                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM N-CSR/A

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-05775

                                   WM Trust II
               (Exact name of registrant as specified in charter)

                 1201 Third Avenue, WMT 0822, Seattle, WA 98101
               (Address of principal executive offices) (Zip code)

                                Jeffrey L. Lunzer
                 1201 Third Avenue, WMT 0822, Seattle, WA 98101
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (206) 913-5800

                    Date of fiscal year end: October 31, 2006

                   Date of reporting period: October 31, 2006


ITEM 1.  REPORTS TO STOCKHOLDERS

(WM GROUP OF FUNDS LOGO)

                                            Common sense. Uncommon solutions.(R)

Annual Report October 31, 2006                                         (GRAPHIC)

                                                   WM Group of Funds transitions
                                                   to Principal Funds.
                                                   See article on page 2.

                                                       (PRINCIPAL(R) FUNDS LOGO)

WM GROUP OF FUNDS

AT THE WM GROUP OF FUNDS, OUR PASSION IS PIECING INDIVIDUAL INVESTMENTS TOGETHER INTO COMPREHENSIVE PORTFOLIOS TO MAKE YOUR FINANCIAL PLAN MORE EFFECTIVE.

                                   (GRAPHIC)

                               Table of Contents

  1   Letter from the President

  2   WM Group of Funds Transitions to Principal Funds

  4   Economy & Financial Markets: Review & Outlook

      WM Group of Funds Performance and Investment Strategy:
  6      REIT Fund
  8      Equity Income Fund
 10      Growth & Income Fund
 12      West Coast Equity Fund
 14      Mid Cap Stock Fund
 16      Growth Fund
 18      Small Cap Value Fund
 20      Small Cap Growth Fund
 22      International Growth Fund
 24      Short Term Income Fund
 26      U.S. Government Securities Fund
 28      Income Fund
 30      High Yield Fund
 32      California Municipal Fund
 34      California Insured Intermediate Municipal Fund

 36   Glossary

 37   Expense Information

 39   Financial Statements

119   Notes to Financial Statements

129   Report of Independent Registered Public Accounting Firm

130   Supplemental Information

                                               NOT FDIC INSURED
                              MAY LOSE VALUE - NOT A DEPOSIT - NO BANK GUARANTEE
                                 NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Dear Shareholder;

(PHOTO OF WILLIAM G. PAPESH)

As we enter a new fiscal year, our fund family is moving rapidly to complete preparations for the acquisition of WM Advisors, Inc. and its subsidiaries by the Principal Financial Group(R) (The Principal(R)). We are extremely enthusiastic about the opportunity to join a company where asset management and accumulation form the core of its business and where the advisory group, Principal Global Investors, shares our expertise in asset allocation. Just as the WM Group of Funds is the 4th largest manager of target-risk asset allocation funds, The Principal is the 4th largest manager of target-date asset allocation funds.(1) Together, we will rank 4th in the overall management of asset allocation funds nationally.

On the next few pages, we introduce you to our future parent company and its world-class investment management group. I'd also like to briefly explain below how the WM Group of Funds will transition through this process.

EVOLUTION OF A FUND COMPLEX

To summarize, the 22 existing retail WM Funds will become part of Principal Investors Fund, Inc. (Principal Investors Funds) as follows:

- 15 funds will continue to be managed by their current portfolio management teams.

- 7 funds will be merged into existing Principal Investors Funds and thereafter will be managed by Principal Global Investors or one of its premier boutique asset management affiliates.(2)

We arrived at these decisions through careful consideration of many factors, two of which stand out with respect to their potential impact on shareholders:

- SHAREHOLDER EXPENSES: Each share class of a surviving fund will have an expense ratio equal to or lower than that of the corresponding share class of the current WM Fund. In certain instances, this will be achieved through an expense cap agreed to by The Principal.(3)

- PERFORMANCE: With respect to the 7 WM Funds that will merge into existing Principal Investors Funds, the Principal Investors Funds had better historical performance than the merged fund for the 1-, 3-, and 5-year periods ended September 30, 2006, as applicable.(4) Please note that past performance does not guarantee future results.

After the fund mergers in January 2007, the combined lineup will consist of 48 retail funds spanning a broad array of asset allocation, equity, and fixed-income investments.

CONTINUITY OF MANAGEMENT AND STEWARDSHIP

The Principal Funds complex also will retain many of the people who have served you and your investment needs over the previous years:

- WM ADVISORS: Our investment management group will have a new name--Edge Asset Management, Inc.--but it will remain in Seattle and employ many of WM Advisors' portfolio managers.

- WM FUNDS DISTRIBUTOR, INC. AND WM SHAREHOLDER SERVICES, INC.: These groups will form the management and staff of Principal Funds Distributor, Inc. and Principal Shareholder Services, Inc.

- WM GROUP OF FUNDS BOARD OF TRUSTEES: Four members of our current Board are proposed for election to the board of Principal Investors Fund, Inc. This group includes Dick Yancey (our Chairman and a Board member for over 30 years), Dan Pavelich (head of the Audit Committee), Kristi Blake (head of the Operations and Distribution Committee), and myself. I would also like to express my deep gratitude to Ed Davis, Carrol McGinnis, Al Osborne, Jay Rockey, and Anne Farrell for their many years of diligent service on behalf of our shareholders.

The Principal has embraced our management and staff, and I think you'll find the combined fund family reflects our best qualities, plus new capabilities and resources. On behalf of everyone at the WM Group of Funds, thank you for the support and trust that you and other shareholders have honored us with for over 65 years.

Sincerely,


/s/ William G. Papesh
------------------------------------
William G. Papesh
President

(1)  Source: FRC. Based on assets as of September 30, 2006.

(2) Principal Global Investors, one of the primary asset management divisions of Principal Financial Group(R), consists of Principal Global Investors, LLC; Principal Real Estate Investors, LLC; Spectrum Asset Management, Inc.; Post Advisory Group, LLC; Columbus Circle Investors; Principal Global Investors (Europe) Limited; Principal Global Investors (Singapore) Ltd; Principal Global Investors (Australia) Ltd; and Principal International, Inc., its subsidiaries and affiliates.

(3)  Expense caps are subject to limited time frames.

(4)  Excluding the WM Money Market Fund.

WM Group of Funds Transitions to Principal Funds

Earlier this year, we announced that the Principal Financial Group(R) (The Principal(R)) had agreed to acquire our fund family's operating companies. Now that the process is nearing completion, we'd like to introduce you to our future parent company and the mutual fund complex that will manage your investments.

Many of our shareholders will recognize the Principal Financial Group as a name they associate with their workplace benefits, such as their retirement plan. As the nation's 401(k) leader,1 The Principal derives over 90% of its assets under management from retirement operations. In the U.S., it serves 42,000 employers with 2.7 million plan participants,2 representing a large base of investors who recognize The Principal as one of "America's Retirement Experts."

To extend its services to individual investors outside of their work-place, The Principal is acquiring WM Advisors and its affiliates. When the transaction closes at the end of 2006 (see Milestones chart on the next page), we will become part of a diverse family of financial services companies -- one where asset management is central to the company's business.

WM ADVISORS JOINS WORLD-CLASS INVESTMENT MANAGER

The heart of the company's asset management organization is Principal Global Investors, an investment manager that combines wide-ranging capabilities with a truly global reach.

Like WM Advisors, Principal Global Investors is a leader within the field of asset allocation investing. While the WM Group of Funds is the 4th largest manager of target-risk asset allocation funds, The Principal is the 4th largest manager of target-date asset allocation funds.(3) The combined fund family will rank 4th in the overall management of asset allocation funds nationally.

Following the acquisition, WM Advisors will be positioned within a network of investment managers affiliated with Principal Global Investors. It will join premier boutique firms such as Columbus Circle Investors and Spectrum Asset Management, which have expertise in a variety of core asset styles and niche investments.

                           PRINCIPAL GLOBAL INVESTORS

PRINCIPAL GLOBAL INVESTORS HAS ATTRACTED A LARGE BASE OF INSTITUTIONAL ASSETS FROM CLIENTS IN 25 COUNTRIES. IT IS THE:

-    42nd largest institutional asset manager out of 778 worldwide

-    23rd largest U.S. institutional tax-exempt manager out of 500

-    5th largest real estate investment manager out of 101

-    Investment manager for 9 of the 25 largest U.S. pension funds

Source: Pensions & Investments Magazine. Based on assets as of December 31, 2005 or June 30, 2006.

PRINCIPAL GLOBAL INVESTORS HAS INVESTMENT EXPERTISE IN:

-    Target-date asset allocation funds

-    Large-cap, mid-cap, and small-cap equities

-    Real estate securities

-    International equities

-    Taxable fixed-income securities

                                     (MAP)

                                   (GRAPHICS)

TOP: The Equitable Building housed the company's offices from 1880 to 1917. It was the tallest office building in Iowa at the time.

BOTTOM: Present-day headquarters of the Principal Financial Group.

HUMBLE BEGINNINGS GIVE RISE TO GLOBAL OPERATIONS

The Principal Financial Group was founded in 1879 as Bankers Life Association, a company that provided life insurance to bankers and their employees from its headquarters in Des Moines, Iowa. From this specialized focus, the firm has expanded its product offerings to include a broad range of financial products and services: retirement and investment services, life and health insurance, and online banking. And its operations are not limited to domestic markets. A member of the Fortune 500, the Principal Financial Group serves some 16.4 million customers from its offices in 11 countries throughout Asia, Australia, Europe, Latin America, and the United States.(2)

JANUARY FUND MERGERS LAUNCH AN EXPANDED FUND FAMILY

The fund mergers scheduled for mid-January 2007 will constitute one of the final steps in the transition process. The combined fund business groups will be known as Principal Funds. With 48 mutual funds offered to retail investors, Principal Funds can provide you with:

-    World-Class Investment Management

-    Comprehensive Asset Allocation Solutions

-    Retirement Investing Expertise

On January 16, 2007, join Principal Funds at our new Web site, www.principalfunds.com, to take a complete tour of the investment products and services available to you. In the meantime, if you have any questions about how this transition affects your account or your investments, please phone our Customer Service line at 800-222-5852.

WM GROUP OF FUNDS TRANSITIONS TO PRINCIPAL FUNDS: MILESTONES

JULY 25, 2006         AUGUST 11, 2006     DECEMBER 15, 2006     ON OR NEAR DECEMBER 31, 2006       ON OR NEAR JANUARY 12, 2007
-------------         ---------------     -----------------     ----------------------------       ---------------------------
Announcement of       Voting by           WM Group of Funds     Anticipated close of acquisition   Anticipated mergers of funds
agreement between     WM Group of Funds   shareholder meeting
Washington Mutual,    Board of Trustees   for voting on fund
Inc. and the                              mergers
Principal Financial
Group

(1) The Principal ranks number one in plans where it provides administrative and investment services according to a 2006 Spectrem Group analysis of fully bundled 401(k) providers.

(2)  As of September 30, 2006.

(3)  Source: FRC. Based on assets as of September 30, 2006.

Economy & Financial Markets: Review & Outlook

ECONOMY ENTERS MID-CYCLE SLOWDOWN

We began the fiscal year with the view that U.S. economic growth would be moderate but weaker than consensus projections. Although corporate profits and consumer spending looked healthy, a slowdown in the housing market appeared likely. We thought when this housing pullback took hold, it would curtail consumers' ability to maintain refinancing-fueled spending. Our 2006 outlook also recognized that a variety of short-term and long-term forces had aligned to indicate that growth would slow.

One cyclical measure that attracted widespread headlines during the period was crude oil prices which, through elevated fuel costs, can act as a tax on consumers. The U.S. benchmark price of oil began the period at $59.77 per barrel, reached a high closing price of $77.03 in July, and then retreated to close at $58.74 on October 31, 2006.

Like crude oil prices, the rate of economic growth climbed and peaked before ending the period near its starting point. Inflation-adjusted (real) growth increased 1.8% during the final three months of 2005. With strong consumer and business spending, it surged 5.6% in early 2006. Evidence of a housing sector correction became clearer in the following months, and real growth decelerated to an estimated 2.2%. (See text highlights in chart below.)

Since housing is a lagging indicator, we believe that the full economic effects of its pullback have yet to play out. However, we expect solid job markets to mitigate the pain that housing causes consumers. Our 2007 outlook is for real growth to keep to the lower end of a 2-3% range as the economy works through a mid-cycle slowdown.

INFLATION GIVES FED PAUSE

For this kind of "soft landing" to occur, we believe that lower interest rates courtesy of the Federal Reserve (the Fed) will be a requirement. The Fed began steadily raising short-term interest rates in June 2004. Like many market participants, we entered 2006 believing that a housing-led slowdown in growth would soon spur the Fed to halt this monetary tightening campaign.

However, concerns about rising inflation dominated the Fed's mindset during the year. A price index that measures core personal consumption1 stood at 1.9% for November 2005, but inflation picked up steam and sent this gauge to 2.5% in August 2006. Inflation

(1) Source: Bureau of Economic Analysis. Monthly data measures the price index for personal consumption expenditures excluding food and energy as a percent change from the same month one year ago.

(2) Indices are unmanaged, and individuals cannot invest directly in an index. See page 36 for definitions of indices.

A WRAP-UP OF THE YEAR NOVEMBER 1, 2005 - OCTOBER 31, 2006

                                  (FLOW CHART)

Source: Bloomberg L.P. (S&P 500 data).

fears eased somewhat as energy prices headed downward and the housing market cooled. These developments allowed the Fed to leave its target for the federal funds rate unchanged at 5.25% near the end of the fiscal year.

This rate is slightly restrictive in our view. We expect the lagging effects of monetary tightening to contain inflation going forward by combining with significant deflationary forces. We also believe that the economic system has become somewhat self-regulating in recent years, alleviating the need for a highly active Fed. However, as fears of inflation continue to subside, we think the Fed will turn its sights on potential deflation and recession. We don't regard either of these conditions as likely, but we would welcome Fed actions that begin cutting interest rates early in 2007.

MARKETS MAKE LATE-PERIOD CLIMB

Uncertainty about inflation and interest rates often determined investor behavior during the fiscal year. As shown in the chart below, stock markets achieved muted gains within the early months of 2006 before retreating in May and June-- a span that was framed by the year's final two Fed rate increases. The growing likelihood and then arrival of the Fed's pause kindled a rally in stocks and also benefited bonds, causing yields to fall. The S&P 500 advanced 16.34% for the fiscal year, and the Lehman Brothers Aggregate Bond Index ended the period with a total return of 5.18%.(2)

The outlook for subdued growth and inflation described above, and the potential for monetary easing by the Fed, lead us to expect that bond yields will continue inching lower in 2007. Any incoming data that sparks recession fears could create some volatility for fixed-income securities. However, we regard corporate and mortgage issues as reasonably valued and believe that they will perform in line with this risk.

Lower bond yields are also among the factors that support the prospects for moderate but positive gains by equities in 2007. Stocks continue to appear attractive relative to bonds and are likely to be assisted by fair valuations, the global flow of funds, and the generally healthy state of corporations. Cyclical economic and valuation indicators also suggest that large-cap stocks could outperform small caps and growth could outperform value. A less restrictive stance by the Fed could also accommodate the appreciation of stock prices.

This economic and financial market analysis represents the opinions of WM Advisors. It should not be considered as investment advice. No forecast based on the opinions expressed can be guaranteed, and they may be subject to change without notice.

                                  (FLOW CHART)

REIT Fund

ANNUAL TOTAL RETURNS(1)
Class A shares at net asset value(2)
(Calendar Year)

2005    9.14%
2004   31.14%

INVESTMENT STRATEGY

Real estate investment trusts (REITs) have enjoyed enormous market enthusiasm in recent years, and this positive trend continued during the 2006 fiscal year. The benchmark REIT index rose strongly over the period and ended with more than double the total return of the broad stock market. These results were fueled, in part, by the activity of hedge funds and institutional investors that have favored REITs as a diversification tool.

Stock selection was the primary source of positive performance for the WM REIT Fund during the year. The industrial/office sector advanced strongly within the market, benefiting the Fund. Many leases that these REITs hold reset at higher levels during the period and boosted earnings. Strong contributors included Boston Properties, SL Green Realty, and ProLogis. The Fund also benefited from several specialty REITs. Entertainment Properties, which owns movie theater property, rose on an improved valuation. Global Signal, a telecommunications tower REIT, climbed after a buyout announcement. Certain mortgage and residential holdings also had a positive impact on performance.

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge noted above.

REIT securities are subject to risk factors associated with the real estate industry and tax factors of REIT registration.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF OCTOBER 31, 2006

                                 1-Year   Since Inception   Inception Date
                                 ------   ---------------   --------------
CLASS A SHARES
   Net Asset Value(2)            33.28%        28.40%           3/1/03
   With Sales Charge             25.96%        26.45%
CLASS B SHARES
   Net Asset Value(2)            32.23%        27.45%           3/1/03
   With Sales Charge             27.23%        27.02%
CLASS C SHARES
   Net Asset Value(2)            32.32%        27.55%           3/1/03
   With Sales Charge             31.32%        27.55%
FTSE NAREIT All REITs Index(3)   35.56%        29.46%

VALUE OF A $10,000 INVESTMENT(1) MARCH 1, 2003 - OCTOBER 31, 2006

                              (PERFORMANCE GRAPH)

                    REIT FUND
         -------------------------------
                           FTSE NAREIT -
DATE       NAV      MOP      ALL Index
----     ------   ------   -------------
Oct-96
Nov-96
Dec-96
Jan-97
Feb-97
Mar-97
Apr-97
May-97
Jun-97
Jul-97
Aug-97
Sep-97
Oct-97
Nov-97
Dec-97
Jan-98
Feb-98
Mar-98
Apr-98
May-98
Jun-98
Jul-98
Aug-98
Sep-98
Oct-98
Nov-98
Dec-98
Jan-99
Feb-99
Mar-99
Apr-99
May-99
Jun-99
Jul-99
Aug-99
Sep-99
Oct-99
Nov-99
Dec-99
Jan-00
Feb-00
Mar-00
Apr-00
May-00
Jun-00
Jul-00
Aug-00
Sep-00
Oct-00
Nov-00
Dec-00
Jan-01
Feb-01
Mar-01
Apr-01
May-01
Jun-01
Jul-01
Aug-01
Sep-01
Oct-01
Nov-01
Dec-01
Jan-02
Feb-02
Mar-02
Apr-02
May-02
Jun-02
Jul-02
Aug-02
Sep-02
Oct-02
Nov-02
Dec-02
Jan-03
Feb-03   10,000    9,450       10,000
Mar-03   10,070    9,516       10,207
Apr-03   10,460    9,884       10,694
May-03   11,030   10,423       11,348
Jun-03   11,248   10,630       11,643
Jul-03   11,884   11,230       12,254
Aug-03   11,964   11,306       12,306
Sep-03   12,339   11,660       12,694
Oct-03   12,644   11,948       12,967
Nov-03   13,171   12,447       13,553
Dec-03   13,640   12,890       14,018
Jan-04   14,226   13,444       14,620
Feb-04   14,555   13,754       14,941
Mar-04   15,366   14,521       15,777
Apr-04   13,176   12,451       13,370
May-04   13,940   13,174       14,314
Jun-04   14,446   13,652       14,742
Jul-04   14,478   13,682       14,748
Aug-04   15,453   14,603       15,910
Sep-04   15,513   14,660       15,940
Oct-04   16,273   15,378       16,664
Nov-04   16,981   16,047       17,437
Dec-04   17,885   16,901       18,277
Jan-05   16,405   15,503       16,831
Feb-05   16,824   15,898       17,210
Mar-05   16,444   15,539       16,890
Apr-05   17,297   16,346       17,680
May-05   17,999   17,009       18,313
Jun-05   18,701   17,673       19,174
Jul-05   20,014   18,913       20,434
Aug-05   19,256   18,196       19,565
Sep-05   19,334   18,271       19,546
Oct-05   18,789   17,756       19,012
Nov-05   19,574   18,498       19,837
Dec-05   19,520   18,447       19,794
Jan-06   20,916   19,766       21,179
Feb-06   21,141   19,978       21,484
Mar-06   22,174   20,954       22,559
Apr-06   21,519   20,335       21,859
May-06   20,909   19,759       21,252
Jun-06   21,693   20,500       22,312
Jul-06   22,283   21,057       22,984
Aug-06   23,246   21,968       23,770
Sep-06   23,526   22,232       24,240
Oct-06   25,050   23,672       25,772

Performance of other share classes will differ.

See glossary on page 36 for definitions of indices and terms.

(1) Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

(2)  Net asset value is not adjusted for sales charge.

(PHOTO OF DAVID W. SIMPSON)   PORTFOLIO MANAGER
                              David W. Simpson, CFA
                              WM Advisors, Inc.

However, the Fund's underweighting of the residential sector proved to be problematic. As the housing sector cooled this year, the "rent vs. buy" decision increasingly favored rentals. We underweighted the sector, believing that the housing slowdown would cause fewer speculative condominium sales and leading these units to eventually re-enter the supply of rentals. We believe that the market began to price this activity into residential REITs later in the year, but the Fund missed out on some of the sector's earlier gains.

Changes within allocations during the period were fairly limited. In the industrial/office sector, several Fund holdings were bought out, and valuations led us to sell a position and trim others. In the health care sector, we added two new holdings, Health Care REIT and OMEGA Healthcare Investors, and we built up other positions. This overweighted sector benefited Fund performance late in the fiscal year as health care REITs began to participate more fully in REIT market gains.

Overall, we believe that REIT fundamentals remain strong but valuations also seem quite rich. Assessments of this market can be somewhat clouded since REIT fundamentals and stock price appreciation have often diverged in the past. REITs have outperformed the S&P 500 every year since 1999, and we feel that this lengthy period of strong gains may be contributing to some market complacency. As a result, we tend to favor higher quality holdings and anticipate that investors may not be rewarded for moving down the quality spectrum.

TOP 10 HOLDINGS(4) AS OF OCTOBER 31, 2006

                                       % of Net Assets   Total Return(5)
                                       ---------------   ---------------
Kimco Realty Corp.                          4.17%             55.47%
Simon Property Group Inc.                   3.99%             40.70%
Alexandria Real Estate Equities Inc.        3.90%             27.25%
ProLogis                                    3.86%             51.89%
Developers Diversified Realty Corp.         3.84%             45.75%
Macerich Co.                                3.71%             30.03%
Equity Residential Properties               3.60%             44.70%
United Dominion Realty Trust                3.52%             52.93%
Corporate Office Properties Trust           3.52%             41.37%
General Growth Properties Inc.              3.47%             26.50%

FUND CHARACTERISTICS
AS OF OCTOBER 31, 2006

Weighted Average Market Capitalization:   $  7.6 billion
Weighted Average P/E
   (based on trailing earnings):            32.8
Beta:                                       1.24
Fund Standard Deviation:                   15.38
S&P 500 Standard Deviation:                 8.14
Portfolio Turnover
   (for fiscal year):                         18%
Number of Securities:                         43
Expense Ratio
   (Class A shares for fiscal year):        1.30%
Total Net Assets:                         $496.8 million

PORTFOLIO COMPOSITION(4)
As of 10/31/06

                                  (PIE CHART)

                       As of      As of
Asset Class          10/31/06   10/31/05   Change
-----------          --------   --------   ------
Retail                  25%        26%       -1%
Industrial/Office       22%        26%       -4%
Residential             11%        11%        0%
Health Care              9%         5%       +4%
Lodging/Resorts          8%         6%       +2%
Common Stock             6%         6%        0%
Specialty                6%         8%       -2%
Diversified              3%         3%        0%
Hybrid                   3%         1%       +2%
Mortgage/Financial       2%         1%       +1%
Self Storage             2%         2%        0%
Cash Equivalents         3%         5%       -2%

(3) On 3/6/06, the National Association of Real Estate Investment Trusts (NAREIT) changed the name of the NAREIT All REITs Index to the FTSE NAREIT All REITs Index. Returns shown for the index assume reinvestment of all dividends and distributions, and the since-inception return shown for the index is calculated from 2/28/03. Indices are unmanaged, and individuals cannot invest directly in an index.

(4)  May not reflect the current portfolio composition.

(5) Performance information provided for individual securities held by the Fund represents performance for the fiscal year ended 10/31/06. The Fund may not have held these securities throughout the entire period.

Equity Income Fund*

ANNUAL TOTAL RETURNS(1)
Class A shares at net asset value(2)
(Calendar Year)

2005     9.46%
2004    18.72%
2003    29.22%
2002   -12.82%
2001     7.41%
2000    14.64%
1999     4.83%
1998     6.93%
1997    19.89%
1996    13.60%

INVESTMENT STRATEGY

Strong economic growth in early 2006 decelerated as this fiscal year progressed. Inflationary pressures also rose and then eased. During the first eight months of the period, the Federal Reserve (the Fed) continued its two-year streak of increases in short-term interest rates. The Fed's August decision to pause its monetary tightening campaign, coupled with a decline in energy prices, spurred a rally in equity markets that continued through the close of the period.

The WM Equity Income Fund began the fiscal year with defensive positioning that reflected an outlook for slower economic growth and rising inflation and interest rates. The sectors that we emphasized included consumer staples, health care, and telecommunications. As the conditions we had forecasted became more evident, the Fund's sector allocations benefited performance. An underweighting in financials proved beneficial as these firms struggled to achieve earnings growth while short-term interest rates increased and the yield curve flattened. An overweighting in the energy sector also assisted performance, as energy

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852.Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge noted above. REIT securities are subject to risk factors associated with the real estate industry and tax factors of REIT registration.

* As of 8/1/00, the WM Bond & Stock Fund became the WM Equity Income Fund, and the Fund's objectives and strategies changed. This information should be considered when reviewing past performance. Please see the prospectus for detailed information.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF OCTOBER 31, 2006

                                                                 Since     Inception
                                   1-Year   5-Year   10-Year   Inception      Date
                                   ------   ------   -------   ---------   ---------
CLASS A SHARES
   Net Asset Value(2)              17.16%   11.97%    11.08%      9.16%     5/31/39
   With Sales Charge               10.70%   10.72%    10.45%      9.07%
CLASS B SHARES
   Net Asset Value(2)              16.16%   10.96%    10.32%     11.40%     3/30/94
   With Sales Charge               11.16%   10.69%    10.32%     11.40%
CLASS C SHARES
   Net Asset Value(2)              16.28%   11.09%    10.21%     10.80%      3/1/02
   With Sales Charge               15.28%   11.09%    10.21%     10.80%
S&P 500/Citigroup Value Index(3)   20.54%    9.82%     9.44%        --
S&P 500(3)                         16.34%    7.25%     8.64%     11.61%

VALUE OF A $10,000 INVESTMENT(1) OCTOBER 31, 1996 - OCTOBER 31, 2006

                               (PERFORMANCE GRAPH)

                       EQUITY INCOME FUND
         ---------------------------------------------
                                     S&P 500/Citigroup
 DATE      NAV      MOP    S&P 500      Value Index
 ----    ------   ------   -------   -----------------
Oct-96   10,000    9,450    10,000         10,000
Nov-96   10,455    9,880    10,759         10,688
Dec-96   10,400    9,828    10,548         10,577
Jan-97   10,656   10,070    11,203         11,036
Feb-97   10,773   10,181    11,294         11,199
Mar-97   10,581    9,999    10,824         10,823
Apr-97   10,773   10,181    11,470         11,257
May-97   11,253   10,634    12,175         11,918
Jun-97   11,591   10,954    12,718         12,434
Jul-97   12,157   11,488    13,727         13,287
Aug-97   11,762   11,116    12,964         12,689
Sep-97   12,238   11,565    13,675         13,432
Oct-97   12,081   11,417    13,218         13,028
Nov-97   12,350   11,671    13,830         13,639
Dec-97   12,469   11,783    14,068         13,947
Jan-98   12,469   11,783    14,224         13,826
Feb-98   12,913   12,203    15,249         14,707
Mar-98   13,174   12,449    16,030         15,558
Apr-98   13,262   12,533    16,192         15,600
May-98   13,050   12,332    15,913         15,441
Jun-98   13,149   12,426    16,560         15,700
Jul-98   12,624   11,930    16,384         15,380
Aug-98   11,316   10,694    14,015         13,372
Sep-98   11,814   11,165    14,913         14,286
Oct-98   12,567   11,876    16,126         15,315
Nov-98   13,168   12,443    17,103         16,009
Dec-98   13,332   12,599    18,088         16,585
Jan-99   13,478   12,736    18,844         16,585
Feb-99   12,952   12,240    18,258         16,261
Mar-99   13,232   12,504    18,988         16,539
Apr-99   13,989   13,219    19,723         17,712
May-99   14,116   13,340    19,258         17,461
Jun-99   14,453   13,658    20,327         18,107
Jul-99   14,095   13,320    19,692         17,536
Aug-99   13,673   12,921    19,594         17,024
Sep-99   13,150   12,426    19,057         16,435
Oct-99   13,492   12,750    20,263         17,296
Nov-99   13,640   12,890    20,675         17,184
Dec-99   13,976   13,207    21,892         17,392
Jan-00   13,465   12,725    20,793         16,639
Feb-00   13,263   12,534    20,400         15,665
Mar-00   14,095   13,320    22,396         17,176
Apr-00   14,065   13,292    21,722         17,052
May-00   14,182   13,402    21,276         17,151
Jun-00   14,096   13,320    21,800         16,631
Jul-00   14,046   13,274    21,460         16,568
Aug-00   14,545   13,745    22,792         17,570
Sep-00   14,801   13,987    21,589         17,333
Oct-00   15,343   14,499    21,498         17,456
Nov-00   15,097   14,267    19,804         16,653
Dec-00   16,021   15,140    19,901         17,301
Jan-01   16,406   15,503    20,608         17,450
Feb-01   16,278   15,382    18,728         16,719
Mar-01   16,091   15,206    17,543         16,030
Apr-01   16,671   15,754    18,906         16,916
May-01   17,016   16,081    19,032         17,190
Jun-01   16,943   16,011    18,570         16,652
Jul-01   17,258   16,309    18,388         16,626
Aug-01   17,150   16,207    17,237         15,977
Sep-01   16,308   15,411    15,844         14,939
Oct-01   16,252   15,358    16,147         14,821
Nov-01   16,941   16,010    17,385         15,608
Dec-01   17,209   16,263    17,538         15,886
Jan-02   17,142   16,199    17,282         15,784
Feb-02   17,075   16,136    16,949         15,956
Mar-02   17,871   16,888    17,586         16,610
Apr-02   17,294   16,342    16,520         16,057
May-02   17,361   16,406    16,398         16,097
Jun-02   16,450   15,545    15,230         15,155
Jul-02   15,222   14,385    14,042         13,722
Aug-02   15,518   14,664    14,135         13,766
Sep-02   14,009   13,239    12,599         12,268
Oct-02   14,570   13,768    13,707         13,078
Nov-02   15,440   14,590    14,515         13,885
Dec-02   15,001   14,176    13,661         13,247
Jan-03   14,643   13,837    13,303         12,887
Feb-03   14,389   13,598    13,104         12,530
Mar-03   14,519   13,720    13,231         12,559
Apr-03   15,586   14,729    14,321         13,633
May-03   16,515   15,606    15,076         14,508
Jun-03   16,802   15,878    15,269         14,680
Jul-03   16,930   15,999    15,537         14,952
Aug-03   17,187   16,242    15,840         15,282
Sep-03   17,356   16,401    15,673         15,058
Oct-03   18,130   17,133    16,560         16,005
Nov-03   18,423   17,410    16,705         16,189
Dec-03   19,387   18,321    17,581         17,267
Jan-04   19,895   18,801    17,904         17,545
Feb-04   20,402   19,280    18,153         17,912
Mar-04   20,432   19,309    17,879         17,699
Apr-04   19,946   18,849    17,598         17,339
May-04   20,148   19,039    17,839         17,542
Jun-04   20,696   19,557    18,185         17,998
Jul-04   20,207   19,096    17,583         17,556
Aug-04   20,458   19,333    17,654         17,729
Sep-04   20,926   19,775    17,844         18,027
Oct-04   21,225   20,057    18,117         18,348
Nov-04   22,299   21,072    18,851         19,242
Dec-04   23,019   21,753    19,492         19,861
Jan-05   22,526   21,287    19,017         19,488
Feb-05   23,317   22,034    19,416         20,065
Mar-05   23,028   21,761    19,072         19,710
Apr-05   22,931   21,670    18,710         19,327
May-05   23,559   22,264    19,305         19,876
Jun-05   23,969   22,651    19,332         20,015
Jul-05   24,707   23,349    20,051         20,796
Aug-05   24,525   23,176    19,869         20,717
Sep-05   24,699   23,340    20,029         20,974
Oct-05   24,419   23,076    19,695         20,688
Nov-05   25,161   23,777    20,439         21,580
Dec-05   25,193   23,808    20,446         21,590
Jan-06   26,139   24,702    20,987         22,234
Feb-06   26,126   24,689    21,044         22,474
Mar-06   26,551   25,091    21,305         22,856
Apr-06   27,183   25,688    21,590         23,494
May-06   26,525   25,066    20,969         22,918
Jun-06   26,559   25,099    20,998         22,996
Jul-06   26,851   25,375    21,128         23,226
Aug-06   27,258   25,759    21,631         23,581
Sep-06   27,818   26,288    22,189         24,209
Oct-06   28,609   27,035    22,913         25,015

Performance of other share classes will differ.

See glossary on page 36 for definitions of indices and terms.

(1) Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. For Class C shares, performance for periods prior to inception is hypothetical, based on Class A share returns adjusted for the respective expenses of the share class. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

(2)  Net asset value is not adjusted for sales charge.

(PHOTO OF JOSEPH T. SUTY)   PORTFOLIO MANAGER
                            Joseph T. Suty, CFA
                            WM Advisors, Inc.

costs were high for a majority of the period. However, an underweighting in materials had a negative impact as the Fund missed out on some of the gains this sector enjoyed during the year.

Performance by individual holdings was a slight net negative to results for the period, as certain holdings struggled and offset gains by strong performers. Diversified financial positions, with a fee-based revenue model and less interest-rate sensitivity, benefited the Fund. Franklin Resources and Morgan Stanley both advanced through this strategy.

Several technology firms, including Apple Computer, Hewlett-Packard, and Samsung, also had a positive impact. Real estate investment trusts (REITs), such as ProLogis, continued their multi-year trend of strong gains, and this benefited the Fund. However, certain positions within the consumer staples, health care, and industrials sectors were detrimental to performance.

With a pullback by equity markets during the spring, followed by easing inflationary pressures and the Fed's pause, we have begun to look at opportunities in more economically sensitive areas of the market. We believe that the slowing of economic growth will reach a trough in the near term and then return to slightly higher, sustainable levels. However, we also feel that interest-rate cuts by the Fed in 2007 will be necessary to avoid a prolonged deceleration of growth. In an environment of subdued growth and inflation, we will be looking for opportunities in cyclicals, transportation, and industrials. We also continue to look across all sectors for undervalued firms that we believe demonstrate strong balance sheets, cash flow, and dividend growth prospects.

TOP 10 HOLDINGS(4) AS OF OCTOBER 31, 2006

                              % of Net Assets   Total Return(5)
                              ---------------   ---------------
McGraw-Hill Companies Inc.         1.76%             32.85%
Microsoft Corp.                    1.69%             13.26%
Verizon Communications Inc.        1.56%             23.18%
Franklin Resources Inc.            1.53%             29.61%
ACE Ltd.                           1.49%             11.91%
AT&T Inc.                          1.46%             50.68%
Wells Fargo & Co.                  1.43%             24.54%
Citigroup Inc.                     1.37%             14.11%
Goldman Sachs Group Inc.           1.36%             51.45%
JPMorgan Chase & Co.               1.32%             33.70%

FUND CHARACTERISTICS
AS OF OCTOBER 31, 2006

Weighted Average Market Capitalization:   $69.8 billion
Weighted Average P/E
   (based on estimated earnings):          14.6
Beta:                                      0.89
Fund Standard Deviation:                   6.87
S&P 500 Standard Deviation:                8.14
Portfolio Turnover
   (for fiscal year):                        81%
Number of Securities:                       165
Expense Ratio
   (Class A shares for fiscal year):       0.87%
Total Net Assets:                         $ 3.8 billion

PORTFOLIO COMPOSITION(4)
As of 10/31/06

                                   (PIE CHART)

                               As of      As of
Asset Class                  10/31/06   10/31/05   Change
-----------                  --------   --------   ------
Financials                      27%        24%       +3%
Information Technology          12%         8%       +4%
Industrials                     11%        11%        0%
Consumer Discretionary           9%         6%       +3%
Health Care                      9%         7%       +2%
Energy                           8%        11%       -3%
Telecommunication Services       7%         3%       +4%
Consumer Staples                 6%         6%        0%
REITs                            4%         7%       -3%
Materials                        2%         3%       -1%
Utilities                        2%         4%       -2%
Other                            1%         3%       -2%
U.S. Treasuries                  1%         2%       -1%
Cash Equivalents                 1%         5%       -4%

(3) On 12/16/05, Standard & Poor's changed the name of the S&P 500/BARRA Value Index to the S&P 500/Citigroup Value Index and changed its calculation methodology. Returns shown for the indices assume reinvestment of all dividends and distributions, and the since-inception return shown for the S&P 500 is calculated from 5/31/39. Indices are unmanaged, and individuals cannot invest directly in an index.

(4)  May not reflect the current portfolio composition.

(5) Performance information provided for individual securities held by the Fund represents performance for the fiscal year ended 10/31/06. The Fund may not have held these securities throughout the entire period.

Growth & Income Fund

ANNUAL TOTAL RETURNS(1)
Class A shares at net asset value(2)
(Calendar Year)

2005     3.29%
2004     8.63%
2003    26.15%
2002   -20.37%
2001    -3.28%
2000     1.53%
1999    18.26%
1998    14.41%
1997    29.52%
1996    22.28%

INVESTMENT STRATEGY

During the fiscal year, corporations continued to generate strong earnings growth while economic growth initially accelerated and then slowed. To rein in inflationary pressures, the Federal Reserve (the Fed) continued its two-year streak of increases in short-term interest rates. The Fed's August decision to pause its monetary tightening campaign spurred a rally in equity markets. Large-cap stocks benefited from this advance, although a decisive market rotation away from small-and mid-cap stocks had yet to occur as the period closed.

As economic growth has decelerated, our strategy has been to emphasize holdings that rely on business spending and to deemphasize those that rely on consumer spending. Several firms within the industrials sector provided the WM Growth & Income Fund with gains during the period. Lockheed Martin rose on increased defense spending. Honeywell International advanced on improvements in the aviation sector. The Fund's one airline position, AMR, also rose on improved financial conditions for airlines following an industry-wide reduction in capacity. The Fund also received positive contributions

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852.Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge noted above.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF OCTOBER 31, 2006

                                                      Since     Inception
                        1-Year   5-Year   10-Year   Inception      Date
                        ------   ------   -------   ---------   ---------
CLASS A SHARES
   Net Asset Value(2)   12.62%    5.38%    8.37%      10.11%     10/31/49
   With Sales Charge     6.44%    4.20%    7.76%      10.00%
CLASS B SHARES
   Net Asset Value(2)   11.42%    4.32%    7.61%      10.03%      3/30/94
   With Sales Charge     6.41%    3.98%    7.61%      10.03%
CLASS C SHARES
   Net Asset Value(2)   11.71%    4.42%    7.42%       4.71%       3/1/02
   With Sales Charge    10.71%    4.42%    7.42%       4.71%
S&P 500(3)              16.34%    7.25%    8.64%      12.06%

VALUE OF A $10,000 INVESTMENT(1) OCTOBER 31, 1996 - OCTOBER 31, 2006

                               (PERFORMANCE GRAPH)

            GROWTH & INCOME FUND
         -------------------------
 DATE      NAV      MOP    S&P 500
 ----    ------   ------   -------
Oct-96   10,000    9,450    10,000
Nov-96   10,730   10,140    10,759
Dec-96   10,610   10,026    10,548
Jan-97   11,114   10,502    11,203
Feb-97   11,176   10,561    11,294
Mar-97   10,789   10,196    10,824
Apr-97   11,188   10,573    11,470
May-97   11,930   11,274    12,175
Jun-97   12,541   11,851    12,718
Jul-97   13,484   12,742    13,727
Aug-97   12,884   12,175    12,964
Sep-97   13,612   12,863    13,675
Oct-97   13,124   12,402    13,218
Nov-97   13,524   12,781    13,830
Dec-97   13,742   12,986    14,068
Jan-98   13,513   12,770    14,224
Feb-98   14,546   13,746    15,249
Mar-98   15,085   14,255    16,030
Apr-98   15,148   14,315    16,192
May-98   14,754   13,943    15,913
Jun-98   15,160   14,326    16,560
Jul-98   14,554   13,753    16,384
Aug-98   11,989   11,330    14,015
Sep-98   12,958   12,245    14,913
Oct-98   14,093   13,318    16,126
Nov-98   15,009   14,184    17,103
Dec-98   15,722   14,857    18,088
Jan-99   16,329   15,431    18,844
Feb-99   15,991   15,111    18,258
Mar-99   16,456   15,551    18,988
Apr-99   17,537   16,573    19,723
May-99   17,311   16,359    19,258
Jun-99   18,178   17,179    20,327
Jul-99   17,562   16,596    19,692
Aug-99   17,046   16,108    19,594
Sep-99   16,608   15,694    19,057
Oct-99   17,415   16,457    20,263
Nov-99   17,896   16,911    20,675
Dec-99   18,593   17,571    21,892
Jan-00   17,649   16,678    20,793
Feb-00   17,100   16,160    20,400
Mar-00   19,014   17,968    22,396
Apr-00   18,991   17,946    21,722
May-00   19,291   18,230    21,276
Jun-00   19,079   18,029    21,800
Jul-00   18,516   17,497    21,460
Aug-00   19,782   18,694    22,792
Sep-00   19,369   18,304    21,589
Oct-00   19,845   18,754    21,498
Nov-00   18,410   17,398    19,804
Dec-00   18,880   17,842    19,901
Jan-01   20,470   19,344    20,608
Feb-01   19,548   18,473    18,728
Mar-01   18,602   17,579    17,543
Apr-01   19,508   18,435    18,906
May-01   19,976   18,878    19,032
Jun-01   19,567   18,491    18,570
Jul-01   19,543   18,469    18,388
Aug-01   18,490   17,473    17,237
Sep-01   16,970   16,037    15,844
Oct-01   17,186   16,241    16,147
Nov-01   18,124   17,127    17,385
Dec-01   18,258   17,254    17,538
Jan-02   17,648   16,678    17,282
Feb-02   17,258   16,309    16,949
Mar-02   18,149   17,151    17,586
Apr-02   16,922   15,991    16,520
May-02   17,140   16,198    16,398
Jun-02   15,944   15,067    15,230
Jul-02   14,670   13,863    14,042
Aug-02   14,881   14,063    14,135
Sep-02   13,380   12,644    12,599
Oct-02   14,419   13,626    13,707
Nov-02   15,139   14,306    14,515
Dec-02   14,539   13,740    13,661
Jan-03   14,270   13,485    13,303
Feb-03   13,924   13,158    13,104
Mar-03   13,963   13,195    13,231
Apr-03   15,091   14,261    14,321
May-03   15,936   15,059    15,076
Jun-03   16,275   15,380    15,269
Jul-03   16,267   15,372    15,537
Aug-03   16,464   15,558    15,840
Sep-03   16,433   15,529    15,673
Oct-03   17,041   16,103    16,560
Nov-03   17,262   16,313    16,705
Dec-03   18,341   17,332    17,581
Jan-04   18,660   17,634    17,904
Feb-04   18,963   17,920    18,153
Mar-04   18,644   17,619    17,879
Apr-04   18,644   17,619    17,598
May-04   18,780   17,747    17,839
Jun-04   19,186   18,131    18,185
Jul-04   18,413   17,400    17,583
Aug-04   18,587   17,565    17,654
Sep-04   18,651   17,625    17,844
Oct-04   18,651   17,625    18,117
Nov-04   19,335   18,272    18,851
Dec-04   19,921   18,825    19,492
Jan-05   19,646   18,566    19,017
Feb-05   19,976   18,877    19,416
Mar-05   19,662   18,581    19,072
Apr-05   19,405   18,338    18,710
May-05   19,873   18,780    19,305
Jun-05   20,002   18,902    19,332
Jul-05   20,268   19,153    20,051
Aug-05   20,116   19,009    19,869
Sep-05   19,963   18,865    20,029
Oct-05   19,834   18,743    19,695
Nov-05   20,672   19,535    20,439
Dec-05   20,578   19,446    20,446
Jan-06   20,904   19,754    20,987
Feb-06   20,879   19,731    21,044
Mar-06   21,075   19,916    21,305
Apr-06   21,491   20,309    21,590
May-06   20,790   19,646    20,969
Jun-06   20,610   19,477    20,998
Jul-06   20,879   19,731    21,128
Aug-06   21,262   20,093    21,631
Sep-06   21,727   20,532    22,189
Oct-06   22,338   21,109    22,913

Performance of other share classes will differ.

See glossary on page 36 for definitions of indices and terms.

(1) Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. For Class C shares, performance for periods prior to inception is hypothetical, based on Class A share returns adjusted for the respective expenses of the share class. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

(2)  Net asset value is not adjusted for sales charge.

(3) Returns shown for the index assume reinvestment of all dividends and distributions, and the since-inception return shown for the index is calculated from 10/31/49. Indices are unmanaged, and individuals cannot invest directly in an index.

(PHOTO OF STEPHEN Q. SPENCER)   PORTFOLIO MANAGER
                                Stephen Q. Spencer, CFA
                                WM Advisors, Inc.

from telecommunications holdings like AT&T and Verizon, which have benefited from the consolidation of wireless and "wireline" companies.

However, the lagging performance of large-cap and mega-cap firms earlier in the fiscal year was detrimental to the Fund, as were certain problematic health care holdings. Within this group, Omnicare, a provider of pharmacy services to nursing facilities, declined in the wake of legal and business headwinds, and we exited the position. While Teva Pharmaceutical Industries, Medtronic, and Johnson & Johnson also endured a variety of problems, Medtronic and Johnson & Johnson have improved in recent months.

Within sector allocations, we reduced consumer discretionaries to an underweighting due to our outlook for decelerating consumer spending. We also trimmed utilities, which is a sector that tends to lag in a rising/stable interest-rate environment. Conversely, we added some new holdings in the energy sector, and in the latter months of the year, we increased the Fund's technology exposure.

We believe that the market has begun to acknowledge that economic growth is likely to continue slowing. We anticipate that this will lead investors to reduce their risk exposure and gravitate toward large-cap companies that typically fare better than small firms during a mid-cycle slowdown. Large caps tend to have greater cash flow, stronger balance sheets, and broader market exposure, all of which can support them through slower economic conditions. Should economic growth and inflation remain subdued, we believe stocks of high-quality large- and mega-cap firms could continue advancing.

TOP 10 HOLDINGS(4) AS OF OCTOBER 31, 2006

                               % of Net     Total
                                Assets    Return(5)
                               --------   ---------
Exxon Mobil Corp.                2.61%      29.78%
Citigroup Inc.                   2.45%      14.11%
JPMorgan Chase & Co.             2.42%      33.70%
Honeywell International Inc.     2.40%      25.93%
General Electric Co.             2.37%       6.61%
Schlumberger Ltd.                2.18%      40.15%
ACE Ltd.                         2.17%      11.91%
Procter & Gamble Co.             2.17%      15.58%
Allstate Corp.                   2.16%      19.11%
Freddie Mac                      2.13%      15.91%

FUND CHARACTERISTICS
AS OF OCTOBER 31, 2006

Weighted Average Market Capitalization:   $99.4 billion
Weighted Average P/E
   (based on estimated earnings):          14.4
Beta:                                      0.89
Fund Standard Deviation:                   6.97
S&P 500 Standard Deviation:                8.14
Portfolio Turnover
   (for fiscal year):                        29%
Number of Securities:                        72
Expense Ratio
   (Class A shares for fiscal year):       0.87%
Total Net Assets:                         $ 2.3 billion

PORTFOLIO COMPOSITION(4)
As of 10/31/06

                                   (PIE CHART)

                               As of      As of
Asset Class                  10/31/06   10/31/05   Change
-----------                  --------   --------   ------
Financials                      22%        22%        0%
Information Technology          15%        13%       +2%
Industrials                     14%        11%       +3%
Energy                          12%         9%       +3%
Consumer Staples                10%        10%        0%
Health Care                     10%        11%       -1%
Consumer Discretionary           6%        10%       -4%
Telecommunication Services       3%         1%       +2%
Utilities                        3%         5%       -2%
Materials                        2%         2%        0%
Cash Equivalents                 3%         6%       -3%

(4)  May not reflect the current portfolio composition.

(5) Performance information provided for individual securities held by the Fund represents performance for the fiscal year ended 10/31/06. The Fund may not have held these securities throughout the entire period.

West Coast Equity Fund

ANNUAL TOTAL RETURNS(1)
Class A shares at net asset value(2)
(Calendar Year)

2005     8.13%
2004    13.23%
2003    41.36%
2002   -22.45%
2001     6.34%
2000     6.65%
1999    42.27%
1998    22.98%
1997    32.88%
1996    22.56%

INVESTMENT STRATEGY

Speculation about interest rates and inflation dominated the financial markets during much of the fiscal year and helped restrain equity returns. To rein in inflationary pressures, the Federal Reserve (the Fed) continued its two-year streak of increases in short-term interest rates before deciding in August to pause this monetary tightening campaign. Economic growth slowed as the year progressed, but the Fed's pause and a late-period decline in oil prices spurred a rally in equity markets that extended through the close of the year.

Challenges endured by certain holdings resulted in some of the WM West Coast Equity Fund's relative underperformance for the period. Several health care positions lagged the broader market's gains, due in part to political uncertainty prior to the mid-term congressional elections. Pixelworks, which makes chips for the display screens of electronic devices, had a detrimental impact on the Fund after it posted losses in recent quarters. Several California-based bank holdings also struggled as short-term interest rates rose and the yield curve flattened.

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge noted above.

Small-cap and mid-cap stocks may have additional risks, including greater price volatility. There may be additional investment risks due to the Fund's concentration in West Coast companies.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF OCTOBER 31, 2006


                                                                  Since     Inception
                                    1-Year   5-Year   10-Year   Inception      Date
                                    ------   ------   -------   ---------   ---------
CLASS A SHARES
   Net Asset Value(2)               13.50%   10.04%    15.42%     14.58%     11/24/86
   With Sales Charge                 7.26%    8.80%    14.77%     14.25%
CLASS B SHARES
   Net Asset Value(2)               12.45%    9.00%    14.59%     14.44%     3/30/94
   With Sales Charge                 7.45%    8.72%    14.59%     14.44%
CLASS C SHARES
   Net Asset Value(2)               12.53%    9.08%    14.42%      8.18%      3/1/02
   With Sales Charge                11.53%    9.08%    14.42%      8.18%
Russell 3000(R) Index(3)            16.37%    8.35%     8.89%     11.42%

VALUE OF A $10,000 INVESTMENT(1) OCTOBER 31, 1996 - OCTOBER 31, 2006

                              (PERFORMANCE GRAPH)

             WEST COAST EQUITY FUND
         ------------------------------
                           Russell 3000
DATE       NAV      MOP       Index
----     ------   ------   ------------
OCT-96   10,000    9,450      10,000
Nov-96   10,691   10,103      10,705
Dec-96   10,952   10,350      10,577
Jan-97   11,638   10,998      11,161
Feb-97   11,610   10,972      11,174
Mar-97   11,153   10,540      10,669
Apr-97   11,543   10,908      11,195
May-97   12,769   12,067      11,959
Jun-97   13,360   12,625      12,457
Jul-97   14,274   13,489      13,433
Aug-97   14,074   13,300      12,888
Sep-97   15,244   14,406      13,619
Oct-97   14,447   13,652      13,161
Nov-97   14,810   13,995      13,665
Dec-97   14,553   13,753      13,938
Jan-98   14,580   13,778      14,011
Feb-98   15,893   15,019      15,013
Mar-98   16,122   15,235      15,757
Apr-98   16,196   15,306      15,912
May-98   15,325   14,482      15,519
Jun-98   15,022   14,195      16,043
Jul-98   14,015   13,244      15,751
Aug-98   11,180   10,565      13,338
Sep-98   12,321   11,644      14,248
Oct-98   13,753   12,997      15,329
Nov-98   15,786   14,918      16,267
Dec-98   17,899   16,915      17,302
Jan-99   18,392   17,380      17,890
Feb-99   17,191   16,245      17,257
Mar-99   17,670   16,698      17,890
Apr-99   18,738   17,707      18,697
May-99   19,635   18,555      18,342
Jun-99   21,410   20,233      19,268
Jul-99   21,241   20,073      18,684
Aug-99   21,309   20,137      18,471
Sep-99   20,533   19,404      17,998
Oct-99   21,634   20,444      19,127
Nov-99   22,491   21,254      19,663
Dec-99   25,464   24,063      20,917
Jan-00   25,281   23,890      20,097
Feb-00   29,093   27,493      20,284
Mar-00   29,861   28,219      21,872
Apr-00   27,771   26,243      21,102
May-00   26,710   25,241      20,509
Jun-00   29,207   27,601      21,116
Jul-00   29,114   27,512      20,743
Aug-00   31,644   29,903      22,282
Sep-00   29,470   27,849      21,272
Oct-00   27,849   26,317      20,970
Nov-00   25,434   24,036      19,037
Dec-00   27,159   25,665      19,357
Jan-01   29,429   27,811      20,019
Feb-01   26,566   25,105      18,189
Mar-01   25,153   23,769      17,003
Apr-01   27,756   26,229      18,367
May-01   29,954   28,307      18,514
Jun-01   32,647   30,851      18,173
Jul-01   30,306   28,639      17,873
Aug-01   29,649   28,018      16,819
Sep-01   24,442   23,098      15,335
Oct-01   26,029   24,597      15,693
Nov-01   28,119   26,572      16,901
Dec-01   28,886   27,298      17,139
Jan-02   28,560   26,989      16,925
Feb-02   27,926   26,390      16,580
Mar-02   29,428   27,810      17,306
Apr-02   28,457   26,892      16,397
May-02   27,413   25,905      16,207
Jun-02   26,155   24,716      15,040
Jul-02   23,403   22,116      13,844
Aug-02   22,563   21,322      13,910
Sep-02   20,799   19,655      12,448
Oct-02   22,142   20,924      13,438
Nov-02   23,869   22,556      14,252
Dec-02   22,404   21,171      13,446
Jan-03   22,050   20,837      13,117
Feb-03   21,807   20,608      12,900
Mar-03   21,517   20,334      13,036
Apr-03   23,114   21,842      14,101
May-03   25,390   23,994      14,953
Jun-03   25,921   24,495      15,154
Jul-03   26,883   25,404      15,502
Aug-03   28,106   26,560      15,846
Sep-03   27,732   26,207      15,673
Oct-03   29,989   28,340      16,621
Nov-03   30,625   28,941      16,851
Dec-03   31,669   29,928      17,621
Jan-04   32,388   30,607      17,989
Feb-04   32,631   30,837      18,232
Mar-04   32,341   30,562      18,015
Apr-04   31,241   29,523      17,642
May-04   31,763   30,016      17,898
Jun-04   32,995   31,181      18,254
Jul-04   31,296   29,575      17,564
Aug-04   31,174   29,460      17,636
Sep-04   32,144   30,376      17,907
Oct-04   32,704   30,905      18,201
Nov-04   34,460   32,565      19,047
Dec-04   35,863   33,890      19,726
Jan-05   34,507   32,609      19,201
Feb-05   35,266   33,326      19,623
Mar-05   34,582   32,680      19,292
Apr-05   33,261   31,432      18,873
May-05   34,854   32,937      19,588
Jun-05   35,377   33,431      19,725
Jul-05   37,227   35,180      20,534
Aug-05   37,238   35,190      20,339
Sep-05   37,477   35,415      20,516
Oct-05   37,002   34,967      20,132
Nov-05   39,129   36,977      20,916
Dec-05   38,780   36,647      20,934
Jan-06   40,369   38,149      21,634
Feb-06   40,437   38,213      21,672
Mar-06   41,470   39,189      22,047
Apr-06   41,353   39,079      22,286
May-06   39,842   37,651      21,572
Jun-06   40,116   37,909      21,611
Jul-06   39,238   37,080      21,592
Aug-06   39,901   37,707      22,121
Sep-06   40,671   38,435      22,616
Oct-06   41,998   39,688      23,430

Performance of other share classes will differ.

See glossary on page 36 for definitions of indices and terms.

(1) Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. For Class C shares, performance for periods prior to inception is hypothetical, based on Class A share returns adjusted for the respective expenses of the share class. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Fund's performance in 1997 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.

(2)  Net asset value is not adjusted for sales charge.

(3) Returns shown for the index assume reinvestment of all dividends and distributions, and the since-inception return shown for the index is calculated from 11/30/86. Indices are unmanaged, and individuals cannot invest directly in an index.

(PHOTO OF PHILIP M. FOREMAN)   PORTFOLIO MANAGER
                               Philip M. Foreman, CFA
                               WM Advisors, Inc.

In contrast, the Fund received positive contributions from Oregon Steel, Boeing, and Cisco Systems. Oregon Steel rose on increased demand for its product for use in natural gas pipelines. Boeing benefited from recent orders, as well as troubles at competitor Airbus. Cisco advanced on increased capital spending, particularly by companies that upgraded their enterprise networks.

Changes in sector allocations during the period were somewhat limited, and this kept turnover low for the year. Slowing economic growth led us to build up core positions in consumer staples. However, the Fund remains underweighted in this sector. A mix of new positions and additions to core holdings built up the technology weighting. Technology, which was an underperformer in the early months of the year, was increased to take advantage of later changes in the economic environment.

The Fund closed the fiscal year with positioning that seeks to benefit from the recent decline in oil prices and the Fed's pause. We continue to favor large-cap equities, particularly those that we believe demonstrate good earnings but have lagged in the year-ending rally. We anticipate that economic growth will continue to slow while avoiding a recession. However, we also believe that eventual interest-rate cuts by the Fed will be necessary to achieve sustainable growth. Over the long term, we continue to view the West Coast as the premier hub for U.S. technology and biotech development. Accordingly, we believe we have constructed the Fund to take advantage of these opportunities.

TOP 10 HOLDINGS(4) AS OF OCTOBER 31, 2006

                                      % of Net     Total
                                       Assets    Return(5)
                                      --------   ---------
Wells Fargo & Co.                       3.23%      24.54%
Microsoft Corp.                         2.78%      13.26%
Chevron Corp.                           2.29%      21.65%
Boeing Co.                              2.21%      25.45%
PACCAR Inc.                             2.21%      32.34%
Franklin Resources Inc.                 2.00%      29.61%
Allergan Inc.                           1.85%      29.84%
Starbucks Corp.                         1.77%      33.49%
Costco Wholesale Corp.                  1.67%      11.41%
Expeditors Intl. of Washington Inc.     1.61%      56.97%

FUND CHARACTERISTICS
AS OF OCTOBER 31, 2006

Weighted Average Market Capitalization:   $53.2 billion
Weighted Average P/E
   (based on estimated earnings):          16.5
Beta:                                      1.24
Fund Standard Deviation:                   9.78
S&P 500 Standard Deviation:                8.14
Portfolio Turnover
   (for fiscal year):                        15%
Number of Securities:                       159
Expense Ratio
(Class A shares for fiscal year):          0.85%
Total Net Assets:                         $ 1.9 billion

PORTFOLIO COMPOSITION(4)
As of 10/31/06

                                   (PIE CHART)

                               As of      As of
Asset Class                  10/31/06   10/31/05   Change
-----------                  --------   --------   ------
Information Technology          18%        16%       +2%
Financials                      17%        18%       -1%
Health Care                     16%        17%       -1%
Industrials                     15%        15%        0%
Consumer Discretionary          11%        12%       -1%
Consumer Staples                 7%         5%       +2%
Energy                           7%         7%        0%
Materials                        3%         3%        0%
REITs                            3%         3%        0%
Telecommunication Services       1%         1%        0%
Cash Equivalents                 2%         3%       -1%

(4)  May not reflect the current portfolio composition.

(5) Performance information provided for individual securities held by the Fund represents performance for the fiscal year ended 10/31/06. The Fund may not have held these securities throughout the entire period.

Mid Cap Stock Fund

ANNUAL TOTAL RETURNS(1)
Class A shares at net asset value(2)
(Calendar Year)

2005    12.94%
2004    13.87%
2003    26.78%
2002   -10.48%
2001    10.69%

INVESTMENT STRATEGY

During the fiscal year, economic growth accelerated and then slowed while inflationary pressures also rose before later easing. An August decision by the Federal Reserve (the Fed) to pause its monetary tightening campaign, plus a decline in oil prices, spurred a rally in equity markets. Large-cap stocks benefited from this advance initially, but mid caps outperformed large caps in October, casting doubt about whether a decisive market rotation away from small and mid caps would occur in the near term.

The WM Mid Cap Stock Fund built relative outperformance for the year through a variety of holdings that demonstrated earnings growth. Airline holdings, particularly Continental Airlines and AMR, benefited from improving financial conditions within the industry as airlines trimmed their fleets and reduced overall capacity. Subsequent fare increases had a more profoundly positive impact on earnings than the negative effects of high fuel costs. Another industrial position, Lincoln Electric Holdings, advanced on greater-than-expected sales and earnings growth. As a manufacturer of arc-welding products and welding supplies, Lincoln Electric has benefited from industrial growth

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852.Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge noted above.

Small-cap and mid-cap stocks may have additional risks, including greater price volatility.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF OCTOBER 31, 2006

                        1-Year   5-Year   Since Inception   Inception Date
                        ------   ------   ---------------   --------------
CLASS A SHARES
   Net Asset Value(2)   17.12%   12.44%        14.26%           3/1/00
   With Sales Charge    10.68%   11.17%        13.30%
CLASS B SHARES
   Net Asset Value(2)   15.95%   11.33%        13.18%           3/1/00
   With Sales Charge    10.95%   11.07%        13.18%
CLASS C SHARES
   Net Asset Value(2)   16.09%   11.40%        10.88%           3/1/02
   With Sales Charge    15.09%   11.40%        10.88%
S&P MidCap 400(3)       13.43%   13.02%         9.52%

VALUE OF A $10,000 INVESTMENT(1) MARCH 1, 2000 - OCTOBER 31, 2006

                              (PERFORMANCE GRAPH)

                MID CAP STOCK FUND
         --------------------------------
DATE       NAV      MOP    S&P MidCap 400
----     ------   ------   --------------
OCT-96
Nov-96
Dec-96
Jan-97
Feb-97
Mar-97
Apr-97
May-97
Jun-97
Jul-97
Aug-97
Sep-97
Oct-97
Nov-97
Dec-97
Jan-98
Feb-98
Mar-98
Apr-98
May-98
Jun-98
Jul-98
Aug-98
Sep-98
Oct-98
Nov-98
Dec-98
Jan-99
Feb-99
Mar-99
Apr-99
May-99
Jun-99
Jul-99
Aug-99
Sep-99
Oct-99
Nov-99
Dec-99
Jan-00
Feb-00   10,000    9,450       10,000
Mar-00   11,210   10,593       10,837
Apr-00   11,271   10,651       10,459
May-00   11,681   11,038       10,328
Jun-00   11,420   10,792       10,480
Jul-00   11,650   11,009       10,645
Aug-00   12,450   11,765       11,833
Sep-00   12,351   11,671       11,752
Oct-00   12,580   11,888       11,353
Nov-00   12,221   11,548       10,496
Dec-00   13,460   12,719       11,299
Jan-01   13,892   13,128       11,551
Feb-01   13,842   13,080       10,892
Mar-01   13,339   12,606       10,082
Apr-01   14,072   13,298       11,194
May-01   14,553   13,752       11,455
Jun-01   15,014   14,188       11,409
Jul-01   14,924   14,103       11,239
Aug-01   14,482   13,686       10,872
Sep-01   13,088   12,368        9,519
Oct-01   13,550   12,804        9,940
Nov-01   14,101   13,326       10,680
Dec-01   14,898   14,078       11,232
Jan-02   14,399   13,607       11,174
Feb-02   14,389   13,597       11,187
Mar-02   15,252   14,413       11,987
Apr-02   15,138   14,305       11,930
May-02   15,272   14,432       11,729
Jun-02   14,481   13,685       10,870
Jul-02   13,430   12,691        9,817
Aug-02   13,566   12,819        9,866
Sep-02   12,514   11,826        9,071
Oct-02   12,888   12,180        9,464
Nov-02   13,555   12,809       10,012
Dec-02   13,336   12,603        9,600
Jan-03   13,098   12,377        9,320
Feb-03   12,931   12,220        9,098
Mar-03   12,994   12,279        9,174
Apr-03   13,420   12,682        9,840
May-03   14,429   13,635       10,656
Jun-03   14,502   13,705       10,792
Jul-03   14,742   13,931       11,175
Aug-03   15,116   14,285       11,682
Sep-03   14,929   14,108       11,503
Oct-03   15,959   15,081       12,373
Nov-03   16,396   15,494       12,803
Dec-03   16,909   15,979       13,020
Jan-04   17,117   16,176       13,302
Feb-04   17,598   16,630       13,622
Mar-04   17,410   16,452       13,680
Apr-04   17,243   16,294       13,231
May-04   17,660   16,689       13,505
Jun-04   18,223   17,221       13,813
Jul-04   17,482   16,520       13,168
Aug-04   17,282   16,332       13,134
Sep-04   17,595   16,628       13,523
Oct-04   17,804   16,825       13,739
Nov-04   18,755   17,723       14,558
Dec-04   19,252   18,193       15,168
Jan-05   18,582   17,560       14,781
Feb-05   19,069   18,020       15,278
Mar-05   19,404   18,337       15,108
Apr-05   18,841   17,805       14,520
May-05   19,718   18,633       15,395
Jun-05   20,193   19,082       15,752
Jul-05   21,047   19,889       16,579
Aug-05   21,003   19,848       16,395
Sep-05   21,047   19,889       16,521
Oct-05   20,787   19,644       16,166
Nov-05   21,479   20,298       16,956
Dec-05   21,744   20,548       17,073
Jan-06   22,842   21,585       18,079
Feb-06   22,632   21,387       17,927
Mar-06   23,542   22,247       18,375
Apr-06   23,788   22,479       18,634
May-06   22,959   21,696       17,794
Jun-06   22,994   21,729       17,797
Jul-06   22,632   21,387       17,290
Aug-06   22,947   21,685       17,487
Sep-06   23,309   22,027       17,604
Oct-06   24,348   23,009       18,337

Performance of other share classes will differ.

See glossary on page 36 for definitions of indices and terms.

(1) Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. For Class C shares, performance for periods prior to inception is hypothetical, based on Class A share returns adjusted for the respective expenses of the share class. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

(2)  Net asset value is not adjusted for sales charge.

(3) Returns shown for the index assume reinvestment of all dividends and distributions, and the since-inception return shown for the index is calculated from 2/29/00. Indices are unmanaged, and individuals cannot invest directly in an index.

(PHOTO OF DANIEL R. COLEMAN)   PORTFOLIO MANAGER
                               Daniel R. Coleman
                               WM Advisors, Inc.

in China, India, and Eastern Europe. Within other sectors, long-term holdings Mattel (consumer durables) and Covance (health care) also made positive contributions to Fund performance.

The Fund also benefited from a general lack of problematic positions. We diligently monitor the portfolio's holdings, seeking to avoid earnings surprises on the downside, and we were able to do that this year. The Fund's holdings did not suffer any declines during the period that we would regard as meaningful (i.e., more than 10%).

During the period, we saw few significant over- or under-valuations in sectors, so we did not make any dramatic adjustments to weightings. Changes that were made were confined to trimming or building core positions based on valuations. For example, the strong performance of energy holdings in the first half of the fiscal year led us to pare these positions, moving the energy sector to a moderate underweighting.

Our outlook for mid-cap equities is generally positive, but we anticipate that economic growth will continue to slow from its strong pace in early 2006.This anticipated slowdown should produce a benign economic and interest-rate environment. On the negative side, many companies may find it hard to sustain strong earnings growth. Therefore, we are redoubling our research efforts to identify companies that we believe can generate strong sales and earnings growth without the benefit of a robust economy.

TOP 10 HOLDINGS(4) AS OF OCTOBER 31, 2006

                                    % of Net Assets   Total Return(5)
                                    ---------------   ---------------
HCC Insurance Holdings Inc.              2.89%             13.45%
Nordstrom Inc.                           2.61%             38.15%
AMR Corp.                                2.53%            109.77%
Microchip Technology Inc.                2.52%             11.83%
Pinnacle West Capital Corp.              2.41%             19.95%
Continental Airlines Inc.                2.33%            184.79%
General Growth Properties Inc.           2.33%             26.50%
Noble Energy Inc.                        2.28%             22.09%
Valspar Corp.                            2.22%             23.52%
Tidewater Inc.                           2.19%              9.49%

FUND CHARACTERISTICS
AS OF OCTOBER 31, 2006

Weighted Average Market Capitalization:   $  5.5 billion
Weighted Average P/E
   (based on estimated earnings):           14.1
Beta:                                       1.00
Fund Standard Deviation:                    8.61
S&P 500 Standard Deviation:                 8.14
Portfolio Turnover
   (for fiscal year):                         22%
Number of Securities:                         61
Expense Ratio
(Class A shares for fiscal year):           1.09%
Total Net Assets:                         $979.5 million

PORTFOLIO COMPOSITION(4)
As of 10/31/06

                                  (PIE CHART)

                                      As of      As of
Asset Class                         10/31/06   10/31/05   Change
-----------                         --------   --------   ------
Financials                             19%        18%       +1%
Industrials                            17%        15%       +2%
Consumer Discretionary                 13%        12%       +1%
Information Technology                 12%        12%        0%
Health Care                            11%        12%       -1%
Energy                                  9%         8%       +1%
Materials                               6%         5%       +1%
Utilities                               5%         6%       -1%
REITs                                   2%         2%        0%
Consumer Staples                        1%         3%       -2%
Cash Equivalents                        5%         7%       -2%

(4)  May not reflect the current portfolio composition.

(5) Performance information provided for individual securities held by the Fund represents performance for the fiscal year ended 10/31/06. The Fund may not have held these securities throughout the entire period.

Growth Fund

ANNUAL TOTAL RETURNS(1)
Class A shares at net asset value(2)
(Calendar Year)

2005     6.81%
2004     7.46%
2003    27.68%
2002   -31.82%
2001   -29.45%
2000   -22.00%
1999    94.42%
1998    57.10%
1997     9.78%
1996    16.92%

INVESTMENT STRATEGY

Salomon Brothers Asset Management, Inc, Janus Capital Management LLC, and OppenheimerFunds, Inc. share management responsibilities for the WM Growth Fund.

U.S. equity markets generally performed well over the course of the fiscal year, due in large part to the continued strength of the economy, despite its slowing rate of growth. Large-cap growth stocks appeared to be out of favor for much of the period, but strong earnings and weaker oil prices spurred a year-end rally in which large-cap growth stocks showed improving valuations.

Salomon Brothers reported that an overweighting and good stock selection within the financials sector, combined with a lack of energy stocks, were factors that contributed positively to relative performance. Individual contributors included Merrill Lynch & Co. and Morgan Stanley. Stock selection in the information technology, consumer discretionary, and health care sectors detracted from performance. Positions that were problematic included Yahoo!, Juniper Networks, and Red Hat.

Janus also cited Yahoo! as a detractor from performance, along with select energy and

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge noted above.

International investing involves increased risks due to currency fluctuations, political or social instability, and differences in accounting standards.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF OCTOBER 31, 2006

                                  1-Year   5-Year   10-Year   Since Inception   Inception Date
                                  ------   ------   -------   ---------------   --------------
CLASS A SHARES
   Net Asset Value(2)              6.60%    2.07%    6.84%         9.73%            4/5/93
   With Sales Charge               0.72%    0.91%    6.24%         9.28%
CLASS B SHARES
   Net Asset Value(2)              5.53%    1.12%    6.15%         9.59%            7/1/94
   With Sales Charge               0.52%    0.73%    6.15%         9.59%
CLASS C SHARES
   Net Asset Value(2)              5.75%    1.36%    6.01%         2.48%            3/1/02
   With Sales Charge               4.75%    1.36%    6.01%         2.48%
Russell 1000(R) Growth Index(3)   10.84%    4.07%    5.76%         8.39%

VALUE OF A $10,000 INVESTMENT(1) OCTOBER 31, 1996 - OCTOBER 31, 2006

                              (PERFORMANCE GRAPH)

                   GROWTH FUND
         ------------------------------
                           RUSSELL 1000
DATE       NAV      MOP    GROWTH INDEX
----     ------   ------   ------------
Oct-96   10,000    9,450      10,000
Nov-96   10,362    9,792      10,751
Dec-96   10,292    9,726      10,540
Jan-97   10,794   10,200      11,279
Feb-97   10,313    9,746      11,202
Mar-97    9,636    9,106      10,596
Apr-97    9,781    9,243      11,300
May-97   10,451    9,877      12,116
Jun-97   10,852   10,255      12,600
Jul-97   11,776   11,129      13,714
Aug-97   11,143   10,530      12,912
Sep-97   11,798   11,149      13,547
Oct-97   11,470   10,839      13,046
Nov-97   11,419   10,791      13,601
Dec-97   11,297   10,676      13,753
Jan-98   11,647   11,007      14,164
Feb-98   12,738   12,037      15,229
Mar-98   13,350   12,616      15,837
Apr-98   13,852   13,090      16,055
May-98   13,430   12,691      15,599
Jun-98   14,696   13,888      16,554
Jul-98   14,633   13,828      16,445
Aug-98   12,134   11,466      13,977
Sep-98   13,598   12,850      15,050
Oct-98   14,044   13,272      16,260
Nov-98   14,992   14,168      17,497
Dec-98   17,749   16,773      19,076
Jan-99   20,101   18,996      20,195
Feb-99   19,436   18,367      19,272
Mar-99   21,797   20,598      20,288
Apr-99   22,907   21,647      20,314
May-99   21,622   20,432      19,691
Jun-99   23,354   22,069      21,069
Jul-99   22,436   21,202      20,399
Aug-99   23,057   21,789      20,732
Sep-99   24,185   22,855      20,296
Oct-99   25,977   24,548      21,829
Nov-99   28,819   27,234      23,005
Dec-99   34,510   32,612      25,398
Jan-00   34,569   32,668      24,207
Feb-00   38,811   36,676      25,390
Mar-00   39,490   37,318      27,208
Apr-00   35,908   33,933      25,913
May-00   32,709   30,910      24,607
Jun-00   33,634   31,784      26,472
Jul-00   33,103   31,282      25,368
Aug-00   35,562   33,606      27,664
Sep-00   33,791   31,933      25,047
Oct-00   32,264   30,490      23,862
Nov-00   26,999   25,514      20,345
Dec-00   26,915   25,435      19,702
Jan-01   28,177   26,627      21,064
Feb-01   22,812   21,558      17,487
Mar-01   20,424   19,300      15,584
Apr-01   24,100   22,775      17,556
May-01   23,411   22,123      17,298
Jun-01   22,514   21,276      16,897
Jul-01   21,226   20,059      16,474
Aug-01   19,112   18,061      15,127
Sep-01   17,274   16,324      13,617
Oct-01   17,491   16,529      14,332
Nov-01   18,628   17,604      15,709
Dec-01   18,984   17,940      15,679
Jan-02   18,386   17,375      15,402
Feb-02   16,733   15,813      14,763
Mar-02   17,250   16,301      15,273
Apr-02   16,125   15,239      14,027
May-02   15,861   14,989      13,688
Jun-02   14,345   13,556      12,421
Jul-02   13,173   12,448      11,738
Aug-02   13,333   12,600      11,773
Sep-02   12,208   11,537      10,553
Oct-02   13,173   12,448      11,520
Nov-02   13,954   13,186      12,146
Dec-02   12,943   12,232      11,307
Jan-03   12,679   11,982      11,032
Feb-03   12,473   11,787      10,981
Mar-03   12,599   11,906      11,185
Apr-03   13,609   12,861      12,012
May-03   14,356   13,567      12,611
Jun-03   14,437   13,643      12,785
Jul-03   14,805   13,990      13,104
Aug-03   15,253   14,414      13,430
Sep-03   14,944   14,122      13,286
Oct-03   15,748   14,882      14,033
Nov-03   15,932   15,056      14,180
Dec-03   16,529   15,620      14,671
Jan-04   16,840   15,914      14,970
Feb-04   16,886   15,957      15,066
Mar-04   16,713   15,794      14,786
Apr-04   16,345   15,446      14,614
May-04   16,633   15,718      14,886
Jun-04   16,944   16,012      15,072
Jul-04   16,187   15,297      14,221
Aug-04   16,038   15,156      14,151
Sep-04   16,325   15,427      14,285
Oct-04   16,589   15,677      14,508
Nov-04   17,186   16,241      15,007
Dec-04   17,766   16,789      15,596
Jan-05   17,281   16,330      15,076
Feb-05   17,407   16,449      15,236
Mar-05   17,153   16,209      14,959
Apr-05   16,887   15,958      14,675
May-05   17,775   16,797      15,385
Jun-05   17,510   16,547      15,328
Jul-05   18,514   17,495      16,077
Aug-05   18,306   17,299      15,870
Sep-05   18,387   17,375      15,943
Oct-05   18,179   17,179      15,788
Nov-05   19,044   17,997      16,469
Dec-05   18,975   17,931      16,418
Jan-06   19,332   18,269      16,707
Feb-06   19,113   18,062      16,680
Mar-06   19,344   18,280      16,927
Apr-06   19,160   18,106      16,903
May-06   18,249   17,245      16,330
Jun-06   18,191   17,191      16,266
Jul-06   17,707   16,733      15,957
Aug-06   18,456   17,441      16,455
Sep-06   18,975   17,931      16,908
Oct-06   19,378   18,313      17,503

Performance of other share classes will differ.

See glossary on page 36 for definitions of indices and terms.

(1) Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. For Class C shares, performance for periods prior to inception is hypothetical, based on Class A share returns adjusted for the respective expenses of the share class. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Fund's performance between 1999 and 2000 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.

(2)  Net asset value is not adjusted for sales charge.

(3) Returns shown for the index assume reinvestment of all dividends and distributions, and the since-inception return shown for the index is calculated from 3/31/93. Indices are unmanaged, and individuals cannot invest directly in an index.

PORTFOLIO MANAGERS
Alan Blake              E. Marc Pinto, CFA             William L. Wilby, CFA &
Salomon Brothers        Janus Capital Management LLC   Marc L. Baylin, CFA
Asset Management, Inc                                  OppenheimerFunds, Inc.

health care holdings. UnitedHealth Group experienced a variety of headwinds during the period, but Janus believes that the company's prospects for growing market share, an attractive stock valuation, and higher earnings growth potential bode well for the company's long-term potential. A number of information technology stocks benefited the Fund. Research in Motion, the maker of BlackBerry devices, contributed positive performance for the period. New holding Apple Computer also rose strongly.

Like the other subadvisors, Oppenheimer found that individual stock performance proved to be the primary influence, both positive and negative, on its portfolio's returns. It listed Cisco, Google, and Monsanto as top gainers, along with contributions from Cognizant Tech Solutions and Schlumberger. Holdings that detracted from performance included Yahoo!, XM Satellite Radio, and Medtronic. Oppenheimer continues to believe in the prospects for Yahoo! and XM Satellite, but it exited its Medtronic position.

All three subadvisors are generally optimistic about the prospects for large-cap growth stocks. Oppenheimer notes that recent years have formed the longest duration and greatest magnitude of growth underperformance in history, and it anticipates a change in these circumstances due to the slowing economic cycle. Both Oppenheimer and Salomon believe that a combination of strong fundamentals and attractive valuations have created a good investment opportunity in the large-cap growth space. However, Salomon and Janus point to the role of the Federal Reserve in determining if the economy ultimately experiences a hard or soft landing.

TOP 10 HOLDINGS(4) AS OF OCTOBER 31, 2006

                           % of Net Assets   Total Return(5)
                           ---------------   ---------------
Amgen Inc.                      3.21%              0.38%
Yahoo! Inc.                     2.90%            -28.75%
Genentech Inc.                  2.86%             -8.06%
Procter & Gamble Co.            2.61%             15.58%
Merrill Lynch & Co. Inc.        2.58%             36.84%
QUALCOMM Inc.                   2.48%             -7.57%
General Electric Co.            2.42%              6.61%
Texas Instruments Inc.          2.15%              6.15%
Cisco Systems Inc.              2.06%             38.28%
Amazon.com Inc.                 1.83%             -4.44%

FUND CHARACTERISTICS
AS OF OCTOBER 31, 2006

Weighted Average Market Capitalization:   $73.9 billion
Weighted Average P/E
   (based on estimated earnings):          19.6
Beta:                                      1.11
Fund Standard Deviation:                   8.89
S&P 500 Standard Deviation:                8.14
Portfolio Turnover (for fiscal year):        44%
Number of Securities:                       141
Expense Ratio
   (Class A shares for fiscal year):       1.26%
Total Net Assets:                         $ 2.4 billion

PORTFOLIO COMPOSITION(4)
As of 10/31/06

                                  (PIE CHART)

                               As of      As of
Asset Class                  10/31/06   10/31/05   Change
-----------                  --------   --------   ------
Information Technology          30%        27%       +3%
Health Care                     20%        21%       -1%
Consumer Discretionary          15%        20%       -5%
Financials                      12%         9%       +3%
Consumer Staples                 9%         8%       +1%
Industrials                      6%         6%        0%
Energy                           4%         4%        0%
Materials                        1%         2%       -1%
Telecommunication Services       1%         1%        0%
Cash Equivalents                 2%         2%        0%

(4)  May not reflect the current portfolio composition.

(5) Performance information provided for individual securities held by the Fund represents performance for the fiscal year ended 10/31/06. The Fund may not have held these securities throughout the entire period.

Small Cap Value Fund

ANNUAL TOTAL RETURNS(1)
Class A shares at net asset value(2)
(Calendar Year)

2005   4.81%

INVESTMENT STRATEGY

Despite growing evidence that the economy is entering a mid-cycle slowdown-- conditions that typically favor large-cap firms--outperformance by small-cap stocks continued during the fiscal year. Investors also continued to favor value over growth across all capitalizations. A late-period stock market rally was ignited by declining oil prices and a decision by the Federal Reserve (the Fed) to halt its two-year streak of interest-rate increases. Large caps were the initial beneficiaries of this advance, but in October, small caps resumed their outperformance.

Individual stock performance was the primary determinant of results for the WM Small Cap Value Fund. Certain problematic holdings offset the gains of strong performers. Negative contributions came primarily from consumer discretionaries. Movie Gallery, a video rental retailer, enjoyed a brief advance in the spring before dropping on lower-than- expected earnings. An earnings miss at Rocky Brands, which makes footwear, caused us to exit the position. Poor results from holdings in other sectors included Credence Systems, a technology firm whose product delays and downsizing caused us to trim this position.

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge noted above.

Small-cap and mid-cap stocks may have additional risks, including greater price volatility. International investing involves increased risks due to currency fluctuations, political or social instability, and differences in accounting standards.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF OCTOBER 31, 2006

                                 1-Year   Since Inception   Inception Date
                                 ------   ---------------   --------------
CLASS A SHARES
   Net Asset Value(2)            15.51%        12.22%           3/1/04
   With Sales Charge              9.16%         9.88%
CLASS B SHARES
   Net Asset Value(2)            14.44%        11.19%           3/1/04
   With Sales Charge              9.44%         9.93%
CLASS C SHARES
   Net Asset Value(2)            14.76%        11.38%           3/1/04
   With Sales Charge             12.76%        11.38%
Russell 2000(R) Value Index(3)   22.90%        14.79%

VALUE OF A $10,000 INVESTMENT(1) MARCH 1, 2004-OCTOBER 31, 2006

                               (PERFORMANCE GRAPH)

              SMALL CAP VALUE FUND
         ------------------------------
                           RUSSELL 2000
 DATE      NAV      MOP     VALUE INDEX
------   ------   ------   ------------
Oct-96
Nov-96
Dec-96
Jan-97
Feb-97
Mar-97
Apr-97
May-97
Jun-97
Jul-97
Aug-97
Sep-97
Oct-97
Nov-97
Dec-97
Jan-98
Feb-98
Mar-98
Apr-98
May-98
Jun-98
Jul-98
Aug-98
Sep-98
Oct-98
Nov-98
Dec-98
Jan-99
Feb-99
Mar-99
Apr-99
May-99
Jun-99
Jul-99
Aug-99
Sep-99
Oct-99
Nov-99
Dec-99
Jan-00
Feb-00
Mar-00
Apr-00
May-00
Jun-00
Jul-00
Aug-00
Sep-00
Oct-00
Nov-00
Dec-00
Jan-01
Feb-01
Mar-01
Apr-01
May-01
Jun-01
Jul-01
Aug-01
Sep-01
Oct-01
Nov-01
Dec-01
Jan-02
Feb-02
Mar-02
Apr-02
May-02
Jun-02
Jul-02
Aug-02
Sep-02
Oct-02
Nov-02
Dec-02
Jan-03
Feb-03
Mar-03
Apr-03
May-03
Jun-03
Jul-03
Aug-03
Sep-03
Oct-03
Nov-03
Dec-03
Jan-04
Feb-04   10,000    9,450   10,000
Mar-04   10,190    9,630   10,138
Apr-04    9,690    9,157    9,614
May-04    9,650    9,119    9,730
Jun-04   10,050    9,498   10,224
Jul-04    9,970    9,422    9,754
Aug-04   10,070    9,516    9,850
Sep-04   10,580    9,998   10,240
Oct-04   10,810   10,216   10,399
Nov-04   11,740   11,094   11,321
Dec-04   11,989   11,329   11,591
Jan-05   11,817   11,167   11,143
Feb-05   12,140   11,472   11,365
Mar-05   12,180   11,510   11,130
Apr-05   11,777   11,129   10,556
May-05   12,120   11,453   11,200
Jun-05   12,402   11,720   11,695
Jul-05   12,976   12,263   12,361
Aug-05   12,714   12,015   12,076
Sep-05   12,422   11,738   12,056
Oct-05   11,787   11,138   11,753
Nov-05   12,301   11,624   12,230
Dec-05   12,565   11,874   12,136
Jan-06   13,111   12,390   13,140
Feb-06   12,865   12,157   13,138
Mar-06   13,325   12,592   13,774
Apr-06   13,111   12,390   13,812
May-06   12,779   12,076   13,240
Jun-06   12,876   12,168   13,403
Jul-06   12,544   11,854   13,216
Aug-06   12,790   12,087   13,612
Sep-06   12,886   12,178   13,745
Oct-06   13,614   12,865   14,445

Performance of other share classes will differ.

See glossary on page 36 for definitions of indices and terms.

(1) Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

(2)  Net asset value is not adjusted for sales charge.

(3) Returns shown for the index assume reinvestment of all dividends and distributions, and the since-inception return shown for the index is calculated from 2/29/04. Indices are unmanaged, and individuals cannot invest directly in an index.

(PHOTO OF DAVID W. SIMPSON)   PORTFOLIO MANAGER
                              David W. Simpson, CFA
                              WM Advisors, Inc.

Conversely, holdings from the materials sector advanced strongly on the widespread runup in commodity prices. The standout performer within this sector was Minara Resources, an Australian nickel miner that benefited from a surge in nickel prices plus production improvements. Century Aluminum and Randgold Resources also benefited Fund performance.

Airline holdings, particularly Continental Airlines and AMR, benefited from improving financial conditions within the industry as airlines trimmed their fleets and reduced overall capacity. Subsequent fare increases had a more profoundly positive impact on earnings than the negative effects of fuel costs that were high for much of the year.

Advances by airline holdings also increased the Fund's overall allocation to the industrials sector. Additionally, stock selection led us to add several new holdings that are categorized as industrials despite their very different business models. Other sector changes during the period included some selective additions to the Fund's underweighted financials allocation. Rising short-term interest rates and stationary long-term interest rates have hampered earnings growth for financial firms this year. However, we recently found a few with attractive valuations.

Our outlook anticipates that the actions of the Fed, as determined by incoming growth and inflation data, will help to set the market direction for small-cap equities. The Fed's pause could prove beneficial for small caps in the short term, but any mixed economic data that creates uncertainty about the Fed's next move could provoke some volatility. This possibility, combined with full valuations, leads us to continue focusing on higher-quality holdings.

TOP 10 HOLDINGS(4) AS OF OCTOBER 31, 2006

                             % of Net Assets   Total Return(5)
                             ---------------   ---------------
Minara Resources Ltd.             4.31%            251.03%
United Fire & Casualty Co.        3.10%            -20.29%
USA Mobility Inc.                 3.02%             27.02%
New Flyer Industries Inc.         2.48%             25.82%
Vermilion Energy Trust            2.03%             57.98%
Washington Federal Inc.           1.97%              4.67%
Continental Airlines Inc.         1.95%            184.79%
AMR Corp.                         1.85%            109.77%
Central Garden & Pet Co.          1.75%             16.56%
Arctic Glacier Income Fund        1.75%             65.03%

FUND CHARACTERISTICS
AS OF OCTOBER 31, 2006

Weighted Average Market Capitalization:   $  1.2 billion
Weighted Average P/E
   (based on estimated earnings):           12.9
Portfolio Turnover
  (for fiscal year):                          38%
Number of Securities:                         83
Expense Ratio
   (Class A shares for fiscal year):        1.35%
Total Net Assets:                         $308.9 million

PORTFOLIO COMPOSITION(4)
As of 10/31/06

                                   (PIE CHART)

                               As of      As of
Asset Class                  10/31/06   10/31/05   Change
-----------                  --------   --------   ------
Industrials                     20%        14%       +6%
Financials                      17%        13%       +4%
Materials                       11%        11%        0%
Energy                          10%        11%       -1%
Information Technology           9%        11%       -2%
Consumer Discretionary           7%        11%       -4%
Consumer Staples                 6%         7%       -1%
REITs                            6%         4%       +2%
Telecommunication Services       6%         3%       +3%
Health Care                      3%         6%       -3%
Utilities                        1%         1%        0%
Options                          0%         3%       -3%
Cash Equivalents                 4%         5%       -1%

(4)  May not reflect the current portfolio composition.

(5) Performance information provided for individual securities held by the Fund represents performance in U.S. dollars for the fiscal year ended 10/31/06. The Fund may not have held these securities throughout the entire period.

Small Cap Growth Fund

ANNUAL TOTAL RETURNS(1)
Class A shares at net asset value(2)
(Calendar Year)

2005    -2.31%
2004     4.18%
2003    69.47%
2002   -47.41%
2001   -13.15%
2000   -11.53%
1999    71.61%
1998     4.94%
1997    12.63%
1996     8.50%

INVESTMENT STRATEGY

Delaware Management Company and Oberweis Asset Management, Inc. share management responsibilities for the WM Small Cap Growth Fund.

Equities rose strongly for the fiscal year, with small-cap stocks leading the way. However, value stocks significantly outperformed growth across all capitalizations. These results reflected, in part, a retreat in equities during the spring when fears about inflation and rising interest rates led investors to flee riskier assets. Growth stocks suffered the most, especially among smaller-cap stocks. Investor pessimism subsided late in the year, however, as commodity prices dropped and the Federal Reserve (the Fed) finally paused its campaign of successive interest-rate hikes. Large-cap stocks benefited initially, but small-cap growth stocks broke out and generated strong returns in October.

Delaware noted that its overall sector allocations for the year were modestly positive, with overweightings in consumer-related sectors adding value. Its stock selection for the period, however, had a generally negative impact, particularly in the consumer non-durables, health care, and technology sectors. Holdings that detracted from performance

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge noted above.

Small-cap and mid-cap stocks may have additional risks, including greater price volatility.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF OCTOBER 31, 2006

                                  1-Year   5-Year   10-Year   Since Inception   Inception Date
                                  ------   ------   -------   ---------------   --------------
CLASS A SHARES
   Net Asset Value(2)              5.39%    2.83%    3.83%         7.72%            7/18/90
   With Sales Charge              -0.41%    1.67%    3.25%         7.35%
CLASS B SHARES
    Net Asset Value(2)             4.12%    1.68%    3.07%         6.35%             7/1/94
    With Sales Charge             -0.88%    1.31%    3.07%         6.35%
CLASS C SHARES
   Net Asset Value(2)              4.55%    2.07%    3.15%         2.42%             3/1/02
   With Sales Charge               3.55%    2.07%    3.15%         2.42%
Russell 2000(R) Growth Index(3)   17.07%    9.51%    5.15%         7.94%

VALUE OF A $10,000 INVESTMENT(1) OCTOBER 31, 1996 - OCTOBER 31, 2006

                              (PERFORMANCE GRAPH)

              SMALL CAP GROWTH FUND
         ------------------------------
                           RUSSELL 2000
 DATE      NAV      MOP    GROWTH INDEX
 ----    ------   ------   ------------
OCT-96   10,000    9,450      10,000
Nov-96   10,120    9,563      10,278
Dec-96   10,072    9,518      10,478
Jan-97    9,760    9,223      10,740
Feb-97    9,527    9,003      10,092
Mar-97    8,777    8,294       9,379
Apr-97    8,811    8,327       9,270
May-97    9,868    9,325      10,664
Jun-97   10,385    9,814      11,025
Jul-97   10,465    9,889      11,590
Aug-97   10,567    9,986      11,937
Sep-97   11,261   10,641      12,890
Oct-97   11,044   10,437      12,115
Nov-97   11,101   10,490      11,827
Dec-97   11,344   10,720      11,834
Jan-98   11,211   10,595      11,677
Feb-98   12,138   11,471      12,708
Mar-98   12,692   11,994      13,241
Apr-98   12,602   11,909      13,322
May-98   11,681   11,038      12,354
Jun-98   11,728   11,083      12,480
Jul-98   10,838   10,242      11,438
Aug-98    8,365    7,905       8,798
Sep-98    9,117    8,616       9,690
Oct-98    9,779    9,241      10,196
Nov-98   10,808   10,213      10,987
Dec-98   11,904   11,249      11,981
Jan-99   11,825   11,175      12,520
Feb-99   10,716   10,127      11,375
Mar-99   10,639   10,054      11,780
Apr-99   11,123   10,511      12,820
May-99   11,884   11,230      12,840
Jun-99   12,837   12,131      13,517
Jul-99   13,221   12,494      13,099
Aug-99   13,000   12,285      12,610
Sep-99   13,262   12,533      12,853
Oct-99   13,946   13,178      13,182
Nov-99   16,121   15,234      14,575
Dec-99   20,429   19,305      17,143
Jan-00   21,946   20,739      16,984
Feb-00   29,107   27,507      20,936
Mar-00   25,833   24,412      18,736
Apr-00   20,566   19,434      16,843
May-00   18,896   17,856      15,368
Jun-00   23,238   21,960      17,353
Jul-00   22,139   20,921      15,866
Aug-00   24,474   23,128      17,535
Sep-00   22,893   21,634      16,664
Oct-00   21,417   20,239      15,311
Nov-00   17,981   16,992      12,530
Dec-00   18,075   17,081      13,297
Jan-01   20,889   19,740      14,373
Feb-01   16,874   15,946      12,402
Mar-01   14,144   13,366      11,275
Apr-01   16,232   15,339      12,655
May-01   17,293   16,342      12,949
Jun-01   19,232   18,174      13,302
Jul-01   16,120   15,234      12,168
Aug-01   15,001   14,176      11,407
Sep-01   11,293   10,672       9,567
Oct-01   12,672   11,975      10,487
Nov-01   14,507   13,709      11,363
Dec-01   15,699   14,836      12,071
Jan-02   14,112   13,336      11,641
Feb-02   12,584   11,892      10,888
Mar-02   14,211   13,429      11,834
Apr-02   12,216   11,544      11,579
May-02   10,786   10,193      10,901
Jun-02    9,874    9,331       9,977
Jul-02    8,107    7,662       8,443
Aug-02    7,780    7,352       8,439
Sep-02    7,294    6,892       7,830
Oct-02    8,147    7,699       8,226
Nov-02    9,308    8,796       9,041
Dec-02    8,256    7,802       8,417
Jan-03    8,345    7,886       8,189
Feb-03    7,978    7,539       7,970
Mar-03    7,829    7,398       8,090
Apr-03    8,672    8,195       8,856
May-03   10,210    9,648       9,854
Jun-03   10,359    9,789      10,044
Jul-03   11,113   10,502      10,803
Aug-03   11,719   11,074      11,383
Sep-03   11,788   11,139      11,095
Oct-03   13,315   12,583      12,054
Nov-03   13,614   12,865      12,447
Dec-03   13,991   13,221      12,503
Jan-04   15,072   14,243      13,159
Feb-04   15,012   14,186      13,139
Mar-04   14,903   14,083      13,201
Apr-04   13,851   13,089      12,539
May-04   13,751   12,995      12,788
Jun-04   13,989   13,219      13,214
Jul-04   12,114   11,448      12,027
Aug-04   12,025   11,363      11,769
Sep-04   12,650   11,954      12,420
Oct-04   12,898   12,188      12,721
Nov-04   13,722   12,967      13,796
Dec-04   14,576   13,774      14,292
Jan-05   13,890   13,127      13,648
Feb-05   13,622   12,873      13,835
Mar-05   12,710   12,011      13,317
Apr-05   11,688   11,045      12,470
May-05   12,631   11,936      13,349
Jun-05   13,167   12,442      13,780
Jul-05   14,109   13,333      14,743
Aug-05   13,901   13,136      14,535
Sep-05   14,128   13,351      14,650
Oct-05   13,821   13,061      14,108
Nov-05   14,456   13,661      14,907
Dec-05   14,238   13,455      14,884
Jan-06   15,726   14,861      16,321
Feb-06   15,488   14,636      16,234
Mar-06   16,033   15,151      17,023
Apr-06   15,884   15,011      16,974
May-06   14,624   13,820      15,779
Jun-06   14,456   13,661      15,788
Jul-06   13,404   12,667      14,969
Aug-06   13,731   12,976      15,407
Sep-06   13,860   13,098      15,512
Oct-06   14,565   13,764      16,517

Performance of other share classes will differ.

See glossary on page 36 for definitions of indices and terms.

(1) Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. For Class C shares, performance for periods prior to inception is hypothetical, based on Class A share returns adjusted for the respective expenses of the share class. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Fund's performance between 1998 and 1999 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.

(2)  Net asset value is not adjusted for sales charge.

(3) Returns shown for the index assume reinvestment of all dividends and distributions, and the since-inception return shown for the index is calculated from 7/31/90. Indices are unmanaged, and individuals cannot invest directly in an index.

PORTFOLIO MANAGERS
Emerging Growth Team          James W. Oberweis, CFA
Delaware Management Company   Oberweis Asset Management, Inc.

came primarily from the technology and health care sectors. Encysive Pharmaceuticals fell by more than half after a delayed drug approval. Ixia, a disc-drive-component manufacturer, also declined, and Delaware exited both of these positions. Positive individual contributors were spread across multiple sectors and included Akamai Technologies and Gymboree.

Oberweis's portfolio was heavily weighted in health care, technology, and consumer discretionary names during the year, but holdings in health care and technology impaired performance. Top detractors included Pharmanet (formerly known as SFBC), Blue Coat Systems, and Openwave Systems. Positive contributions came from consumer discretionary and energy holdings. Focus Media Holdings, which provides television display advertising in China, was a top contributor. Rackable Systems, which manufactures high-density, rack-mounted servers and storage systems, also benefited Fund performance. Other positive performers included Veritas DGC and Dril-Quip.

Declining energy prices and data indicating a slowing-but-healthy economy have made Delaware increasingly optimistic that a "soft landing" of Fed neutrality and moderate, sustainable growth could occur. Such an environment could be beneficial for companies that can sustain superior earnings growth. According to Oberweis, the recent moderation of energy prices has reduced inflationary pressures and potentially increased consumers' disposable income. This could allow stocks with consumer leverage to exceed expectations. Oberweis anticipates that an economic environment characterized by slower-but-sustainable growth--permitting the Fed to maintain the status quo--could be positive for equities in 2007.

TOP 10 HOLDINGS(4) AS OF OCTOBER 31, 2006

                            % of Net Assets   Total Return(5)
                            ---------------   ---------------
Ceradyne Inc.                    1.79%              5.23%
Trident Microsystems Inc.        1.73%             39.72%
United Therapeutics Corp.        1.41%            -18.97%
Focus Media Holding Ltd.         1.40%            101.41%
Coach Inc.                       1.39%             23.18%
aQuantive Inc.                   1.30%             25.54%
Dynamic Materials Corp.          1.28%             55.60%
Gymboree Corp.                   1.28%            162.78%
Carrizo Oil & Gas Inc.           1.25%             10.10%
Tessera Technologies Inc.        1.24%             25.13%

FUND CHARACTERISTICS
AS OF OCTOBER 31, 2006

Weighted Average Market Capitalization:   $  1.4 billion
Weighted Average P/E
   (based on estimated earnings):           21.9
Beta:                                       2.05
Fund Standard Deviation:                   18.15
S&P 500 Standard Deviation:                 8.14
Portfolio Turnover
   (for fiscal year):                         70%
Number of Securities:                        160
Expense Ratio
   (Class A shares for fiscal year):        1.40%
Total Net Assets:                         $382.7 million

PORTFOLIO COMPOSITION(4)
As of 10/31/06

                                  (PIE CHART)

                                 As of      As of
Asset Class                    10/31/06   10/31/05   Change
-----------                    --------   --------   ------
Health Care                       22%        28%       -6%
Consumer Discretionary            18%        14%       +4%
Industrials                       13%        11%       +2%
Energy                             9%         6%       +3%
Semiconductors &
Semiconductor Equipment            7%         6%       +1%
Communications Equipment           6%         7%       -1%
Financials                         5%         4%       +1%
Internet Software & Services       5%         9%       -4%
Software                           4%         5%       -1%
Computers & Peripherals            2%         1%       +1%
IT Services                        2%         2%        0%
Consumer Staples                   1%         2%       -1%
Electronic Equipment &
Instruments                        1%         0%       +1%
Materials                          1%         0%       +1%
REITs                              1%         1%        0%
Telecommunication Services         0%         1%       -1%
Cash Equivalents                   3%         3%        0%

(4)  May not reflect the current portfolio composition.

(5) Performance information provided for individual securities held by the Fund represents performance for the fiscal year ended 10/31/06. The Fund may not have held these securities throughout the entire period.

International Growth Fund

ANNUAL TOTAL RETURNS(1)
Class A shares at net asset value(2)
(Calendar Year)

2005    17.47%
2004    12.78%
2003    33.33%
2002   -15.61%
2001   -18.72%
2000   -21.15%
1999    49.91%
1998     4.08%
1997    -2.49%
1996     8.02%

INVESTMENT STRATEGY

International equity markets enjoyed solid gains for the fiscal year despite a pullback during the spring. Financial stocks led European markets, with insurance stocks rising on firmer premiums and companies with capital markets exposure profiting from trading and investment banking. Across developed markets, industrials and materials stocks continued their cyclical upswing, and utilities stocks also rose sharply. The telecommunications services sector was among the weakest sectors. Energy and health care stocks also trailed the broader market.

Asian stocks led the emerging markets universe whereas emerging markets in Latin America, Europe, and Africa, which are more reliant on the energy and materials sectors, lagged. Emerging markets in general were supported by improving macroeconomic fundamentals.

The WM International Growth Fund's developed markets portfolio benefited from its stock selection, particularly among consumer discretionary holdings such as Volkswagen. Telecommunications services positions were also beneficial as America Movil (Mexico), SOFTBANK (Japan), and KPN (Netherlands)

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge noted above.

International investing, especially in emerging markets, involves increased risks due to currency fluctuations, political or social instability, and differences in accounting standards.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF OCTOBER 31, 2006

                                         1-Year   5-Year   10-Year   Since Inception   Inception Date
                                         ------   ------   -------   ---------------   --------------
CLASS A SHARES
   Net Asset Value(2)                    24.89%   12.74%    5.62%          4.49%           7/18/90
   With Sales Charge                     17.97%   11.48%    5.03%          4.13%
CLASS B SHARES
   Net Asset Value(2)                    23.57%   11.53%    4.84%          4.52%            7/1/94
   With Sales Charge                     18.57%   11.27%    4.84%          4.52%
CLASS C SHARES
   Net Asset Value(2)                    23.82%   11.77%    4.71%         12.01%            3/1/02
   With Sales Charge                     22.82%   11.77%    4.71%         12.01%
MSCI All Country World Index ex-USA(3)   28.91%   16.67%    8.15%          7.31%
MSCI EAFE Index(3)                       28.04%   15.00%    7.70%          6.93%

VALUE OF A $10,000 INVESTMENT(1) OCTOBER 31, 1996 - OCTOBER 31, 2006

                              (PERFORMANCE GRAPH)

                  INTERNATIONAL GROWTH FUND
         -------------------------------------------
                              MSCI ALL
                           COUNTRY WORLD   MSCI EAFE
 DATE      NAV      MOP     INDEX EX-USA     INDEX
 ----    ------   ------   -------------   ---------
OCT-96   10,000    9,450       10,000        10,000
Nov-96   10,448    9,873       10,386        10,400
Dec-96   10,434    9,861       10,266        10,269
Jan-97   10,485    9,908       10,077         9,912
Feb-97   10,574    9,992       10,261        10,076
Mar-97   10,494    9,917       10,239        10,115
Apr-97   10,654   10,068       10,326        10,171
May-97   11,321   10,698       10,964        10,835
Jun-97   11,798   11,150       11,569        11,436
Jul-97   12,197   11,526       11,803        11,623
Aug-97   11,162   10,548       10,874        10,757
Sep-97   11,759   11,112       11,462        11,362
Oct-97   10,455    9,880       10,486        10,491
Nov-97   10,226    9,663       10,355        10,386
Dec-97   10,175    9,615       10,475        10,480
Jan-98   10,252    9,688       10,788        10,962
Feb-98   10,906   10,306       11,507        11,668
Mar-98   11,494   10,862       11,905        12,030
Apr-98   11,782   11,134       11,991        12,127
May-98   11,682   11,040       11,774        12,071
Jun-98   11,305   10,683       11,729        12,165
Jul-98   11,427   10,799       11,841        12,292
Aug-98    9,809    9,270       10,171        10,771
Sep-98    9,332    8,819        9,957        10,444
Oct-98    9,820    9,280       10,999        11,535
Nov-98   10,363    9,793       11,590        12,130
Dec-98   10,590   10,008       11,990        12,611
Jan-99   10,706   10,117       11,976        12,577
Feb-99   10,383    9,811       11,708        12,280
Mar-99   10,776   10,183       12,274        12,796
Apr-99   11,157   10,544       12,887        13,317
May-99   10,709   10,120       12,282        12,634
Jun-99   11,415   10,787       12,847        13,129
Jul-99   11,877   11,224       13,148        13,523
Aug-99   12,050   11,388       13,194        13,575
Sep-99   12,305   11,628       13,284        13,715
Oct-99   12,883   12,174       13,778        14,232
Nov-99   13,901   13,136       14,329        14,730
Dec-99   15,880   15,007       15,696        16,055
Jan-00   15,050   14,222       14,844        15,037
Feb-00   15,530   14,676       15,245        15,444
Mar-00   15,927   15,051       15,818        16,047
Apr-00   15,179   14,344       14,936        15,206
May-00   14,477   13,681       14,553        14,838
Jun-00   15,284   14,443       15,173        15,421
Jul-00   14,407   13,614       14,574        14,778
Aug-00   14,676   13,869       14,755        14,909
Sep-00   13,495   12,752       13,936        14,186
Oct-00   12,828   12,122       13,492        13,854
Nov-00   12,302   11,625       12,887        13,338
Dec-00   12,522   11,833       13,327        13,815
Jan-01   12,809   12,104       13,527        13,808
Feb-01   11,700   11,056       12,456        12,774
Mar-01   11,040   10,433       11,575        11,928
Apr-01   12,011   11,351       12,362        12,765
May-01   11,501   10,868       12,021        12,324
Jun-01   10,965   10,362       11,560        11,825
Jul-01   10,616   10,032       11,303        11,611
Aug-01   10,280    9,714       11,023        11,320
Sep-01    9,083    8,584        9,853        10,175
Oct-01    9,495    8,972       10,129        10,436
Nov-01   10,030    9,478       10,592        10,821
Dec-01   10,179    9,619       10,729        10,886
Jan-02    9,701    9,168       10,269        10,308
Feb-02    9,777    9,239       10,343        10,381
Mar-02   10,330    9,762       10,905        10,948
Apr-02   10,318    9,750       10,976        11,026
May-02   10,343    9,774       11,096        11,176
Jun-02    9,877    9,334       10,616        10,736
Jul-02    8,909    8,419        9,581         9,677
Aug-02    8,784    8,300        9,582         9,658
Sep-02    7,881    7,448        8,566         8,624
Oct-02    8,511    8,043        9,026         9,088
Nov-02    9,040    8,543        9,460         9,501
Dec-02    8,590    8,118        9,154         9,183
Jan-03    8,249    7,795        8,833         8,800
Feb-03    8,059    7,616        8,653         8,598
Mar-03    7,793    7,364        8,486         8,436
Apr-03    8,540    8,071        9,304         9,273
May-03    8,996    8,502        9,896         9,843
Jun-03    9,186    8,681       10,170        10,086
Jul-03    9,528    9,004       10,441        10,332
Aug-03    9,794    9,255       10,752        10,583
Sep-03    9,971    9,423       11,053        10,911
Oct-03   10,617   10,033       11,769        11,592
Nov-03   10,756   10,165       12,026        11,852
Dec-03   11,453   10,823       12,944        12,779
Jan-04   11,555   10,920       13,152        12,960
Feb-04   11,734   11,089       13,486        13,262
Mar-04   11,798   11,149       13,570        13,342
Apr-04   11,415   10,787       13,148        13,051
May-04   11,427   10,799       13,190        13,107
Jun-04   11,543   10,908       13,476        13,399
Jul-04   11,159   10,546       13,084        12,967
Aug-04   11,249   10,630       13,188        13,026
Sep-04   11,415   10,787       13,613        13,369
Oct-04   11,773   11,126       14,087        13,826
Nov-04   12,438   11,754       15,064        14,774
Dec-04   12,918   12,208       15,711        15,423
Jan-05   12,647   11,952       15,440        15,141
Feb-05   13,111   12,390       16,202        15,798
Mar-05   12,762   12,061       15,763        15,408
Apr-05   12,440   11,755       15,373        15,063
May-05   12,466   11,780       15,470        15,085
Jun-05   12,608   11,914       15,761        15,292
Jul-05   13,047   12,329       16,342        15,761
Aug-05   13,601   12,853       16,761        16,165
Sep-05   14,117   13,340       17,626        16,887
Oct-05   13,846   13,084       16,984        16,396
Nov-05   14,233   13,450       17,555        16,801
Dec-05   15,174   14,339       18,399        17,584
Jan-06   16,076   15,192       19,682        18,665
Feb-06   15,749   14,883       19,625        18,628
Mar-06   16,181   15,291       20,194        19,250
Apr-06   16,860   15,933       21,236        20,184
May-06   15,971   15,093       20,257        19,425
Jun-06   15,893   15,019       20,236        19,433
Jul-06   15,998   15,118       20,443        19,627
Aug-06   16,520   15,612       21,021        20,172
Sep-06   16,586   15,674       21,034        20,207
Oct-06   17,291   16,340       21,890        20,995

Performance of other share classes will differ.

See glossary on page 36 for definitions of indices and terms.

(1) Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. For Class C shares, performance for periods prior to inception is hypothetical, based on Class A share returns adjusted for the respective expenses of the share class. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

(2)  Net asset value is not adjusted for sales charge.

PORTFOLIO MANAGERS
Non-U.S. Equity Team & Emerging Market
Equity Team
Capital Guardian Trust Company

had strong absolute returns. However, industrial holdings, primarily Japanese names, had a negative impact.

In March, the Fund expanded its emerging markets exposure. Since that time, emerging markets have underperformed developed markets. Within the Fund's emerging markets portfolio, information technology holdings like Infosys Technologies and Hon Hai Precision were top contributors. Stock selection within the consumer staples sector was also beneficial, with gains by Wal-Mart de Mexico and China Mengniu.

However, performance was held back by health care, industrial, and utilities holdings.

On a geographic basis, the Fund benefited from stock selection in Japan, Canada, Russia, and Taiwan. It was negatively impacted by stock selection in the United Kingdom and in Spain, Turkey, and China.

Our outlook for developed markets recognizes that the European economy is gaining traction, with less reliance on exports now that domestic demand is improving. Combined with reasonable valuations and low long-term interest rates, this makes for a positive backdrop for European stocks. Japan's economy also appears to be returning to normal, although corporations are recovering faster than consumers.

We believe the outlook for emerging market equities remains positive overall. Global economic growth appears to be slowing, but it is still solid. Estimates of domestic demand growth for emerging markets signal underlying strength in many economies. Consensus earnings growth estimates are higher for emerging markets companies than for developed market corporations, while valuations are at a discount.

TOP 10 HOLDINGS (4) AS OF OCTOBER 31, 2006

                                       % of Net Assets   Total Return(5)
                                       ---------------   ---------------
Sumitomo Mitsui Financial Group Inc.        2.27%             19.08%
Vodafone Group PLC                          2.27%             -1.79%
Royal Bank of Scotland                      1.87%             28.81%
America Movil SA                            1.58%             63.31%
SOFTBANK Corp.                              1.55%            -61.09%
Novartis AG                                 1.51%             12.95%
Sanofi-Aventis SA                           1.47%              6.11%
Samsung Electronics Company Ltd.            1.47%             22.63%
ING Groep NV                                1.21%             53.61%
Bouygues SA                                 1.16%             18.09%

FUND CHARACTERISTICS
AS OF OCTOBER 31, 2006

Weighted Average Market Capitalization:   $ 45.4 billion
Weighted Average P/E
   (based on trailing earnings):            17.1
Beta:                                       1.04
Fund Standard Deviation:                   10.20
S&P 500 Standard Deviation:                 8.14
Portfolio Turnover
   (for fiscal year):                         38%
Number of Securities:                        529
Expense Ratio
   (Class A shares for fiscal year):       1.27%
Total Net Assets:                         $ 1.2 billion

GEOGRAPHIC BREAKDOWN (4)
As of 10/31/06

                                  (PIE CHART)

                                         As of      As of
Country                                10/31/06   10/31/05   Change
-------                                --------   --------   ------
Japan                                     23%        29%       -6%
United Kingdom                            13%        16%       -3%
France                                    9%          9%        0%
Switzerland                               7%          8%       -1%
Canada                                    6%          4%       +2%
Germany                                   4%          7%       -3%
Netherlands                               4%          6%       -2%
South Korea                               3%          1%       +2%
Spain                                     3%          5%       -2%
Taiwan                                    3%          0%       +3%
Other Countries                           23%        12%      +11%
Cash Equivalents                          2%          3%       -1%

(3) Effective 3/1/06, the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex-USA replaced the MSCI EAFE Index because WM Advisors and the Fund's subadvisor believe the new benchmark more accurately reflects the Fund's performance characteristics. Returns shown for the indices assume reinvestment of all dividends and distributions, and since-inception returns shown for the indices are calculated from 7/31/90. Indices are unmanaged, and individuals cannot invest directly in an index.

(4)  May not reflect the current portfolio composition.

(5) Performance information provided for individual securities held by the Fund represents performance for the fiscal year ended 10/31/06. The Fund may not have held these securities throughout the entire period.

Short Term Income Fund

ANNUAL TOTAL RETURNS (1)
Class A shares at net asset value(2)
(Calendar Year)

2005   1.82%
2004   1.62%
2003   4.60%
2002   5.63%
2001   7.96%
2000   7.61%
1999   2.92%
1998   6.30%
1997   5.77%
1996   4.09%

INVESTMENT STRATEGY

During the first eight months of the fiscal year, the Federal Reserve (the Fed) raised the federal funds target rate six times to 5.25%. While these rate increases accumulated, the yield curve (the difference in yields between 2- and 10-year Treasuries) inverted dramatically. This inversion was particularly sharp at the front end of the curve. Within this environment, short-term mortgage securities performed well, as did corporate issues that benefited as spreads tightened.

The best-performing holdings of the WM Short Term Income Fund were corporate issues with very short maturities, a feature that left little doubt that the issuers would pay on these securities when they came due. For example, the portfolio holds Ford Motor Credit Company notes that are due in January 2007. These issues were heavily discounted a year ago and benefited Fund performance as they neared maturity. Several Fund holdings in the financial services and banking sectors have similar positions on the yield curve, and consequently they had a positive impact on performance during the fiscal year.

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852.Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.5%; Class B shares: contingent deferred sales charge of 4%, which declines over 4 years (4-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge noted above.

Fixed-income investments are subject to interest rate risk, and their value will decline as interest rates rise. There may be additional credit and default risks associated with lower-rated securities. REIT securities are subject to risk factors associated with the real estate industry and tax factors of REIT registration.

AVERAGE ANNUAL TOTAL RETURNS (1) AS OF OCTOBER 31, 2006

                                   1-Year   5-Year   10-Year   Since Inception   Inception Date
                                   ------   ------   -------   ---------------   --------------
CLASS A SHARES
   Net Asset Value(2)               4.15%    3.17%    4.80%         4.56%            11/1/93
   With Sales Charge                0.66%    2.42%    4.45%         4.28%
CLASS B SHARES
   Net Asset Value(2)               3.36%    2.40%    4.17%         4.36%             7/1/94
   With Sales Charge               -0.64%    2.40%    4.17%         4.36%
CLASS C SHARES
   Net Asset Value(2)               3.39%    2.40%    3.97%         2.62%             3/1/02
   With Sales Charge                2.39%    2.40%    3.97%         2.62%
Citigroup Broad Investment-Grade
Credit 1-3 Years Index(3)           4.84%    3.94%    5.62%         5.72%

VALUE OF A $10,000 INVESTMENT (1) OCTOBER 31, 1996 - OCTOBER 31, 2006

            SHORT TERM INCOME FUND
         -----------------------------
                            Citigroup
                              Broad
                            Investment
                              Grade
                            Credit 1-3
DATE       NAV      MOP    Years Index
----     ------   ------   -----------
Oct-96   10,000    9,650      10,000
Nov-96   10,087    9,734      10,079
Dec-96   10,092    9,739      10,081
Jan-97   10,096    9,743      10,137
Feb-97   10,149    9,793      10,161
Mar-97   10,160    9,804      10,159
Apr-97   10,209    9,851      10,241
May-97   10,300    9,940      10,316
Jun-97   10,349    9,987      10,393
Jul-97   10,492   10,124      10,525
Aug-97   10,498   10,130      10,529
Sep-97   10,545   10,176      10,617
Oct-97   10,599   10,228      10,685
Nov-97   10,604   10,233      10,703
Dec-97   10,675   10,302      10,772
Jan-98   10,772   10,395      10,882
Feb-98   10,769   10,392      10,896
Mar-98   10,818   10,439      10,950
Apr-98   10,866   10,486      11,009
May-98   10,914   10,532      11,074
Jun-98   10,962   10,578      11,130
Jul-98   11,011   10,626      11,189
Aug-98   11,157   10,766      11,276
Sep-98   11,302   10,906      11,428
Oct-98   11,304   10,908      11,444
Nov-98   11,302   10,906      11,482
Dec-98   11,349   10,952      11,537
Jan-99   11,399   11,000      11,612
Feb-99   11,346   10,949      11,574
Mar-99   11,440   11,039      11,676
Apr-99   11,487   11,085      11,730
May-99   11,437   11,037      11,715
Jun-99   11,437   11,037      11,751
Jul-99   11,488   11,086      11,769
Aug-99   11,491   11,089      11,799
Sep-99   11,611   11,204      11,889
Oct-99   11,627   11,220      11,928
Nov-99   11,679   11,270      11,968
Dec-99   11,682   11,273      11,999
Jan-00   11,684   11,275      12,007
Feb-00   11,736   11,326      12,096
Mar-00   11,792   11,379      12,158
Apr-00   11,794   11,381      12,155
May-00   11,849   11,435      12,194
Jun-00   12,009   11,589      12,345
Jul-00   12,066   11,644      12,447
Aug-00   12,124   11,699      12,555
Sep-00   12,233   11,805      12,678
Oct-00   12,290   11,860      12,683
Nov-00   12,402   11,968      12,802
Dec-00   12,571   12,131      12,957
Jan-01   12,739   12,293      13,203
Feb-01   12,797   12,349      13,310
Mar-01   12,914   12,462      13,434
Apr-01   12,975   12,521      13,478
May-01   13,037   12,581      13,601
Jun-01   13,099   12,640      13,664
Jul-01   13,272   12,807      13,859
Aug-01   13,388   12,920      13,973
Sep-01   13,503   13,031      14,121
Oct-01   13,679   13,200      14,246
Nov-01   13,493   13,021      14,232
Dec-01   13,552   13,078      14,226
Jan-02   13,611   13,134      14,272
Feb-02   13,665   13,187      14,302
Mar-02   13,552   13,077      14,235
Apr-02   13,725   13,245      14,351
May-02   13,842   13,357      14,476
Jun-02   13,900   13,413      14,527
Jul-02   13,843   13,358      14,610
Aug-02   13,961   13,472      14,730
Sep-02   14,075   13,582      14,878
Oct-02   13,957   13,468      14,840
Nov-02   14,098   13,604      14,949
Dec-02   14,314   13,813      15,178
Jan-03   14,431   13,926      15,240
Feb-03   14,541   14,032      15,368
Mar-03   14,530   14,022      15,421
Apr-03   14,700   14,186      15,561
May-03   14,809   14,291      15,710
Jun-03   14,854   14,334      15,775
Jul-03   14,714   14,199      15,663
Aug-03   14,693   14,179      15,689
Sep-03   14,917   14,395      15,875
Oct-03   14,832   14,313      15,825
Nov-03   14,870   14,350      15,843
Dec-03   14,971   14,447      15,963
Jan-04   15,012   14,486      16,024
Feb-04   15,114   14,585      16,117
Mar-04   15,218   14,686      16,189
Apr-04   15,007   14,482      16,026
May-04   14,984   14,460      16,000
Jun-04   14,962   14,438      16,013
Jul-04   15,068   14,541      16,091
Aug-04   15,175   14,644      16,243
Sep-04   15,152   14,622      16,243
Oct-04   15,259   14,725      16,303
Nov-04   15,172   14,641      16,229
Dec-04   15,214   14,682      16,277
Jan-05   15,192   14,660      16,277
Feb-05   15,167   14,636      16,246
Mar-05   15,146   14,616      16,223
Apr-05   15,275   14,740      16,317
May-05   15,321   14,784      16,395
Jun-05   15,365   14,827      16,454
Jul-05   15,347   14,809      16,431
Aug-05   15,459   14,918      16,543
Sep-05   15,372   14,834      16,500
Oct-05   15,353   14,815      16,493
Nov-05   15,399   14,860      16,540
Dec-05   15,512   14,969      16,606
Jan-06   15,489   14,947      16,659
Feb-06   15,533   14,989      16,682
Mar-06   15,514   14,971      16,709
Apr-06   15,561   15,017      16,771
May-06   15,611   15,064      16,798
Jun-06   15,660   15,112      16,828
Jul-06   15,708   15,158      16,972
Aug-06   15,825   15,271      17,110
Sep-06   15,941   15,383      17,206
Oct-06   15,990   15,430      17,292

Performance of other share classes will differ.

See glossary on page 36 for definitions of indices and terms.

(1) Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. For Class C shares, performance for periods prior to inception is hypothetical, based on Class A share returns adjusted for the respective expenses of the share class. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Fund's performance between 1995 and 2005 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.

(2)  Net asset value is not adjusted for sales charge.

(PHOTO OF CRAIG V. SOSEY)   PORTFOLIO MANAGER
                            Craig V. Sosey
                            WM Advisors, Inc.

In contrast, two corporate holdings suffered following leveraged buyout (LBO) offers. Such takeovers are typically detrimental to holders of existing debt because the prospect of additional leverage reduces the likelihood that current debt holders will be paid. Issues of Harrah's, a casino operator, and Univision Communications, a U.S. Spanish-language broadcaster, detracted from Fund performance as these companies considered LBO deals. In the case of Univision, the company was downgraded during the period. Its sale eventually was approved by its shareholders.

Despite these difficulties, corporate issues also offered some of the more attractive opportunities during the period. We added to the financial services, technology, telecommunications, and building products categories, where new names included General Electric Capital, Cisco, KPN, and Mohawk Industries. These purchases were partly funded by trimming mortgage- and asset-backed securities, a strategy that accounted for some of the reduction in holdings rated Aaa.

Late in the fiscal year, bond markets began to anticipate a near-term cut in interest rates by the Fed. We considered this speculation to be premature, believing that an ease in monetary policy was more likely to occur in 2007. In the interim, there is a good possibility that the front end of the yield curve will remain inverted, with some volatility if economic data presents mixed signals. However, as conditions evolve and the market gains confidence that a Fed rate cut is imminent, we believe the investment environment for short-term bonds, particularly 2-year and 3-year issues, could be favorable.

PORTFOLIO QUALITY (4)

              As of      As of
Rating      10/31/06   10/31/05   Change
------      --------   --------   ------
Aaa            41%        48%       -7%
Aa             13%        9%        +4%
A              13%        13%        0%
Baa            28%        28%        0%
Ba              1%        0%        +1%
B               2%        0%        +2%
Not Rated       2%        2%         0%

FUND CHARACTERISTICS
AS OF OCTOBER 31, 2006

Weighted Average Maturity (years):           2.2
Weighted Average Duration (years):           1.7
Portfolio Turnover (for fiscal year):         14%
Number of Securities:                         90
Expense Ratio
   (Class A shares for fiscal year):        0.95%
Total Net Assets:                         $237.4 million

PORTFOLIO COMPOSITION (4)
As of 10/31/06

                                  (PIE CHART)

                                          As of      As of
Asset Class                             10/31/06   10/31/05   Change
-----------                             --------   --------   ------
Domestic Corporate Bonds                   56%        49%       +7%
Mortgage-Backed
Bonds/CMOs                                 16%        18%       -2%
U.S. Government Agency                      9%        10%       -1%
Foreign Corporate
Bonds (U.S. $)                              7%         5%       +2%
U.S. Treasuries                             7%         6%       +1%
Asset-Backed Bonds                          3%         5%       -2%
Cash Equivalents                            2%         7%       -5%

(3) Returns shown for the index assume reinvestment of all dividends and distributions, and the since-inception return shown for the index is calculated from 10/31/93. Indices are unmanaged, and individuals cannot invest directly in an index.

(4)  May not reflect the current portfolio composition.

U.S. Government Securities Fund

ANNUAL TOTAL RETURNS(1)
Class A shares at net asset value(2)
(Calendar Year)

2005    2.01%
2004    3.56%
2003    1.83%
2002    8.37%
2001    7.16%
2000   10.27%
1999    0.13%
1998    7.21%
1997    9.92%
1996    2.48%

INVESTMENT STRATEGY

During the first eight months of the fiscal year, the Federal Reserve (the Fed) raised the federal funds target rate six times to 5.25%. The yield curve (the difference in yields between 2- and 10-year Treasuries) inverted dramatically, particularly at the front end, but yields on longer-term bonds barely moved. Yields on 10-year Treasuries were only 4 basis points higher at the close of the period compared to where they ended the previous fiscal year. Mortgage-backed securities (MBS), which comprise the majority of the WM U.S. Government Securities Fund, tend to do fairly well in a rising-rate environment. This held true during the period, particularly among issues with lower coupon rates.

The Fund benefited from an overweighting in these types of issues. Holdings among whole-loan collateralized mortgage obligations (CMOs), which are non-U.S. agency securities, also had a positive impact. These issues benefited from their position on the long end of the yield curve and from spread tightening between these securities and agency issues. The Fund's underweighting in 15-year MBS also assisted relative

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852.Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 4.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge noted above.

Fixed-income investments are subject to interest rate risk, and their value will decline as interest rates rise. Neither the principal of government bond funds nor their yields are guaranteed by the U.S. government.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF OCTOBER 31, 2006

                                                            Since     Inception
                              1-Year   5-Year   10-Year   Inception      Date
                              ------   ------   -------   ---------   ---------
CLASS A SHARES
   Net Asset Value(2)          4.74%    3.45%    5.43%      7.47%       5/4/84
   With Sales Charge          -0.01%    2.50%    4.95%      7.25%
CLASS B SHARES
   Net Asset Value(2)          4.06%    2.72%    4.78%      5.27%      3/30/94
   With Sales Charge          -0.94%    2.36%    4.78%      5.27%
CLASS C SHARES
   Net Asset Value(2)          4.00%    2.70%    4.75%      2.91%       3/1/02
   With Sales Charge           3.00%    2.70%    4.75%      2.91%
Citigroup Mortgage Index(3)    5.71%    4.46%    6.19%      9.00%

VALUE OF A $10,000 INVESTMENT(1) OCTOBER 31, 1996 - OCTOBER 31, 2006

                               (PERFORMANCE GRAPH)

          U.S. GOVERNMENT SECURITIES FUND
         --------------------------------
                              Citigroup
 DATE      NAV      MOP    Mortgage Index
 ----    ------   ------   --------------
Oct-96   10,000    9,550       10,000
Nov-96   10,223    9,763       10,138
Dec-96   10,083    9,629       10,093
Jan-97   10,104    9,649       10,179
Feb-97   10,115    9,660       10,190
Mar-97    9,971    9,523       10,106
Apr-97   10,149    9,693       10,259
May-97   10,241    9,781       10,355
Jun-97   10,372    9,905       10,474
Jul-97   10,691   10,210       10,668
Aug-97   10,563   10,088       10,648
Sep-97   10,735   10,252       10,775
Oct-97   10,918   10,426       10,892
Nov-97   10,959   10,466       10,929
Dec-97   11,083   10,584       11,028
Jan-98   11,206   10,702       11,131
Feb-98   11,195   10,691       11,164
Mar-98   11,220   10,715       11,208
Apr-98   11,288   10,780       11,270
May-98   11,387   10,875       11,349
Jun-98   11,486   10,969       11,399
Jul-98   11,523   11,004       11,455
Aug-98   11,665   11,140       11,559
Sep-98   11,817   11,286       11,698
Oct-98   11,789   11,259       11,685
Nov-98   11,859   11,325       11,739
Dec-98   11,882   11,348       11,798
Jan-99   11,950   11,412       11,879
Feb-99   11,854   11,321       11,835
Mar-99   11,922   11,386       11,917
Apr-99   11,955   11,417       11,975
May-99   11,879   11,344       11,895
Jun-99   11,800   11,269       11,867
Jul-99   11,744   11,215       11,787
Aug-99   11,733   11,205       11,780
Sep-99   11,906   11,370       11,980
Oct-99   11,953   11,415       12,043
Nov-99   11,953   11,415       12,053
Dec-99   11,898   11,363       12,013
Jan-00   11,832   11,299       11,921
Feb-00   11,962   11,424       12,061
Mar-00   12,080   11,537       12,190
Apr-00   12,084   11,540       12,197
May-00   12,076   11,532       12,206
Jun-00   12,315   11,760       12,470
Jul-00   12,390   11,832       12,550
Aug-00   12,548   11,984       12,736
Sep-00   12,671   12,101       12,872
Oct-00   12,747   12,174       12,967
Nov-00   12,921   12,339       13,159
Dec-00   13,120   12,529       13,370
Jan-01   13,307   12,708       13,577
Feb-01   13,396   12,794       13,651
Mar-01   13,461   12,855       13,740
Apr-01   13,450   12,845       13,755
May-01   13,501   12,894       13,841
Jun-01   13,539   12,930       13,860
Jul-01   13,779   13,158       14,118
Aug-01   13,893   13,268       14,246
Sep-01   14,096   13,461       14,456
Oct-01   14,325   13,681       14,652
Nov-01   14,146   13,510       14,517
Dec-01   14,059   13,426       14,465
Jan-02   14,188   13,550       14,607
Feb-02   14,343   13,697       14,766
Mar-02   14,146   13,510       14,617
Apr-02   14,419   13,770       14,889
May-02   14,523   13,869       14,998
Jun-02   14,641   13,982       15,119
Jul-02   14,810   14,144       15,290
Aug-02   14,941   14,268       15,424
Sep-02   15,071   14,393       15,537
Oct-02   15,095   14,416       15,596
Nov-02   15,063   14,385       15,582
Dec-02   15,235   14,549       15,746
Jan-03   15,258   14,571       15,790
Feb-03   15,374   14,682       15,897
Mar-03   15,352   14,661       15,892
Apr-03   15,412   14,719       15,953
May-03   15,469   14,773       15,961
Jun-03   15,457   14,761       15,994
Jul-03   15,095   14,416       15,705
Aug-03   15,192   14,508       15,807
Sep-03   15,473   14,776       16,077
Oct-03   15,389   14,697       16,022
Nov-03   15,401   14,708       16,069
Dec-03   15,514   14,816       16,226
Jan-04   15,613   14,911       16,330
Feb-04   15,727   15,019       16,472
Mar-04   15,784   15,074       16,545
Apr-04   15,538   14,838       16,254
May-04   15,477   14,781       16,202
Jun-04   15,590   14,888       16,343
Jul-04   15,718   15,010       16,496
Aug-04   15,935   15,218       16,767
Sep-04   15,946   15,228       16,790
Oct-04   16,046   15,324       16,935
Nov-04   15,984   15,264       16,885
Dec-04   16,068   15,345       17,010
Jan-05   16,139   15,413       17,097
Feb-05   16,063   15,340       17,024
Mar-05   16,031   15,310       16,978
Apr-05   16,209   15,480       17,178
May-05   16,313   15,579       17,317
Jun-05   16,355   15,619       17,378
Jul-05   16,262   15,530       17,296
Aug-05   16,411   15,673       17,450
Sep-05   16,318   15,584       17,354
Oct-05   16,209   15,479       17,243
Nov-05   16,254   15,522       17,296
Dec-05   16,392   15,654       17,476
Jan-06   16,422   15,683       17,520
Feb-06   16,484   15,742       17,613
Mar-06   16,343   15,607       17,453
Apr-06   16,342   15,606       17,456
May-06   16,309   15,576       17,409
Jun-06   16,325   15,590       17,456
Jul-06   16,562   15,817       17,716
Aug-06   16,753   16,000       17,973
Sep-06   16,881   16,122       18,092
Oct-06   16,977   16,214       18,227

Performance of other share classes will differ.

See glossary on page 36 for definitions of indices and terms.

(1) Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. For Class C shares, performance for periods prior to inception is hypothetical, based on Class A share returns adjusted for the respective expenses of the share class. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Fund's performance between 1998 and 2000 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses. On 3/1/04, the investment policies of the Fund were modified. As a result, the Fund's performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.

(2)  Net asset value is not adjusted for sales charge.

(PHOTO OF CRAIG V. SOSEY)   PORTFOLIO MANAGER
                            Craig V. Sosey
                            WM Advisors, Inc.

performance, as these issues underperformed longer-term bonds.

In contrast, performance was hurt due to the Fund's lack of hybrid adjustable rate mortgages (ARMs), a category that did well during the period. We chose not to invest in this category, believing that the spreads on these securities might not adequately reflect prepayment conditions. However, we continue to examine opportunities within hybrid ARMs and may choose to enter the longer-term end of this market segment next year.

The Fund also was negatively impacted by its slightly shorter duration during most of the period. (Duration is a measure of price sensitivity to interest rate changes.) The Fund's shorter duration primarily resulted from its short-term CMOs, and these issues underperformed other areas of the mortgage market. Underperformance was also true for the Fund's Treasury and agency issues.

There were a few small changes in Fund allocations during the year. We added to lower-coupon Fannie Mae and Freddie Mac issues. We also reduced Treasuries and cash equivalents to manage Fund duration and cash flows.

Looking forward, we believe mortgage securities are likely to be range-bound in the short term while the Fed delays a change in monetary policy. These conditions could be somewhat beneficial, since mortgages tend to perform better when volatility is limited. However, there is also the potential for any mixed economic data to increase uncertainty about the Fed's next course of action, and uncertainty can be detrimental to mortgages.

PORTFOLIO QUALITY(4)

           As of      As of
Rating   10/31/06   10/31/05   Change
------   --------   --------   ------
Aaa         99%        99%       0%
Aa           1%         1%       0%

FUND CHARACTERISTICS
AS OF OCTOBER 31, 2006

Weighted Average Maturity (years):       6.2
Weighted Average Duration (years):       4.6
Portfolio Turnover
   (for fiscal year):                     13%
Number of Securities:                    322
Expense Ratio
   (Class A shares for fiscal year):    0.91%
Total Net Assets:                       $1.7 billion

PORTFOLIO COMPOSITION(4)
As of 10/31/06

                                   (PIE CHART)

                           As of      As of
Asset Class              10/31/06   10/31/05   Change
-----------              --------   --------   ------
FHLMC/FGLMC                 36%        33%       +3%
FNMA                        32%        29%       +3%
CMOs                        20%        18%       +2%
GNMA                         5%         7%       -2%
U.S. Government Agency       4%         4%        0%
U.S. Treasuries              2%         5%       -3%
Cash Equivalents             1%         4%       -3%

(3) Returns shown for the index assume reinvestment of all dividends and distributions, and the since-inception return shown for the index is calculated from 4/30/84. Indices are unmanaged, and individuals cannot invest directly in an index.

(4)  May not reflect the current portfolio composition.

Income Fund

ANNUAL TOTAL RETURNS(1)
Class A shares at net asset value(2)
(Calendar Year)

2005    1.67%
2004    5.14%
2003    8.95%
2002    8.11%
2001    8.09%
2000    9.05%
1999    0.09%
1998    7.15%
1997   10.51%
1996    3.46%

INVESTMENT STRATEGY

Over the course of the fiscal year, corporate earnings remained strong while economic growth initially accelerated and then slowed. To rein in inflationary pressures, the Federal Reserve (the Fed) raised the federal funds target rate six times before pausing at a target rate of 5.25%. The yield curve (the difference in yields between 2- and 10-year Treasuries) inverted dramatically during the period. However, yields on longer-term bonds barely moved, and these bonds outperformed shorter-term issues.

A variety of corporate issues contributed to the WM Income Fund's relative outperformance for the year. TexCal, a small oil exploration and production firm, was bought out at a premium following a runup in energy prices. Covanta, a waste services company, exited bankruptcy and issued warrants to bond holders. Their sale added to Fund returns. United Air Lines also had a positive impact on performance as airlines enjoyed improved financial conditions.

Issue selection among mortgage-backed bonds also benefited Fund performance.

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852.Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 4.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge noted above.

Fixed-income investments are subject to interest rate risk, and their value will decline as interest rates rise. Lower-rated securities are subject to additional credit and default risks. International investing involves increased risks due to currency fluctuations, political or social instability, and differences in accounting standards.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF OCTOBER 31, 2006

                                                                 Since     Inception
                                   1-Year   5-Year   10-Year   Inception     Date
                                   ------   ------   -------   ---------   ---------
CLASS A SHARES
   Net Asset Value(2)               6.02%    5.39%    6.38%      8.33%      12/15/75
   With Sales Charge                1.21%    4.42%    5.90%      8.17%
CLASS B SHARES
   Net Asset Value(2)               5.23%    4.63%    5.76%      6.26%       3/30/94
   With Sales Charge                0.23%    4.29%    5.76%      6.26%
CLASS C SHARES
   Net Asset Value(2)               5.23%    4.63%    5.70%      4.85%        3/1/02
   With Sales Charge                4.23%    4.63%    5.70%      4.85%
Citigroup Broad Investment-Grade
Bond Index(3)                       5.24%    4.57%    6.28%        --

VALUE OF A $10,000 INVESTMENT(1) OCTOBER 31, 1996 - OCTOBER 31, 2006

                               (PERFORMANCE GRAPH)

                        INCOME FUND
         ----------------------------------------
                               Citigroup Broad
 DATE      NAV      MOP    Investment Grade Index
 ----    ------   ------   ----------------------
Oct-96   10,000    9,550           10,000
Nov-96   10,230    9,770           10,165
Dec-96   10,111    9,656           10,076
Jan-97   10,143    9,686           10,115
Feb-97   10,160    9,703           10,126
Mar-97   10,027    9,576           10,024
Apr-97   10,172    9,715           10,167
May-97   10,311    9,847           10,263
Jun-97   10,491   10,019           10,385
Jul-97   10,878   10,389           10,666
Aug-97   10,731   10,248           10,574
Sep-97   10,915   10,424           10,730
Oct-97   11,090   10,591           10,884
Nov-97   11,136   10,635           10,936
Dec-97   11,173   10,670           11,047
Jan-98   11,279   10,772           11,190
Feb-98   11,323   10,814           11,182
Mar-98   11,410   10,897           11,225
Apr-98   11,448   10,933           11,284
May-98   11,584   11,063           11,392
Jun-98   11,672   11,147           11,485
Jul-98   11,655   11,130           11,510
Aug-98   11,700   11,174           11,686
Sep-98   11,912   11,376           11,961
Oct-98   11,755   11,226           11,908
Nov-98   11,955   11,417           11,973
Dec-98   11,971   11,433           12,010
Jan-99   12,090   11,546           12,099
Feb-99   11,809   11,278           11,887
Mar-99   11,874   11,340           11,955
Apr-99   12,016   11,475           11,995
May-99   11,916   11,380           11,884
Jun-99   11,841   11,308           11,844
Jul-99   11,835   11,302           11,796
Aug-99   11,831   11,299           11,788
Sep-99   11,944   11,406           11,930
Oct-99   11,989   11,450           11,965
Nov-99   11,993   11,453           11,964
Dec-99   11,984   11,445           11,909
Jan-00   12,001   11,461           11,876
Feb-00   12,121   11,576           12,015
Mar-00   12,273   11,720           12,171
Apr-00   12,204   11,655           12,135
May-00   12,110   11,565           12,124
Jun-00   12,403   11,845           12,377
Jul-00   12,520   11,956           12,490
Aug-00   12,776   12,201           12,668
Sep-00   12,765   12,190           12,754
Oct-00   12,728   12,155           12,836
Nov-00   12,832   12,255           13,044
Dec-00   13,069   12,481           13,290
Jan-01   13,438   12,833           13,510
Feb-01   13,468   12,862           13,630
Mar-01   13,446   12,841           13,701
Apr-01   13,406   12,802           13,636
May-01   13,454   12,849           13,725
Jun-01   13,501   12,894           13,770
Jul-01   13,864   13,240           14,088
Aug-01   14,032   13,401           14,243
Sep-01   13,972   13,343           14,419
Oct-01   14,282   13,639           14,710
Nov-01   14,223   13,583           14,507
Dec-01   14,128   13,492           14,421
Jan-02   14,286   13,643           14,535
Feb-02   14,392   13,744           14,675
Mar-02   14,272   13,630           14,433
Apr-02   14,542   13,888           14,707
May-02   14,611   13,953           14,832
Jun-02   14,581   13,925           14,942
Jul-02   14,472   13,821           15,119
Aug-02   14,717   14,054           15,384
Sep-02   14,880   14,210           15,629
Oct-02   14,800   14,134           15,558
Nov-02   14,961   14,288           15,555
Dec-02   15,274   14,586           15,879
Jan-03   15,370   14,678           15,891
Feb-03   15,628   14,925           16,117
Mar-03   15,678   14,973           16,103
Apr-03   15,976   15,257           16,244
May-03   16,410   15,672           16,545
Jun-03   16,404   15,666           16,515
Jul-03   15,818   15,106           15,957
Aug-03   15,899   15,183           16,067
Sep-03   16,341   15,606           16,488
Oct-03   16,297   15,563           16,336
Nov-03   16,408   15,669           16,384
Dec-03   16,642   15,893           16,547
Jan-04   16,805   16,049           16,685
Feb-04   16,947   16,184           16,863
Mar-04   17,127   16,356           16,991
Apr-04   16,630   15,882           16,550
May-04   16,509   15,766           16,479
Jun-04   16,636   15,888           16,576
Jul-04   16,783   16,027           16,740
Aug-04   17,128   16,358           17,071
Sep-04   17,221   16,446           17,116
Oct-04   17,388   16,605           17,266
Nov-04   17,315   16,536           17,121
Dec-04   17,500   16,713           17,286
Jan-05   17,575   16,784           17,396
Feb-05   17,514   16,726           17,292
Mar-05   17,326   16,547           17,197
Apr-05   17,456   16,671           17,438
May-05   17,666   16,871           17,633
Jun-05   17,798   16,997           17,733
Jul-05   17,686   16,890           17,577
Aug-05   17,918   17,112           17,802
Sep-05   17,669   16,874           17,614
Oct-05   17,516   16,728           17,478
Nov-05   17,593   16,802           17,555
Dec-05   17,790   16,989           17,729
Jan-06   17,850   17,047           17,727
Feb-06   17,944   17,136           17,791
Mar-06   17,809   17,007           17,609
Apr-06   17,809   17,008           17,574
May-06   17,772   16,973           17,553
Jun-06   17,793   16,993           17,592
Jul-06   17,997   17,188           17,838
Aug-06   18,282   17,459           18,114
Sep-06   18,445   17,615           18,268
Oct-06   18,571   17,735           18,394

Performance of other share classes will differ.

See glossary on page 36 for definitions of indices and terms.

(1) Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. For Class C shares, performance for periods prior to inception is hypothetical, based on Class A share returns adjusted for the respective expenses of the share class. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Fund's performance in 1999 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.

(2)  Net asset value is not adjusted for sales charge.

(PHOTO OF JOHN R. FRIEDL)         PORTFOLIO MANAGERS
(PHOTO OF GARY J. POKRZYWINSKI)   John R. Friedl, CFA and
                                  Gary J. Pokrzywinski, CFA
                                  WM Advisors, Inc.

The Fund's mortgage holdings generally have a higher duration, and their prices followed the period's outperformance by longer-dated Treasuries.

However, several corporates slightly detracted from Fund results, particularly those that were affected by leveraged buyout (LBO) offers. Issues of Harrah's, a casino operator, and HCA, a hospital operator, declined as these companies considered LBO deals. Health Management Associates also declined in sympathy with the HCA announcement.

Allocation changes were generally based on security- or industry-specific considerations. For example, we sold the last of the Fund's auto positions due to our negative view of their long-term prospects. In contrast, we added a high-yield position (Mirant Americas Generation) to the Fund's utilities holdings, and we continue to favor utilities as a sector that can offer protection from LBOs.

In the latter half of the year, the economy reached an inflection point when a pause by the Fed looked imminent. In anticipation of this change, we added to Treasuries to help slightly extend the Fund's duration. This strategy proved to be a net positive for the Fund.

Our outlook anticipates that further slowing in the economy and contained inflation will permit the Fed to begin cutting short-term interest rates early in 2007. Should the slowing economy edge closer to a recession, we would look to favor corporates over mortgages. However, we believe that a recession is unlikely. For the near term, the Fund will continue to hold an overweighted position in mortgages, a neutral weighting in corporates, and a slightly longer duration stance.

PORTFOLIO QUALITY(4)

              As of      As of
Rating      10/31/06   10/31/05   Change
------      --------   --------   ------
Aaa            35%        35%        0%
Aa              7%         6%       +1%
A               7%         6%       +1%
Baa            32%        34%       -2%
Ba              6%         5%       +1%
B               8%        10%       -2%
Caa             4%         1%       +3%
Not Rated       1%         2%       -1%
Equities        0%         1%       -1%

FUND CHARACTERISTICS
AS OF OCTOBER 31, 2006

Weighted Average Maturity (years):       8.0
Weighted Average Duration (years):       5.5
Portfolio Turnover
   (for fiscal year):                     26%
Number of Securities:                    188
Expense Ratio
   (Class A shares for fiscal year):    0.89%
Total Net Assets:                       $1.2 billion

PORTFOLIO COMPOSITION(4)
As of 10/31/06

                                   (PIE CHART)

                                      As of      As of
Asset Class                         10/31/06   10/31/05   Change
-----------                         --------   --------   ------
Domestic Corporate Bonds               60%        57%       +3%
Mortgage-Backed Bonds                  24%        23%       +1%
U.S. Treasuries                         9%         7%       +2%
Foreign Corporate Bonds (U.S. $)        6%         6%        0%
Equities                                0%         1%       -1%
Foreign Government Bonds (U.S. $)       0%         1%       -1%
Cash Equivalents                        1%         5%       -4%

(3) Returns shown for the index assume reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

(4)  May not reflect the current portfolio composition.

High Yield Fund

ANNUAL TOTAL RETURNS(1)
Class A shares at net asset value(2)
(Calendar Year)

2005    6.59%
2004   11.43%
2003   28.10%
2002    3.66%
2001    3.14%
2000   -1.53%
1999   12.02%

INVESTMENT STRATEGY

The WM High Yield Fund continued to benefit from the generally positive environment for riskier assets during the fiscal year. Economic growth accelerated and then slowed, and these developments provoked rising inflation fears that later eased. To stay ahead of inflation, the Federal Reserve (the
Fed) continued raising short-term interest rates before finally pausing in the second half of 2006. Despite the Fed's substantial raising of rates, intermediate-term Treasuries barely moved. The high-yield segment of the intermediate-term bond market significantly outperformed Treasuries.

The Fund built relative outperformance through a variety of issues, coupled with a general lack of problematic holdings. TexCal, a small oil firm, was bought out at a premium price following a runup in energy prices. Airline holdings benefited from an improved balance between supply and demand in the industry. Health care real estate investment trusts (REITs) also contributed positively to performance. Late in the period, pharmaceutical firm ICOS agreed to a buyout by Eli Lilly (with which ICOS has a joint venture), and again the premium terms of this pending deal benefited the Fund's position.

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852.Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 4.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge noted above.

Fixed-income investments are subject to interest rate risk, and their value will decline as interest rates rise. Lower-rated securities are subject to additional credit and default risks. International investing involves increased risks due to currency fluctuations, political or social instability, and differences in accounting standards. REIT securities are subject to risk factors associated with the real estate industry and tax factors of REIT registration.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF OCTOBER 31, 2006

                                                           Since     Inception
                                       1-Year   5-Year   Inception      Date
                                       ------   ------   ---------   ---------
CLASS A SHARES
   Net Asset Value(2)                  14.63%   12.36%      7.99%      4/8/98
   With Sales Charge                    9.45%   11.34%      7.41%
CLASS B SHARES
   Net Asset Value(2)                  13.72%   11.53%      7.39%      5/5/98
   With Sales Charge                    8.72%   11.27%      7.39%
CLASS C SHARES
   Net Asset Value(2)                  13.74%   11.51%     11.29%      3/1/02
   With Sales Charge                   12.74%   11.51%     11.29%
Citigroup High Yield Market Index(3)    9.95%   10.28%      5.57%

VALUE OF A $10,000 INVESTMENT(1) APRIL 8, 1998 - OCTOBER 31, 2006

                               (PERFORMANCE GRAPH)

                     HIGH YIELD FUND
         --------------------------------------
                           Citigroup High Yield
 DATE      NAV      MOP        Market Index
 ----    ------   ------   --------------------
OCT-96
Nov-96
Dec-96
Jan-97
Feb-97
Mar-97
Apr-97
May-97
Jun-97
Jul-97
Aug-97
Sep-97
Oct-97
Nov-97
Dec-97
Jan-98
Feb-98
Mar-98   10,000    9,550          10,000
Apr-98    9,997    9,547          10,054
May-98    9,965    9,517          10,081
Jun-98    9,918    9,471          10,103
Jul-98    9,892    9,447          10,184
Aug-98    9,345    8,925           9,502
Sep-98    9,336    8,916           9,619
Oct-98    9,310    8,891           9,486
Nov-98    9,686    9,250           9,962
Dec-98    9,670    9,235           9,955
Jan-99    9,834    9,391          10,104
Feb-99    9,722    9,284          10,020
Mar-99    9,899    9,453          10,105
Apr-99   10,259    9,798          10,316
May-99   10,269    9,807          10,154
Jun-99   10,366    9,900          10,132
Jul-99   10,499   10,026          10,154
Aug-99   10,397    9,929          10,033
Sep-99   10,456    9,986           9,957
Oct-99   10,451    9,981           9,889
Nov-99   10,628   10,149          10,044
Dec-99   10,832   10,344          10,129
Jan-00   10,897   10,406          10,045
Feb-00   10,981   10,487          10,069
Mar-00   11,051   10,554           9,864
Apr-00   11,144   10,642           9,904
May-00   10,949   10,456           9,766
Jun-00   11,052   10,554           9,986
Jul-00   11,237   10,732          10,095
Aug-00   11,353   10,842          10,170
Sep-00   11,276   10,768          10,061
Oct-00   11,004   10,509           9,763
Nov-00   10,570   10,094           9,364
Dec-00   10,666   10,186           9,555
Jan-01   11,419   10,905          10,199
Feb-01   11,249   10,742          10,320
Mar-01   10,827   10,340          10,132
Apr-01   10,823   10,336           9,983
May-01   10,773   10,288          10,143
Jun-01   10,683   10,202           9,864
Jul-01   10,764   10,280          10,049
Aug-01   10,896   10,405          10,186
Sep-01   10,564   10,089           9,453
Oct-01   10,786   10,301           9,767
Nov-01   11,011   10,515          10,138
Dec-01   11,001   10,506          10,073
Jan-02   11,261   10,755          10,116
Feb-02   11,312   10,803          10,006
Mar-02   11,545   11,026          10,272
Apr-02   11,579   11,058          10,440
May-02   11,513   10,995          10,311
Jun-02   11,066   10,568           9,403
Jul-02   10,707   10,226           8,978
Aug-02   10,752   10,269           9,320
Sep-02   10,527   10,053           9,136
Oct-02   10,735   10,252           9,105
Nov-02   11,284   10,776           9,800
Dec-02   11,405   10,892           9,919
Jan-03   11,643   11,119          10,288
Feb-03   11,775   11,246          10,426
Mar-03   12,070   11,527          10,777
Apr-03   12,649   12,080          11,447
May-03   13,118   12,528          11,522
Jun-03   13,400   12,797          11,881
Jul-03   13,341   12,741          11,705
Aug-03   13,246   12,650          11,825
Sep-03   13,538   12,929          12,175
Oct-03   13,972   13,344          12,459
Nov-03   14,228   13,588          12,632
Dec-03   14,611   13,953          12,957
Jan-04   15,050   14,373          13,181
Feb-04   15,084   14,405          13,109
Mar-04   15,247   14,560          13,191
Apr-04   14,803   14,137          13,146
May-04   14,656   13,997          12,919
Jun-04   14,838   14,170          13,111
Jul-04   14,912   14,241          13,281
Aug-04   15,230   14,544          13,524
Sep-04   15,475   14,779          13,707
Oct-04   15,820   15,109          13,991
Nov-04   16,010   15,290          14,152
Dec-04   16,279   15,547          14,356
Jan-05   16,199   15,471          14,336
Feb-05   16,324   15,590          14,551
Mar-05   15,950   15,233          14,142
Apr-05   15,887   15,172          13,947
May-05   16,181   15,452          14,234
Jun-05   16,454   15,714          14,472
Jul-05   16,772   16,017          14,682
Aug-05   16,971   16,207          14,743
Sep-05   16,885   16,125          14,596
Oct-05   16,858   16,100          14,486
Nov-05   17,052   16,285          14,524
Dec-05   17,353   16,572          14,653
Jan-06   17,656   16,862          14,883
Feb-06   17,931   17,125          14,958
Mar-06   17,947   17,139          15,066
Apr-06   18,246   17,425          15,148
May-06   18,144   17,327          15,138
Jun-06   18,209   17,389          15,073
Jul-06   18,385   17,557          15,235
Aug-06   18,672   17,831          15,490
Sep-06   18,927   18,075          15,705
Oct-06   19,325   18,455          15,930

Performance of other share classes will differ.

See glossary on page 36 for definitions of indices and terms.

(1) Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. For Class C shares, performance for periods prior to inception is hypothetical, based on Class A share returns adjusted for the respective expenses of the share class. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Fund's performance between 1998 and 1999 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.

(2)  Net asset value is not adjusted for sales charge.

(PHOTO OF GARY J. POKRZYWINSKI)   PORTFOLIO MANAGER
                                  Gary J. Pokrzywinski, CFA
                                  WM Advisors, Inc.

Despite strongly positive performance by Fund holdings, a few issues slightly detracted from results. The notes of HCA, a hospital operator, declined as the company considered a leveraged buyout. The issues of 155 East Tropicana (Hooters Casino Hotel) also declined following a slow launch by this start-up casino.

The Fund's lack of auto industry bonds also caused it to miss out on gains recently built by this sector. We remain pessimistic about the long-term prospects for specific auto manufacturers, but we have found certain positions in related industries that could benefit from the sector's improvements.

We made limited changes to overall portfolio composition during the period. We added to utilities and reduced convertibles. The Caa rating sector increased due to additional purchases, the downgrade of Tenet Healthcare, and formerly non-rated HealthSouth entering this credit quality sector.

We continue to regard high-yield valuations as fair to slightly better than fair. Despite an anticipated economic slowdown, the avoidance of a recession would support valuations. But the lower quality of new issuance also poses some concerns, as do ongoing low default rates that we think are adding to market complacency. We continue to emphasize sectors that we believe offer attractive opportunities over the long term.

PORTFOLIO QUALITY(4)

              As of      As of
Rating      10/31/06   10/31/05   Change
------      --------   --------   ------
Aaa             2%         1%       +1%
Baa             2%         2%        0%
Ba             16%        14%       +2%
B              40%        45%       -5%
Caa            17%        10%       +7%
Not Rated      14%        18%       -4%
Equities        9%        10%       -1%

FUND CHARACTERISTICS
AS OF OCTOBER 31, 2006

Weighted Average Maturity (years):       7.8
Weighted Average Duration (years):       5.1
Portfolio Turnover
   (for fiscal year):                     85%
Number of Securities:                     80
Expense Ratio
   (Class A shares for fiscal year):    0.90%
Total Net Assets:                       $1.2 billion

PORTFOLIO COMPOSITION(4)
As of 10/31/06

                                   (PIE CHART)

                                          As of      As of
Asset Class                             10/31/06   10/31/05   Change
-----------                             --------   --------   ------
Domestic Corporate Bonds                   81%        81%        0%
Equities                                    9%        10%       -1%
Foreign Corporate Bonds (U.S. $)            3%         4%       -1%
Foreign Government Bonds (Non-U.S. $)       3%         1%       +2%
Foreign Government Bonds (U.S. $)           1%         2%       -1%
Foreign Corporate Bonds (Non-U.S. $)        1%         1%        0%
Cash Equivalents                            2%         1%       +1%

(3) Returns shown for the index assume reinvestment of all dividends and distributions, and the since-inception return shown for the index is calculated from 3/31/98. Indices are unmanaged, and individuals cannot invest directly in an index.

(4)  May not reflect the current portfolio composition.

California Municipal Fund

ANNUAL TOTAL RETURNS(1)
Class A shares at net asset value(2)
(Calendar Year)

2005    4.04%
2004    4.76%
2003    3.70%
2002    8.87%
2001    4.05%
2000   12.97%
1999   -4.53%
1998    6.09%
1997   10.30%
1996    4.42%

INVESTMENT STRATEGY

Against a backdrop of strong economic growth, good employment data, and inflationary pressures, the Federal Reserve (the Fed) continued its tightening campaign during the first eight months of the fiscal year, raising the federal funds target rate six times to 5.25% by the end of June. In the months that followed, however, economic growth moderated while inflation concerns eased, prompting the Fed to keep its target rate unchanged for the remainder of the period. Short-term municipal bonds posted the lowest returns within the municipal bond market as Fed rate increases moved yields in this portion of the curve higher. Conversely, yields on long-term municipal bonds fell dramatically in the latter months of the period, causing this segment of the market to earn the best returns.

Mirroring national trends, California municipal bond issuance declined during the fiscal year, but the state remained the largest issuer. California's unemployment rate is slightly higher than the nation's average but has been improving, and income levels remain

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 4.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge noted above.

Fixed-income investments are subject to interest rate risk, and their value will decline as interest rates rise. A portion of the Fund's income may be subject to state and/or local taxes, and it may be subject to federal alternative minimum tax (AMT) for certain investors.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF OCTOBER 31, 2006

                                                                        Since     Inception
                                          1-Year   5-Year   10-Year   Inception      Date
                                          ------   ------   -------   ---------   ---------
CLASS A SHARES
   Net Asset Value(2)                      6.45%    4.76%    5.55%      6.26%      7/25/89
   With Sales Charge                       1.66%    3.81%    5.07%      5.98%
CLASS B SHARES
   Net Asset Value(2)                      5.66%    3.98%    4.93%      5.44%       7/1/94
   With Sales Charge                       0.66%    3.64%    4.93%      5.44%
CLASS C SHARES
   Net Asset Value(2)                      5.65%    3.98%    4.82%      4.26%       3/1/02
   With Sales Charge                       4.65%    3.98%    4.82%      4.26%
Lehman Brothers Municipal Bond Index(3)    5.76%    5.05%    5.85%      6.68%

VALUE OF A $10,000 INVESTMENT(1) OCTOBER 31, 1996 - OCTOBER 31, 2006

                               (PERFORMANCE GRAPH)

           CALIFORNIA MUNICIPAL FUND
         ----------------------------
                             Lehman
                            Brothers
                            Municipal
DATE       NAV      MOP    Bond Index
----     ------   ------   ----------
Oct-96   10,000    9,550     10,000
Nov-96   10,166    9,709     10,183
Dec-96   10,138    9,681     10,140
Jan-97   10,156    9,699     10,159
Feb-97   10,239    9,778     10,253
Mar-97   10,135    9,679     10,117
Apr-97   10,210    9,750     10,202
May-97   10,342    9,877     10,355
Jun-97   10,476   10,004     10,465
Jul-97   10,802   10,315     10,755
Aug-97   10,714   10,232     10,654
Sep-97   10,839   10,352     10,781
Oct-97   10,916   10,425     10,850
Nov-97   11,004   10,509     10,914
Dec-97   11,180   10,677     11,073
Jan-98   11,267   10,760     11,187
Feb-98   11,282   10,774     11,191
Mar-98   11,282   10,774     11,201
Apr-98   11,229   10,723     11,150
May-98   11,407   10,894     11,327
Jun-98   11,444   10,929     11,371
Jul-98   11,452   10,936     11,399
Aug-98   11,622   11,099     11,576
Sep-98   11,791   11,260     11,721
Oct-98   11,766   11,237     11,721
Nov-98   11,821   11,289     11,762
Dec-98   11,858   11,324     11,791
Jan-99   11,993   11,453     11,931
Feb-99   11,946   11,409     11,879
Mar-99   11,967   11,428     11,895
Apr-99   11,974   11,435     11,925
May-99   11,888   11,353     11,856
Jun-99   11,683   11,157     11,685
Jul-99   11,733   11,205     11,727
Aug-99   11,556   11,036     11,634
Sep-99   11,542   11,023     11,638
Oct-99   11,312   10,803     11,513
Nov-99   11,425   10,911     11,635
Dec-99   11,322   10,812     11,547
Jan-00   11,241   10,736     11,498
Feb-00   11,422   10,908     11,631
Mar-00   11,718   11,191     11,886
Apr-00   11,635   11,112     11,816
May-00   11,554   11,034     11,754
Jun-00   11,885   11,350     12,066
Jul-00   12,084   11,540     12,233
Aug-00   12,351   11,795     12,422
Sep-00   12,266   11,714     12,357
Oct-00   12,364   11,807     12,492
Nov-00   12,449   11,889     12,587
Dec-00   12,789   12,213     12,898
Jan-01   12,807   12,230     13,025
Feb-01   12,854   12,276     13,067
Mar-01   12,953   12,370     13,185
Apr-01   12,734   12,161     13,042
May-01   12,879   12,300     13,183
Jun-01   12,942   12,360     13,271
Jul-01   13,150   12,558     13,468
Aug-01   13,510   12,902     13,690
Sep-01   13,465   12,859     13,644
Oct-01   13,601   12,989     13,799
Nov-01   13,472   12,866     13,683
Dec-01   13,309   12,710     13,553
Jan-02   13,494   12,887     13,788
Feb-02   13,638   13,025     13,954
Mar-02   13,337   12,737     13,681
Apr-02   13,594   12,983     13,948
May-02   13,719   13,102     14,033
Jun-02   13,831   13,208     14,182
Jul-02   13,992   13,363     14,364
Aug-02   14,216   13,577     14,537
Sep-02   14,626   13,968     14,855
Oct-02   14,225   13,585     14,609
Nov-02   14,222   13,582     14,547
Dec-02   14,491   13,839     14,854
Jan-03   14,350   13,705     14,817
Feb-03   14,548   13,894     15,025
Mar-03   14,573   13,917     15,034
Apr-03   14,712   14,050     15,133
May-03   15,021   14,345     15,487
Jun-03   14,876   14,207     15,420
Jul-03   14,280   13,637     14,881
Aug-03   14,437   13,787     14,992
Sep-03   14,789   14,124     15,433
Oct-03   14,751   14,087     15,356
Nov-03   14,934   14,262     15,515
Dec-03   15,028   14,351     15,644
Jan-04   15,082   14,403     15,733
Feb-04   15,359   14,668     15,971
Mar-04   15,254   14,568     15,915
Apr-04   14,867   14,198     15,538
May-04   14,828   14,161     15,482
Jun-04   14,908   14,237     15,538
Jul-04   15,113   14,433     15,741
Aug-04   15,425   14,731     16,056
Sep-04   15,507   14,809     16,141
Oct-04   15,673   14,967     16,280
Nov-04   15,494   14,797     16,146
Dec-04   15,743   15,035     16,343
Jan-05   15,924   15,208     16,497
Feb-05   15,864   15,150     16,443
Mar-05   15,753   15,044     16,339
Apr-05   16,019   15,298     16,597
May-05   16,160   15,433     16,715
Jun-05   16,243   15,512     16,819
Jul-05   16,158   15,431     16,743
Aug-05   16,344   15,608     16,912
Sep-05   16,215   15,485     16,799
Oct-05   16,129   15,403     16,696
Nov-05   16,200   15,471     16,776
Dec-05   16,381   15,644     16,921
Jan-06   16,411   15,673     16,966
Feb-06   16,583   15,837     17,080
Mar-06   16,481   15,740     16,962
Apr-06   16,466   15,725     16,957
May-06   16,541   15,796     17,033
Jun-06   16,480   15,738     16,969
Jul-06   16,660   15,910     17,171
Aug-06   16,915   16,153     17,425
Sep-06   17,033   16,267     17,547
Oct-06   17,169   16,397     17,657

Performance of other share classes will differ.

See glossary on page 36 for definitions of indices and terms.

(1) Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. For Class C shares, performance for periods prior to inception is hypothetical, based on Class A share returns adjusted for the respective expenses of the share class. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Fund's performance between 1995 and 1999 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.

(2)  Net asset value is not adjusted for sales charge.

(PHOTO OF JOSEPH A. PIRARO)   PORTFOLIO MANAGER
                              Joseph A. Piraro
                              Van Kampen Asset Management

above average. In addition, the state's financial and credit conditions continued to improve, leading to a credit upgrade in May by both Moody's and Standard & Poor's to A1 and A+, respectively.

We implemented two general strategies that were the primary drivers of performance by the WM California Municipal Fund. First, we sought opportunities to enhance the portfolio's yield while still maintaining a focus on quality bonds. We added to the Fund's holdings of high-yield securities that, in our opinion, offered favorable characteristics, and we decreased the Fund's exposure to higher-quality, lower-yielding bonds. This strategy nearly doubled the Fund's exposure to securities rated Baa, which proved quite beneficial as strong demand caused lower-rated bonds to outperform higher-rated bonds.

Second, we emphasized the long end of the yield curve, favoring bonds with maturities of 25 to 30 years or more. We increased these holdings to 52% as of the end of the period, up from 35% one year earlier.This yield-curve positioning served the Fund well as longer-dated issues outperformed shorter-maturity bonds.

In keeping with our focus on higher-yielding securities, we added to the Fund's holdings in tobacco revenue bonds, which have benefited from both strong market demand and a favorable litigation environment. Our decision to increase the Fund's exposure to this sector added to performance as valuations dramatically improved. We also purchased additional land development issues. The Fund remained well diversified, however, across the major sectors of the municipal market.

                                    (GRAPHIC)

FUND CHARACTERISTICS
AS OF OCTOBER 31, 2006

Weighted Average Maturity (years):         6.5
Weighted Average Duration (years):         7.3
Portfolio Turnover
   (for fiscal year):                       29%
Number of Securities:                      164
Expense Ratio
   (Class A shares for fiscal year):      0.84%
Total Net Assets:                       $401.7 million

PORTFOLIO COMPOSITION(4)
As of 10/31/06

                                   (PIE CHART)

              As of      As of
Rating      10/31/06   10/31/05   Change
------      --------   --------   ------
Aaa            49%        65%      -16%
Aa              3%         1%       +2%
A              11%        11%        0%
Baa            27%        14%      +13%
Not Rated      10%         9%       +1%

(3) Returns shown for the index assume reinvestment of all dividends and distributions, and the since-inception return shown for the index is calculated from 7/31/89. Indices are unmanaged, and individuals cannot invest directly in an index.

(4)  May not reflect the current portfolio composition.

California Insured Intermediate Municipal Fund

ANNUAL TOTAL RETURNS(1)
Class A shares at net asset value(2)
(Calendar Year)

2005    1.75%
2004    2.65%
2003    3.58%
2002    9.28%
2001    4.79%
2000    9.46%
1999   -0.83%
1998    5.26%
1997    7.14%
1996    3.91%

INVESTMENT STRATEGY

Against a backdrop of strong economic growth, good employment data, and inflationary pressures, the Federal Reserve (the Fed) continued its tightening campaign during the first eight months of the fiscal year, raising the federal funds target rate six times to 5.25% by the end of June. In the months that followed, however, economic growth moderated while inflation concerns eased, prompting the Fed to keep its target rate unchanged for the remainder of the period. Short-term municipal bonds posted the lowest returns within the municipal bond market as Fed rate increases moved yields in this portion of the curve higher. Conversely, yields on long-term municipal bonds fell dramatically in the latter months of the period, causing this segment of the market to earn the best returns.

Mirroring national trends, California municipal bond issuance declined during the fiscal year, but the state remained the largest issuer. California's unemployment rate is slightly higher than the nation's average but has been improving, and income levels remain above average. In addition, the state's finan-

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852.Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 4.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge noted above.

Fixed-income investments are subject to interest rate risk, and their value will decline as interest rates rise. A portion of the Fund's income may be subject to state and/or local taxes, and it may be subject to federal alternative minimum tax (AMT) for certain investors.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF OCTOBER 31, 2006

                                                                        Since     Inception
                                          1-Year   5-Year   10-Year   Inception      Date
                                          ------   ------   -------   ---------   ---------
CLASS A SHARES
   Net Asset Value(2)                      4.68%    3.72%    4.73%      5.36%       4/4/94
   With Sales Charge                      -0.02%    2.76%    4.25%      4.98%
CLASS B SHARES
   Net Asset Value(2)                      3.89%    2.93%    4.10%      4.77%       7/1/94
   With Sales Charge                      -1.11%    2.57%    4.10%      4.77%
CLASS C SHARES
   Net Asset Value(2)                      3.89%    2.93%    4.03%      2.98%       3/1/02
   With Sales Charge                       2.89%    2.93%    4.03%      2.98%
Lehman Brothers Municipal Bond Index(3)    5.76%    5.05%    5.85%      6.25%

VALUE OF A $10,000 INVESTMENT(1) OCTOBER 31, 1996 - OCTOBER 31, 2006

                               (PERFORMANCE GRAPH)

              CALIFORNIA INSURED
          INTERMEDIATE MUNICIPAL FUND
         ----------------------------
                             Lehman
                            Brothers
                            Municipal
Date       NAV      MOP    Bond Index
----     ------   ------   ----------
Oct-96   10,000    9,550     10,000
Nov-96   10,169    9,711     10,183
Dec-96   10,130    9,674     10,140
Jan-97   10,160    9,703     10,159
Feb-97   10,218    9,758     10,253
Mar-97   10,113    9,658     10,117
Apr-97   10,162    9,705     10,202
May-97   10,288    9,825     10,355
Jun-97   10,395    9,927     10,465
Jul-97   10,638   10,159     10,755
Aug-97   10,562   10,086     10,654
Sep-97   10,660   10,180     10,781
Oct-97   10,700   10,219     10,850
Nov-97   10,741   10,258     10,914
Dec-97   10,854   10,365     11,073
Jan-98   10,945   10,452     11,187
Feb-98   10,962   10,469     11,191
Mar-98   10,924   10,433     11,201
Apr-98   10,874   10,385     11,150
May-98   11,027   10,531     11,327
Jun-98   11,047   10,550     11,371
Jul-98   11,078   10,579     11,399
Aug-98   11,253   10,747     11,576
Sep-98   11,427   10,913     11,721
Oct-98   11,427   10,913     11,721
Nov-98   11,437   10,922     11,762
Dec-98   11,424   10,910     11,791
Jan-99   11,547   11,028     11,931
Feb-99   11,498   10,980     11,879
Mar-99   11,515   10,997     11,895
Apr-99   11,521   11,002     11,925
May-99   11,464   10,948     11,856
Jun-99   11,311   10,802     11,685
Jul-99   11,375   10,863     11,727
Aug-99   11,363   10,851     11,634
Sep-99   11,401   10,888     11,638
Oct-99   11,301   10,792     11,513
Nov-99   11,406   10,893     11,635
Dec-99   11,330   10,820     11,547
Jan-00   11,326   10,816     11,498
Feb-00   11,430   10,916     11,631
Mar-00   11,605   11,083     11,886
Apr-00   11,555   11,035     11,816
May-00   11,530   11,011     11,754
Jun-00   11,796   11,265     12,066
Jul-00   11,940   11,403     12,233
Aug-00   12,118   11,573     12,422
Sep-00   12,056   11,514     12,357
Oct-00   12,133   11,587     12,492
Nov-00   12,188   11,640     12,587
Dec-00   12,400   11,842     12,898
Jan-01   12,572   12,007     13,025
Feb-01   12,578   12,012     13,067
Mar-01   12,633   12,064     13,185
Apr-01   12,465   11,904     13,042
May-01   12,604   12,037     13,183
Jun-01   12,695   12,124     13,271
Jul-01   12,848   12,269     13,468
Aug-01   13,094   12,505     13,690
Sep-01   13,101   12,511     13,644
Oct-01   13,228   12,633     13,799
Nov-01   13,111   12,521     13,683
Dec-01   12,996   12,411     13,553
Jan-02   13,208   12,614     13,788
Feb-02   13,354   12,754     13,954
Mar-02   13,063   12,476     13,681
Apr-02   13,327   12,728     13,948
May-02   13,457   12,851     14,033
Jun-02   13,547   12,937     14,182
Jul-02   13,736   13,118     14,364
Aug-02   13,926   13,299     14,537
Sep-02   14,252   13,610     14,855
Oct-02   13,903   13,277     14,609
Nov-02   13,940   13,313     14,547
Dec-02   14,201   13,562     14,854
Jan-03   14,063   13,430     14,817
Feb-03   14,239   13,598     15,025
Mar-03   14,240   13,599     15,034
Apr-03   14,354   13,708     15,133
May-03   14,648   13,989     15,487
Jun-03   14,517   13,863     15,420
Jul-03   14,090   13,456     14,881
Aug-03   14,232   13,592     14,992
Sep-03   14,541   13,887     15,433
Oct-03   14,502   13,849     15,356
Nov-03   14,642   13,983     15,515
Dec-03   14,711   14,049     15,644
Jan-04   14,748   14,084     15,733
Feb-04   14,968   14,294     15,971
Mar-04   14,832   14,164     15,915
Apr-04   14,495   13,843     15,538
May-04   14,493   13,841     15,482
Jun-04   14,544   13,890     15,538
Jul-04   14,717   14,055     15,741
Aug-04   14,944   14,271     16,056
Sep-04   14,993   14,318     16,141
Oct-04   15,085   14,406     16,280
Nov-04   14,933   14,261     16,146
Dec-04   15,100   14,421     16,343
Jan-05   15,180   14,497     16,497
Feb-05   15,078   14,400     16,443
Mar-05   14,953   14,280     16,339
Apr-05   15,184   14,500     16,597
May-05   15,266   14,579     16,715
Jun-05   15,333   14,643     16,819
Jul-05   15,207   14,523     16,743
Aug-05   15,359   14,668     16,912
Sep-05   15,259   14,573     16,799
Oct-05   15,161   14,479     16,696
Nov-05   15,243   14,557     16,776
Dec-05   15,362   14,671     16,921
Jan-06   15,419   14,725     16,966
Feb-06   15,486   14,789     17,080
Mar-06   15,360   14,669     16,962
Apr-06   15,346   14,655     16,957
May-06   15,433   14,739     17,033
Jun-06   15,348   14,657     16,969
Jul-06   15,521   14,823     17,171
Aug-06   15,724   15,017     17,425
Sep-06   15,811   15,100     17,547
Oct-06   15,871   15,157     17,657

Performance of other share classes will differ.

See glossary on page 36 for definitions of indices and terms.

(1) Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. For Class C shares, performance for periods prior to inception is hypothetical, based on Class A share returns adjusted for the respective expenses of the share class. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Fund's performance between 1995 and 2003 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.

(2)  Net asset value is not adjusted for sales charge.

(PHOTO OF JOSEPH A. PIRARO)   PORTFOLIO MANAGER
                              Joseph A. Piraro
                              Van Kampen Asset Management

cial and credit conditions continued to improve, leading to a credit upgrade in May by both Moody's and Standard & Poor's to A1 and A+, respectively.

We implemented two general strategies that were the primary drivers of performance by the WM California Insured Intermediate Municipal Fund. First, we sought opportunities to enhance the portfolio's yield while still maintaining a focus on quality bonds. While adhering to the Fund's investment guidelines, we added to holdings of higher-yielding bonds that, in our opinion, offered favorable characteristics, and we decreased exposure to higher-quality, lower-yielding bonds. This strategy proved quite beneficial as strong demand caused lower-rated bonds to outperform higher-rated bonds.

Second, we emphasized the longer end of the yield curve, favoring bonds with maturities of 12 to 15 years. We increased holdings with maturities of 10 to 15 years to 35% and those with maturities of 8 to 9 years to 29% as of the end of the period. This yield-curve positioning served the Fund well as longer-dated issues outperformed shorter-maturity bonds.

In keeping with our focus on higher-yielding securities, we added to the Fund's holdings in tobacco revenue bonds, which have benefited from both strong market demand and a favorable litigation environment. Our decision to increase the Fund's exposure to this sector added to performance as valuations dramatically improved. We also purchased additional land development bonds. The Fund remained well diversified, however, across the major sectors of the municipal market.

FUND CHARACTERISTICS
AS OF OCTOBER 31, 2006

Weighted Average Maturity (years):           6.1
Weighted Average Duration (years):           5.3
Portfolio Turnover (for fiscal year):         22%
Number of Securities:                         73
Expense Ratio
   (Class A shares for fiscal year):        0.86%
Total Net Assets:                         $109.2 million

PORTFOLIO COMPOSITION(4)
As of 10/31/06

                                   (PIE CHART)

              As of      As of
Rating      10/31/06   10/31/05   Change
------      --------   --------   ------
Aaa            86%        92%       -6%
Aa              2%         2%        0%
Baa             9%         5%       +4%
Not Rated       3%         1%       +2%

(3) Returns shown for the index assume reinvestment of all dividends and distributions, and the since-inception return shown for the index is calculated from 3/31/94. Indices are unmanaged, and individuals cannot invest directly in an index.

(4)  May not reflect the current portfolio composition.

Glossary

DEFINITIONS OF INDICES

CITIGROUP BROAD INVESTMENT-GRADE BOND INDEX:

Measures the performance of bonds, including U.S. and non-U.S. corporate securities and non-U.S. sovereign and provincial securities. It includes institutionally traded U.S. Treasury, government-sponsored, mortgage, asset-backed, and investment-grade securities.

CITIGROUP BROAD INVESTMENT-GRADE CREDIT 1-3 YEARS INDEX:

Measures the performance of bonds, including U.S. and non-U.S. corporate securities and non-U.S. sovereign and provincial securities, with maturities between one and three years.

CITIGROUP HIGH YIELD MARKET INDEX:

Measures the performance of below-investment-grade debt issued by corporations domiciled in the U.S. or Canada.

CITIGROUP MORTGAGE INDEX:

Represents the mortgage-backed securities component of Citigroup's Broad Investment-Grade Bond Index. It consists of 30- and 15-year agency-issued (GNMA, FNMA, and FHLMC) pass-through securities as well as FNMA and FHLMC balloon mortgages.

FTSE NAREIT ALL REITS INDEX:

Reflects the aggregate performance of all publicly traded REITs that own, develop, and manage properties.

LEHMAN BROTHERS AGGREGATE BOND INDEX:

A broad-based index intended to represent the U.S. fixed-income market.

LEHMAN BROTHERS MUNICIPAL BOND INDEX:

A total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.

MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) ALL COUNTRY WORLD INDEX (ACWI)
EX-USA:

A float-adjusted market-capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. The index consists of 47 developed and emerging market country indices.

MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX:

A broad-based, capitalization-weighted index of equity markets representing 21 countries in Europe, Australasia, and the Far East.

RUSSELL 1000(R) GROWTH INDEX:

Measures the performance of those Russell 1000(R) Index securities with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 2000(R) GROWTH INDEX:

Measures the performance of those Russell 2000(R) Index securities with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 2000(R) VALUE INDEX:

Measures the performance of those Russell 2000(R) Index securities with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 3000(R) INDEX:

Measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

S&P 500:

A broad-based index intended to represent the U.S. equity market.

S&P 500/CITIGROUP VALUE INDEX:

A float-adjusted market-capitalization-weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 that have been identified as being on the value end of the growth-value spectrum. Until 12/16/05, when Standard & Poor's changed the name of the index and its calculation methodology, the index was called the S&P 500/BARRA Value Index.

S&P MIDCAP 400:

A weighted index of the common stocks of 400 mid-size companies.

DEFINITIONS OF TERMS

BETA:

A quantitative measure of a Fund's historical volatility relative to the overall market (S&P 500). A beta above 1 indicates more volatility than the market, and a beta below 1 indicates less volatility. Results are calculated using three-month rolling returns for Class A shares for the three-year period ended 10/31/06. Source: Lipper, Inc.

BOND RATINGS:

Provided by Moody's Investors Service (Moody's). If an issue is not rated by Moody's, its Standard & Poor's rating or Fitch rating is converted to the equivalent Moody's rating and incorporated (non-rated issues are not classified by these rating services). The ratings represent the company's opinion of the credit quality of securities and are intended to reflect the issuer's ability to pay back principal and interest.

STANDARD DEVIATION:

Measures the historical fluctuation of returns around the arithmetic average return of the investment. The higher the standard deviation (as one measure of risk), the greater the variability of the investment returns. Results are calculated for the three-year period ended 10/31/06, and Fund results are for Class A shares. Sources: Ibbotson Associates and Lipper, Inc.

Expense Information

WM GROUP OF FUNDS

As a shareholder of the REIT Fund, Equity Income Fund, Growth & Income Fund, West Coast Equity Fund, Mid Cap Stock Fund, Growth Fund, Small Cap Value Fund, Small Cap Growth Fund, International Growth Fund, Short Term Income Fund, U.S. Government Securities Fund, Income Fund, High Yield Fund, California Municipal Fund, or California Insured Intermediate Municipal Fund (collectively, the "Funds"), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase of Class A shares, and, if applicable, contingent deferred sales charges on redemption of shares and redemption fees and (2) ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2006 to October 31, 2006.

ACTUAL EXPENSES:

The first section of the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the third column under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses (rather than each Fund's actual rate of return). The hypothetical account values and expenses may not be used to estimate the actual ending balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you compare the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, the cost shown would have been higher.

                                                                            HYPOTHETICAL
                                      ACTUAL EXPENSES                (5% RETURN BEFORE EXPENSES)
                            ----------------------------------   ----------------------------------
                                                     EXPENSES                             EXPENSES
                            BEGINNING    ENDING    PAID DURING   BEGINNING    ENDING    PAID DURING
                             ACCOUNT     ACCOUNT     PERIOD*      ACCOUNT     ACCOUNT     PERIOD*
                              VALUE       VALUE      5/1/06-       VALUE       VALUE      5/1/06-     EXPENSE
                              5/1/06    10/31/06     10/31/06      5/1/06    10/31/06     10/31/06     RATIO
                            ---------   --------   -----------   ---------   --------   -----------   -------
REIT Fund
Class A Shares ..........     $1,000     $1,164       $ 7.05       $1,000     $1,019       $ 6.57      1.29%
Class B Shares ..........      1,000      1,160        11.27        1,000      1,015        10.52      2.07%
Class C Shares ..........      1,000      1,160        11.01        1,000      1,015        10.28      2.02%
Class I Shares ..........      1,000      1,167         4.68        1,000      1,021         4.37      0.86%
Equity Income Fund
Class A Shares ..........     $1,000     $1,052       $ 4.48       $1,000     $1,021       $ 4.41      0.87%
Class B Shares ..........      1,000      1,048         8.89        1,000      1,017         8.75      1.72%
Class C Shares ..........      1,000      1,048         8.48        1,000      1,017         8.35      1.64%
Class I Shares ..........      1,000      1,054         2.80        1,000      1,022         2.76      0.54%
Growth & Income Fund
Class A Shares ..........     $1,000     $1,039       $ 4.44       $1,000     $1,021       $ 4.40      0.86%
Class B Shares ..........      1,000      1,034        10.15        1,000      1,015        10.05      1.98%
Class C Shares ..........      1,000      1,035         9.34        1,000      1,016         9.25      1.82%
Class I Shares ..........      1,000      1,041         2.72        1,000      1,023         2.69      0.53%
West Coast Equity Fund
Class A Shares ..........     $1,000     $1,016       $ 4.29       $1,000     $1,021       $ 4.30      0.84%
Class B Shares ..........      1,000      1,011         9.02        1,000      1,016         9.05      1.78%
Class C Shares ..........      1,000      1,011         8.57        1,000      1,017         8.59      1.69%
Class I Shares ..........      1,000      1,017         2.61        1,000      1,023         2.62      0.51%
Mid Cap Stock Fund
Class A Shares ..........     $1,000     $1,024       $ 5.52       $1,000     $1,020       $ 5.51      1.08%
Class B Shares ..........      1,000      1,018        10.63        1,000      1,015        10.61      2.09%
Class C Shares ..........      1,000      1,019        10.00        1,000      1,015         9.98      1.97%
Class I Shares ..........      1,000      1,025         3.98        1,000      1,021         3.97      0.78%

WM GROUP OF FUNDS

                                                                                  HYPOTHETICAL
                                            ACTUAL EXPENSES                (5% RETURN BEFORE EXPENSES)
                                  ----------------------------------   ----------------------------------
                                                           EXPENSES                             EXPENSES
                                  BEGINNING    ENDING    PAID DURING   BEGINNING    ENDING    PAID DURING
                                   ACCOUNT     ACCOUNT     PERIOD*      ACCOUNT     ACCOUNT     PERIOD*
                                    VALUE       VALUE      5/1/06-       VALUE       VALUE      5/1/06-     EXPENSE
                                    5/1/06    10/31/06     10/31/06      5/1/06    10/31/06     10/31/06     RATIO
                                  ---------   --------   -----------   ---------   --------   -----------   -------
Growth Fund
Class A Shares ................     $1,000     $1,011       $ 6.40       $1,000     $1,019       $ 6.42      1.26%
Class B Shares ................      1,000      1,006        11.87        1,000      1,013        11.92      2.35%
Class C Shares ................      1,000      1,007        10.07        1,000      1,015        10.11      1.99%
Class I Shares ................      1,000      1,014         3.63        1,000      1,022         3.65      0.72%
Small Cap Value Fund
Class A Shares ................     $1,000     $1,038       $ 7.04       $1,000     $1,018       $ 6.97      1.37%
Class B Shares ................      1,000      1,033        12.23        1,000      1,013        12.11      2.39%
Class C Shares ................      1,000      1,035        10.78        1,000      1,015        10.67      2.10%
Class I Shares ................      1,000      1,041         4.62        1,000      1,021         4.57      0.90%
Small Cap Growth Fund
Class A Shares ................     $1,000     $  917       $ 6.69       $1,000     $1,018       $ 7.05      1.39%
Class B Shares ................      1,000        911        12.99        1,000      1,012        13.68      2.70%
Class C Shares ................      1,000        913        11.16        1,000      1,014        11.75      2.32%
Class I Shares ................      1,000        919         4.42        1,000      1,021         4.65      0.91%
International Growth Fund
Class A Shares ................     $1,000     $1,026       $ 6.40       $1,000     $1,019       $ 6.38      1.25%
Class B Shares ................      1,000      1,020        11.56        1,000      1,014        11.52      2.27%
Class C Shares ................      1,000      1,021        10.59        1,000      1,015        10.56      2.08%
Class I Shares ................      1,000      1,027         4.56        1,000      1,021         4.55      0.89%
Short Term Income Fund
Class A Shares ................     $1,000     $1,028       $ 4.82       $1,000     $1,020       $ 4.80      0.94%
Class B Shares ................      1,000      1,024         8.77        1,000      1,017         8.74      1.72%
Class C Shares ................      1,000      1,024         8.61        1,000      1,017         8.58      1.69%
Class I Shares ................      1,000      1,030         2.80        1,000      1,022         2.79      0.55%
U.S. Government Securities Fund
Class A Shares ................     $1,000     $1,039       $ 4.73       $1,000     $1,021       $ 4.69      0.92%
Class B Shares ................      1,000      1,036         8.64        1,000      1,017         8.56      1.68%
Class C Shares ................      1,000      1,035         8.37        1,000      1,017         8.30      1.63%
Class I Shares ................      1,000      1,042         2.65        1,000      1,023         2.62      0.51%
Income Fund
Class A Shares ................     $1,000     $1,043       $ 4.60       $1,000     $1,021       $ 4.55      0.89%
Class B Shares ................      1,000      1,040         8.52        1,000      1,017         8.42      1.66%
Class C Shares ................      1,000      1,040         8.38        1,000      1,017         8.29      1.63%
Class I Shares ................      1,000      1,046         2.68        1,000      1,023         2.65      0.52%
High Yield Fund
Class A Shares ................     $1,000     $1,059       $ 4.66       $1,000     $1,021       $ 4.57      0.90%
Class B Shares ................      1,000      1,055         8.59        1,000      1,017         8.43      1.66%
Class C Shares ................      1,000      1,055         8.52        1,000      1,017         8.36      1.64%
Class I Shares ................      1,000      1,061         2.92        1,000      1,022         2.87      0.56%
California Municipal Fund
Class A Shares ................     $1,000     $1,043       $ 4.34       $1,000     $1,021       $ 4.29      0.84%
Class B Shares ................      1,000      1,039         8.11        1,000      1,017         8.03      1.58%
Class C Shares ................      1,000      1,039         8.11        1,000      1,017         8.03      1.58%
California Insured
   Intermediate Municipal Fund
Class A Shares ................     $1,000     $1,034       $ 4.37       $1,000     $1,021       $ 4.34      0.85%
Class B Shares ................      1,000      1,030         8.27        1,000      1,017         8.22      1.62%
Class C Shares ................      1,000      1,030         8.33        1,000      1,017         8.28      1.63%

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days in the most recent fiscal half-year, divided by 365 days in the year (to reflect the one-half year period).

Financial Statements:
Portfolio of Investments

REIT FUND
October 31, 2006

                                                                              VALUE
   SHARES                                                                    (000S)
------------                                                             --------------
REAL ESTATE INVESTMENT TRUSTS (REITS) - 89.4%
   DIVERSIFIED - 3.0%
     122,200   Vornado Realty Trust** ........................           $       14,572
                                                                         --------------
   HEALTH CARE - 8.8%
     394,300   Health Care Property Investors, Inc.** ........                   12,381
      68,800   Health Care REIT, Inc.** ......................                    2,840
     265,200   Healthcare Realty Trust, Inc.** ...............                   10,741
     463,100   Nationwide Health Properties, Inc.** ..........                   13,309
     262,800   OMEGA Healthcare Investors, Inc. ..............                    4,436
                                                                         --------------
               Total Health Care .............................                   43,707
                                                                         --------------
   HYBRIDS - 2.5%
     270,000   iStar Financial, Inc. .........................                   12,509
                                                                         --------------
INDUSTRIAL/OFFICE - 22.3%
   INDUSTRIAL - 7.5%
     204,600   AMB Property Corporation ......................                   11,951
     115,600   EastGroup Properties, Inc. ....................                    6,153
     303,000   ProLogis ......................................                   19,171
                                                                         --------------
                                                                                 37,275
                                                                         --------------
   MIXED - 1.3%
     156,800   Duke Realty Corporation .......................                    6,281
                                                                         --------------
      OFFICE - 13.5%
     194,500   Alexandria Real Estate Equities, Inc. .........                   19,392
     123,800   Boston Properties, Inc. .......................                   13,225
     366,200   Corporate Office Properties Trust** ...........                   17,501
     141,900   SL Green Realty Corporation** .................                   17,177
                                                                         --------------
                                                                                 67,295
                                                                         --------------
               Total Industrial/Office .......................                  110,851
                                                                         --------------
   LODGING/RESORTS - 7.6%
     559,300   Equity Inns, Inc.** ...........................                    9,385
     209,700   Hospitality Properties Trust ..................                   10,162
     565,400   Host Hotels & Resorts Inc. ....................                   13,038
     435,600   Winston Hotels, Inc. ..........................                    5,271
                                                                         --------------
               Total Lodging/Resorts .........................                   37,856
                                                                         --------------
   MORTGAGE/FINANCIAL - 2.3%
     207,000   Redwood Trust, Inc.** .........................                   11,379
                                                                         --------------
RESIDENTIAL - 11.1%
   APARTMENTS - 11.1%
     101,500   AvalonBay Communities, Inc.** .................                   13,303
     327,900   Equity Residential** ..........................                   17,907
      98,700   Mid-America Apartment Communities, Inc.** .....                    6,282
     541,000   United Dominion Realty Trust, Inc.** ..........                   17,512
                                                                         --------------
               Total Residential .............................                   55,004
                                                                         --------------
RETAIL - 24.1%
   FREESTANDING - 1.6%
     367,800   National Retail Properties, Inc.** ............                    8,265
                                                                         --------------

                                                                              VALUE
   SHARES                                                                    (000S)
------------                                                             --------------
   REGIONAL MALLS - 11.2%
     332,500   General Growth Properties, Inc. ...............           $       17,257
     229,300   Macerich Company ..............................                   18,424
     204,000   Simon Property Group, Inc.** ..................                   19,808
                                                                         --------------
                                                                                 55,489
                                                                         --------------
   SHOPPING CENTERS - 11.3%
     313,000   Developers Diversified Realty Corporation** ...                   19,062
     180,000   Equity One, Inc.** ............................                    4,521
     466,755   Kimco Realty Corporation** ....................                   20,738
     252,600   Weingarten Realty Investors** .................                   11,746
                                                                         --------------
                                                                                 56,067
                                                                         --------------
               Total Retail                                                     119,821
                                                                         --------------
   SELF STORAGE - 1.9%
     103,800   Public Storage, Inc. ..........................                    9,312
                                                                         --------------
   SPECIALTY - 5.8%
     263,200   Entertainment Properties Trust ................                   14,476
     124,500   Global Signal, Inc. ...........................                    6,761
     215,000   Plum Creek Timber Company, Inc. ...............                    7,727
                                                                         --------------
               Total Specialty ...............................                   28,964
                                                                         --------------
               Total REITs
                  (Cost $242,396) ............................                  443,975
                                                                         --------------
COMMON STOCKS - 3.9%
CONSUMER DISCRETIONARY - 0.6%
   CONSUMER DURABLES & APPAREL - 0.6%
     127,566   D.R. Horton, Inc. .............................                    2,989
                                                                         --------------
FINANCIALS - 3.3%
   BANKS - 1.5%
     202,400   Countrywide Financial Corporation .............                    7,715
                                                                         --------------
   INSURANCE - 1.8%
     406,747   Fidelity National Title Group, Inc., Class A**                     8,953
                                                                         --------------
               Total Financials ..............................                   16,668
                                                                         --------------
               Total Common Stocks
                  (Cost $17,576) .............................                   19,657
                                                                         --------------
CANADIAN INCOME TRUSTS - 1.6%
   ENERGY - 1.6%
      98,300   Enerplus Resources Fund (F)** .................                    5,337
      87,100   Harvest Energy Trust (F) ......................                    2,556
                                                                         --------------
               Total Canadian Income Trusts
                  (Cost $6,734) ..............................                    7,893
                                                                         --------------
PREFERRED REAL ESTATE INVESTMENT
   TRUST (REIT) - 0.5%
   (Cost $2,613)
     115,100   Mills Corporation, Series E ...................                    2,450
                                                                         --------------

                       See Notes to Financial Statements.

REIT FUND
October 31, 2006

  PRINCIPAL
   AMOUNT                                                                     VALUE
   (000S)                                                                    (000S)
------------                                                             --------------
REPURCHASE AGREEMENT - 2.5%
   (Cost $12,486)
$     12,486   Agreement with Morgan Stanley, 5.270% dated
                  10/31/2006, to be repurchased at $12,488,000
                  on 11/01/2006 (collateralized by U.S.
                  Treasury Note, 2.000% due 01/15/2016, market
                  value $12,904,000) .........................           $       12,486
                                                                         --------------
SHORT-TERM INVESTMENT - 18.3%
   (Cost $90,868)
      90,868   Mellon GSL DBT II
                  Collateral Fund+ ...........................                   90,868
                                                                         --------------
TOTAL INVESTMENTS (Cost $372,673*) ...........................   116.2%         577,329
OTHER ASSETS (LIABILITIES) (NET) .............................   (16.2)         (80,527)
                                                                 -----   --------------
NET ASSETS ...................................................   100.0%  $      496,802
                                                                 =====   ==============

----------
*    Aggregate cost for federal tax purposes is $372,677.

** Some or all of these securities are on loan at October 31, 2006, and have an aggregate market value of $86,903,000 representing 17.5% of the total net assets of the Fund (collateral value $90,868,000). (See Note 7 to Financial Statements.)

+    Represents investment purchased with cash collateral for securities loaned.

                               GLOSSARY OF TERMS

(F) -- Foreign Shares

                       See Notes to Financial Statements.

Portfolio of Investments

EQUITY INCOME FUND
October 31, 2006

                                                                              VALUE
   SHARES                                                                    (000S)
------------                                                             --------------
COMMON STOCKS - 91.2%
CONSUMER DISCRETIONARY - 8.9%
   AUTOMOBILES & COMPONENTS - 0.2%
      69,900   Johnson Controls, Inc. ........................           $        5,700
                                                                         --------------
   CONSUMER DURABLES & APPAREL - 0.9%
     100,000   Black & Decker Corporation** ..................                    8,388
     283,000   NIKE Inc., Class B ............................                   26,002
                                                                         --------------
                                                                                 34,390
                                                                         --------------
   CONSUMER SERVICES - 1.4%
     985,500   Hilton Hotels Corporation. ....................                   28,501
     612,100   McDonald's Corporation** ......................                   25,659
                                                                         --------------
                                                                                 54,160
                                                                         --------------
   MEDIA - 3.8%
     317,500   CBS Corporation, Class B ......................                    9,189
     386,800   Clear Channel Communications, Inc. ............                   13,480
   1,038,700   McGraw-Hill Companies, Inc. ...................                   66,653
     432,600   News Corporation, Class B. ....................                    9,405
   1,434,100   Time Warner, Inc. .............................                   28,696
     524,400   Tribune Company** .............................                   17,478
                                                                         --------------
                                                                                144,901
                                                                         --------------
   RETAILING - 2.6%
     622,300   Lowe's Companies, Inc. ........................                   18,756
     722,000   Nordstrom, Inc.** .............................                   34,187
     779,000   Target Corporation ............................                   46,101
                                                                         --------------
                                                                                 99,044
                                                                         --------------
               Total Consumer Discretionary ..................                  338,195
                                                                         --------------
CONSUMER STAPLES - 5.7%
   FOOD & STAPLES RETAILING - 0.7%
     759,400   Sysco Corporation .............................                   26,564
                                                                         --------------
   FOOD, BEVERAGE & TOBACCO - 3.6%
     544,400   Altria Group, Inc. ............................                   44,276
     119,100   Anheuser-Busch Companies, Inc. ................                    5,648
      89,900   Cadbury Schweppes PLC, Sponsored ADR ..........                    3,649
     399,500   Coca-Cola Company .............................                   18,665
     396,300   Diageo PLC, Sponsored ADR .....................                   29,512
     694,300   SABMiller PLC, Sponsored ADR** ................                   13,427
     402,000   Wm. Wrigley Jr. Company .......................                   20,884
                                                                         --------------
                                                                                136,061
                                                                         --------------
   HOUSEHOLD & PERSONAL PRODUCTS - 1.4%
     653,800   Colgate-Palmolive Company .....................                   41,824
     167,400   Kimberly-Clark Corporation** ..................                   11,135
                                                                         --------------
                                                                                 52,959
                                                                         --------------
               Total Consumer Staples ........................                  215,584
                                                                         --------------
ENERGY - 7.6%
     433,000   Baker Hughes Inc.** ...........................                   29,899
     544,300   Chevron Corporation ...........................                   36,577

                                                                              VALUE
   SHARES                                                                    (000S)
------------                                                             --------------
     736,700   Devon Energy Corporation ......................           $       49,241
     149,400   Enterprise Products Partners LP** .............                    4,105
     566,800   ExxonMobil Corporation** ......................                   40,481
     150,000   Hess Corporation ..............................                    6,360
     237,700   Kinder Morgan Energy Partners LP** ............                   10,601
     224,600   Kinder Morgan, Inc. ...........................                   23,605
     386,400   Marathon Oil Corporation ......................                   33,385
     307,700   Schlumberger Ltd.** ...........................                   19,410
     462,700   Williams Companies, Inc. ......................                   11,304
     439,000   XTO Energy, Inc. ..............................                   20,484
                                                                         --------------
               Total Energy ..................................                  285,452
                                                                         --------------
FINANCIALS - 27.1%
   BANKS - 6.3%
     901,096   Bank of America Corporation ...................                   48,542
   1,024,700   Countrywide Financial Corporation** ...........                   39,062
     764,300   Mellon Financial Corporation** ................                   29,655
     398,000   North Fork Bancorporation, Inc. ...............                   11,375
     281,900   PNC Financial Services Group, Inc. ............                   19,741
     213,400   SunTrust Banks, Inc.** ........................                   16,856
     560,000   U.S. Bancorp ..................................                   18,950
   1,488,000   Wells Fargo & Company** .......................                   54,000
                                                                         --------------
                                                                                238,181
                                                                         --------------
   DIVERSIFIED FINANCIALS - 12.2%
     147,700   AllianceBernstein Holding LP** ................                   11,476
     180,000   Ameriprise Financial, Inc.** ..................                    9,270
     545,400   Bank of New York Company, Inc.** ..............                   18,746
   1,035,333   Citigroup, Inc. ...............................                   51,932
     506,800   Franklin Resources, Inc. ......................                   57,755
     310,000   Freddie Mac ...................................                   21,387
     270,600   Goldman Sachs Group, Inc.** ...................                   51,357
     717,500   ING Groep N.V., Sponsored ADR .................                   31,807
   1,117,100   JPMorgan Chase & Company ......................                   52,995
     265,000   Legg Mason, Inc.** ............................                   23,855
     407,900   Lehman Brothers Holdings Inc. .................                   31,751
     603,200   Morgan Stanley** ..............................                   46,103
     622,600   T. Rowe Price Group, Inc.** ...................                   29,455
     395,700   UBS AG ........................................                   23,679
                                                                         --------------
                                                                                461,568
                                                                         --------------
  INSURANCE - 8.6%
     986,000   ACE Ltd.** ....................................                   56,449
     280,900   AFLAC, Inc.** .................................                   12,618
     505,900   Allstate Corporation ..........................                   31,042
     370,600   Chubb Corporation .............................                   19,697
     750,000   Fidelity National Financial, Inc. .............                   16,725
     785,799   Fidelity National Title Group, Inc., Class A ..                   17,296
     395,100   Hartford Financial Services Group, Inc.** .....                   34,441
     444,100   HCC Insurance Holdings, Inc.** ................                   14,948
     240,200   Lincoln National Corporation ..................                   15,207
     506,700   Loews Corporation .............................                   19,721
     411,000   Marsh & McLennan Companies, Inc.** ............                   12,100
     674,100   MetLife, Inc.** ...............................                   38,511

                       See Notes to Financial Statements.

EQUITY INCOME FUND
October 31, 2006

                                                                              VALUE
   SHARES                                                                    (000S)
------------                                                             --------------
COMMON STOCKS (CONTINUED)
FINANCIALS (CONTINUED)
   INSURANCE (CONTINUED)
     330,300   Prudential Financial, Inc.** ..................           $       25,410
     590,000   UnumProvident Corporation** ...................                   11,670
                                                                         --------------
                                                                                325,835
                                                                         --------------
               Total Financials ..............................                1,025,584
                                                                         --------------
HEALTH CARE - 8.9%
   HEALTH CARE EQUIPMENT & SERVICES - 3.0%
     375,000   Becton, Dickinson & Company ...................                   26,261
     202,500   Caremark Rx, Inc. .............................                    9,969
     776,300   Medtronic, Inc.** .............................                   37,790
     768,100   UnitedHealth Group Inc. .......................                   37,468
                                                                         --------------
                                                                                111,488
                                                                         --------------
   PHARMACEUTICALS & BIOTECHNOLOGY - 5.9%
     570,600   Abbott Laboratories ...........................                   27,109
     285,300   Eli Lilly & Company ...........................                   15,980
     375,600   GlaxoSmithKline PLC, Sponsored ADR ............                   20,001
     510,000   Johnson & Johnson .............................                   34,374
   1,158,000   Pfizer Inc. ...................................                   30,861
     253,300   Roche Holding Ltd., Sponsored ADR .............                   22,166
     200,900   Sanofi-Aventis, ADR ...........................                    8,576
     896,700   Schering-Plough Corporation ...................                   19,853
     866,500   Wyeth+ ........................................                   44,218
                                                                         --------------
                                                                                223,138
                                                                         --------------
               Total Health Care .............................                  334,626
                                                                         --------------
INDUSTRIALS - 10.6%
   CAPITAL GOODS - 8.2%
     491,800   3M Company** ..................................                   38,774
     482,600   Boeing Company ................................                   38,541
     468,900   Caterpillar, Inc. .............................                   28,467
     349,900   Dover Corporation .............................                   16,620
     413,600   Emerson Electric Company** ....................                   34,908
     129,800   General Dynamics Corporation ..................                    9,229
     966,200   General Electric Company ......................                   33,923
     438,400   Honeywell International, Inc. .................                   18,465
     793,400   ITT Industries, Inc. ..........................                   43,153
     323,900   L-3 Communications Holdings, Inc. .............                   26,080
     259,600   Siemens AG, Sponsored ADR** ...................                   23,315
                                                                         --------------
                                                                                311,475
                                                                         --------------
   COMMERCIAL SERVICES & SUPPLIES - 0.6%
     555,000    Waste Management, Inc. .......................                   20,801
                                                                         --------------
   TRANSPORTATION - 1.8%
     257,400   Burlington Northern Santa Fe Corporation ......                   19,956
     258,900   CSX Corporation ...............................                    9,235
     251,900   FedEx Corporation** ...........................                   28,853
     210,900   Norfolk Southern Corporation  .................                   11,087
                                                                         --------------
                                                                                 69,131
                                                                         --------------
               Total Industrials  ............................                  401,407
                                                                         --------------

                                                                              VALUE
   SHARES                                                                    (000S)
------------                                                             --------------
INFORMATION TECHNOLOGY - 11.8%
   COMMUNICATIONS EQUIPMENT - 1.8%
   1,238,900   Cisco Systems, Inc.+ ..........................           $       29,895
   1,924,100   Nokia Oyj, Sponsored ADR** ....................                   38,251
                                                                         --------------
                                                                                 68,146
                                                                         --------------
   COMPUTERS & PERIPHERALS - 2.3%
     260,000   Apple Computer, Inc.+ .........................                   21,081
     805,000   Hewlett-Packard Company .......................                   31,185
     373,900   International Business Machines Corporation ...                   34,522
                                                                         --------------
                                                                                 86,788
                                                                         --------------
   INTERNET SOFTWARE & SERVICES - 0.5%
     774,100   Yahoo! Inc.+** ................................                   20,390
                                                                         --------------
   IT SERVICES - 1.1%
     812,600   Automatic Data Processing, Inc. ...............                   40,175
                                                                         --------------
   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.4%
   2,311,700   Applied Materials, Inc.** .....................                   40,201
   2,008,800   Intel Corporation .............................                   42,868
     398,200   Linear Technology Corporation** ...............                   12,392
     765,000   Microchip Technology, Inc.** ..................                   25,191
      40,800   Samsung Electronics Company Ltd., GDR++ .......                   13,229
   1,050,000   Texas Instruments, Inc.** .....................                   31,689
                                                                         --------------
                                                                                165,570
                                                                         --------------
   SOFTWARE - 1.7%
   2,229,100   Microsoft Corporation .........................                   63,997
                                                                         --------------
               Total Information Technology ..................                  445,066
                                                                         --------------
   MATERIALS - 2.2%
     226,000   Allegheny Technologies, Inc. ..................                   17,793
     441,100   Anglo American PLC, Unsponsored ADR ...........                   10,004
     424,100   International Paper Company** .................                   14,144
      97,900   Phelps Dodge Corporation ......................                    9,827
     284,400   Vulcan Materials Company** ....................                   23,173
     156,900   Weyerhaeuser Company** ........................                    9,977
                                                                         --------------
               Total Materials ...............................                   84,918
                                                                         --------------
   TELECOMMUNICATION SERVICES - 6.6%
     342,900   Alltel Corporation ............................                   18,280
   1,606,800   AT&T Inc.** ...................................                   55,033
     407,400   BellSouth Corporation** .......................                   18,374
     200,100   Deutsche Telekom AG, Sponsored ADR ............                    3,482
     153,800   Embarq Corporation ............................                    7,436
     239,400   France Telecom SA, Sponsored ADR ..............                    6,249
   1,211,400   Sprint Nextel Corporation .....................                   22,641
   1,596,900   Verizon Communications Inc. ...................                   59,085
     945,962   Vodafone Group PLC, Sponsored ADR .............                   24,453
   2,555,984   Windstream Corporation** ......................                   35,068
                                                                         --------------
               Total Telecommunication Services ..............                  250,101
                                                                         --------------

                       See Notes to Financial Statements.

EQUITY INCOME FUND
October 31, 2006

                                                                              VALUE
   SHARES                                                                    (000S)
------------                                                             --------------
COMMON STOCKS (CONTINUED)
   UTILITIES - 1.8%
     637,900   FPL Group, Inc.** .............................           $       32,533
     403,900   Progress Energy, Inc.** .......................                   18,579
     785,000   Xcel Energy, Inc.** ...........................                   17,325
                                                                         --------------
               Total Utilities ...............................                   68,437
                                                                         --------------
               Total Common Stocks
                  (Cost $2,897,086) ..........................                3,449,370
                                                                         --------------
REAL ESTATE INVESTMENT TRUSTS (REITS) - 4.5%
     208,100   AMB Property Corporation ......................                   12,155
     147,900   Archstone-Smith Trust** .......................                    8,905
     110,900   Brookfield Properties Corporation .............                    4,202
     123,400   Developers Diversified Realty Corporation .....                    7,515
     131,000   Duke Realty Corporation .......................                    5,248
     398,000   Equity Residential** ..........................                   21,735
     119,600   General Growth Properties, Inc.** .............                    6,207
     275,400   Health Care Property Investors, Inc.** ........                    8,648
     657,500   Host Hotels & Resorts Inc.** ..................                   15,162
     177,100   Kimco Realty Corporation** ....................                    7,868
      81,000   Macerich Company ..............................                    6,508
     285,000   Plum Creek Timber Company, Inc. ...............                   10,243
     421,300   ProLogis ......................................                   26,656
     124,100   Public Storage, Inc. ..........................                   11,133
      62,800   Simon Property Group, Inc.** ..................                    6,098
     102,000   Vornado Realty Trust** ........................                   12,163
                                                                         --------------
               Total REITs
                  (Cost $101,573) ............................                  170,446
                                                                         --------------

  PRINCIPAL
   AMOUNT
   (000S)
------------
CONVERTIBLE BONDS AND NOTES - 0.3%
   (Cost $11,509)
$     11,650   Echostar Communications, Conv. Sub. Note,
                  5.750% due 05/15/2008 ......................                   11,810
                                                                         --------------

  PRINCIPAL
   AMOUNT                                                                     VALUE
   (000S)                                                                    (000S)
------------                                                             --------------
FIXED-INCOME SECURITIES - 1.6%
   U.S. TREASURY NOTES - 1.2%
$     15,000   4.250% due 11/15/2014 .........................           $       14,657
      30,000   3.000% due 12/31/2006 .........................                   29,894
                                                                         --------------
               Total U.S. Treasury Notes
                  (Cost $44,986) .............................                   44,551
                                                                         --------------
   CORPORATE BONDS AND NOTES - 0.4%
       1,250   American Home Products Corporation, Deb.,
                  7.250% due 03/01/2023 ......................                    1,436
       4,000   ERAC USA Finance Company, Note,
                  7.350% due 06/15/2008++ ....................                    4,121
         500   Merrill Lynch & Company, Inc., Note,
                  6.375% due 10/15/2008 ......................                      511
       4,000   TELUS Corporation, Note,
                  8.000% due 06/01/2011 ......................                    4,416
       2,000   Texas-New Mexico Power Company, Sr. Note,
                 6.250% due 01/15/2009 .......................                    2,036
       1,000   Westinghouse Electric Corporation, Deb.,
                  7.875% due 09/01/2023 ......................                    1,107
                                                                         --------------
               Total Corporate Bonds and Notes
                  (Cost $12,837) .............................                   13,627
                                                                         --------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 0.0%
   FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 0.0%
         209   6.500% due 09/01/2030 .........................                      214
          93   7.000% due 09/01/2030 .........................                       96
                                                                         --------------
               Total U.S. Government Agency Mortgage-Backed
                  Securities
                  (Cost $294) ................................                      310
                                                                         --------------
   COLLATERALIZED MORTGAGE OBLIGATION (CMO) - 0.0%
      (Cost $245)
         245   Reilly Mortgage FHA, Series 1982, (Partial
                  default),
                  7.430% due 08/01/2022 ......................                      245##
                                                                         --------------
               Total Fixed-Income Securities
                  (Cost $58,362) .............................                   58,733
                                                                         --------------

   SHARES
------------
WARRANT - 0.0%
   (Cost $0)
       4,500   V2 Music Holdings PLC,
                  Expires 05/07/2008+,++                                              0
                                                                         --------------

                       See Notes to Financial Statements.

EQUITY INCOME FUND
October 31, 2006

  PRINCIPAL
   AMOUNT                                                                     VALUE
   (000S)                                                                    (000S)
------------                                                             --------------
REPURCHASE AGREEMENT - 1.3%
   (Cost $50,402)
$     50,402   Agreement with Morgan Stanley, 5.270% dated
                  10/31/2006, to be repurchased at $50,409,000
                  on 11/01/2006 (collateralized by
                  U.S. Treasury Note, 2.000% due 01/15/2016,
                  market value $52,087,000) ..................           $       50,402
                                                                         --------------
SHORT-TERM INVESTMENT - 8.5%
   (Cost $320,757)
     320,757   Mellon GSL DBT II
                  Collateral Fund+++ .........................                  320,757
                                                                         --------------
TOTAL INVESTMENTS (Cost $3,439,689*) .........................   107.4%       4,061,518
OTHER ASSETS (LIABILITIES) (NET) .............................    (7.4)        (278,141)
                                                                 -----   --------------
NET ASSETS ...................................................   100.0%  $    3,783,377
                                                                 =====   ==============

----------
*    Aggregate cost for federal tax purposes is $3,440,196.

** Some or all of these securities are on loan at October 31, 2006, and have an aggregate market value of $311,770,000 representing 8.2% of the total net assets of the Fund (collateral value $320,757,000). (See Note 7 to Financial Statements.)

+    Non-income producing security.

++ Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933, as amended.

+++  Represents investment purchased with cash collateral for securities loaned.

## Represents fair value as determined in good faith under the direction of the Board of Trustees.

                                GLOSSARY OF TERMS

ADR -- Depositary Receipt
FHA -- Federal Housing Authority
GDR -- Global Depositary Receipt

                       See Notes to Financial Statements.

Portfolio of Investments

GROWTH & INCOME FUND
October 31, 2006

                                                                              VALUE
   SHARES                                                                    (000S)
------------                                                             --------------
COMMON STOCKS - 97.4%
CONSUMER DISCRETIONARY - 6.4%
   CONSUMER SERVICES - 1.8%
     882,000   Carnival Corporation** ........................           $       43,059
                                                                         --------------
   MEDIA - 3.1%
     593,500   CBS Corporation, Class B ......................                   17,176
     858,999   Comcast Corporation, Class A+** ...............                   34,936
     514,500   Viacom Inc., Class B+ .........................                   20,024
                                                                         --------------
                                                                                 72,136
                                                                         --------------
   RETAILING - 1.5%
     484,000   Kohl's Corporation+ ...........................                   34,170
                                                                         --------------
               Total Consumer Discretionary ..................                  149,365
                                                                         --------------
CONSUMER STAPLES - 9.9%
   FOOD & STAPLES RETAILING - 3.5%
     512,000   Costco Wholesale Corporation ..................                   27,331
     758,800   Kroger Company** ..............................                   17,065
     748,000   Wal-Mart Stores, Inc. .........................                   36,861
                                                                         --------------
                                                                                 81,257
                                                                         --------------
   FOOD, BEVERAGE & TOBACCO - 4.2%
     290,000   Altria Group, Inc. ............................                   23,586
     510,100   Hershey Company** .............................                   26,989
     753,000   PepsiCo, Inc. .................................                   47,770
                                                                         --------------
                                                                                 98,345
                                                                         --------------
   HOUSEHOLD & PERSONAL PRODUCTS - 2.2%
     796,000   Procter & Gamble Company ......................                   50,459
                                                                         --------------
               Total Consumer Staples ........................                  230,061
                                                                         --------------
   ENERGY - 11.7%
     617,000   BP PLC, Sponsored ADR .........................                   41,401
     420,000   ENSCO International, Inc.** ...................                   20,567
      77,000   EOG Resources, Inc. ...........................                    5,123
     852,000   ExxonMobil Corporation ........................                   60,850
     860,000   GlobalSantaFe Corporation .....................                   44,634
     216,000   Kinder Morgan, Inc. ...........................                   22,702
     445,700   National Oilwell Varco, Inc.+** ...............                   26,920
     806,000   Schlumberger Ltd. .............................                   50,842
                                                                         --------------
               Total Energy ..................................                  273,039
                                                                         --------------
FINANCIALS - 22.2%
   BANKS - 5.9%
     867,000   Bank of America Corporation ...................                   46,705
     764,000   Wachovia Corporation** ........................                   42,402
   1,322,000   Wells Fargo & Company** .......................                   47,976
                                                                         --------------
                                                                                137,083
                                                                         --------------
   DIVERSIFIED FINANCIALS - 7.9%
   1,135,000   Citigroup, Inc. ...............................                   56,931
     719,000   Freddie Mac ...................................                   49,604
   1,187,000   JPMorgan Chase & Company ......................                   56,311

                                                                              VALUE
   SHARES                                                                     (000S)
------------                                                             --------------
     993,000   Western Union Company+ ........................           $       21,896
                                                                         --------------
                                                                                184,742
                                                                         --------------
   INSURANCE - 8.4%
     883,800   ACE Ltd. ......................................                   50,597
     429,000   AFLAC, Inc.** .................................                   19,271
     819,000   Allstate Corporation ..........................                   50,254
     594,000   American International Group, Inc. ............                   39,899
     319,000   Fidelity National Financial, Inc.** ...........                    7,114
     334,226   Fidelity National Title Group, Inc.,
                  Class A ....................................                    7,356
     231,000   Hartford Financial Services Group, Inc. .......                   20,136
                                                                         --------------
                                                                                194,627
                                                                         --------------
               Total Financials ..............................                  516,452
                                                                         --------------
HEALTH CARE - 10.2%
   HEALTH CARE EQUIPMENT & SERVICES - 5.4%
     522,000   Baxter International Inc. .....................                   23,996
     172,000   Becton, Dickinson & Company** .................                   12,045
     560,000   Cardinal Health, Inc. .........................                   36,652
     480,000   Medtronic, Inc.** .............................                   23,367
     232,000   UnitedHealth Group Inc. .......................                   11,317
     263,000   WellPoint Inc.+** .............................                   20,072
                                                                         --------------
                                                                                127,449
                                                                         --------------
   PHARMACEUTICALS & BIOTECHNOLOGY - 4.8%
     208,000   Eli Lilly & Company ...........................                   11,650
     435,000   Johnson & Johnson .............................                   29,319
     935,000   Pfizer Inc. ...................................                   24,918
   1,375,000   Teva Pharmaceutical Industries Ltd.,
                  Sponsored ADR** ............................                   45,334
                                                                         --------------
                                                                                111,221
                                                                         --------------
               Total Health Care .............................                  238,670
                                                                         --------------
INDUSTRIALS - 13.8%
   CAPITAL GOODS - 11.8%
     534,000   Boeing Company ................................                   42,645
     577,000   Caterpillar, Inc. .............................                   35,030
   1,572,000   General Electric Company** ....................                   55,193
   1,327,000   Honeywell International, Inc.** ...............                   55,893
     316,000   Lockheed Martin Corporation ...................                   27,470
     319,900   Rockwell Automation, Inc. .....................                   19,834
   1,274,000   Tyco International Ltd. .......................                   37,494
                                                                         --------------
                                                                                273,559
                                                                         --------------
   COMMERCIAL SERVICES & SUPPLIES - 0.5%
     329,000   Waste Management, Inc. ........................                   12,331
                                                                         --------------
   TRANSPORTATION - 1.5%
   1,213,700   AMR Corporation+** ............................                   34,396
                                                                         --------------
               Total Industrials .............................                  320,286
                                                                         --------------

                       See Notes to Financial Statements.

GROWTH & INCOME FUND
October 31, 2006

                                                                              VALUE
   SHARES                                                                    (000S)
------------                                                             --------------
COMMON STOCKS (CONTINUED)
INFORMATION TECHNOLOGY - 15.3%
   COMMUNICATIONS EQUIPMENT - 4.6%
     713,000   Cisco Systems, Inc.+ ..........................           $       17,205
   1,813,000   Motorola, Inc. ................................                   41,808
   1,307,000   Nokia Oyj, Sponsored ADR ......................                   25,983
     590,000   QUALCOMM, Inc.** ..............................                   21,470
                                                                         --------------
                                                                                106,466
                                                                         --------------
   COMPUTERS & PERIPHERALS - 4.5%
     180,000   Apple Computer, Inc.+ .........................                   14,594
   1,268,000   Hewlett-Packard Company .......................                   49,122
     429,000   International Business Machines Corporation....                   39,610
                                                                         --------------
                                                                                103,326
                                                                         --------------
   IT SERVICES - 1.0%
     993,000   First Data Corporation ........................                   24,080
                                                                         --------------
   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.8%
     583,100   Microchip Technology, Inc.** ..................                   19,202
                                                                         --------------
   SOFTWARE - 4.4%
     709,000   Adobe Systems, Inc.+ ..........................                   27,119
     949,300   Autodesk, Inc.+** .............................                   34,887
   1,395,000   Microsoft Corporation .........................                   40,050
                                                                         --------------
                                                                                102,056
                                                                         --------------
               Total Information Technology ..................                  355,130
                                                                         --------------
   MATERIALS - 2.0%
   1,231,000   Alcoa Inc. ....................................                   35,588
     525,000   Anglo American PLC, Unsponsored ADR ...........                   11,907
                                                                         --------------
               Total Materials ...............................                   47,495
                                                                         --------------
   TELECOMMUNICATION SERVICES - 2.7%
   1,067,000   AT&T Inc.** ...................................                   36,545
     684,000   Verizon Communications Inc. ...................                   25,308
                                                                         --------------
               Total Telecommunication Services ..............                   61,853
                                                                         --------------
   UTILITIES - 3.2%
     874,000   FPL Group, Inc.** .............................                   44,574
     616,000   Pinnacle West Capital Corporation** ...........                   29,451
                                                                         --------------
               Total Utilities ...............................                   74,025
                                                                         --------------
               Total Common Stocks
                  (Cost $1,618,027) ..........................                2,266,376
                                                                         --------------

  PRINCIPAL
   AMOUNT                                                                     VALUE
   (000S)                                                                    (000S)
------------                                                             --------------
REPURCHASE AGREEMENT - 2.5%
   (Cost $57,444)
$     57,444   Agreement with Morgan Stanley, 5.270% dated
                  10/31/2006, to be repurchased at $57,452,000
                  on 11/01/2006 (collateralized by U.S.
                  Treasury Note, 2.000% due 01/15/2016, market
                  value $59,365,000) .........................           $       57,444
                                                                         --------------
SHORT-TERM INVESTMENT - 5.2%
   (Cost $121,798)
     121,798   Mellon GSL DBT II
                  Collateral Fund++ ..........................                  121,798
                                                                         --------------
TOTAL INVESTMENTS (Cost $1,797,269*) ......................      105.1%       2,445,618
OTHER ASSETS (LIABILITIES) (NET) ..........................       (5.1)        (117,587)
                                                                 -----   --------------
NET ASSEST ................................................      100.0%  $    2,328,031
                                                                 =====   ==============

----------
*    Aggregate cost for federal tax purposes is $1,805,560.

** Some or all of these securities are on loan at October 31, 2006, and have an aggregate market value of $117,204,000 representing 5.0% of the total net assets of the Fund (collateral value $121,798,000). (See Note 7 to Financial Statements.)

+    Non-income producing security.

++   Represents investment purchased with cash collateral for securities loaned.

                                GLOSSARY OF TERMS

ADR -- American Depositary Receipt

                       See Notes to Financial Statements.

Portfolio of Investments

WEST COAST EQUITY FUND
October 31, 2006

                                                                              VALUE
   SHARES                                                                    (000S)
------------                                                             --------------
COMMON STOCKS - 94.4%
CONSUMER DISCRETIONARY - 10.7%
   AUTOMOBILES & COMPONENTS - 1.6%
     812,000   Monaco Coach Corporation** ....................           $        9,695
     183,700   Toyota Motor Corporation,
                  Sponsored ADR ..............................                   21,677
                                                                         --------------
                                                                                 31,372
                                                                         --------------
   CONSUMER DURABLES & APPAREL - 1.8%
     113,350   Columbia Sportswear Company** .................                    6,329
     102,800   KB Home** .....................................                    4,620
     131,500   Mattel, Inc. ..................................                    2,976
     213,700   NIKE Inc., Class B** ..........................                   19,635
                                                                         --------------
                                                                                 33,560
                                                                         --------------
   CONSUMER SERVICES - 3.9%
     182,415   Ambassadors Group, Inc.** .....................                    4,996
     730,500   Hilton Hotels Corporation .....................                   21,126
   1,227,885   Red Lion Hotels Corporation+*** ...............                   14,673
     895,200   Starbucks Corporation+** ......................                   33,794
                                                                         --------------
                                                                                 74,589
                                                                         --------------
   MEDIA - 2.4%
     256,900   Getty Images, Inc.+** .........................                   11,126
     241,851   McClatchy Company, Class A** ..................                   10,484
     117,800   Univision Communications Inc., Class A+** .....                    4,130
     650,910   Walt Disney Company ...........................                   20,478
                                                                         --------------
                                                                                 46,218
                                                                         --------------
   RETAILING - 1.0%
     154,500   Blue Nile, Inc.+** ............................                    5,903
     166,150   Building Materials Holding Corporation** ......                    4,330
     198,200   Nordstrom, Inc.** .............................                    9,385
                                                                         --------------
                                                                                 19,618
                                                                         --------------
               Total Consumer Discretionary ..................                  205,357
                                                                         --------------
CONSUMER STAPLES - 6.5%
   FOOD & STAPLES RETAILING - 2.1%
     598,340   Costco Wholesale Corporation ..................                   31,939
     332,800   Kroger Company** ..............................                    7,485
                                                                         --------------
                                                                                 39,424
                                                                         --------------
   FOOD, BEVERAGE & TOBACCO - 1.2%
     107,200   Archer Daniels Midland Company ................                    4,127
     303,300   PepsiCo, Inc. .................................                   19,242
                                                                         --------------
                                                                                 23,369
                                                                         --------------
   HOUSEHOLD & PERSONAL PRODUCTS - 3.2%
     162,300   Central Garden & Pet Company+ .................                    8,110
     306,430   Clorox Company ................................                   19,783
     106,000   Colgate-Palmolive Company .....................                    6,781
     186,000   Estee Lauder Companies Inc., Class A** ........                    7,513
     301,600   Procter & Gamble Company ......................                   19,118
                                                                         --------------
                                                                                 61,305
                                                                         --------------
               Total Consumer Staples ........................                  124,098
                                                                         --------------

                                                                              VALUE
   SHARES                                                                    (000S)
------------                                                             --------------
   ENERGY - 7.0%
     194,000   Apache Corporation** ..........................           $       12,672
     417,700   Berry Petroleum Company, Class A** ............                   12,468
      48,600   CARBO Ceramics Inc.** .........................                    1,638
     637,726   Chevron Corporation ...........................                   42,855
     172,000   ExxonMobil Corporation ........................                   12,284
     890,700   Nabors Industries Ltd. (F)+** .................                   27,505
     526,900   Occidental Petroleum Corporation ..............                   24,733
                                                                         --------------
               Total Energy ..................................                  134,155
                                                                         --------------
FINANCIALS - 16.9%
   BANKS - 10.5%
     152,000   Bank of America Corporation ...................                    8,188
     278,300   Banner Corporation ............................                   12,095
     191,100   City National Corporation .....................                   12,720
     426,300   Countrywide Financial Corporation** ...........                   16,250
     518,700   East West Bancorp, Inc. .......................                   18,938
     320,000   Greater Bay Bancorp ...........................                    8,240
      92,833   Pacific Capital Bancorp** .....................                    2,855
     733,500   U.S. Bancorp ..................................                   24,822
     207,000   UCBH Holdings, Inc.** .........................                    3,548
     146,000   UnionBanCal Corporation .......................                    8,407
      82,140   United PanAm Financial Corporation+ ...........                    1,068
     932,255   Washington Federal, Inc.** ....................                   21,666
   1,701,332   Wells Fargo & Company .........................                   61,741
                                                                         --------------
                                                                                200,538
                                                                         --------------
   DIVERSIFIED FINANCIALS - 4.9%
   1,531,100   Charles Schwab Corporation ....................                   27,897
     489,700   Citigroup, Inc. ...............................                   24,563
     335,000   Franklin Resources, Inc. ......................                   38,177
      49,132   Piper Jaffray Companies, Inc.+** ..............                    3,397
                                                                         --------------
                                                                                 94,034
                                                                         --------------
   INSURANCE - 1.5%
       1,825   eHealth, Inc.+** ..............................                       41
      63,504   Safeco Corporation ............................                    3,695
     542,530   StanCorp Financial Group, Inc. ................                   24,788
                                                                         --------------
                                                                                 28,524
                                                                         --------------
               Total Financials ..............................                  323,096
                                                                         --------------
HEALTH CARE - 15.6%
   HEALTH CARE EQUIPMENT & SERVICES - 7.4%
      63,500   Affymetrix, Inc.+** ...........................                    1,619
     256,900   AMN Healthcare Services, Inc.+** ..............                    6,497
     244,000   Applera Corporation-Applied Biosystems Group ..                    9,101
      40,000   C.R. Bard, Inc. ...............................                    3,279
     175,000   Caremark Rx, Inc. .............................                    8,615
      24,000   Cooper Companies, Inc.** ......................                    1,383
     247,000   DaVita, Inc.+ .................................                   13,741
      82,760   Health Net, Inc.+ .............................                    3,435
      14,800   IRIS International Inc.+** ....................                      178
     213,300   McKesson Corporation ..........................                   10,684

                       See Notes to Financial Statements.

WEST COAST EQUITY FUND
October 31, 2006

                                                                              VALUE
   SHARES                                                                    (000S)
------------                                                             --------------
COMMON STOCKS (CONTINUED)
HEALTH CARE (CONTINUED)
   HEALTH CARE EQUIPMENT & SERVICES (CONTINUED)
      81,600   Mentor Corporation ............................           $        3,819
     912,000   OraSure Technologies, Inc.+** .................                    7,077
     273,000   ResMed Inc.+** ................................                   12,009
     675,963   SonoSite, Inc.+** .............................                   19,265
      67,400   Stryker Corporation ...........................                    3,524
     403,300   Varian Medical Systems, Inc.+ .................                   22,125
     322,300   VCA Antech, Inc.+** ...........................                   10,433
      65,000   Zimmer Holdings, Inc.+** ......................                    4,681
                                                                         --------------
                                                                                141,465
                                                                         --------------
   PHARMACEUTICALS & BIOTECHNOLOGY - 8.2%
     253,950   Abbott Laboratories ...........................                   12,065
     305,725   Allergan, Inc.** ..............................                   35,311
     367,839   Amgen, Inc.+ ..................................                   27,923
      97,000   Amylin Pharmaceuticals, Inc.+** ...............                    4,264
     316,037   CV Therapeutics, Inc.+** ......................                    4,093
     486,600   Dendreon Corporation+** .......................                    2,452
     144,225   Eden Bioscience Corporation+ ..................                      130
     240,600   Genentech, Inc.+ ..............................                   20,042
      80,400   Gilead Sciences, Inc.+ ........................                    5,539
     292,000   Johnson & Johnson .............................                   19,681
     130,000   Martek Biosciences Corporation+ ...............                    3,084
     520,600   Pfizer Inc. ...................................                   13,874
     286,000   Watson Pharmaceuticals, Inc.+** ...............                    7,696
                                                                         --------------
                                                                                156,154
                                                                         --------------
               Total Health Care .............................                  297,619
                                                                         --------------
INDUSTRIALS - 15.4%
   CAPITAL GOODS - 11.0%
     529,033   Boeing Company ................................                   42,249
     186,000   Cascade Corporation** .........................                    9,523
      25,000   Ceradyne, Inc.+** .............................                    1,031
     325,680   Dionex Corporation+** .........................                   17,717
     310,430   Electro Scientific Industries, Inc.+** ........                    6,193
     104,100   General Electric Company ......................                    3,655
      23,860   Granite Construction Inc. .....................                    1,243
     388,000   Greenbrier Companies, Inc.** ..................                   14,550
     346,400   Jacobs Engineering Group Inc.+ ................                   26,167
     286,000   Northrop Grumman Corporation ..................                   18,988
     712,130   PACCAR Inc. ...................................                   42,165
     212,800   Precision Castparts Corporation ...............                   14,483
     442,000   Simpson Manufacturing Company, Inc.** .........                   12,549
                                                                         --------------
                                                                                210,513
                                                                         --------------
   COMMERCIAL SERVICES & SUPPLIES - 1.5%
      48,000   Avery Dennison Corporation** ..................                    3,031
     255,400   Copart, Inc.+** ...............................                    7,389
     351,000   Robert Half International Inc. ................                   12,829
     118,000   Waste Connections, Inc.+** ....................                    4,801
                                                                         --------------
                                                                                 28,050
                                                                         --------------

                                                                              VALUE
   SHARES                                                                    (000S)
------------                                                             --------------
TRANSPORTATION - 2.9%
     437,610   Alaska Air Group, Inc.+** .....................           $       17,570
     725,900   Cathay Pacific Airways Ltd., Sponsored ADR ....                    7,921
     648,540   Expeditors International of Washington, Inc. ..                   30,747
                                                                         --------------
                                                                                 56,238
                                                                         --------------
               Total Industrials .............................                  294,801
                                                                         --------------
INFORMATION TECHNOLOGY - 18.0%
   COMMUNICATIONS EQUIPMENT - 2.0%
   1,203,000   Cisco Systems, Inc.+ ..........................                   29,028
     131,700   Polycom, Inc.+** ..............................                    3,609
     153,300   QUALCOMM, Inc. ................................                    5,579
                                                                         --------------
                                                                                 38,216
                                                                         --------------
   COMPUTERS & PERIPHERALS - 2.0%
      81,850   Apple Computer, Inc.+ .........................                    6,636
     554,600   Hewlett-Packard Company .......................                   21,485
      92,100   InFocus Corporation+ ..........................                      260
     149,700   Intermec Inc.+** ..............................                    3,383
      57,700   Network Appliance, Inc.+** ....................                    2,106
     228,800   QLogic Corporation+ ...........................                    4,709
                                                                         --------------
                                                                                 38,579
                                                                         --------------
   ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.2%
      42,700   Itron, Inc.+** ................................                    2,325
     469,100   Tektronix, Inc. ...............................                   14,246
     119,834   Trimble Navigation Ltd.+ ......................                    5,539
                                                                         --------------
                                                                                 22,110
                                                                         --------------
   INTERNET SOFTWARE & SERVICES - 2.5%
   2,512,861   Art Technology Group, Inc.+** .................                    6,282
      40,425   Google, Inc., Class A+ ........................                   19,258
     222,900   WebEx Communications, Inc.+** .................                    8,571
     530,000   Yahoo! Inc.+ ..................................                   13,960
                                                                         --------------
                                                                                 48,071
                                                                         --------------
   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.4%
     351,800   Applied Materials, Inc.** .....................                    6,118
      69,000   Exar Corporation+ .............................                      895
     364,125   FEI Company+** ................................                    8,324
     872,300   Intel Corporation .............................                   18,615
      67,700   International Rectifier Corporation+** ........                    2,435
     124,500   KLA-Tencor Corporation** ......................                    6,122
     673,080   Lattice Semiconductor Corporation+ ............                    4,180
     450,600   LSI Logic Corporation+ ........................                    4,528
      58,000   Maxim Integrated Products, Inc. ...............                    1,741
     141,900   Novellus Systems, Inc.+** .....................                    3,923
      63,300   NVIDIA Corporation+ ...........................                    2,207
     856,900   Pixelworks, Inc.+ .............................                    1,979
     138,000   SiRF Technology Holdings, Inc.+** .............                    3,881
                                                                         --------------
                                                                                 64,948
                                                                         --------------

                       See Notes to Financial Statements.

WEST COAST EQUITY FUND
October 31, 2006

                                                                              VALUE
   SHARES                                                                    (000S)
------------                                                             --------------
COMMON STOCKS (CONTINUED)
INFORMATION TECHNOLOGY (CONTINUED)
   SOFTWARE - 6.9%
     821,100   Actuate Corporation+** ........................           $        4,286
     740,000   Adobe Systems, Inc.+ ..........................                   28,305
      45,000   Autodesk, Inc.+ ...............................                    1,654
     148,000   Electronic Arts, Inc.+** ......................                    7,828
     314,650   Fair Isaac Corporation** ......................                   11,526
      94,000   Mentor Graphics Corporation+** ................                    1,586
   1,861,478   Microsoft Corporation .........................                   53,443
     560,100   Quest Software, Inc.+** .......................                    8,250
     283,308   RadiSys Corporation+ ..........................                    5,193
     244,500   Sybase, Inc.+ .................................                    5,954
     194,178   Symantec Corporation+ .........................                    3,852
      23,000   Websense, Inc.+ ...............................                      629
                                                                         --------------
                                                                                132,506
                                                                         --------------
               Total Information Technology ..................                  344,430
                                                                         --------------
   MATERIALS - 3.2%
     101,300   Cemex SA de CV, Sponsored ADR+ ................                    3,114
     190,130   Oregon Steel Mills, Inc.+** . .................                   10,343
       9,800   Reliance Steel & Aluminum Company .............                      336
     500,540   Schnitzer Steel Industries, Inc., Class A .....                   17,499
     157,061   Symyx Technologies, Inc.+ .....................                    3,856
     415,000   Weyerhaeuser Company ..........................                   26,390
                                                                         --------------
               Total Materials ...............................                   61,538
                                                                         --------------
   TELECOMMUNICATION SERVICES - 0.7%
     710,000   Sprint Nextel Corporation .....................                   13,270
                                                                         --------------
   UTILITIES - 0.4%
     136,300   Sempra Energy .................................                    7,229
                                                                         --------------
               Total Common Stocks
                  (Cost $1,229,888) ..........................                1,805,593
                                                                         --------------
   REAL ESTATE INVESTMENT TRUSTS (REITS) - 3.4%
     332,700   AMB Property Corporation ......................                   19,433
     111,700   Essex Property Trust, Inc.** ..................                   14,888
     391,285   Health Care Property Investors, Inc.** ........                   12,286
      78,500   Nationwide Health Properties, Inc.** ..........                    2,256
     448,300   Plum Creek Timber Company, Inc.** .............                   16,112
                                                                         --------------
               Total REITs
                  (Cost $45,688) .............................                   64,975
                                                                         --------------

  PRINCIPAL
   AMOUNT                                                                     VALUE
   (000S)                                                                    (000S)
------------                                                             --------------
REPURCHASE AGREEMENT - 2.2%
   (Cost $ 42,820)
$     42,820   Agreement with Morgan Stanley, 5.270% dated
                  10/31/2006, to be repurchased at $42,826,000
                  on 11/01/2006 (collateralized by U.S.
                  Treasury Note, 2.000% due 01/15/2016, market
                  value $44,252,000) .........................           $       42,820
                                                                         --------------
SHORT-TERM INVESTMENT - 9.5%
   (Cost $ 181,690)
     181,690   Mellon GSL DBT II Collateral Fund++ ...........                  181,690
                                                                         --------------
TOTAL INVESTMENTS (Cost $ 1,500,086*) ........................   109.5%       2,095,078
OTHER ASSETS (LIABILITIES) (NET) .............................    (9.5)        (182,351)
                                                                 -----   --------------
NET ASSETS ...................................................   100.0%  $    1,912,727
                                                                 =====   ==============

----------
*    Aggregate cost for federal tax purposes is $1,501,645.

** Some or all of these securities are on loan at October 31, 2006, and have an aggregate market value of $174,031,000, representing 9.1% of the total net assets of the Fund (collateral value $181,690,000). (See Note 7 to Financial Statements.)

*** Affiliated issuer as defined by the Investment Company Act of 1940 (the Fund controls 5.0% or more of the outstanding voting shares of the company). Total cost of such securities is $10,210,000 and the total value is $14,673,000 or 0.8% of the total net assets of the Fund.

+    Non-income producing security.

++   Represents investment purchased with cash collateral for securities loaned.

                                GLOSSARY OF TERMS

ADR -- American Depositary Receipt

                       See Notes to Financial Statements.

Portfolio of Investments

MID CAP STOCK FUND
October 31, 2006

                                                                              VALUE
   SHARES                                                                    (000S)
------------                                                             --------------
COMMON STOCKS - 92.5%
CONSUMER DISCRETIONARY - 13.3%
   AUTOMOBILES & COMPONENTS - 1.9%
     251,700   Magna International Inc., Class A (F) .........           $       18,827
                                                                         --------------
   CONSUMER DURABLES & APPAREL - 1.4%
     599,200   Mattel, Inc. ..................................                   13,560
                                                                         --------------
   CONSUMER SERVICES - 2.0%
     179,500   Papa John's International, Inc.+** ............                    6,588
     224,000   Yum! Brands, Inc. .............................                   13,319
                                                                         --------------
                                                                                 19,907
                                                                         --------------
   RETAILING - 8.0%
     639,800   Aaron Rents, Inc.** ...........................                   15,918
     540,200   Nordstrom, Inc.** .............................                   25,578
     467,300   Tiffany & Company** ...........................                   16,692
     449,400   Weight Watchers International, Inc. ...........                   19,594
                                                                         --------------
                                                                                 77,782
                                                                         --------------
               Total Consumer Discretionary ..................                  130,076
                                                                         --------------
CONSUMER STAPLES - 1.3%
   FOOD, BEVERAGE & TOBACCO - 0.8%
     117,350   Dean Foods Company+ ...........................                    4,916
      73,300   J.M. Smucker Company ..........................                    3,592
                                                                         --------------
                                                                                  8,508
                                                                         --------------
   HOUSEHOLD & PERSONAL PRODUCTS - 0.5%
     114,000   Estee Lauder Companies Inc., Class A** ........                    4,604
                                                                         --------------
               Total Consumer Staples ........................                   13,112
                                                                         --------------
   ENERGY - 9.0%
     491,400   Cimarex Energy Company** ......................                   17,700
     678,000   Nabors Industries Ltd. (F)+** .................                   20,937
     459,800   Noble Energy, Inc. ............................                   22,360
      86,100   Tesoro Corporation ............................                    5,505
     430,100   Tidewater Inc.** ..............................                   21,389
                                                                         --------------
               Total Energy ..................................                   87,891
                                                                         --------------
FINANCIALS - 18.7%
   BANKS - 4.4%
     169,111   North Fork Bancorporation, Inc. ...............                    4,833
     727,000   TCF Financial Corporation** ...................                   18,924
     841,750   Washington Federal, Inc.** ....................                   19,562
                                                                         --------------
                                                                                 43,319
                                                                         --------------
   DIVERSIFIED FINANCIALS - 3.8%
     354,200   A.G. Edwards, Inc. ............................                   20,207
     203,200   Ambac Financial Group, Inc. ...................                   16,965
                                                                         --------------
                                                                                 37,172
                                                                         --------------
   INSURANCE - 10.5%
     926,800   Fidelity National Financial, Inc. .............                   20,668
     971,038   Fidelity National Title Group, Inc., Class A ..                   21,373

                                                                              VALUE
   SHARES                                                                    (000S)
------------                                                             --------------
     841,300   HCC Insurance Holdings, Inc. ..................           $       28,318
     418,500   Max Re Capital Ltd. (F) .......................                    9,743
     234,400   MGIC Investment Corporation** .................                   13,773
     215,200   PMI Group, Inc.** .............................                    9,178
                                                                         --------------
                                                                                103,053
                                                                         --------------
               Total Financials ..............................                  183,544
                                                                         --------------
HEALTH CARE - 10.6%
   HEALTH CARE EQUIPMENT & SERVICES - 9.1%
     139,700   AmerisourceBergen Corporation .................                    6,594
     316,700   Covance, Inc.+** ..............................                   18,527
     396,900   Edwards Lifesciences Corporation+ .............                   17,039
     152,700   Express Scripts, Inc., Class A+ ...............                    9,730
     645,682   IMS Health Inc.** .............................                   17,982
     358,100   Universal Health Services, Inc., Class B ......                   18,961
                                                                         --------------
                                                                                 88,833
                                                                         --------------
   PHARMACEUTICALS & BIOTECHNOLOGY - 1.5%
     734,625   Mylan Laboratories Inc.** .....................                   15,060
                                                                         --------------
               Total Health Care .............................                  103,893
                                                                         --------------
INDUSTRIALS - 17.1%
   CAPITAL GOODS - 6.4%
     634,900   Federal Signal Corporation** ..................                    9,689
     305,000   Lincoln Electric Holdings,  Inc. ..............                   18,755
     324,850   PACCAR Inc.** .................................                   19,234
     235,600   Teleflex Inc. .................................                   14,654
                                                                         --------------
                                                                                 62,332
                                                                         --------------
   COMMERCIAL SERVICES & SUPPLIES - 4.6%
     676,600   Allied Waste Industries, Inc.+** ..............                    8,220
     420,900   HNI Corporation ...............................                   18,928
     439,300   Republic Services, Inc. .......................                   18,016
                                                                         --------------
                                                                                 45,164
                                                                         --------------
   TRANSPORTATION - 6.1%
     314,400   Alaska Air Group, Inc.+ .......................                   12,623
     872,800   AMR Corporation+** ............................                   24,735
     619,400   Continental Airlines, Inc., Class B+** ........                   22,844
                                                                         --------------
                                                                                 60,202
                                                                         --------------
               Total Industrials .............................                  167,698
                                                                         --------------
INFORMATION TECHNOLOGY - 11.9%
   COMPUTERS & PERIPHERALS - 3.6%
     622,300   Electronics for Imaging, Inc.+ ................                   14,711
     562,300   Network Appliance, Inc.+** ....................                   20,524
                                                                         --------------
                                                                                 35,235
                                                                         --------------
   ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.3%
     354,500   Arrow Electronics, Inc.+** ....................                   10,582
     275,100   Diebold, Inc.** ...............................                   12,016
                                                                         --------------
                                                                                 22,598
                                                                         --------------

                       See Notes to Financial Statements.

MID CAP STOCK FUND
October 31, 2006

                                                                              VALUE
   SHARES                                                                    (000S)
------------                                                             --------------
COMMON STOCKS (CONTINUED)
INFORMATION TECHNOLOGY (CONTINUED)
   IT SERVICES - 1.7%
     511,100   Acxiom Corporation** ..........................           $       12,650
     163,000   Convergys Corporation+ ........................                    3,457
                                                                         --------------
                                                                                 16,107
                                                                         --------------
   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.5%
     749,400   Microchip Technology, Inc. ....................                   24,678
                                                                         --------------
   SOFTWARE - 1.8%
     464,000   BMC Software Inc.+ ............................                   14,064
     168,500   Synopsys, Inc.+ ...............................                    3,793
                                                                         --------------
                                                                                 17,857
                                                                         --------------
               Total Information Technology ..................                  116,475
                                                                         --------------
   MATERIALS - 5.5%
     276,500   Cabot Corporation** ...........................                   10,935
     469,600   Lubrizol Corporation ..........................                   21,132
     812,200   Valspar Corporation ...........................                   21,759
                                                                         --------------
               Total Materials ...............................                   53,826
                                                                         --------------
   TELECOMMUNICATION SERVICES - 0.5%
      74,500   United States Cellular Corporation+ ...........                    4,724
                                                                         --------------
   UTILITIES - 4.6%
     915,600   NiSource Inc. .................................                   21,306
     494,300   Pinnacle West Capital Corporation .............                   23,633
                                                                         --------------
               Total Utilities ...............................                   44,939
                                                                         --------------
               Total Common Stocks
                  (Cost $643,719) ............................                  906,178
                                                                         --------------
   REAL ESTATE INVESTMENT TRUST (REIT) - 2.4%
      (Cost $14,108)
     439,900   General Growth Properties, Inc.** .............                   22,831
                                                                         --------------

  PRINCIPAL
   AMOUNT                                                                     VALUE
   (000S)                                                                    (000S)
------------                                                             --------------
REPURCHASE AGREEMENT - 5.1%
   (Cost $50,004)
$     50,004   Agreement with Morgan Stanley, 5.270% dated
                  10/31/2006, to be repurchased at $50,011,000
                  on 11/01/2006 (collateralized by U.S.
                  Treasury Note, 2.000% due 01/15/2016, market
                  value $51,676,000) .........................           $       50,004
                                                                         --------------
SHORT-TERM INVESTMENT - 13.4%
   (Cost $131,389)
     131,389   Mellon GSL DBT II Collateral Fund++ ...........                  131,389
                                                                         --------------
TOTAL INVESTMENTS (Cost $839,220*) ...........................   113.4%       1,110,402
OTHER ASSETS (LIABILITIES) (NET) .............................   (13.4)        (130,883)
                                                                 -----   --------------
NET ASSETS ...................................................   100.0%  $      979,519
                                                                 =====   ==============

----------
*    Aggregate cost for federal tax purposes is $842,274.

** Some or all of these securities are on loan at October 31, 2006, and have an aggregate market value of $126,107,000, representing 12.9% of the total net assets of the Fund (collateral value $131,389,000). (See Note 7 to Financial Statements.)

+    Non-income producing security.

++   Represents investment purchased with cash collateral for securities loaned.

                               GLOSSARY OF TERMS

(F) -- Foreign Shares

                       See Notes to Financial Statements.

Portfolio of Investments

GROWTH FUND
October 31, 2006

                                                                              VALUE
   SHARES                                                                    (000S)
------------                                                             --------------
COMMON STOCKS - 98.2%
CONSUMER DISCRETIONARY - 15.0%
   CONSUMER DURABLES & APPAREL - 0.5%
      47,200   Harman International Industries, Inc. .........           $        4,831
     102,070   Polo Ralph Lauren Corporation .................                    7,247
                                                                         --------------
                                                                                 12,078
                                                                         --------------
   CONSUMER SERVICES - 2.3%
      85,590   Las Vegas Sands Corporation+** ................                    6,522
     417,210   MGM Mirage+** .................................                   17,948
      46,190   Panera Bread Company, Class A+ ................                    2,855
      52,070   Scientific Games Corporation, Class A+ ........                    1,460
     674,470   Starbucks Corporation+ ........................                   25,461
                                                                         --------------
                                                                                 54,246
                                                                         --------------
   MEDIA - 3.1%
     582,195   Comcast Corporation, Special Class A+ .........                   23,567
   1,234,500   Time Warner, Inc. .............................                   24,702
     661,800   Walt Disney Company ...........................                   20,820
     410,940   XM Satellite Radio Holdings, Inc.,
                  Class A+** .................................                    4,792
                                                                         --------------
                                                                                 73,881
                                                                         --------------
   RETAILING - 9.1%
   1,141,300   Amazon.com, Inc.+ .............................                   43,472
     119,190   Best Buy Company, Inc .........................                    6,585
   1,260,280   eBay, Inc.+ ...................................                   40,493
     730,230   Home Depot, Inc.** ............................                   27,260
   1,141,902   IAC/ InterActiveCorp+** .......................                   35,376
      83,570   J.C. Penney Company, Inc. (Holding Company) ...                    6,287
     103,200   Kohl's Corporation+ ...........................                    7,286
     294,760   Lowe's Companies, Inc.** ......................                    8,884
     304,145   Nordstrom, Inc.** .............................                   14,401
     730,840   Staples, Inc.** ...............................                   18,848
     129,400   Target Corporation ............................                    7,658
                                                                         --------------
                                                                                216,550
                                                                         --------------
               Total Consumer Discretionary ..................                  356,755
                                                                         --------------
CONSUMER STAPLES - 9.3%
   FOOD & STAPLES RETAILING - 1.9%
     282,250   CVS Corporation ...............................                    8,857
     625,735   Sysco Corporation .............................                   21,888
     239,520   Whole Foods Market, Inc.** ....................                   15,291
                                                                         --------------
                                                                                 46,036
                                                                         --------------
   FOOD, BEVERAGE & TOBACCO - 4.4%
     465,920   Cadbury Schweppes PLC (F) .....................                    4,689
     191,795   Cadbury Schweppes PLC, Sponsored ADR ..........                    7,785
     443,100   Coca-Cola Company .............................                   20,702
      32,220   Nestle SA (F) .................................                   11,007
     593,320   PepsiCo, Inc. .................................                   37,640
     415,000   Wm. Wrigley Jr. Company .......................                   21,559
                                                                         --------------
                                                                                103,382
                                                                         --------------

                                                                              VALUE
   SHARES                                                                    (000S)
------------                                                             --------------
   HOUSEHOLD & PERSONAL PRODUCTS - 3.0%
     981,692   Procter & Gamble Company ......................           $       62,230
     216,640   Reckitt Benckiser PLC (F) .....................                    9,426
                                                                         --------------
                                                                                 71,656
                                                                         --------------
               Total Consumer Staples ........................                  221,074
                                                                         --------------
   ENERGY - 4.1%
     342,305   EOG Resources, Inc. ...........................                   22,774
      34,350   ExxonMobil Corporation ........................                    2,453
     605,390   Halliburton Company** .........................                   19,584
      94,501   Kinder Morgan Management LLC+ .................                    4,100
     280,430   Occidental Petroleum Corporation ..............                   13,163
     200,700   Schlumberger Ltd ..............................                   12,660
     234,610   Smith International, Inc. .....................                    9,263
     248,595   Valero Energy Corporation .....................                   13,009
                                                                         --------------
               Total Energy ..................................                   97,006
                                                                         --------------
FINANCIALS - 12.4%
   BANKS - 0.2%
      95,440   Bank of America Corporation ...................                    5,141
                                                                         --------------
   DIVERSIFIED FINANCIALS - 9.1%
     506,705   American Express Company ......................                   29,293
      25,030   Chicago Mercantile Exchange Holdings, Inc. ....                   12,540
     430,615   Fannie Mae ....................................                   25,518
      42,160   Franklin Resources, Inc. ......................                    4,805
      42,180   Goldman Sachs Group, Inc. .....................                    8,005
     102,530   Legg Mason, Inc. ..............................                    9,230
     701,380   Merrill Lynch & Company, Inc. .................                   61,315
     283,300   Morgan Stanley ................................                   21,653
     177,400   Nomura Holdings, Inc. .........................                    3,132
     101,940   Northern Trust Corporation ....................                    5,986
     372,600   optionsXpress Holdings, Inc.** ................                   11,580
      80,350   SLM Corporation ...............................                    3,911
     220,190   UBS AG ........................................                   13,176
     106,342   UBS AG ........................................                    6,351
                                                                         --------------
                                                                                216,495
                                                                         --------------
   INSURANCE - 3.1%
     492,940   American International Group, Inc. ............                   33,111
         265   Berkshire Hathaway, Inc., Class A+ ............                   27,951
      57,880   Hartford Financial Services Group, Inc. .......                    5,045
     108,200   Prudential Financial, Inc. ....................                    8,324
                                                                         --------------
                                                                                 74,431
                                                                         --------------
               Total Financials ..............................                  296,067
                                                                         --------------
HEALTH CARE - 20.1%
   HEALTH CARE EQUIPMENT & SERVICES - 5.6%
      59,290   Alcon, Inc. (F) ...............................                    6,289
     384,640   Caremark Rx, Inc. .............................                   18,936
     103,480   Covance, Inc.+** ..............................                    6,054
     449,960   Coventry Health Care, Inc.+ ...................                   21,126
     116,030   Fisher Scientific International Inc.+ .........                    9,934

                       See Notes to Financial Statements.

GROWTH FUND
October 31, 2006

                                                                              VALUE
   SHARES                                                                    (000S)
------------                                                             --------------
COMMON STOCKS (CONTINUED)
HEALTH CARE (CONTINUED)
   HEALTH CARE EQUIPMENT & SERVICES (CONTINUED)
     336,300   Medtronic, Inc. ...............................           $       16,371
      68,843   Roche Holding AG-Genusschein (F) ..............                   12,047
     226,380   St. Jude Medical, Inc.+ .......................                    7,776
     407,265   UnitedHealth Group Inc. .......................                   19,866
      89,900   Varian Medical Systems, Inc.+ .................                    4,932
     152,085   Zimmer Holdings, Inc.+** ......................                   10,952
                                                                         --------------
                                                                                134,283
                                                                         --------------
   PHARMACEUTICALS & BIOTECHNOLOGY - 14.5%
   1,006,435   Amgen, Inc.+ ..................................                   76,399
     532,540   Biogen Idec Inc.+ .............................                   25,349
     366,940   Celgene Corporation+** ........................                   19,609
     817,595   Genentech, Inc.+ ..............................                   68,106
     113,990   Genzyme Corporation+ ..........................                    7,696
     371,250   Gilead Sciences, Inc.+ ........................                   25,579
     518,100   Johnson & Johnson .............................                   34,920
     231,744   Novartis AG (F) ...............................                   14,064
     136,990   PDL BioPharma Inc.+** .........................                    2,895
   1,560,990   Pfizer Inc. ...................................                   41,600
     291,400   Sanofi-Aventis, ADR ...........................                   12,440
      69,400   Sepracor Inc.+** ..............................                    3,592
     185,000   Shionogi & Company, Ltd. (F) ..................                    3,709
     247,962   Teva Pharmaceutical Industries Ltd.,
                  Sponsored ADR ..............................                    8,175
                                                                         --------------
                                                                                344,133
                                                                         --------------
               Total Health Care .............................                  478,416
                                                                         --------------
INDUSTRIALS - 5.5%
   CAPITAL GOODS - 4.5%
     104,200   Danaher Corporation** .........................                    7,478
     168,300   Empresa Brasileira de Aeronautica SA, ADR .....                    7,006
     100,800   Fastenal Company** ............................                    4,056
     101,200   General Dynamics Corporation ..................                    7,195
   1,642,803   General Electric Company ......................                   57,679
      89,170   Lockheed Martin Corporation ...................                    7,752
      59,960   Rockwell Collins, Inc. ........................                    3,483
      44,630   Textron Inc. ..................................                    4,058
     136,500   United Technologies Corporation ...............                    8,971
                                                                         --------------
                                                                                107,678
                                                                         --------------
   COMMERCIAL SERVICES & SUPPLIES - 0.4%
      92,620   Corporate Executive Board Company .............                    8,319
                                                                         --------------
   TRANSPORTATION - 0.6%
      68,640   Expeditors International of Washington, Inc. ..                    3,254
      94,690   FedEx Corporation .............................                   10,846
                                                                         --------------
                                                                                 14,100
                                                                         --------------
               Total Industrials .............................                  130,097
                                                                         --------------

                                                                              VALUE
   SHARES                                                                    (000S)
------------                                                             --------------
INFORMATION TECHNOLOGY - 29.5%
   COMMUNICATIONS EQUIPMENT - 8.3%
   2,033,455   Cisco Systems, Inc.+ ..........................           $       49,067
     994,860   Corning Inc.+ .................................                   20,325
      76,860   F5 Networks, Inc.+ ............................                    5,087
     878,100   Juniper Networks, Inc.+ .......................                   15,121
   1,547,795   Motorola, Inc. ................................                   35,692
   1,620,250   QUALCOMM, Inc. ................................                   58,961
      48,020   Research In Motion Ltd.+ ......................                    5,642
     219,400   Telefonaktiebolaget LM Ericsson, Sponsored
                  ADR** ......................................                    8,298
                                                                         --------------
                                                                                198,193
                                                                         --------------
   COMPUTERS & PERIPHERALS - 3.2%
     361,130   Apple Computer, Inc.+ .........................                   29,280
   1,719,400   EMC Corporation+** ............................                   21,063
     284,820   Hewlett-Packard Company .......................                   11,034
     138,740   Network Appliance, Inc.+ ......................                    5,064
     231,195   SanDisk Corporation+** ........................                   11,121
                                                                         --------------
                                                                                 77,562
                                                                         --------------
   INTERNET SOFTWARE & SERVICES - 5.5%
     585,400   Akamai Technologies, Inc.+ ....................                   27,432
      71,270   Google, Inc., Class A+ ........................                   33,952
   2,621,385   Yahoo! Inc.+** ................................                   69,047
                                                                         --------------
                                                                                130,431
                                                                         --------------
   IT SERVICES - 1.6%
     250,190   Affiliated Computer Services, Inc., Class A+ ..                   13,380
      58,680   Alliance Data Systems Corporation+** ..........                    3,563
     200,770   Automatic Data Processing, Inc. ...............                    9,926
     102,240   Cognizant Technology Solutions Corporation,
                  Class A+ ...................................                    7,697
      62,340   Global Payments, Inc. .........................                    2,725
                                                                         --------------
                                                                                 37,291
                                                                         --------------
   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.8%
     879,135   Advanced Micro Devices, Inc.+** ...............                   18,699
     143,300   ASML Holding NV (F)+ ..........................                    3,273
     333,680   Broadcom Corporation, Class A+** ..............                   10,101
   1,062,350   Intel Corporation .............................                   22,671
     288,470   Marvell Technology Group Ltd.+** ..............                    5,273
     189,160   Microchip Technology, Inc. ....................                    6,229
      61,310   Samsung Electronics Company Ltd., GDR .........                   19,879
   1,699,320   Texas Instruments, Inc. .......................                   51,285
                                                                         --------------
                                                                                137,410
                                                                         --------------
   SOFTWARE - 5.1%
     584,560   Adobe Systems, Inc.+ ..........................                   22,359
     173,900   Amdocs Ltd. (F)+ ..............................                    6,740
     153,560   Autodesk, Inc.+** .............................                    5,643
     551,990   Electronic Arts, Inc.+** ......................                   29,195
   1,143,842   Microsoft Corporation .........................                   32,840


                       See Notes to Financial Statements.

GROWTH FUND
October 31, 2006

                                                                              VALUE
   SHARES                                                                    (000S)
------------                                                             --------------
COMMON STOCKS (CONTINUED)
INFORMATION TECHNOLOGY (CONTINUED)
   SOFTWARE (CONTINUED)
   1,027,200   Red Hat, Inc.+** ..............................           $       16,826
     140,735   SAP AG, Sponsored ADR** .......................                    6,986
                                                                         --------------
                                                                                120,589
                                                                         --------------
               Total Information Technology ..................                  701,476
                                                                         --------------
   MATERIALS - 1.1%
     371,340   Monsanto Company ..............................                   16,421
     167,540   Praxair, Inc.** ...............................                   10,094
                                                                         --------------
               Total Materials                                                   26,515
                                                                         --------------
   TELECOMMUNICATION SERVICES - 0.8%
      97,700   America Movil SA de CV, ADR ...................                    4,188
     220,300   American Tower Corporation, Class A+** ........                    7,935
     125,480   Crown Castle International Corporation+** .....                    4,222
      51,890   NII Holdings, Inc.+** .........................                    3,375
                                                                         --------------
               Total Telecommunication Services ..............                   19,720
                                                                         --------------
   UTILITIES - 0.4%
     174,205   TXU Corporation ...............................                   10,998
                                                                         --------------
               Total Common Stocks
                  (Cost $2,043,578) ..........................                2,338,124
                                                                         --------------

  PRINCIPAL
   AMOUNT                                                                     VALUE
   (000S)                                                                    (000S)
------------                                                             --------------
COMMERCIAL PAPER - 1.0%
   (Cost $25,100)
$     25,100   Prudential Financial LLC, 5.280% due
                  11/01/2006++ ...............................           $       25,100
                                                                         --------------
REPURCHASE AGREEMENT - 1.1%
   (Cost $25,965)
      25,965   Agreement with Morgan Stanley, 5.270% dated
                  10/31/2006, to be repurchased at $25,969,000
                  on 11/01/2006 (collateralized by U.S.
                  Treasury Note, 2.000% due 01/15/2016, market
                  value $26,833,000) .........................                    25,965
                                                                         --------------
SHORT-TERM INVESTMENT - 5.4%
   (Cost $127,597)
     127,597   Mellon GSL DBT  II Collateral Fund+++ .........                  127,597
                                                                         --------------
TOTAL INVESTMENTS (Cost $2,222,240*) .........................   105.7%       2,516,786
OTHER ASSETS (LIABILITIES) (NET) .............................    (5.7)        (136,249)
                                                                 -----   --------------
NET ASSETS ...................................................   100.0%  $    2,380,537
                                                                 =====   ==============

----------
*    Aggregate cost for federal tax purposes is $2,250,214.

** Some or all of these securities are on loan at October 31, 2006, and have an aggregate market value of $124,213,000 representing 5.2% of the total net assets of the Fund (collateral value $127,597,000). (See Note 7 to Financial Statements.)

+    Non-income producing security.

++   Rate represents annualized yield at date of purchase.

+++  Represents investment purchased with cash collateral for securities loaned.

                                GLOSSARY OF TERMS

ADR -- American Depositary Receipt
(F) -- Foreign Shares
GDR -- Global Depositary Receipt

                       See Notes to Financial Statements.

Portfolio of Investments

SMALL CAP VALUE FUND
October 31, 2006

                                                                              VALUE
   SHARES                                                                    (000S)
------------                                                             --------------
COMMON STOCKS - 81.8%
CONSUMER DISCRETIONARY - 7.0%
   AUTOMOBILES & COMPONENTS - 2.7%
     387,600   Accuride Corporation+** .......................           $        4,767
     152,900   Tenneco, Inc.+ ................................                    3,471
                                                                         --------------
                                                                                  8,238
                                                                         --------------
   CONSUMER DURABLES & APPAREL - 1.3%
     679,800   Lenox Group, Inc.+ ............................                    4,086
                                                                         --------------
   RETAILING - 3.0%
     430,400   Blockbuster Inc., Class A+** ..................                    1,687
      21,500   Children's Place Retail Stores, Inc.+ .........                    1,509
     487,300   Movie Gallery, Inc.+ ..........................                    1,082
     108,000   RC2 Corporation+** ............................                    4,879
                                                                         --------------
                                                                                  9,157
                                                                         --------------
               Total Consumer Discretionary ..................                   21,481
                                                                         --------------
CONSUMER STAPLES - 3.2%
   FOOD, BEVERAGE & TOBACCO - 1.5%
     241,000   B&G Foods Inc., EIS ...........................                    4,579
                                                                         --------------
   HOUSEHOLD & PERSONAL PRODUCTS - 1.7%
     108,000   Central Garden & Pet Company+** ...............                    5,397
                                                                         --------------
               Total Consumer Staples ........................                    9,976
                                                                         --------------
   ENERGY - 5.3%
     141,100   Cimarex Energy Company** ......................                    5,082
      87,500   Comstock Resources, Inc.+ .....................                    2,441
     126,700   Encore Acquisition Company+** .................                    3,173
      33,500   Giant Industries, Inc.+ .......................                    2,713
      82,100   St. Mary Land & Exploration Company** .........                    3,062
                                                                         --------------
               Total Energy ..................................                   16,471
                                                                         --------------
FINANCIALS - 17.3%
   BANKS - 10.0%
      47,900   BankUnited Financial Corporation, Class A .....                    1,292
     121,500   Capital Corporation of the West ...............                    3,675
      36,800   Center Financial Corporation ..................                      889
     103,300   Dime Community Bancshares .....................                    1,441
     211,600   F.N.B. Corporation** ..........................                    3,582
     151,570   FirstMerit Corporation** ......................                    3,520
     214,830   Oriental Financial Group, Inc.** ..............                    2,569
     404,450   TrustCo Bank Corporation NY** .................                    4,469
     144,147   U.S.B. Holding Company, Inc. ..................                    3,277
     261,500   Washington Federal, Inc.** ....................                    6,077
                                                                         --------------
                                                                                 30,791
                                                                         --------------
   INSURANCE - 7.3%
     110,300   Navigators Group, Inc.+ .......................                    5,192
      47,700   Safety Insurance Group, Inc. ..................                    2,386
     121,600   State Auto Financial Corporation ..............                    3,907
      42,900   Stewart Information Services Corporation ......                    1,590

                                                                              VALUE
   SHARES                                                                    (000S)
------------                                                             --------------
     270,900   United Fire & Casualty Company ................           $        9,584
                                                                         --------------
                                                                                 22,659
                                                                         --------------
               Total Financials ..............................                   53,450
                                                                         --------------
HEALTH CARE - 3.0%
   HEALTH CARE EQUIPMENT & SERVICES - 2.2%
     173,000   Kindred Healthcare, Inc.+** ...................                    4,671
      53,600   LifePoint Hospitals, Inc.+ ....................                    1,903
                                                                         --------------
                                                                                  6,574
                                                                         --------------
   PHARMACEUTICALS & BIOTECHNOLOGY - 0.8%
      76,800   Lannett Company, Inc.+** ......................                      490
     104,400   Par Pharmaceutical Companies, Inc.+ ...........                    2,035
                                                                         --------------
                                                                                  2,525
                                                                         --------------
               Total Health Care .............................                    9,099
                                                                         --------------
INDUSTRIALS - 18.7%
   CAPITAL GOODS - 7.1%
     121,900   DRS Technologies, Inc.** ......................                    5,390
      92,400   Gardner Denver Inc.+ ..........................                    3,141
     104,100   Griffon Corporation+** ........................                    2,560
     104,300   Ladish Co., Inc.+ .............................                    3,256
     770,000   New Flyer Industries Inc., IDS (F)++ ..........                    5,965
     219,300   New Flyer Industries Inc., IDS (F) ............                    1,699
                                                                         --------------
                                                                                 22,011
                                                                         --------------
   COMMERCIAL SERVICES & SUPPLIES - 1.7%
     192,000   McGrath RentCorp**                                                 5,184
                                                                         --------------
   TRANSPORTATION - 9.9%
      97,200   Alaska Air Group, Inc.+ .......................                    3,903
     202,000   AMR Corporation+** ............................                    5,725
     163,400   Continental Airlines, Inc., Class B+** ........                    6,026
      97,600   Dampskibsselskabet TORM A/S, ADR ..............                    5,313
     530,500   Frontier Airlines Holdings, Inc.+** ...........                    4,265
      67,400   OMI Corporation** .............................                    1,504
     181,700   Ship Finance International Ltd. (F) ...........                    3,829
                                                                         --------------
                                                                                 30,565
                                                                         --------------
               Total Industrials .............................                   57,760
                                                                         --------------
INFORMATION TECHNOLOGY - 9.4%
   COMMUNICATIONS EQUIPMENT - 1.3%
     113,300   Bel Fuse Inc., Class B ........................                    4,036
                                                                         --------------
   COMPUTERS & PERIPHERALS - 1.6%
     140,200   Electronics for Imaging, Inc.+ ................                    3,314
      67,100   Hutchinson Technology, Inc.+** ................                    1,554
                                                                         --------------
                                                                                  4,868
                                                                         --------------
   ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.4%
     348,700   LeCroy Corporation+ ...........................                    4,320
                                                                         --------------
   IT SERVICES - 0.8%
     387,300   Lionbridge Technologies, Inc.+** ..............                    2,622
                                                                         --------------

                       See Notes to Financial Statements.

SMALL CAP VALUE FUND
October 31, 2006

                                                                              VALUE
   SHARES                                                                    (000S)
------------                                                             --------------
COMMON STOCKS (CONTINUED)
INFORMATION TECHNOLOGY (CONTINUED)
   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.4%
     676,800   Axcelis Technologies, Inc.+** .................           $        4,670
     551,100   Credence Systems Corporation+** ...............                    1,774
     331,900   PortalPlayer Inc.+** ..........................                    3,993
                                                                         --------------
                                                                                 10,437
                                                                         --------------
   SOFTWARE - 0.9%
     261,300   RealNetworks, Inc.+** .........................                    2,869
                                                                         --------------
               Total Information Technology ..................                   29,152
                                                                         --------------
   MATERIALS - 10.8%
      93,100   Century Aluminum Company+** ...................                    3,624
      84,300   Headwaters, Inc.+** ...........................                    2,086
   1,656,100   Kingsgate Consolidated Ltd. (F)** .............                    5,142
     175,100   Metal Management, Inc. ........................                    4,812
   3,182,000   Minara Resources Ltd. (F) .....................                   13,305
     189,700   Randgold Resources Ltd., ADR+** ...............                    4,301
                                                                         --------------
               Total Materials ...............................                   33,270
                                                                         --------------
   TELECOMMUNICATION SERVICES - 6.0%
     265,800   Asia Satellite Telecommunications Holdings
                  Ltd., Sponsored ADR ........................                    4,784
     139,500   Iowa Telecommunications Services Inc.** .......                    2,782
     204,400   Premiere Global Services, Inc.+ ...............                    1,701
     367,200   USAMobility, Inc.+ ............................                    9,319
                                                                         --------------
               Total Telecommunication Services ..............                   18,586
                                                                         --------------
   UTILITIES - 1.1%
      93,100   Suburban Propane Partners LP ..................                    3,387
                                                                         --------------
               Total Common Stocks
                  (Cost $206,458) ............................                  252,632
                                                                         --------------
CANADIAN INCOME TRUSTS - 8.1%
CONSUMER STAPLES - 2.4%
   FOOD, BEVERAGE & TOBACCO - 2.4%
     442,600   Arctic Glacier Income Fund (F)** ..............                    5,392
     210,000   Connors Brothers Income Fund (F) ..............                    2,057
                                                                         --------------
               Total Consumer Staples ........................                    7,449
                                                                         --------------
   ENERGY - 4.7%
     147,700   Daylight Resources Trust (F) ..................                    1,789
     150,400   Harvest Energy Trust (F)** ....................                    4,413
     191,200   Vermilion Energy Trust (F) ....................                    6,266
      67,200   Zargon Energy Trust (F) .......................                    1,973
                                                                         --------------
               Total Energy ..................................                   14,441
                                                                         --------------
INDUSTRIALS - 1.0%
   COMMERCIAL SERVICES & SUPPLIES - 1.0%
     376,500   Versacold Income Fund (F) .....................                    3,198
                                                                         --------------
               Total Canadian Income Trusts
                  (Cost $17,728) .............................                   25,088
                                                                         --------------

                                                                              VALUE
   SHARES                                                                    (000S)
------------                                                             --------------
REAL ESTATE INVESTMENT TRUSTS (REITS) - 6.4%
      77,300   Entertainment Properties Trust** ..............           $        4,251
     208,100   Equity Inns, Inc. .............................                    3,492
      79,600   Nationwide Health Properties, Inc.** ..........                    2,288
     148,800   OMEGAHealthcare Investors, Inc. ...............                    2,512
      73,400   Redwood Trust, Inc. ...........................                    4,035
     269,800   Winston Hotels, Inc. ..........................                    3,264
                                                                         --------------
               Total REITs
                  (Cost $13,901) .............................                   19,842
                                                                         --------------
  CONTRACTS
------------
PURCHASED PUT OPTIONS - 0.3%
      29,250   iShares Russell 2000 Index,
                  Expires January 2007 @ $49 .................                       73
       3,500   iShares Russell 2000 Index,
                  Expires January 2007 @ $56 .................                        9
       8,000   iShares Russell 2000 Index,
                  Expires January 2008 @ $55 .................                      740
                                                                         --------------
               Total Purchased Put Options
                  (Cost $7,135) ..............................                      822
                                                                         --------------
  PRINCIPAL
   AMOUNT
   (000S)
------------
REPURCHASE AGREEMENT - 3.6%
   (Cost $11,204)
$     11,204   Agreement with Morgan Stanley, 5.270% dated
                  10/31/2006, to be repurchased at $11,206,000
                  on 11/01/2006 (collateralized by
                  U.S. Treasury Note, 2.000% due 01/15/2016,
                  market value $11,579,000) ..................                   11,204
                                                                         --------------
SHORT-TERM INVESTMENT - 18.5%
   (Cost $56,939)
      56,939   Mellon GSLDBT II Collateral Fund+++ ...........                   56,939
                                                                         --------------
TOTAL INVESTMENTS (Cost $313,365*) ...........................   118.7%         366,527
OTHER ASSETS (LIABILITIES) (NET) .............................   (18.7)         (57,677)
                                                                 -----   --------------
NET ASSETS ...................................................   100.0%  $      308,850
                                                                 =====   ==============

----------
*    Aggregate cost for federal tax purposes is $313,620.

** Some or all of these securities are on loan at October 31, 2006, and have an aggregate market value of $54,609,000, representing 17.7% of the total net assets of the Fund (collateral value $56,939,000). (See Note 7 to Financial Statements.)

+    Non-income producing security.

++ Security acquired in a transaction exempt from registration under Rule 144Aof the Securities Act of 1933, as amended.

+++  Represents investment purchased with cash collateral for securities loaned.

                                GLOSSARY OF TERMS

ADR -- American Depositary Receipt
EIS -- Enhanced Income Security
(F) -- Foreign Shares
IDS -- Income Deposit Security

                       See Notes to Financial Statements.

SMALL CAP GROWTH FUND
October 31, 2006

                                                                              VALUE
   SHARES                                                                    (000S)
------------                                                             --------------
COMMON STOCKS - 94.4%
CONSUMER DISCRETIONARY - 18.0%
   CONSUMER DURABLES & APPAREL - 6.1%
      70,160   Carter's, Inc.+** .............................           $        1,980
       4,760   Charles & Colvard Ltd.** ......................                       42
     133,748   Coach, Inc.+** ................................                    5,302
      60,569   Desarrolladora Homex SAde CV, ADR+ ............                    2,659
     126,000   Iconix Brand Group, Inc.+ .....................                    2,349
      42,950   Steven Madden, Ltd.** .........................                    1,853
     101,300   Under Armour, Inc., Class A+** ................                    4,695
     142,300   Volcom, Inc.+** ...............................                    4,662
                                                                         --------------
                                                                                 23,542
                                                                         --------------
   CONSUMER SERVICES - 4.9%
     105,300   BJ's Restaurants Inc.+ ........................                    2,267
      55,900   Chipotle Mexican Grill, Inc., Class A+** ......                    3,349
      28,824   Ctrip.com International Ltd., ADR .............                    1,412
      51,200   LIFE TIME FITNESS, Inc.+** ....................                    2,638
      40,100   Nutri System, Inc.+** .........................                    2,473
      60,100   Shuffle Master, Inc.+ .........................                    1,682
     102,169   Sonic Corporation+** ..........................                    2,324
      69,700   WMS Industries Inc.+** ........................                    2,463
                                                                         --------------
                                                                                 18,608
                                                                         --------------
   MEDIA - 1.4%
     101,400   Focus Media Holding Ltd., ADR+ ................                    5,363
                                                                         --------------
   RETAILING - 5.6%
      55,800   Citi Trends Inc.+ .............................                    2,190
     159,200   GMARKET Inc., ADR+ ............................                    2,643
      68,639   Guitar Center, Inc.+ ..........................                    2,977
     105,000   Gymboree Corporation+** .......................                    4,878
     116,559   Hibbett Sporting Goods, Inc.+ .................                    3,408
      37,100   Priceline.com Inc.+** .........................                    1,495
      28,589   Tractor Supply Company+** .....................                    1,384
      74,000   Zumiez Inc.+** ................................                    2,432
                                                                         --------------
                                                                                 21,407
                                                                         --------------
               Total Consumer Discretionary ..................                   68,920
                                                                         --------------
CONSUMER STAPLES - 1.0%
   FOOD & STAPLES RETAILING - 0.8%
     116,850   Central European Distribution Corporation+ ....                    2,966
                                                                         --------------
   FOOD, BEVERAGE & TOBACCO - 0.2%
      85,000   SunOpta, Inc.+ ................................                      837
                                                                         --------------
               Total Consumer Staples ........................                    3,803
                                                                         --------------
   ENERGY - 8.8%
      72,100   Allis-Chalmers Energy Inc.+** .................                    1,087
      71,024   ATPOil & Gas Corporation+ .....................                    3,053
     114,200   Basic Energy Services, Inc.+ ..................                    2,791
     119,100   Bronco Drilling Company, Inc.+ ................                    2,029
      53,500   CARBO Ceramics Inc.**                                              1,803
     167,061   Carrizo Oil & Gas, Inc.+                                           4,771

                                                                              VALUE
   SHARES                                                                    (000S)
------------                                                             --------------
      78,000   Dril-Quip, Inc.+ ..............................           $        3,072
      66,100   Hercules Offshore, Inc.+ ......................                    2,355
     236,400   Input/Output, Inc.+** .........................                    2,650
      39,600   Lufkin Industries, Inc.** .....................                    2,389
     201,200   Petrohawk Energy Corporation+ .................                    2,280
     120,400   Pioneer Drilling Company+** ...................                    1,581
      54,537   Veritas DGC, Inc.+** ..........................                    3,927
                                                                         --------------
               Total Energy ..................................                   33,788
                                                                         --------------
FINANCIALS - 5.2%
   BANKS - 1.5%
      95,800   Midwest Banc Holdings, Inc.** .................                    2,255
      65,900   Signature Bank+ ...............................                    1,999
      39,800   Sterling Financial Corporation** ..............                    1,324
                                                                         --------------
                                                                                  5,578
                                                                         --------------
   DIVERSIFIED FINANCIALS - 1.5%
     179,068   First Cash Financial Services, Inc.+** ........                    3,870
     131,900   TradeStation Group, Inc.+ .....................                    2,064
                                                                         --------------
                                                                                  5,934
                                                                         --------------
   INSURANCE - 2.2%
      91,400   American Equity Investment Life Holding
                  Company ....................................                    1,166
     155,000   Amerisafe Inc.+ ...............................                    1,931
      83,209   Delphi Financial Group, Inc., Class A .........                    3,266
      60,700   United Fire & Casualty Company** ..............                    2,148
                                                                         --------------
                                                                                  8,511
                                                                         --------------
               Total Financials ..............................                   20,023
                                                                         --------------
HEALTH CARE - 21.5%
   HEALTH CARE EQUIPMENT & SERVICES - 11.6%
      58,500   Abaxis, Inc.+** ...............................                    1,174
      49,014   Advisory Board Company+** .....................                    2,707
      89,900   Align Technology, Inc.+ .......................                    1,246
     118,463   Allscripts Healthcare Solutions, Inc.+** ......                    2,795
      76,116   ArthroCare Corporation+** .....................                    3,076
       1,980   Aspect Medical Systems, Inc.+** ...............                       35
     128,232   Conceptus, Inc.+ ..............................                    2,542
      60,600   Conor Medsystems, Inc.+ .......................                    1,488
      46,400   Foxhollow Technologies Inc.+** ................                    1,625
      91,900   HealthExtras, Inc.+ ...........................                    2,116
     128,600   Healthspring, Inc.+** .........................                    2,590
      40,422   Healthways, Inc.+** ...........................                    1,712
      65,400   Home Diagnostics, Inc.+ .......................                      833
      73,750   Immucor, Inc.+ ................................                    2,030
      85,817   inVentiv Health Inc.+** .......................                    2,454
      85,952   Kyphon, Inc.+ .................................                    3,395
      35,400   LifeCell Corporation+** .......................                      829
     169,500   Micrus Endovascular Corporation+ ..............                    2,271
     103,200   Natus Medical Inc.+** .........................                    1,714
     111,200   Nighthawk Radiology Holdings, Inc.+** .........                    2,263
      19,500   Palomar Medical Technologies, Inc.+** .........                      918
      97,800   Spectranetics Corporation+** ..................                    1,215

                      See Notes to Financial Statements.

SMALL CAP GROWTH FUND
October 31, 2006

                                                                              VALUE
   SHARES                                                                    (000S)
------------                                                             --------------
COMMON STOCKS (CONTINUED)
HEALTH CARE (CONTINUED)
   HEALTH CARE EQUIPMENT & SERVICES (CONTINUED)
      77,900   Syneron Medical Ltd. (F)+** ...................           $        2,004
      49,100   Vital Images, Inc.+ ...........................                    1,524
                                                                         --------------
                                                                                 44,556
                                                                         --------------
   PHARMACEUTICALS & BIOTECHNOLOGY - 9.9%
      84,700   Adams Respiratory Therapeutics, Inc.+** .......                    3,651
      99,998   Aspreva Pharmaceuticals Corporation (F)+** ....                    1,819
      77,200   Cardiome Pharma Corporation+ ..................                      889
      60,300   Combinatorx Inc.+** ...........................                      463
     137,900   CVTherapeutics, Inc.+** .......................                    1,786
      58,438   Digene Corporation+ ...........................                    2,713
     135,200   Keryx Biopharmaceuticals, Inc.+ ...............                    1,898
      11,329   Kos Pharmaceuticals, Inc.+** ..................                      564
     109,544   MGI Pharma, Inc.+ .............................                    2,085
     221,100   Nastech Pharmaceutical Company Inc.+ ..........                    3,889
      65,434   Nektar Therapeutics+** ........................                      944
     134,857   PDLBioPharma Inc.+** ..........................                    2,849
     145,847   Rigel Pharmaceuticals, Inc.+ ..................                    1,614
     148,916   Salix Pharmaceuticals Ltd.+ ...................                    1,985
      96,335   Sciele Pharma, Inc.+ ..........................                    2,101
     167,000   Telik, Inc.+** ................................                    3,165
      89,890   United Therapeutics Corporation+** ............                    5,380
                                                                         --------------
                                                                                 37,795
                                                                         --------------
               Total Health Care .............................                   82,351
                                                                         --------------
INDUSTRIALS - 13.0%
   CAPITAL GOODS - 8.6%
      39,800   Bucyrus International, Inc. ...................                    1,668
     165,880   Ceradyne, Inc.+ ...............................                    6,842
     151,600   Dynamic Materials Corporation .................                    4,888
      50,800   ESCO Technologies Inc.+ .......................                    2,206
     113,300   Essex Corporation+ ............................                    2,230
      78,200   Hexcel Corporation+** .........................                    1,266
      61,100   Ladish Co., Inc.+ .............................                    1,907
      70,575   Lincoln Electric Holdings, Inc. ...............                    4,340
      68,200   NCI Building Systems, Inc.+** .................                    4,082
     157,421   TurboChef Technologies, Inc.+** ...............                    1,952
      74,900   Williams Scotsman International Inc.+** .......                    1,762
                                                                         --------------
                                                                                 33,143
                                                                         --------------
   COMMERCIAL SERVICES & SUPPLIES - 3.4%
      65,200   American Ecology Corporation ..................                    1,356
      35,800   Cowen Group, Inc.+** ..........................                      517
      41,358   CRAInternational Inc.+ ........................                    2,102
      63,800   Exlservice Holdings Inc.+ .....................                    1,327
      70,700   Kenexa Corporation+** .........................                    2,272
      99,016   LECG Corporation+ .............................                    1,950
      66,200   Portfolio Recovery Associates, Inc.+** ........                    3,086
      26,600   Stanley Inc.+                                                        463
                                                                         --------------
                                                                                 13,073
                                                                         --------------

                                                                              VALUE
   SHARES                                                                    (000S)
------------                                                             --------------
   TRANSPORTATION - 1.0%
     133,274   Knight Transportation, Inc.** .................           $        2,428
      48,100   Universal Truckload Services, Inc.+ ...........                    1,252
                                                                         --------------
                                                                                  3,680
                                                                         --------------
               Total Industrials .............................                   49,896
                                                                         --------------
INFORMATION TECHNOLOGY - 25.8%
   COMMUNICATIONS EQUIPMENT - 5.6%
     104,200   Acme Packet, Inc.+ ............................                    1,792
     163,800   ARRIS Group, Inc.+** ..........................                    2,195
     569,700   Finisar Corporation+** ........................                    1,983
     135,800   Oplink Communinications, Inc.+ ................                    2,689
     124,500   Polycom, Inc.+ ................................                    3,411
     303,200   Powerwave Technologies, Inc.+** ...............                    1,974
     199,500   Redback Networks Inc.+** ......................                    3,156
     151,800   Sierra Wireless+** ............................                    1,852
     257,600   Symmetricom, Inc.+ ............................                    2,182
                                                                         --------------
                                                                                 21,234
                                                                         --------------
   COMPUTERS & PERIPHERALS - 1.7%
     106,200   Emulex Corporation+ ...........................                    1,997
     151,000   Rackable Systems Inc.+ ........................                    4,682
                                                                         --------------
                                                                                  6,679
                                                                         --------------
   ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.7%
      88,600   Daktronics, Inc.** ............................                    2,101
      67,600   Optimal Group Inc., Class A+ ..................                      651
                                                                         --------------
                                                                                  2,752
                                                                         --------------
   INTERNET SOFTWARE & SERVICES - 4.7%
      79,800   Akamai Technologies, Inc.+** ..................                    3,739
     183,543   aQuantive, Inc.+** ............................                    4,989
     110,400   DealerTrack Holdings Inc.+** ..................                    2,814
     120,091   Marchex, Inc., Class B+** .....................                    1,703
      49,200   Travelzoo Inc.+** .............................                    1,603
     156,172   ValueClick, Inc.+** ...........................                    2,936
                                                                         --------------
                                                                                 17,784
                                                                         --------------
   IT SERVICES - 2.1%
      75,700   Euronet Worldwide, Inc.+** ....................                    2,250
     100,024   RightNow Technologies, Inc.+** ................                    1,652
     139,200   VeriFone Holdings, Inc.+ ......................                    4,066
                                                                         --------------
                                                                                  7,968
                                                                         --------------
   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 6.8%
     103,900   Atheros Communications, Inc.+** ...............                    2,258
      42,755   Cymer, Inc.+** ................................                    1,981
     130,600   Microsemi Corporation+** ......................                    2,560
      37,000   PLX Technology, Inc.+ .........................                      459
      54,000   Sigma Designs, Inc.+ ..........................                    1,134
      69,200   SiRF Technology Holdings, Inc.+** .............                    1,946
      56,500   Supertex, Inc.+ ...............................                    2,509
     136,284   Tessera Technologies, Inc.+ ...................                    4,757

                       See Notes to Financial Statements.

SMALL CAP GROWTH FUND
October 31, 2006

                                                                              VALUE
   SHARES                                                                    (000S)
------------                                                             --------------
COMMON STOCKS (CONTINUED)
INFORMATION TECHNOLOGY (CONTINUED)
   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONTINUED)
     312,400   Trident Microsystems, Inc.+** .................           $        6,604
      53,300   Varian Semiconductor Equipment Associates,
                  Inc.+** ....................................                    1,945
                                                                         --------------
                                                                                 26,153
                                                                         --------------
   SOFTWARE - 4.2%
     143,700   Concur Technologies, Inc.+ ....................                    2,291
      61,900   DivX, Inc.+** .................................                    1,414
      31,300   FactSet Research Systems Inc. .................                    1,593
     131,300   FalconStor Software, Inc.+** ..................                    1,032
      99,600   Informatica Corporation+ ......................                    1,234
      44,500   Interactive Intelligence, Inc.+ ...............                      792
     150,136   Online Resources Corporation+ .................                    1,571
      31,400   Open Solutions Inc.+** ........................                    1,173
     263,000   TIBCO Software Inc.+ ..........................                    2,433
     212,100   VASCO Data Security International, Inc.+** ....                    2,458
                                                                         --------------
                                                                                 15,991
                                                                         --------------
               Total Information Technology ..................                   98,561
                                                                         --------------
   MATERIALS - 0.6%
      87,800   Zoltek Companies, Inc.+** .....................                    2,201
                                                                         --------------
   TELECOMMUNICATION SERVICES - 0.2%
      30,200   Optium Corporation+ ...........................                      611
                                                                         --------------
   UTILITIES - 0.3%
     147,400   Basin Water, Inc.+** ..........................                    1,229
                                                                         --------------
               Total Common Stocks
                  (Cost $301,293) ............................                  361,383
                                                                         --------------
   REAL ESTATE INVESTMENT TRUSTS (REITS) - 1.4%
      91,240   RAIT Investment Trust** .......................                    2,743
     124,700   Strategic Hotels & Resorts, Inc. ..............                    2,652
                                                                         --------------
               Total REITs
                  (Cost $4,707) ..............................                    5,395
                                                                         --------------

  PRINCIPAL
   AMOUNT                                                                     VALUE
   (000S)                                                                    (000S)
------------                                                             --------------
REPURCHASE AGREEMENT - 3.5%
  (Cost $13,432)
$     13,432   Agreement with Morgan Stanley, 5.270% dated
                  10/31/2006, to be repurchased at $13,434,000
                  on 11/01/2006 (collateralized by U.S.
                  Treasury Note, 2.000% due 01/15/2016, market
                  value $13,881,000) .........................           $       13,432
                                                                         --------------
SHORT-TERM INVESTMENT - 17.5%
   (Cost $66,921)
      66,921   Mellon GSLDBT II
                  Collateral Fund++ ..........................                   66,921
                                                                         --------------
TOTAL INVESTMENTS (Cost $386,353*) ...........................   116.8%         447,131
OTHER ASSETS (LIABILITIES) (NET) .............................   (16.8)         (64,417)
                                                                 -----   --------------
NET ASSETS ...................................................   100.0%  $      382,714
                                                                 =====   ==============

----------
*    Aggregate cost for federal tax purposes is $388,248.

** Some or all of these securities are on loan at October 31, 2006, and have an aggregate market value of $64,382,000 representing 16.6% of the total net assets of the Fund (collateral value $66,921,000). (See Note 7 to Financial Statements.)

+    Non-income producing security.

++   Represents investment purchased with cash collateral for securities loaned.

                                GLOSSARY OF TERMS

ADR -- American Depositary Receipt
(F) -- Foreign Shares

                       See Notes to Financial Statements.

Portfolio of Investments

INTERNATIONAL GROWTH FUND
October 31, 2006

                                                                              VALUE
   SHARES                                                                    (000S)
------------                                                             --------------
COMMON STOCKS - 97.2%
   JAPAN - 22.8% ***
      83,420   Advantest Corporation .........................           $        4,215
     217,400   AEON Company Ltd. .............................                    5,121
     254,000   Bank of Yokohama, Ltd. ........................                    1,963
      82,850   Canon Inc. ....................................                    4,442
      23,000   Daimaru, Inc. .................................                      276
      87,000   Daiwa House Industry Company Ltd. .............                    1,569
      57,700   DENSO CORPORATION .............................                    2,200
      79,400   FANUC Ltd. ....................................                    6,891
      17,900   Hirose Electric Company Ltd. ..................                    2,388
      70,800   Hoya Corporation ..............................                    2,736
      13,200   Idemitsu Kosan Company, Ltd. ..................                    1,284
          65   INPEX Holdings Inc.+ ..........................                      531
         751   Japan Tobacco Inc. ............................                    3,275
      69,100   Kansai Electric Power Company Inc. ............                    1,631
     119,000   Kao Corporation ...............................                    3,124
       8,400   KEYENCE CORPORATION ...........................                    1,860
     137,600   Millea Holdings, Inc. .........................                    5,200
     338,600   Mitsubishi Corporation ........................                    6,543
     323,000   Mitsubishi Estate Company Ltd. ................                    7,733
     405,000   Mitsubishi Heavy Industries Ltd. ..............                    1,808
         444   Mitsubishi UFJ Financial Group, Inc. ..........                    5,581
     167,000   Mitsui & Company Ltd.** .......................                    2,280
      89,000   Mitsui Fudosan Company Ltd. ...................                    2,192
     156,000   Mitsui Sumitomo Insurance Company Ltd. ........                    1,941
       1,639   Mizuho Financial Group, Inc. ..................                   12,767
      23,000   Murata Manufacturing Company Ltd. .............                    1,609
     118,000   NGK Spark Plug Company, Ltd.** ................                    2,487
      31,400   Nintendo Company Ltd. .........................                    6,422
     219,000   Nippon Electric Glass Company, Ltd. ...........                    4,719
         432   Nippon Telegraph & Telephone Corporation ......                    2,176
     753,600   Nissan Motor Company Ltd. .....................                    9,027
     153,300   Nitto Denko Corporation .......................                    8,743
     112,000   Nomura Holdings, Inc. .........................                    1,977
         134   NTT Urban Development Corporation .............                    1,157
      45,630   ORIX Corporation ..............................                   12,855
      21,100   Rohm Company Ltd. .............................                    1,941
      20,200   Shimamura Company Ltd. ........................                    2,185
      66,200   Shin-Etsu Chemical Company Ltd. ...............                    4,341
      53,800   SMC Corporation ...............................                    7,351
     866,100   SOFTBANK Corporation** ........................                   18,958
     241,000   Sompo Japan Insurance Inc. ....................                    3,206
      37,190   Sony Corporation ..............................                    1,542
     449,000   Sumitomo Corporation ..........................                    5,904
     505,000   Sumitomo Metal Industries, Ltd. ...............                    1,900
       2,538   Sumitomo Mitsui Financial Group, Inc. .........                   27,777
     137,000   Sumitomo Realty & Development Company, Ltd. ...                    4,545
     377,000   Suzuki Motor Corporation ......................                   10,702
      24,950   T&D Holdings, Inc. ............................                    1,824
      38,600   Takeda Pharmaceutical Company Ltd. ............                    2,479
      19,100   TDK Corporation ...............................                    1,494
     110,900   Tokyo Electric Power Company Inc.** ...........                    3,224
      90,600   Tokyo Electron Ltd. ...........................                    6,770

                                                                              VALUE
   SHARES                                                                    (000S)
------------                                                             --------------
     507,000   Tokyo Gas Company Ltd. ........................           $        2,588
     466,000   Tokyu Corporation .............................                    3,156
   1,126,000   Toshiba Corporation** .........................                    7,124
      25,700   Toyota Motor Corporation (F) ..................                    1,523
     112,000   Trend Micro Inc.** ............................                    3,591
      83,700   USHIO Inc. ....................................                    1,743
       7,830   Yahoo! Japan Corporation** ....................                    3,046
      47,000   Yamada Denki Company Ltd. .....................                    4,678
     310,500   Yamato Holdings Company, Ltd. .................                    4,848
                                                                         --------------
                                                                                279,163
                                                                         --------------
   UNITED KINGDOM - 13.4%
       9,600   Anglo American PLC ............................                      437
      24,200   Anglo American PLC (F) ........................                    1,091
     437,000   ARM Holdings PLC ..............................                      982
     156,400   AstraZeneca PLC ...............................                    9,243
      97,000   AstraZeneca PLC (F) ...........................                    5,748
     365,100   Astro All Asia Networks PLC ...................                      498
   1,195,800   BAE Systems PLC ...............................                    9,569
     170,500   Barclays PLC ..................................                    2,301
     110,084   BHP Billiton PLC ..............................                    2,123
     137,300   Brambles Industries PLC** .....................                    1,292
     174,563   Cadbury Schweppes PLC (F) .....................                    1,756
     633,900   HBOS PLC ......................................                   13,144
     197,900   HSBC Holdings PLC .............................                    3,752
     208,600   Imperial Chemical Industries PLC ..............                    1,619
     105,600   Johnston Press PLC ............................                      844
      10,800   Kazakhmys PLC .................................                      247
     470,000   Kingfisher PLC ................................                    2,360
     278,400   Lloyds TSB Group PLC ..........................                    2,971
      12,700   Lonmin PLC ....................................                      703
      26,800   Nikanor PLC+ ..................................                      305
     163,400   Pearson PLC ...................................                    2,411
     761,600   Reed Elsevier PLC .............................                    8,673
      62,500   Rio Tinto PLC .................................                    3,448
     643,500   Royal Bank of Scotland Group PLC++ ............                   22,930
     415,448   Royal Dutch Shell PLC** .......................                        0
     334,448   Royal Dutch Shell PLC, A Shares ...............                   11,589
     121,402   Royal Dutch Shell PLC, B Shares ...............                    4,349
     180,400   Scottish & Southern Energy PLC ................                    4,522
     175,100   Smith & Nephew PLC ............................                    1,711
     224,000   Standard Chartered PLC ........................                    6,303
     328,900   Tesco PLC .....................................                    2,469
     194,000   TI Automotive Ltd., Class A+# .................                        0
  10,785,942   Vodafone Group PLC (F) ........................                   27,776
      85,066   Xstrata PLC ...................................                    3,635
     267,000   Yell Group PLC ................................                    3,173
                                                                         --------------
                                                                                163,974
                                                                         --------------
   FRANCE - 8.8%
      38,895   Accor SA** ....................................                    2,701
      68,333   AXAGroup** ....................................                    2,603
      89,660   BNPParibas SA** ...............................                    9,859
     243,379   Bouygues SA++** ...............................                   14,189
      30,500   Compagnie Generale des Etablissements Michelin,
                  Class B** ..................................                    2,488

                       See Notes to Financial Statements.

INTERNATIONAL GROWTH FUND
October 31, 2006

                                                                              VALUE
   SHARES                                                                    (000S)
------------                                                             --------------
COMMON STOCKS (CONTINUED)
   FRANCE (CONTINUED)
      24,800   Dassault Systemes SA** ........................           $        1,354
      21,200   Essilor International SA** ....................                    2,224
      24,300   Groupe Danone** ...............................                    3,560
      14,747   L'Air Liquide SA** ............................                    3,139
      45,300   L'Oreal SA** ..................................                    4,406
      45,500   Lafarge SA** ..................................                    6,115
      44,200   Renault SA** ..................................                    5,170
      56,700   Safran SA** ...................................                    1,283
     212,400   Sanofi-Aventis Group (F)** ....................                   18,054
      82,587   Schneider Electric SA** .......................                    8,580
      18,795   Societe Generale Group** ......................                    3,123
      85,100   Thales SA** ...................................                    3,933
     101,640   Total SA** ....................................                    6,882
      74,400   Veolia Environnement SA** .....................                    4,555
      88,800   Vivendi SA** ..................................                    3,363
                                                                         --------------
                                                                                107,581
                                                                         --------------
   SWITZERLAND - 6.9%
      31,000   Adecco SA .....................................                    1,915
     236,782   Compagnie Financiere Richemont AG,
                  A Units** ..................................                   11,715
      99,139   Credit Suisse Group ...........................                    5,977
     125,739   Holcim Ltd. ...................................                   10,825
      31,081   Nestle SA (F) .................................                    10,618
     304,687   Novartis AG (F) ...............................                   18,491
      33,331   Roche Holding AG-Genusschein (F) ..............                    5,833
     145,924   Swiss Reinsurance Company** ...................                   11,964
      11,589   Swisscom AG ...................................                    4,048
      10,500   Synthes, Inc. .................................                    1,191
      31,570   UBS AG ........................................                    1,885
                                                                         --------------
                                                                                 84,462
                                                                         --------------
   CANADA - 5.8%
     153,900   Abitibi-Consolidated Inc.** ...................                      381
     224,700   Alcan Inc.** ..................................                   10,539
      18,800   Banro Corporation+,++ .........................                      237
       3,700   Barrick Gold Corporation ......................                      115
     244,900   Barrick Gold Corporation (F) ..................                    7,592
     219,400   Cameco Corporation ............................                    7,717
      27,500   Canadian Imperial Bank of Commerce** ..........                    2,145
     164,700   Canadian Natural Resources Ltd. ...............                    8,573
      33,000   CIC Energy Corporation+** .....................                      254
      34,100   EnCana Corporation ............................                    1,619
      54,800   Finning International Inc. ....................                    1,940
      27,600   Magna International Inc., Class A** ...........                    2,066
      51,600   Manulife Financial Corporation** ..............                    1,677
      81,100   Methanex Corporation** ........................                    1,837
      21,000   Platmin Ltd.+ .................................                       81
      70,700   Potash Corporation of Saskatchewan Inc. .......                    8,856
      36,100   Rogers Communications Inc., Class B ...........                    2,160
      43,700   Royal Bank of Canada** ........................                    1,938
      50,700   Shoppers Drug Mart Corporation ................                    2,065
      53,800   Suncor Energy Inc. ............................                    4,132
      29,500   Teck Cominco Ltd., Class B ....................                    2,172

                                                                              VALUE
   SHARES                                                                    (000S)
------------                                                             --------------
      51,000   TELUS Corporation** ...........................           $        2,925
                                                                         --------------
                                                                                 71,021
                                                                         --------------
   GERMANY - 4.1%
      30,200   Allianz AG ....................................                    5,605
      38,700   Bayer AG ......................................                    1,948
      28,500   Bayerische Motoren Werke (BMW) AG** ...........                    1,637
      67,000   Commerzbank AG ................................                    2,378
      18,400   Continental AG ................................                    2,058
      56,500   DaimlerChrysler AG ............................                    3,223
      15,500   Deutsche Bank AG ..............................                    1,951
      16,137   Deutsche Boerse AG ............................                    2,602
      97,600   Deutsche Post AG ..............................                    2,703
      37,400   SAPAG .........................................                    7,441
      94,200   Siemens AG ....................................                    8,476
      99,300   Volkswagen AG** ...............................                    9,797
                                                                         --------------
                                                                                 49,819
                                                                         --------------
   NETHERLANDS - 3.6%
     269,469   ABN AMRO Holding NV ...........................                    7,859
     190,679   AEGON NV ......................................                    3,507
      12,363   Efes Breweries International, GDR+ ............                      377
      85,625   Heineken Holding NV ...........................                    3,350
      97,706   Heineken NV ...................................                    4,428
     334,814   ING Groep NV ..................................                   14,832
     482,100   Koninklijke (Royal) KPN NV ....................                    6,442
      79,400   Reed Elsevier NV ..............................                    1,365
      75,600   Unilever NV** .................................                    1,864
      15,300   X 5 Retail Group NV, GDR+ .....................                      338
                                                                         --------------
                                                                                 44,362
                                                                         --------------
   SOUTH KOREA - 3.3% ***
     100,920   Asiana Airlines+ ..............................                      681
         590   Cheil Communications Inc. .....................                      130
      20,000   Daewoo Securities Company, Ltd. ...............                      370
       2,600   Doosan Heavy Industries and Construction
                  Company Ltd. ...............................                       99
      14,830   Doosan Infracore Company Ltd. .................                      286
      12,160   GS Engineering & Construction Corporation .....                      946
      79,290   Hankook Tire Company Ltd. .....................                    1,145
      16,120   Hyundai Development Company ...................                      813
       2,340   Hyundai Heavy Industries Company Ltd. .........                      344
         980   Hyundai Mipo Dockyard Company Ltd. ............                      130
       9,460   Hyundai Mobis .................................                      924
      17,870   Hyundai Motor Company .........................                    1,453
       2,150   Hyundai Steel Company .........................                       76
       4,380   Kia Motors Corporation ........................                       66
      72,610   Kookmin Bank ..................................                    5,772
       8,030   Kookmin Bank, Sponsored ADR ...................                      637
       8,310   LG Chem Ltd. ..................................                      339
       5,100   LG.Philips LCD Company Ltd., ADR+** ...........                       81
       1,560   Lotte Shopping Company Ltd. ...................                      591
       4,610   LS Cable Ltd. .................................                      194
      38,800   Macquarie Korea Infrastructure Fund ...........                      264
      33,300   Macquarie Korea Infrastructure Fund, GDR++ ....                      223

                       See Notes to Financial Statements.

INTERNATIONAL GROWTH FUND
October 31, 2006

                                                                              VALUE
   SHARES                                                                    (000S)
------------                                                             --------------
COMMON STOCKS (CONTINUED)
   SOUTH KOREA (CONTINUED)
         350   Nong Shim Company Ltd. ........................           $           95
       2,760   POSCO .........................................                      766
       2,300   POSCO, ADR ....................................                      162
      13,750   Pusan Bank ....................................                      177
       2,470   Samsung Electro-Mechanics Company, Ltd.+ ......                      105
      27,662   Samsung Electronics Company Ltd. ..............                   17,937
      19,300   Samsung Engineering Company Ltd. ..............                      884
      15,330   Samsung Fire & Marine Insurance Company Ltd. ..                    2,375
       1,210   Samsung Heavy Industries Company, Ltd. ........                       32
       3,630   Samsung Securities Company Ltd. ...............                      196
      25,530   Shinhan Financial Group Company Ltd. ..........                    1,177
       1,290   Shinsegae Company Ltd. ........................                      743
       4,890   SK Corporation ................................                      359
       9,300   Sungshin Cement Company Ltd. ..................                      137
      11,040   Woori Finance Holdings Company Ltd. ...........                      236
                                                                         --------------
                                                                                 40,945
                                                                         --------------
   SPAIN - 3.3%
      62,400   Altadis, SA** .................................                    2,987
     506,900   Banco Bilbao Vizcaya Argentaria SA ............                   12,240
     573,000   Banco Santander Central Hispano SA** ..........                    9,917
      22,300   Grupo Ferrovial, SA ...........................                    2,061
      31,200   Iberdrola SA ..................................                    1,431
      61,300   Industria de Diseno Textil SA (Inditex) .......                    2,931
     198,100   Repsol YPF SA** ...............................                    6,574
     108,874   Telefonica SA** ...............................                    2,098
                                                                         --------------
                                                                                 40,239
                                                                         --------------
   TAIWAN - 2.6% ***
     804,000   Advanced Semiconductor Engineering Inc.+ ......                      743
   1,195,400   Asia Cement Corporation .......................                      976
     176,700   Asustek Computer Inc. .........................                      429
      82,500   Asustek Computer Inc., GDR ....................                      200
     100,872   AU Optronics Corporation, ADR .................                    1,370
     138,563   Cathay Financial Holding Company, Ltd. ........                      269
      59,302   Cathay Financial Holding Company, Ltd.,
                  GDR++ ......................................                    1,150
      27,080   Chi Mei Optoelectronics Corporation, GDR ......                      280
     218,000   China Life Insurance Company, Ltd.+ ...........                      107
      23,805   China Steel Corporation, Sponsored GDR ........                      421
     385,280   Chinatrust Financial Holding Company Ltd. .....                      280
      36,844   Chong Hong Construction Company, Ltd. .........                       98
     582,000   Cosmos Bank Taiwan+ ...........................                      212
     561,423   CTCI Corporation ..............................                      376
     331,800   Delta Electronics Inc. ........................                      938
   1,994,000   EVA Airways Corporation .......................                      785
     201,000   Fubon Financial Holding Company, Ltd.,
                  GDR** ......................................                    1,638
      20,400   High Tech Computer Corporation ................                      506
      58,800   Hon Hai Precision Industry Company, Ltd.++ ....                      381

                                                                              VALUE
   SHARES                                                                    (000S)
------------                                                             --------------
     460,800   Hon Hai Precision Industry Company, Ltd.,
                  GDR ........................................           $        5,971
      26,000   Innolux Display Corporation+ ..................                       40
     125,300   MediaTek Inc. .................................                    1,222
     307,000   Mega Financial Holding Company, Ltd. ..........                      216
      53,000   Phison Electronics Corporation ................                      274
     314,000   President Chain Store Corporation .............                      691
     104,994   Quanta Computer Inc.++ ........................                      156
      77,000   Siliconware Precision Industries Company ......                       98
     619,000   SinoPac Financial Holdings Company, Ltd. ......                      313
     721,000   Synnex Technology International Corporation ...                      659
   1,392,385   Taiwan Cement Corporation .....................                    1,099
     517,000   Taiwan Semiconductor Manufacturing Company
                  Ltd. .......................................                      948
     836,810   Taiwan Semiconductor Manufacturing Company
                  Ltd., Sponsored ADR** ......................                    8,117
      39,000   Teco Electric & Machinery Company, Ltd. .......                       15
     310,427   Test-Rite International Company, Ltd. .........                      161
     367,000   Tong Yang Industry Company, Ltd. ..............                      266
                                                                         --------------
                                                                                 31,405
                                                                         --------------
   MEXICO - 2.5%
       7,800   Alsea SA de CV ................................                       37
     451,400   America Movil SA de CV, ADR ...................                   19,352
     848,100   Carso Infraestructura y Construccion SA
                  de CV+ .....................................                      639
       8,500   Cemex SA de CV, Sponsored ADR+ ................                      261
     188,000   Controladora Comercial Mexicana SA de CV ......                      382
     265,500   Empresas ICA SA de CV+ ........................                      910
     133,500   Gruma SA, Class B .............................                      433
     129,800   Grupo FAMSA SA, Class A+,++ ...................                      416
     141,529   Grupo Financiero Banorte SA de CV .............                      513
      64,600   Grupo Financiero Inbursa SA de CV .............                      117
     105,100   Grupo Televisa SA, Sponsored ADR ..............                    2,594
     123,500   Impulsora del Desarrollo y el Empleo en
                  America Latina, SA de CV+ ..................                      124
     154,800   Kimberly-Clark de Mexico, SA de CV ............                      648
   1,067,800   Wal-Mart de Mexico SA de CV, Series V .........                    3,713
                                                                         --------------
                                                                                 30,139
                                                                         --------------
   AUSTRALIA - 2.2% ***
     326,300   Amcor Ltd.** ..................................                    1,748
     202,878   Brambles Industries Ltd.** ....................                    1,961
     422,000   Foster's Group Ltd. ...........................                    2,108
     677,209   Insurance Australia Group Ltd. ................                    2,910
      59,881   Macquarie Bank Ltd. ...........................                    3,457
     169,100   Promina Group Ltd. ............................                      890
     125,943   QBE Insurance Group Ltd. ......................                    2,409
     416,360   Rinker Group Ltd. .............................                    5,981
     523,786   Telstra Corporation Ltd.** ....................                    1,606
     273,281   Woolworths Ltd. ...............................                    4,379
                                                                         --------------
                                                                                 27,449
                                                                         --------------

                       See Notes to Financial Statements.

INTERNATIONAL GROWTH FUND
October 31, 2006

                                                                              VALUE
   SHARES                                                                    (000S)
------------                                                             --------------
COMMON STOCKS (CONTINUED)
   HONG KONG - 2.1% ***
     817,400   Bank of East Asia, Ltd. .......................           $        3,905
     950,000   BOC Hong Kong (Holdings) Ltd. .................                    2,125
     318,000   Clear Media Ltd.+** ...........................                      446
     559,000   Foxconn International Holdings Ltd.+ ..........                    1,858
      44,000   FU JI Food & Catering Services ................                       77
     124,000   Guangdong Investment Ltd. .....................                       52
     850,000   Hang Lung Properties Ltd. .....................                    1,854
     911,500   Johnson Electric Holdings Ltd. ................                      718
      17,500   Kingboard Chemical Holdings Ltd. ..............                       62
   1,051,400   Li & Fung Ltd. ................................                    2,751
       8,000   Melco International Development Ltd. ..........                       20
     670,000   Shangri-La Asia Ltd. ..........................                    1,454
     227,000   Sung Hung Kai Properties Ltd. .................                    2,482
     693,000   Swire Pacific Ltd., Class A ...................                    7,320
     202,000   TPV Technology Ltd. ...........................                      168
                                                                         --------------
                                                                                 25,292
                                                                         --------------
   SOUTH AFRICA - 2.1%
     101,500   ABSA Group Ltd. ...............................                    1,571
       9,900   Anglo Platinum Ltd. ...........................                    1,062
       6,800   AngloGold Ashanti Ltd. ........................                      289
      15,600   AngloGold Ashanti Ltd., Sponsored ADR .........                      664
      38,800   Aspen Pharmacare Holdings Ltd. ................                      176
     150,800   Aveng Ltd. ....................................                      639
      16,372   Cashbuild Ltd. ................................                       95
      74,200   Edgars Consolidated Stores Ltd. ...............                      370
      70,500   FirstRand Ltd. ................................                      184
      69,200   Gold Fields Ltd. ..............................                    1,146
     125,700   Harmony Gold Mining Company Ltd.+ .............                    1,906
       7,500   Impala Platinum Holdings Ltd. .................                    1,318
      89,000   Massmart Holdings Ltd. ........................                      716
       9,100   Mittal Steel South Africa Ltd. ................                      109
       9,600   Mr. Price Group Ltd. ..........................                       27
     224,153   Murray & Roberts Holdings Ltd. ................                    1,158
     102,258   Mvelaphanda Resources Ltd.+ ...................                      448
      13,800   Naspers Ltd., N Shares ........................                      250
     133,821   Network Healthcare Holdings Ltd. ..............                      227
       9,400   Sappi Limited, Sponsored ADR ..................                      133
      42,300   Sappi Ltd. ....................................                      603
     300,100   Sasol Ltd. ....................................                   10,299
     121,800   Standard Bank Group Ltd. ......................                    1,430
      28,500   Truworths International Ltd. ..................                      100
      26,088   Wilson Bayly Holmes-Ovcon Ltd. ................                      245
                                                                         --------------
                                                                                 25,165
                                                                         --------------
   CHINA - 1.5% ***
     122,000   Advanced Semiconductor Manufacturing
                  Corporation, Class H+,++ ...................                       18
     154,000   Agile Property Holdings Ltd. ..................                      136
     215,900   Angang New Steel Company Ltd., Class H ........                      221
     736,000   Anhui Conch Cement Company Ltd., Class H ......                    1,637
     934,000   Beijing Capital International Airport Company
                  Ltd., Class H** ............................                      599

                                                                              VALUE
   SHARES                                                                    (000S)
------------                                                             --------------
      84,000   Beijing Enterprises Holdings Ltd. .............           $          168
     555,000   Bio-Treat Technology Ltd. .....................                      217
     486,700   BOE Technology Group Company Ltd., Class B+ ...                       82
     968,000   China Construction Bank, Class H ..............                      436
       3,600   China Life Insurance Company Ltd., ADR ........                      304
     389,000   China Life Insurance Company Ltd., Class H ....                      819
     698,000   China Mengniu Dairy Company Ltd. ..............                    1,269
     189,500   China Netcom Group Corporation Ltd. ...........                      337
     520,000   China Oilfield Services Ltd., Class H .........                      292
      86,000   China Overseas Land & Investment Ltd. .........                       78
     166,000   China Paradise Electronics Retail Ltd. ........                       49##
     208,000   China Resources Enterprise Ltd. ...............                      482
     502,000   China Shenhua Energy Company Limited,
                  Class H ....................................                      883
     272,140   Chongqing Changan Automobile Company Ltd.,
                  Class B ....................................                      145
       8,700   Ctrip.com International Ltd., ADR .............                      426
     928,000   Dalian Port (PDA) Company Ltd., Class H+,++ ...                      449
   3,292,000   Dongfeng Motor Corporation Ltd., Class H+ .....                    1,473
     659,000   GOME Electrical Appliances Holdings Ltd.** ....                      568##
     116,000   Guangzhou Shipyard International Company Ltd.,
                  Class H+ ...................................                      142
       1,100   Home Inns & Hotels Management, Inc., ADR+ .....                       27
   3,106,000   Industrial & Commercial Bank of China,
                  Class H+ ...................................                    1,390
   1,654,000   Lenovo Group Ltd.** ...........................                      704
     182,000   Li Ning Company Ltd. ..........................                      215
     187,000   Lianhua Supermarket Holdings Ltd.** ...........                      238
     746,000   Nine Dragons Paper Holdings Ltd.+ .............                      950
   1,174,000   PetroChina Company Ltd., Class H ..............                    1,294
     314,000   Shanghai Forte Land Company Ltd., Class H .....                      138
     712,000   Shanghai Prime Machinery Company Ltd.,
                  Class H+ ...................................                      231
     588,000   Tsingtao Brewery Company Ltd., Class H ........                      818
     112,000   Weichai Power Company Ltd., Class H ...........                      269
      60,500   Weiqiao Textile Company Ltd., Class H .........                       83
     632,000   Wumart Stores, Inc., Class H ..................                      589
      76,800   ZTE Corporation, Class H** ....................                      284
                                                                         --------------
                                                                                 18,460
                                                                         --------------
   BRAZIL - 1.2%
      29,000   Banco Nossa Caixa SA ..........................                      680
      78,000   Companhia de Bebidas das Americas, ADR ........                    3,071
      51,000   Companhia de Concessoes Rodoviarias ...........                      545
      60,000   Companhia de Saneamento de Minas Gerais -
                  Copasa MG ..................................                      559
      23,000   Companhia Vale do Rio Doce, Sponsored ADR** ...                      500
      67,000   Empresa Brasileira de Aeronautica SA ..........                      695
      18,900   Empresa Brasileira de Aeronautica SA, ADR** ...                      787

                       See Notes to Financial Statements.

INTERNATIONAL GROWTH FUND
October 31, 2006

                                                                              VALUE
   SHARES                                                                    (000S)
------------                                                             --------------
COMMON STOCKS (CONTINUED)
   BRAZIL (CONTINUED)
      12,500   Gerdau SA, Sponsored ADR (F)** ................           $          185
  11,769,000   Light SA+ .....................................                      101
      95,000   Lojas Renner SA ...............................                    1,188
       5,000   M Dias Branco SA+ .............................                       49
      38,000   Medial Saude SA+ ..............................                      385
      44,000   Natura Cosmeticos SA ..........................                      606
      15,000   Obrascon Huarte Lain Brasil SA+ ...............                      194
      56,080   Perdigao SA ...................................                      653
      11,000   Petroleo Brasiliero SA, ADR ...................                      891
      12,000   Submarino SA ..................................                      245
      16,500   Telemig Celular Participacoes SA, ADR** .......                      557
 192,001,000   Tim Participacoes SA ..........................                      906
     589,033   Tim Participacoes SA - Rights .................                        3
      26,600   Tim Participacoes SA, ADR** ...................                      894
       4,000   Unibanco - Uniao de Bancos Brasileiros SA,
                  GDR ........................................                      315
       3,000   Usinas Siderurgicas de Minas Gerais SA ........                      117
                                                                         --------------
                                                                                 14,126
                                                                         --------------
   INDIA - 1.1%
     400,300   Gujarat Ambuja Cements Ltd., Sponsored GDR ....                    1,044
     171,400   Infosys Technologies Ltd., Sponsored ADR** ....                    8,930
      97,500   McDowell & Company Ltd., GDR+ .................                      869##
      12,700   Reliance Energy Ltd., GDR .....................                      408
      30,430   Reliance Industries Ltd., Sponsored GDR .......                    1,657
      60,700   Wipro Ltd., ADR** .............................                      884
                                                                         --------------
                                                                                 13,792
                                                                         --------------
   RUSSIA - 1.0%
       9,300   Evraz Group SA, GDR, S Shares .................                      239
      25,900   Evraz Group SA, GDR, S Shares (F)++ ...........                      671
      39,900   Gazprom, Sponsored ADR (F) ....................                    1,690
       4,500   Mining and Metallurgical Company Norilsk
                  Nickel, ADR ................................                      637
      47,800   Mobile TeleSystems, Sponsored ADR .............                    2,107
      48,600   Novolipetsk Steel, GDR++ ......................                      982
      62,250   Oao Rosneft Oil Company, GDR+ .................                      533
      19,025   OAO TMK, GDR+ .................................                      479
       5,350   Polyus Gold, ADR+ .............................                      253
      11,300   X 5 Retail Group NV, GDR+,++ ..................                      251
      40,400   Unified Energy System of Russia, GDR** ........                    3,040
      27,400   Vimpel-Communications, Sponsored ADR+ .........                    1,808
                                                                         --------------
                                                                                 12,690
                                                                         --------------
   FINLAND - 0.9%
      50,600   Neste Oil Oyj .................................                    1,593
      78,900   Nokia Oyj .....................................                    1,566
     112,600   Stora Enso Oyj - R Shares .....................                    1,822
     234,200   UPM-Kymmene Oyj ...............................                    5,945
                                                                         --------------
                                                                                 10,926
                                                                         --------------

                                                                              VALUE
   SHARES                                                                    (000S)
------------                                                             --------------
   SINGAPORE - 0.8% ***
     381,000   Banyan Tree Holdings Ltd.+,++ .................           $          230
     149,000   DBS Group Holdings Ltd. .......................                    1,952
   3,375,041   Singapore Telecommunications Ltd.++ ...........                    5,738
     122,000   United Overseas Bank Ltd. .....................                    1,387
     115,000   Yanlord Land Group Ltd.+,++ ...................                      107
                                                                         --------------
                                                                                  9,414
                                                                         --------------
   SWEDEN - 0.7%
      92,100   Assa Abloy AB, B Shares .......................                    1,773
      58,500   Atlas Copco AB, Class A .......................                    1,709
      28,500   Scania AB, B Shares** .........................                    1,951
     927,000   Telefonaktiebolaget LM Ericsson, B Shares .....                    3,517
                                                                         --------------
                                                                                  8,950
                                                                         --------------
   INDONESIA - 0.7% ***
   5,617,500   PT Bank Mandiri ...............................                    1,680
   1,430,000   PT Bank Rakyat Indonesia ......................                      769
   1,003,000   PT Ciputra Surya Tbk ..........................                      102
     367,500   PT Jaya Real Property Tbk .....................                       30
   1,111,000   PT Medco Energi Internasional Tbk .............                      405
   1,425,500   PT Ramayana Lestari Sentosa Tbk ...............                      131
   1,123,800   PT Summarecon Agung Tbk .......................                      146
   6,078,500   PT Telekomunikasi Indonesia ...................                    5,603
                                                                         --------------
                                                                                  8,866
                                                                         --------------
   BELGIUM - 0.7%
     113,300   Fortis ........................................                    4,753
      57,800   SES GLOBAL, FDR ...............................                      885
      51,400   UCB Group SA ..................................                    3,182
                                                                         --------------
                                                                                  8,820
                                                                         --------------
   IRELAND - 0.6%
     141,168   CRH PLC .......................................                    4,989
     171,200   Depfa Bank PLC ................................                    2,875
                                                                         --------------
                                                                                  7,864
                                                                         --------------
   TURKEY - 0.6%
     369,137   Akbank TAS ....................................                    2,102
      33,523   Anadolu Efes Biracilik ve Malt Sanayii AS .....                      920
      68,300   Coca-Cola Icecek Uretim AS+ ...................                      401
      48,342   Dogan Yayin Holding AS+ .......................                      186
      14,140   Enka Insaat ve Sanayi AS ......................                      119
      81,975   Hurriyet Gazetecilik ve Matbaacilik AS ........                      235
      39,214   Migros Turk AS+ ...............................                      452
      64,827   Selcuk Ecza Deposu Ticaret ve Sanayi AS+ ......                      218
      57,559   Tupras-Turkiye Petrol Rafinerileri AS .........                      956
     213,000   Turkiye Garanti Bankasi AS ....................                      782
     187,595   Turkiye Is Bankasi, Class C ...................                    1,217
                                                                         --------------
                                                                                  7,588
                                                                         --------------
   ISRAEL - 0.6%
     118,600   Bank Hapoalim BM ..............................                      591
     101,468   Bank Leumi Le-Israel ..........................                      420

                       See Notes to Financial Statements.

INTERNATIONAL GROWTH FUND
October 31, 2006

                                                                              VALUE
   SHARES                                                                    (000S)
------------                                                             --------------
COMMON STOCKS (CONTINUED)
   ISRAEL (CONTINUED)
     321,700   Bezeq Israeli Telecommunication
                  Corporation Ltd ............................           $          438
      34,032   Israel Chemicals Limited ......................                      194
         895   Mizrahi Tefahot Bank Ltd ......................                        6
       7,700   Orbotech, Ltd.+ ...............................                      186
      22,900   Partner Communications Company Ltd. ...........                      245
     149,200   Supersol Ltd.+ ................................                      559
     132,700   Teva Pharmaceutical Industries Ltd.,
                  Sponsored ADR ..............................                    4,375
                                                                         --------------
                                                                                  7,014
                                                                         --------------
   THAILAND - 0.5% ***
      24,800   Advanced Info Service Public Company
                  Limited (F) ................................                       61
      35,900   Advanced Info Service Public Company
                  Limited, NVDR ..............................                       88
     476,300   Bank of Ayudhya PCL, NVDR .....................                      243
     109,200   Banpu Public Comany Ltd., NVDR ................                      476
     241,200   Bumrungrad Hospital Public Company
                  Ltd. (F) ...................................                      242
     198,700   Electricity Generating PCL, NVDR ..............                      487
     313,200   Glow Energy PCL(F) ............................                      262
     366,400   Kasikornbank PCL(F) ...........................                      719
      95,300   Kiatnakin Bank PCL, NVDR ......................                       83
   2,281,500   Krung Thai Bank PCL(F) ........................                      808
     584,200   Major Cineplex Group PCL(F) ...................                      239
     125,800   Ratchaburi Electricity Generating Holding
                  PCL(F) .....................................                      142
      56,600   Siam City Cement PCL(F) .......................                      380
     148,700   Thai Airways International PCL(F) .............                      195
   6,434,000   Thai Beverages PCL++ ..........................                    1,199
     232,000   Thanachart Capital PCL, NVDR ..................                       96
     144,900   TISCO Bank PCL(F) .............................                      107
     554,600   TISCO Bank PCL, NVDR ..........................                      393
                                                                         --------------
                                                                                  6,220
                                                                         --------------
   MALAYSIA - 0.5% ***
     726,900   AirAsia BHD+ ..................................                      299
     548,100   Bumiputra-Commerce Holdings BHD ...............                    1,035
     145,000   EON Capital BHD ...............................                      228
      17,100   Genting BHD ...................................                      125
     522,400   IJM Corporation BHD ...........................                      880
     218,300   IOI Corporation BHD ...........................                    1,028
       7,100   KNM Group Berhad ..............................                       13
      54,500   Maxis Communications BHD ......................                      134
      98,800   MISC BHD (F) ..................................                      238
      91,800   Naim Cendera Holdings BHD .....................                       75
      63,600   Resorts World BHD .............................                      207
     109,600   Road Builder (M) Holdings BHD .................                       87
     469,200   SPSetia BHD ...................................                      504
      19,400   Tanjong PLC (F) ...............................                       64
     105,000   Tenaga Nasional BHD ...........................                      288
       9,300   Top Glove Corporation BHD .....................                       27

                                                                              VALUE
   SHARES                                                                    (000S)
------------                                                             --------------
     146,100   Transmile Group BHD ...........................           $          508
     195,100   UMW Holdings BHD ..............................                      390
                                                                         --------------
                                                                                  6,130
                                                                         --------------
   ITALY - 0.5%
     322,200   Banca Intesa SpA** ............................                    2,202
      70,550   Eni SpA .......................................                    2,128
      66,500   SanPaolo IMI SpA** ............................                    1,420
                                                                         --------------
                                                                                  5,750
                                                                         --------------
   EGYPT - 0.4%
      40,450   Commercial International
                  Bank, GDR++ ................................                      371
      38,604   Mobinil (Egyptian Mobile Phone Network) .......                    1,077
      36,900   Orascom Construction Industries, GDR++ ........                    3,186
                                                                         --------------
                                                                                  4,634
                                                                         --------------
   DENMARK - 0.3%
      51,800   Novo Nordisk A/S, Class B .....................                    3,912
                                                                         --------------
   AUSTRIA - 0.2%
      23,600   Erste Bank der Oesterreichischen
                  Sparkassen AG ..............................                    1,607
      11,900   Raiffeisen International Bank Holding AG ......                    1,362
                                                                         --------------
                                                                                  2,969
                                                                         --------------
   NORWAY - 0.2%
     127,700   DnB NOR ASA ...................................                    1,672
      76,713   Norske Skogindustrier ASA .....................                    1,209
                                                                         --------------
                                                                                  2,881
                                                                         --------------
   UNITED STATES - 0.2%
      17,400   CTC Media, Inc.+ ..............................                      422
       1,400   Freeport-McMoRan Copper & Gold, Inc.,
                  Class B ....................................                       85
       8,400   Net 1 UEPS Technologies, ......................
                  Inc.+ ......................................                      207
      60,197   News Corporation (F), CDI .....................                    1,268
      16,400   Transmeridian Exploration Inc.+ ...............                       58
                                                                         --------------
                                                                                  2,040
                                                                         --------------
   GREECE - 0.1%
      52,000   Opap SA .......................................                    1,857
                                                                         --------------
   PHILIPPINES - 0.1%
       8,800   Ayala Corporation .............................                       86
   1,432,200   Ayala Land, Inc................................                      438
         900   Philippine Long Distance Telephone
                  Company ....................................                       43
       8,300   Philippine Long Distance
                  Telephone Company, Sponsored ADR** .........                      395
      42,700   SM Investments Corporation ....................                      240
   1,177,800   SM Prime Holdings Inc .........................                      215
                                                                         --------------
                                                                                  1,417
                                                                         --------------
   LUXEMBOURG - 0.1%
      40,000   SES Global, FDR ..............................                       613
      12,800   Ternium SA, Sponsored ADR+ ...................                       312
                                                                         --------------
                                                                                    925
                                                                         --------------

                       See Notes to Financial Statements.

INTERNATIONAL GROWTH FUND
October 31, 2006

                                                                              VALUE
   SHARES                                                                    (000S)
------------                                                             --------------
COMMON STOCKS (CONTINUED)
   POLAND - 0.1%
     109,100   Telekomunikacja Polska SA ....................            $          803
                                                                         --------------
   HUNGARY - 0.1%
      57,400   Magyar Telekom Telecommunications+ ...........                       267
       3,700   MOLMagyar Olaj-es Gazipari Rt                                        368
                                                                         --------------
                                                                                    635
                                                                         --------------
   UNITED ARAB EMIRATES - 0.0%
      37,400   Kingdom Hotels Investments, GDR+ .............                       314
                                                                         --------------
   OMAN - 0.0%
      26,950   Bank Muscat SAOG, GDR++ ......................                       309
                                                                         --------------
    CZECH REPUBLIC - 0.0%
      10,400   Telefonica 02 Czech Republic AS ..............                       219
                                                                         --------------
   CHILE - 0.0%
      86,417   Ripley Corporation SA ........................                        88
                                                                         --------------
               Total Common Stocks
                  (Cost $883,215) ...........................                 1,190,629
                                                                         --------------
WARRANTS - 0.0%
     117,100   Citigroup Baoshan Iron & Steel Company Ltd.,
                  Expires 01/21/2010+,++ ....................                        71
      68,700   Lehman Baosteel Company Ltd.,
                  Expires 06/02/2008+,++ ....................                        43
      22,100   Lehman-CW08 Anhui Conch Cement Company Ltd.,
                  Expires 06/02/2008+,++ ....................                        51
     513,700   UBS Beijing Yanjing Brewery,
                  Expires 06/07/2007+,++ ....................                       489
                                                                         --------------
               Total Warrants
                  (Cost $657) ...............................                       654
                                                                         --------------
PREFERRED STOCKS - 0.5%
   BRAZIL - 0.4%
       8,000   Bradespar SA++ ...............................                       310
  16,002,000   Companhia Energetica de Minas Gerais .........                       691
 121,833,400   Companhia Energetica de Sao Paolo+ ...........                     1,189
      36,820   Duratex SA++ .................................                       443
     165,036   Itausa - Investimentos Itau SA ...............                       749
   1,286,000   Lojas Americanas SA ..........................                        58
      15,300   Suzano Petroquimica SA .......................                        26
      26,000   Usinas Siderurgicas de Minas Gerais SA,
                  Class A ...................................                       884
     149,000   Weg SA .......................................                       724
                                                                         --------------
                                                                                  5,074
                                                                         --------------
   CHILE - 0.1%
      35,200   Embotelladora Andina SA, Class A, ADR ........                       521
                                                                         --------------
   SOUTH KOREA - 0.0% ***
         900   Samsung Electronics Company Ltd  ............                        436
                                                                         --------------
               Total Preferred Stocks
                  (Cost $4,964) .............................                     6,031
                                                                         --------------

  PRINCIPAL
   AMOUNT                                                                     VALUE
   (000S)                                                                    (000S)
------------                                                             --------------
FOREIGN BONDS AND NOTES - 0.1%
$         38   Dominican Republic,
                  9.500% due 09/27/2011++ ....................           $           42
         165   Federal Republic of Brazil, Note,
                  8.000% due 01/15/2018 ......................                      183
         400   Mexican Fixed Rate Bonds,
                  8.000% due 12/07/2023 ......................                       37
       1,255   Republic of Argentina, Note,
                  5.830% due 12/31/2033 ......................                      522
          30   Republic of Peru,
                  9.875% due 02/06/2015 ......................                       38
          40   Republic of Venezuela, Bond,
                  9.250% due 09/15/2027 ......................                       50
         305   Turkey Government Bond,
                  14.000% due 01/19/2011 .....................                      178
         375   Turkey Government Bond,
                  Zero coupon due 07/16/2008 .................                      184
          60   Turkey Government Bond,
                  20.000% due 10/17/2007 .....................                       41
                                                                         --------------
               Total Foreign Bonds and Notes
                  (Cost $ 1,269) .............................                    1,275
                                                                         --------------
REPURCHASE AGREEMENT - 2.3%
   (Cost $27,682)
      27,682   Agreement with Morgan Stanley,
                  5.270% dated 10/31/2006, to
                  be repurchased at $27,686,000
                  on 11/01/2006 (collateralized by
                  U.S. Treasury Note, 2.000%
                  due 01/15/2016, market value
                  $28,608,000) ...............................                   27,682
                                                                         --------------
SHORT-TERM INVESTMENT - 16.5%
   (Cost $202,163)
     202,163   Mellon GSLDBT II
                  Collateral Fund+++ .........................                  202,163
                                                                         --------------

TOTAL INVESTMENTS (Cost $1,119,950*) .........................   116.6%       1,428,434
OTHER ASSETS (LIABILITIES) (NET)                                 (16.6)        (203,881)
                                                                 -----   --------------
NET ASSETS                                                       100.0%  $    1,224,553
                                                                 =====   ==============

----------
*    Aggregate cost for federal tax purposes is $1,134,046.

** Some or all of these securities are on loan at October 31, 2006, and have an aggregate market value of $190,378,000, representing 15.6% of the total net assets of the Fund (collateral value $202,163,000). (See Note 7 to Financial Statements.)

*** Investments in the areas of the Pacific Rim at October 31, 2006 are 37.0% of the total net assets of the Fund.

+    Non-income producing security.

++ Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933, as amended.

+++  Represents investment purchased with cash collateral for securities loaned.

## Represents fair value as determined in good faith under the direction of the Board of Trustees.

# Security is restricted and illiquid. It was acquired on October 30, 2001, and has a value of $0.00 per share to the Fund at October 31, 2006.

                       See Notes to Financial Statements.

INTERNATIONAL GROWTH FUND
October 31, 2006

                 SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS

             FORWARD FOREIGN CURRENCY CONTRACTS TO
                    BUY CONTRACTS TO RECEIVE
                             (000S)                        NET
             -------------------------------------     UNREALIZED
                                            IN        APPRECIATION/
EXPIRATION       LOCAL       VALUE IN    EXCHANGE    (DEPRECIATION)
   DATE         CURRENCY      U.S. $    FOR U.S. $    OF CONTRACTS
----------   -------------   --------   ----------   --------------
11/1/2006    BRL       314       147         147          $ --
11/1/2006    EGP       113        19          19            --
11/1/2006    EUR       188       240         239             1
11/1/2006    GBP        10        18          18            --
11/1/2006    HKD     2,619       337         337            --
11/1/2006    ILS       163        38          38            --
11/2/2006    CLP     5,867        11          11            --
11/2/2006    EUR       195       248         248            --
11/2/2006    HKD     2,936       378         378            --
11/2/2006    PHP     1,690        34          34            --
11/2/2006    THB     1,102        30          30            --
11/3/2006    CLP     7,302        14          14            --
11/3/2006    EUR       137       175         175            --
1/11/2007    JPY   355,081     3,067       3,050            17
1/25/2007    AUD     4,916     3,797       3,697           100
                                                          ----
                                                          $118
                                                          ----

     AT OCTOBER 31, 2006, SECTOR DIVERSIFICATION WAS AS FOLLOWS (UNAUDITED):

                                                 % OF         VALUE
SECTOR DIVERSIFICATION                        NET ASSETS      (000S)
----------------------                        ----------   -----------
COMMON STOCKS:
Banks .....................................      18.0%      $  220,878
Materials .................................      11.3          138,470
Capital Goods .............................       6.8           83,085
Telecommunication Services ................       6.1           74,559
Pharmaceuticals & Biotechnology ...........       6.0           73,441
Energy ....................................       5.5           66,848
Automobiles & Components ..................       4.4           54,251
Utilities .................................       4.2           51,014
Insurance .................................       3.9           47,726
Food, Beverage & Tobacco ..................       3.7           45,175
Semiconductors & Semiconductor Equipment ..       3.5           43,265
Diversified Financials ....................       3.0           37,340
Media .....................................       2.4           29,755
Electronic Equipment & Instruments ........       2.3           27,804
Retailing .................................       2.2           26,639
Internet Software & Services ..............       2.1           26,266
Real Estate Investment Trusts (REITs) .....       1.8           21,740
Consumer Durables & Apparel ...............       1.8           21,627
Software ..................................       1.5           18,609
Commercial Services & Supplies ............       1.3           16,483
Transportation ............................       1.1           12,905
Other .....................................       4.3           52,749
                                                -----       ----------
TOTAL COMMON STOCKS .......................      97.2        1,190,629
WARRANTS ..................................       0.0              654
PREFERRED STOCKS ..........................       0.5            6,031
FOREIGN BONDS AND NOTES ...................       0.1            1,275
REPURCHASE AGREEMENT ......................       2.3           27,682
SHORT-TERM INVESTMENT .....................      16.5          202,163
                                                -----       ----------
TOTALINVESTMENTS ..........................     116.6        1,428,434
OTHER ASSETS (LIABILITIES) (NET) ..........     (16.6)        (203,881)
                                                -----       ----------
NETASSETS .................................     100.0%      $1,224,553
                                                =====       ==========

             FORWARD FOREIGN CURRENCY CONTRACTS TO
                   SELL CONTRACTS TO RECEIVE
                             (000S)                        NET
             -------------------------------------     UNREALIZED
                                            IN        APPRECIATION/
EXPIRATION       LOCAL       VALUE IN    EXCHANGE    (DEPRECIATION)
   DATE         CURRENCY      U.S. $    FOR U.S. $    OF CONTRACTS
----------   -------------   --------   ----------   --------------
11/1/2006    IDR   330,655        36          36         $  --
11/1/2006    ILS       107        25          25            --
11/1/2006    JPY     2,464        21          21            --
11/1/2006    MXN       144        13          13            --
11/2/2006    IDR   908,208       100         100            --
11/2/2006    ILS       380        89          89            --
11/2/2006    JPY     1,550        13          13            --
11/6/2006    JPY    16,229       139         139            --
1/11/2007    EUR     2,405     3,081       3,051           (30)
1/25/2007    EUR     2,945     3,776       3,697           (79)
                                                         -----
                                                         $(109)
                                                         -----
Net Unrealized Appreciation of Forward Foreign
   Currency Contracts.............................       $   9
                                                         =====

                                GLOSSARY OF TERMS

ADR  -- American Depositary Receipt
AUD  -- Australian Dollar
BRL  -- Brazilian Real Dollar
CDI  -- CHESS Depositary Interest
CLP  -- Chilean Peso
EGP  -- Egyptian Pound
EUR  -- Euro
(F)  -- Foreign Shares
FDR  -- Fiduciary Depositary Receipt
GBP  -- Great Britain Pound Sterling
GDR  -- Global Depositary Receipt
HKD  -- Hong Kong Dollar
IDR  -- Indonesia Rupiah
ILS  -- Isreal Shekel
JPY  -- Japanese Yen
MXN  -- Mexican Peso
NVDR -- Non-Voting Depositary Receipt
PHP  -- Philippine Peso
THB  -- Thailand Baht

                     See Notes to Financial Statements.

Portfolio of Investments

SHORT TERM INCOME FUND
October 31, 2006

  PRINCIPAL
   AMOUNT                                                                     VALUE
   (000S)                                                                    (000S)
------------                                                             --------------
CORPORATE BONDS AND NOTES - 62.5%
   FINANCIAL SERVICES - 13.9%
$      6,000   Berkshire Hathaway Inc., Note,
                  3.375% due 10/15/2008 ......................           $        5,807
       1,500   CIT Group, Inc., Sr. Note,
                  7.375% due 04/02/2007 ......................                    1,513
       3,750   Countrywide Home Loans, Inc., Company
                  Guarantee, Series K,
                  5.500% due 02/01/2007 ......................                    3,750
       5,000   General Electric Capital Corporation, MTN,
                  5.720% due 08/22/2011 ......................                    5,049
       2,500   Goldman Sachs Group, Inc., Note,
                  4.125% due 01/15/2008 ......................                    2,469
               Household Finance Corporation, Note:
       3,500      5.750% due 01/30/2007 ......................                    3,503
       1,500      7.875% due 03/01/2007 ......................                    1,512
       2,000   Nuveen Investments, Inc., Sr. Note,
                  5.000% due 09/15/2010 ......................                    1,967
       3,500   Rollins Truck Leasing Corporation, Deb.,
                  8.375% due 02/15/2007 ......................                    3,529
       4,000   SLM Corporation, MTN,
                  4.000% due 01/15/2009 ......................                    3,902
                                                                         --------------
                                                                                 33,001
                                                                         --------------
   BANKS - 8.0%
       5,750   Fifth Third Bank, Note,
                  2.700% due 01/30/2007 ......................                    5,715
       3,000   JPMorgan Chase & Company, Note,
                  5.350% due 03/01/2007 ......................                    2,999
       5,000   SB Treasury Company LLC, Bond,
                  9.400% to 06/30/2008;
                  10.925% due 12/29/2049** ...................                    5,303
       5,000   U.S. Bank N.A., Note,
                  2.850% due 11/15/2006 ......................                    4,996
                                                                         --------------
                                                                                 19,013
                                                                         --------------
   REAL ESTATE INVESTMENT TRUSTS/PROPERTY - 6.7%
       4,000   CPG Partners LP, Note,
                  3.500% due 03/15/2009 ......................                    3,850
       4,250   Developers Diversified Realty Corporation,
                  Sr. Note,
                  6.625% due 01/15/2008 ......................                    4,304
       4,000   Duke-Weeks Realty Corporation, Note,
                  7.375% due 08/01/2007 ......................                    4,046
       3,750   EOP Operating LP, Note,
                  7.750% due 11/15/2007 ......................                    3,834
                                                                         --------------
                                                                                 16,034
                                                                         --------------
   CABLE TV - 4.6%
       4,000   AOL Time Warner Inc., Note,
                  6.150% due 05/01/2007 ......................                    4,015
       4,000   Cox Enterprises, Inc., Note,
                  4.375% due 05/01/2008** ....................                    3,929
       3,000   Univision Communications Inc., Company
                  Guarantee,
                  7.850% due 07/15/2011 ......................                    3,035
                                                                         --------------
                                                                                 10,979
                                                                         --------------

  PRINCIPAL
   AMOUNT                                                                     VALUE
   (000S)                                                                    (000S)
------------                                                             --------------
   GAMING/LEISURE - 4.4%
$      5,750   Carnival Corporation, Company Guarantee,
                  3.750% due 11/15/2007 ......................           $        5,648
       5,000   Harrah's Operating Company, Inc.,
                  Company Guarantee,
                  5.500% due 07/01/2010 ......................                    4,806
                                                                         --------------
                                                                                 10,454
                                                                         --------------
   TELECOMMUNICATIONS - 4.4%
       5,000   Koninklijke (Royal) KPN NV, Sr. Note,
                  8.000% due 10/01/2010 ......................                    5,426
       1,500   TELUS Corporation, Note,
                  7.500% due 06/01/2007 ......................                    1,517
       3,500   Verizon Global Funding Corporation, Note,
                  4.000% due 01/15/2008 ......................                    3,448
                                                                         --------------
                                                                                 10,391
                                                                         --------------
   UTILITIES - 4.2%
       4,000   Constellation Energy Group, Inc., Note,
                  6.350% due 04/01/2007 ......................                    4,014
       1,650   Pacific Gas & Electric Company,
                  First Mortgage,
                  3.600% due 03/01/2009 ......................                    1,593
       1,650   Sempra Energy, Note,
                  4.750% due 05/15/2009 ......................                    1,630
       2,750   Texas-New Mexico Power Company, Sr. Note,
                  6.250% due 01/15/2009 ......................                    2,800
                                                                         --------------
                                                                                 10,037
                                                                         --------------
   HEALTH CARE - 4.0%
       5,500   Amgen Inc., Sr. Note,
                  4.000% due 11/18/2009 ......................                    5,341
       4,000   Cardinal Health, Inc., Note,
                  6.250% due 07/15/2008 ......................                    4,051
                                                                         --------------
                                                                                  9,392
                                                                         --------------
   AUTO MANUFACTURING & PARTS - 3.8%
       4,000   Ford Motor Credit Company, Note,
                  6.500% due 01/25/2007 ......................                    3,996
       5,000   Toyota Motor Credit Corporation, Note,
                  5.650% due 01/15/2007 ......................                    5,002
                                                                         --------------
                                                                                  8,998
                                                                         --------------
   BUILDING PRODUCTS - 2.1%
       4,750   Mohawk Industries, Inc., Note, Series D,
                  7.200% due 04/15/2012 ......................                    4,974
                                                                         --------------
   INFORMATION TECHNOLOGY - 1.8%
       4,250   Cisco Systems, Inc., Note,
                  5.250% due 02/22/2011 ......................                    4,280
                                                                         --------------
   AIRLINES - 1.7%
       4,000   Southwest Airlines Company,
                  Pass-through Certificates,
                  5.496% due 11/01/2006 ......................                    4,002
                                                                         --------------
   SERVICES - 1.5%
       3,500   PHH Corporation, Note,
                  6.000% due 03/01/2008 ......................                    3,509
                                                                         --------------

                       See Notes to Financial Statements.

SHORT TERM INCOME FUND
October 31, 2006

  PRINCIPAL
   AMOUNT                                                                     VALUE
   (000S)                                                                    (000S)
------------                                                             --------------
CORPORATE BONDS AND NOTES (CONTINUED)
   DIVERSIFIED MANUFACTURING - 0.8%
$      2,000   United Technologies Corporation, Note,
                  4.375% due 05/01/2010 ......................           $        1,958
                                                                         --------------
   FOOD - 0.6%
       1,500   CVS Corporation, Note,
                  4.000% due 09/15/2009 ......................                    1,450
                                                                         --------------
               Total Corporate Bonds and Notes
                  (Cost $150,182) ............................                  148,472
                                                                         --------------
COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) - 14.4%
       4,000   Banc of America Mortgage Securities, Inc.,
                  Pass-through Certificates,
                  Series 2003-6, Class 1A30,
                  4.750% due 08/25/2033 ......................                    3,936
       3,840   Cendant Mortgage Corporation,
                  Series 2003-3P, Class A1,
                  5.500% due 04/25/2020** ....................                    3,805
       4,309   Chase Mortgage Finance Corporation,
                  Series 2005-S1, Class 1A8,
                  5.500% due 05/25/2035 ......................                    4,305
       2,087   Credit Suisse First Boston Mortgage Securities
                  Corporation, Pass-through Certificates,
                  Series 2003-29, Class 4A1,
                  6.000% due 12/25/2033 ......................                    2,112
               Federal Home Loan Mortgage Corporation:
       2,337      Series 2442, Class PG,
                  6.000% due 06/15/2030 ......................                    2,344
       1,791      Series 2552, Class KB,
                  4.250% due 06/15/2027 ......................                    1,773
       1,552      Series 2575, Class LM,
                  4.500% due 05/15/2032 ......................                    1,519
       5,000      Series 2811, Class NU,
                  4.500% due 05/15/2030 ......................                    4,841
               Federal National Mortgage Association:
         236      Series 2002-58, Class HB,
                  5.500% due 11/25/2015 ......................                      235
       4,307      Series 2005-100, Class QA,
                  5.000% due 11/25/2035 ......................                    4,264
       2,020   Government National Mortgage Association,
                  Series 2002-70, Class PA,
                  4.500% due 08/20/2032 ......................                    1,936
       3,178   GSR Mortgage Loan Trust,
                  Pass-through Certificates,
                  Series 2005-1F, Class 2A1,
                  6.000% due 02/25/2035 ......................                    3,197
                                                                         --------------
               Total CMOs
                  (Cost $34,845) .............................                   34,267
                                                                         --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 9.4%
       4,415   Federal Home Loan Bank,
                  Series 00-0606, Class Y,
                  5.270% due 12/28/2012                                           4,414
               Federal Home Loan Mortgage
                  Corporation Note:
       1,000      4.125% due 07/12/2010                                             976
       5,000      5.250% due 07/18/2011                                           5,082

  PRINCIPAL
   AMOUNT                                                                     VALUE
   (000S)                                                                    (000S)
------------                                                             --------------
               Federal National Mortgage Association:
$      5,000      Sub. Note,
                  4.000% due 09/02/2008 ......................           $        4,913
                  Note:
       4,000      4.250% due 07/15/2007 ......................                    3,974
       3,000      5.800% due 07/16/2013 ......................                    2,991
                                                                         --------------
               Total U.S. Government Agency Obligations
                  (Cost $22,490) .............................                   22,350
                                                                         --------------
ASSET-BACKED SECURITIES (ABSS) - 2.9%
       2,123   Atlantic City Electric Transition Funding LLC,
                  Series 2003-1, Class A1,
                  2.890% due 07/20/2011 ......................                    2,058
         120   Green Tree Financial Corporation,
                  Series 1995-6, Class B1,
                  7.700% due 09/15/2026 ......................                      111
       4,750   WFS Financial Owner Trust, Series 2004-3,
                  Class A4,
                  3.930% due 02/17/2012 ......................                    4,686
                                                                         --------------
               Total ABSs
                  (Cost $6,988) ..............................                    6,855
                                                                         --------------
U.S. TREASURY NOTES - 6.6%
       6,000   2.625% due 03/15/2009 .........................                    5,735
       5,000   3.250% due 08/15/2008 .........................                    4,877
       5,000   4.875% due 05/15/2009 .........................                    5,030
                                                                         --------------
               Total U.S. Treasury Notes
                  (Cost $15,687) .............................                   15,642
                                                                         --------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 1.3%
   ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES (ARMS) - 0.5%
               Federal National Mortgage Association (FNMA):
         995      4.659% due 11/01/2032+ .....................                    1,000
          44      5.589% due 11/01/2035+ .....................                       44
           9      5.610% due 04/01/2019+ .....................                        9
          24      5.641% due 01/01/2019+ .....................                       25
          18      5.875% due 11/01/2021+ .....................                       19
           4      7.111% due 11/01/2022+ .....................                        4
          57   Federal Home Loan Mortgage
                  Corporation (FHLMC),
                  6.419% due 11/01/2021+ .....................                       58
                                                                         --------------
               Total ARMs
                  (Cost $1,195) ..............................                    1,159
                                                                         --------------
   FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 0.5%
       1,005      6.000% due 04/01/2017--05/01/2017 ..........                    1,021
          17      9.500% due 08/01/2016 ......................                       18
                                                                         --------------
               Total FHLMC
                  (Cost $1,037) ..............................                    1,039
                                                                         --------------

                       See Notes to Financial Statements.

SHORT TERM INCOME FUND
October 31, 2006

  PRINCIPAL
   AMOUNT                                                                     VALUE
   (000S)                                                                    (000S)
------------                                                             --------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
   SECURITIES (CONTINUED)
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 0.2%
$        471      6.500% due 01/01/2012--01/01/2014 ..........           $          481
          31      8.500% due 11/01/2017 ......................                       32
          18      10.000% due 05/01/2022 .....................                       20
                                                                         --------------
               Total FNMA
                  (Cost $520) ................................                      533
                                                                         --------------
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 0.1%
           5      8.000% due 03/15/2012 ......................                        5
           6      9.000% due 04/20/2025 ......................                        6
          92      10.000% due 01/15/2019--02/15/2019 .........                      104
         112      11.000% due 02/15/2010--08/15/2020 .........                      123
                                                                         --------------
               Total GNMA
                  (Cost $229) ................................                      238
                                                                         --------------
               Total U.S. Government Agency
                  Mortgage-Backed Securities
                  (Cost $2,981) ..............................                    2,969
                                                                         --------------
COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS) - 0.3%
   (Cost $645)
         646   GMAC Commercial Mortgage Securities Inc.,
                  Series 1999-CTL1, Class A,
                  7.151% due 12/15/2016** ....................                      646
                                                                         --------------
REPURCHASE AGREEMENT - 1.6%
   (Cost $3,786)
       3,786   Agreement with Morgan Stanley,
                  5.270% dated 10/31/2006, to be
                  repurchased at $3,787,000 on
                  11/01/2006 (collateralized by
                  U.S. Treasury Note, 2.000%
                  due 01/15/2016, market value
                  $3,913,000) ................................                    3,786
                                                                         --------------
TOTAL INVESTMENTS++ (Cost $237,604*) .........................    99.0%         234,987
OTHER ASSETS (LIABILITIES) (NET) .............................     1.0            2,395
                                                                 -----   --------------
NET ASSETS ...................................................   100.0%  $      237,382
                                                                 =====   ==============

----------
*    Aggregate cost for federal tax purposes is $237,604.

** Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933, as amended.

+ Variable rate security. The interest rate shown reflects the rate in effect at October 31, 2006.

++   All securities segregated as collateral for futures contracts.

                                                                            UNREALIZED
  NUMBER OF                                                       VALUE    DEPRECIATION
  CONTRACTS                                                       (000S)      (000S)
------------                                                     -------   ------------
FUTURE CONTRACTS-SHORT POSITION
         100   U.S. 5 Year Treasury Note,
                  December 2006 ..............................   $10,556       $(73)
                                                                 =======       ====

                                GLOSSARY OF TERMS

MTN -- Medium-Term Note

                       See Notes to Financial Statements.

Portfolio of Investments

U.S. GOVERNMENT SECURITIES FUND
October 31, 2006

  PRINCIPAL
   AMOUNT                                                                     VALUE
   (000S)                                                                    (000S)
------------                                                             --------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 72.5%
   FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 36.0%
$     14,363   4.000% due 08/01/2018 .........................           $       13,634
      78,104   4.500% due 04/01/2018--06/01/2035 .............                   74,577
     213,622   5.000% due 04/01/2018--06/01/2036 .............                  206,867
     186,511   5.500% due 11/01/2018--10/01/2035 .............                  185,185
      74,452   6.000% due 04/01/2017--02/01/2035 .............                   75,153
      23,416   6.500% due 02/01/2011--01/01/2032 .............                   24,111
      32,835   7.000% due 07/01/2024--07/01/2036 .............                   33,818
       2,720   7.500% due 12/01/2006--02/01/2031 .............                    2,789
         135   8.000% due 12/01/2030 .........................                      142
         289   8.500% due 04/01/2019--07/01/2029 .............                      307
          10   8.750% due 01/01/2013 .........................                       10
          63   9.000% due 12/01/2008--08/01/2022 .............                       65
          33   9.500% due 06/01/2016--04/01/2017 .............                       36
                                                                         --------------
               Total FHLMC
                  (Cost $628,635) ............................                  616,694
                                                                         --------------
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 31.8%
      33,987   4.500% due 12/01/2018--11/01/2019 .............                   32,944
     125,490   5.000% due 04/01/2018--12/01/2035 .............                  122,556
     228,824   5.500% due 02/01/2009--10/01/2035 .............                  226,750
      81,776   6.000% due 12/01/2016--10/01/2035 .............                   82,529
      70,924   6.500% due 09/01/2024--05/01/2036 .............                   72,495
       4,604   7.000% due 06/01/2010--07/01/2032 .............                    4,757
       1,332   7.500% due 12/01/2024--02/01/2030 .............                    1,392
         153   8.000% due 05/01/2022--01/01/2025 .............                      155
          27   8.500% due 02/01/2023--09/01/2025 .............                       28
         208   9.000% due 03/01/2017--09/01/2030 .............                      227
                                                                         --------------
               Total FNMA
                  (Cost $554,327) ............................                  543,833
                                                                         --------------
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 4.7%
      36,973   5.500% due 07/20/2033--03/20/2034 .............                   36,745
      28,669   6.000% due 04/20/2026--08/15/2034 .............                   29,089
       9,621   6.500% due 03/15/2024--05/20/2034 .............                    9,876
         109   6.800% due 04/20/2025 .........................                      112
       1,888   7.000% due 07/15/2008--06/20/2031 .............                    1,951
       1,782   7.500% due 03/15/2024--11/15/2029 .............                    1,859
          88   7.750% due 12/15/2029 .........................                       93
         130   8.000% due 04/15/2022 .........................                      137
         394   9.000% due 11/15/2021 .........................                      423
         787   9.500% due 04/15/2016--08/15/2021 .............                      858
          10   13.500% due 09/15/2014--12/15/2014 ............                       11
                                                                         --------------
               Total GNMA
                  (Cost $82,371) .............................                   81,154
                                                                         --------------
   ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES (ARMS) - 0.0%
      (Cost $50)
          50   Federal National Mortgage Association,
                  6.577% due 03/01/2028+ .....................                       51
                                                                         --------------
               Total U.S. Government Agency Mortgage-Backed
                  Securities
                  (Cost $1,265,383) ..........................                1,241,732
                                                                         --------------

  PRINCIPAL
   AMOUNT                                                                     VALUE
   (000S)                                                                    (000S)
------------                                                             --------------
COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) - 19.6%
               Banc of America Mortgage Securities, Inc.,
                  Pass-through Certificates:
$     21,500      Series 2003-6, Class 1A30,
                  4.750% due 08/25/2033 ......................           $       21,159
      13,501      Series 2004-4, Class 2A1,
                  5.500% due 05/25/2034 ......................                   13,322
      21,000   Chase Mortgage Finance Corporation,
                  Series 2005-S1, Class 1A15,
                  6.000% due 05/25/2035 ......................                   21,263
       4,660   Countrywide Alternative Loan Trust,
                  Series 2003-13T1, Class A1,
                  4.000% due 08/25/2033 ......................                    4,562
               Countrywide Home Loans:
      17,448      Series 2003-50, Class A1,
                  5.000% due 11/25/2018 ......................                   17,093
      21,500      Series 2004-4, Class A5,
                  5.250% due 05/25/2034 ......................                   21,174
               Credit Suisse First Boston Mortgage Securities
                  Corporation, Pass-through Certificates:
      10,392      Series 2003-11, Class 1A3,
                  4.500% due 06/25/2033 ......................                   10,230
       7,063      Series 2003-29, Class 4A1,
                  6.000% due 12/25/2033 ......................                    7,148
      10,499      Series 2003-8, Class 1A1,
                  5.750% due 04/25/2033 ......................                   10,428
               Federal Home Loan Mortgage Corporation:
         156      Series 1049, Class F,
                  6.275% due 02/15/2021++ ....................                      156
         694      Series 1981, Class C,
                  6.500% due 08/15/2027 ......................                      712
       6,087      Series 2435, Class GE,
                  6.500% due 06/15/2031 ......................                    6,163
       2,570      Series 2442, Class PG,
                  6.000% due 06/15/2030 ......................                    2,578
      14,057      Series 2449, Class ND,
                  6.500% due 05/15/2030 ......................                   14,143
      12,122      Series 2481, Class VC,
                  6.000% due 06/15/2017 ......................                   12,281
       9,000      Series 2551, Class QK,
                  5.500% due 01/15/2033 ......................                    8,929
       5,276      Series 2575, Class LM,
                  4.500% due 05/15/2032 ......................                    5,164
      23,108      Series 2634, Class IN,
                  5.000% due 09/15/2027 ......................                    2,303
      25,000      Series 2981, Class PC,
                  5.500% due 10/15/2031 ......................                   24,927
               Federal National Mortgage Association:
       7,000      Grantor Trust, Series 2000-T5, Class B,
                  7.300% due 05/25/2010 ......................                    7,541
       9,534      Series 2002-16, Class TM,
                  7.000% due 04/25/2032 ......................                    9,844
      21,000      Series 2002-86, Class JC,
                  5.500% due 02/25/2032 ......................                   20,965
      13,543      Series 2003-58, Class PI,
                  5.000% due 02/25/2027 ......................                      720
         442      Trust 259 STRIP,
                  7.000% due 04/01/2024 ......................                       99

                       See Notes to Financial Statements.

U.S. GOVERNMENT SECURITIES FUND
October 31, 2006

  PRINCIPAL
   AMOUNT                                                                     VALUE
   (000S)                                                                    (000S)
------------                                                             --------------
COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) (CONTINUED)
               Federal National Mortgage Association,
                  REMIC, Pass-through Certificates:
$        101      Series 1990-49, Class G,
                  9.000% due 05/25/2020 ......................           $          107
          11      Series 1993-162, Class E,
                  6.000% due 08/25/2023 ......................                       11
          88      Series 1997-32, Class FA,
                  5.944% due 04/25/2027++ ....................                       89
               GSR Mortgage Loan Trust, Pass-through
                  Certificates:
       7,453      Series 2003-4F, Class 2A3,
                  5.000% due 05/25/2033 ......................                    7,398
      13,984      Series 2005-1F, Class 2A1,
                  6.000% due 02/25/2035 ......................                   14,069
          66   L.F. Rothschild Mortgage Trust,
                  Series 3, Class Z,
                  9.950% due 09/01/2017 ......................                       70
               Prime Mortgage Trust:
      19,776      Series 2004-2, Class A2,
                  4.750% due 11/25/2019 ......................                   19,182
      18,540      Series 2005-4, Class 1A1,
                  4.750% due 10/25/2020 ......................                   18,192
      17,000   Residential Funding Mortgage Security,
                  Series 2003-S20, Class 1A4,
                  5.500% due 12/25/2033 ......................                   16,669
      18,392   Structured Asset Securities Corporation,
                  Series 2005-6, Class 4A1,
                  5.000% due 05/25/2035 ......................                   17,685
                                                                         --------------
               Total CMOs
                  (Cost $340,811) ............................                  336,376
                                                                         --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 3.9%
      10,000   Federal Home Loan Mortgage Corporation, Sub.
                  Note,
                  5.875% due 03/21/2011 ......................                   10,329
               Federal National Mortgage Association:
      10,000      Bond,
                  3.250% due 01/15/2008 ......................                    9,793
                  Note:
      18,000      5.800% due 07/16/2013 ......................                   17,946
       7,500      6.000% due 05/15/2008 ......................                    7,619
      20,000      6.000% due 02/03/2020 ......................                   19,739
       1,250      Deb.,
                  6.210% due 08/06/2038 ......................                    1,457
                                                                         --------------
               Total U.S. Government Agency Obligations
                  (Cost $66,225) .............................                   66,883
                                                                         --------------
U.S. TREASURY NOTES - 2.5%
      10,000   4.000% due 02/15/2014 .........................                    9,636
      15,000   4.250% due 08/15/2014 .........................                   14,668
       8,000   4.500% due 02/15/2036 .........................                    7,724
      10,000   4.875% due 08/15/2016 .........................                   10,211
                                                                         --------------
               Total U.S. Treasury Notes
                  (Cost $42,728) .............................                   42,239
                                                                         --------------

  PRINCIPAL
   AMOUNT                                                                     VALUE
   (000S)                                                                    (000S)
------------                                                             --------------
REPURCHASE AGREEMENT - 1.1%
   (Cost $18,954)
$     18,954   Agreement with Morgan Stanley,
                  5.270% dated 10/31/2006, to be repurchased
                  at $18,957,000 on 11/01/2006 (collateralized
                  by U.S. Treasury Note, 2.000% dated
                  01/15/2016, market value $19,588,000) ......           $       18,954
                                                                         --------------
TOTAL INVESTMENTS (Cost $1,734,101*) .........................    99.6%       1,706,184
OTHER ASSETS (LIABILITIES) (NET) .............................     0.4            6,981
                                                                 -----   --------------
NET ASSETS ...................................................   100.0%  $    1,713,165
                                                                 =====   ==============

----------
*    Aggregate cost for federal tax purposes is $1,734,355.

+ Variable rate security. The interest rate shown reflects the rate in effect at October 31, 2006.

++ Floating rate security whose interest rate is reset periodically based on an index.

                                GLOSSARY OF TERMS

REMIC -- Real Estate Mortgage Investment Conduit
STRIP -- Separate trading of registered interest and principal of securities

                       See Notes to Financial Statements.

Portfolio of Investments

INCOME FUND
October 31, 2006

  PRINCIPAL
   AMOUNT                                                                     VALUE
   (000S)                                                                    (000S)
------------                                                             --------------
CORPORATE BONDS AND NOTES - 65.6%
   FINANCIAL SERVICES/BANKS - 12.7%
$      6,500   American General Finance, Inc.,
                  MTN, Series I,
                  4.625% due 05/15/2009 ......................           $        6,397
         400   Banc One Corporation, Sub. Note,
                  10.000% due 08/15/2010 .....................                      461
       5,000   Bank of America Corporation, Sub. Note,
                  7.800% due 02/15/2010 ......................                    5,396
       1,000   BankAmerica Corporation, Sub. Note,
                  6.625% due 08/01/2007 ......................                    1,008
         690   BB&T Corporation, Sub. Note,
                  7.250% due 06/15/2007 ......................                      698
               CIT Group Inc.:
       7,000      Bond,
                  5.400% due 01/30/2016 ......................                    6,906
                  Sr. Note:
       2,000      5.000% due 02/01/2015 ......................                    1,928
       3,000      7.750% due 04/02/2012 ......................                    3,330
      12,000   Citigroup Inc., Sr. Note,
                  5.850% due 08/02/2016 ......................                   12,440
       6,000   Farmers Insurance Exchange, Note,
                  6.000% due 08/01/2014** ....................                    5,972
         995   Fleet Financial Group, Inc., Sub. Deb.,
                  6.875% due 01/15/2028 ......................                    1,131
               Goldman Sachs Group, Inc.:
      10,000      Note,
                  6.600% due 01/15/2012 ......................                   10,594
       2,000      Sr. Note,
                  5.350% due 01/15/2016 ......................                    1,979
               Jefferies Group, Inc.:
       5,000      Sr. Deb.,
                  6.250% due 01/15/2036 ......................                    4,872
       7,500      Sr. Note,
                  7.750% due 03/15/2012 ......................                    8,237
      12,000   JPMorgan Chase & Company, Sub. Note,
                  5.125% due 09/15/2014 ......................                   11,806
       3,000   Legg Mason, Inc., Sr. Note,
                  6.750% due 07/02/2008 ......................                    3,072
       5,000   MBNA America Bank NA, Sub. Note,
                  7.125% due 11/15/2012 ......................                    5,478
               MBNA Corporation:
       3,000      Note,
                  6.250% due 01/17/2007 ......................                    3,005
       2,000      Sr. Note,
                  7.500% due 03/15/2012 ......................                    2,212
               Merrill Lynch & Company Inc., Note:
       3,000      5.000% due 01/15/2015 ......................                    2,936
       5,000      6.000% due 02/17/2009 ......................                    5,086
       2,000      6.500% due 07/15/2018 ......................                    2,174
       2,000      6.750% due 06/01/2028 ......................                    2,238
       7,000   Morgan Stanley, Sr. Note,
                  6.250% due 08/09/2026 ......................                    7,353
       5,000   Morgan Stanley, Sub. Note,
                  4.750% due 04/01/2014 ......................                    4,791
         670   NationsBank Corporation, Sub. Note,
                  6.800% due 03/15/2028 ......................                      754

  PRINCIPAL
   AMOUNT                                                                     VALUE
   (000S)                                                                    (000S)
------------                                                             --------------
$        500   PNC Institute Capital B, Company Guarantee,
                  8.315% due 05/15/2027** ....................           $          527
      10,000   SB Treasury Company LLC, Bond,
                  9.400% to 06/30/2008;
                  10.925% due 12/29/2049** ...................                   10,607
               U.S. Bank NA, Sub. Note:
       6,000      4.950% due 10/30/2014 ......................                    5,870
       5,000      6.375% due 08/01/2011 ......................                    5,257
      11,000   Wells Fargo & Company, Sub. Note,
                  4.625% due 04/15/2014 ......................                   10,517
                                                                         --------------
                                                                                155,032
                                                                         --------------
   UTILITIES - 10.7%
       5,000   Arizona Public Service Company, Note,
                  6.500% due 03/01/2012 ......................                    5,185
      10,000   Dominion Resources, Inc., Sr. Note,
                  5.000% due 03/15/2013 ......................                    9,732
       3,000   Florida Power Corporation, First Mortgage,
                  5.900% due 03/01/2033 ......................                    3,042
       9,000   Illinois Power Company, First Mortgage,
                  7.500% due 06/15/2009 ......................                    9,388
       7,000   Metropolitan Edison Company, Sr. Note,
                  4.950% due 03/15/2013 ......................                    6,776
      13,000   Mirant Americas Generation, LLC, Sr. Note,
                  8.500% due 10/01/2021 ......................                   12,870
               NiSource Finance Corporation:
       5,000      Bond,
                  5.400% due 07/15/2014 ......................                    4,880
       5,000      Sr. Note,
                  6.150% due 03/01/2013 ......................                    5,117
       5,000   Ohio Edison Company, Sr. Note,
                  5.450% due 05/01/2015 ......................                    4,939
       5,000   Ohio Power Company, Sr. Note,
                  5.500% due 02/15/2013 ......................                    5,020
      11,000   Oncor Electric Delivery Company,
                  7.000% due 09/01/2022 ......................                   12,024
       1,000   Oncor Electric Delivery Company, Deb.,
                  5.000% due 09/01/2007 ......................                      996
      10,250   Pacific Gas & Electric Company,
                  First Mortgage,
                  4.200% due 03/01/2011 ......................                    9,856
               PacifiCorp, First Mortgage:
       7,500      4.950% due 08/15/2014 ......................                    7,281
       3,000      5.250% due 06/15/2035 ......................                    2,804
       5,000   PPL Energy Supply LLC, Sr. Note,
                  6.400% due 11/01/2011 ......................                    5,196
       2,000   Public Service Company of New Mexico,
                  Sr. Note,
                  4.400% due 09/15/2008 ......................                    1,964
       9,000   Sempra Energy, Note,
                  6.000% due 02/01/2013 ......................                    9,242
       6,500   Southwestern Electric Power Company, Note,
                  5.375% due 04/15/2015 ......................                    6,410
       6,845   Texas-New Mexico Power Company, Sr. Note,
                  6.250% due 01/15/2009 ......................                    6,968
                                                                         --------------
                                                                                129,690
                                                                         --------------

                       See Notes to Financial Statements.

INCOME FUND
October 31, 2006

  PRINCIPAL
   AMOUNT                                                                     VALUE
   (000S)                                                                    (000S)
------------                                                             --------------
CORPORATE BONDS AND NOTES (CONTINUED)
   OIL & GAS - 6.1%
$      7,500   Consolidated Natural Gas Company, Sr. Note,
                  6.850% due 04/15/2011 ......................           $        7,912
      10,000   El Paso Natural Gas Company, Deb.,
                  7.500% due 11/15/2026 ......................                   10,617
       6,000   Enterprise Products Partners LP,
                  Company Guarantee,
                  6.375% due 02/01/2013 ......................                    6,209
       4,930   Express Pipeline LP, Sub. Note,
                 7.390% due 12/31/2017** .....................                    5,276
               Hanover Compressor Company:
       1,500      Conv. Sr. Note,
                  4.750% due 03/15/2008 ......................                    1,459
       9,000   Sr. Note,
                  8.625% due 12/15/2010 ......................                    9,405
               Petro-Canada:
       8,500      Deb., 9.250% due 10/15/2021 ................                   11,057
       3,000      Note,
                  4.000% due 07/15/2013 ......................                    2,737
               Southern Natural Gas Company, Sr. Note:
       4,000      8.000% due 03/01/2032 ......................                    4,506
       1,000      8.875% due 03/15/2010 ......................                    1,056
       2,000   Tennessee Gas Pipeline Company, Bond,
                  8.375% due 06/15/2032 ......................                    2,335
      12,000   Tesoro Corporation, Sr. Note,
                  6.250% due 11/01/2012 ......................                   11,760
                                                                         --------------
                                                                                 74,329
                                                                         --------------
   REAL ESTATE INVESTMENT TRUSTS (REITS) - 6.0%
               Arden Realty LP, Note:
       3,000      5.200% due 09/01/2011 ......................                    3,009
       7,000      5.250% due 03/01/2015 ......................                    7,003
      10,000   Developers Diversified Realty Corporation,
                  Note,
                  4.625% due 08/01/2010 ......................                    9,753
       3,000   Franchise Finance Corporation,
                  MTN,
                  7.070% due 01/15/2008 ......................                    3,056
               Health Care Property Investors, Inc.:
       1,750      Note,
                  6.000% due 03/01/2015 ......................                    1,750
                  Sr. Note:
       3,000      6.450% due 06/25/2012 ......................                    3,102
       2,250      7.072% due 06/08/2015 ......................                    2,385
               Health Care REIT, Inc.:
                  Sr. Note:
       8,000      6.000% due 11/15/2013 ......................                    7,997
       3,000      6.200% due 06/01/2016 ......................                    3,031
       1,500      7.500% due 08/15/2007 ......................                    1,511
               Healthcare Realty Trust, Inc., Sr. Note:
       1,000      5.125% due 04/01/2014.......................                      957
       7,500      8.125% due 05/01/2011.......................                    8,200
      12,000   Nationwide Health Properties, Note,
                  6.000% due 05/20/2015 ......................                   11,940
       9,000   Shurgard Storage Centers, Inc., Note,
                  5.875% due 03/15/2013 ......................                    9,251
                                                                         --------------
                                                                                 72,945
                                                                         --------------

  PRINCIPAL
   AMOUNT                                                                     VALUE
   (000S)                                                                    (000S)
------------                                                             --------------
   CONSUMER PRODUCTS/SERVICES - 5.3%
               Allied Waste North America, Inc., Sr. Note:
$      9,000      7.250% due 03/15/2015 ......................           $        9,045
       1,000      7.875% due 04/15/2013 ......................                    1,032
      10,200   Corn Products International, Inc., Sr. Note,
                  8.450% due 08/15/2009 ......................                   10,960
       1,000   Mattel, Inc., Note,
                  7.300% due 06/13/2011 ......................                    1,057
      10,000   Reed Elsevier Capital Inc., Company Guarantee,
                  6.750% due 08/01/2011 ......................                   10,544
               Royal Caribbean Cruises Ltd.:
       2,000      Deb.,
                  7.250% due 03/15/2018 ......................                    2,001
                  Sr. Note:
       6,000      6.875% due 12/01/2013 ......................                    6,075
       4,000      8.750% due 02/02/2011 ......................                    4,387
               Sealed Air Corporation:
       7,250      Conv. Sr. Note,
                  3.000% due 06/30/2033** ....................                    7,395
       4,000      Note,
                  5.625% due 07/15/2013** ....................                    3,940
         495   USA Waste Services, Inc., Sr. Note,
                  7.125% due 10/01/2007 ......................                      501
                  Waste Management Inc.:
       3,450   Company Guarantee,
                  6.875% due 05/15/2009 ......................                    3,584
       3,500      Sr. Note,
                  7.375% due 08/01/2010 ......................                    3,753
                                                                         --------------
                                                                                 64,274
                                                                         --------------
   GAMING - 4.6%
       5,000   155E Tropicana Hooters LLC, Sr. Note,
                  8.750% due 04/01/2012 ......................                    4,369
      11,000   CCM Merger Inc., Note,
                  8.000% due 08/01/2013** ....................                   10,656
       5,000   Circus Circus Enterprise Inc., Deb.,
                  7.000% due 11/15/2036 ......................                    5,113
       6,000   Harrahs Operating Company Inc., Note,
                  6.500% due 06/01/2016 ......................                    5,290
       3,000   Mandalay Resort Group, Sr. Sub. Note, Series B,
                  10.250% due 08/01/2007 .....................                    3,101
      12,000   Old Evangeline Downs LLC / Diamond Jo LLC,
                  Company Guarantee,
                  8.750% due 04/15/2012 ......................                   12,045
               Park Place Entertainment Corporation, Sr. Note:
       1,500      7.500% due 09/01/2009 ......................                    1,557
       5,000      8.500% due 11/15/2006 ......................                    5,004
       7,900   Riviera Holdings Corporation,
                  Company Guarantee,
                  11.000% due 06/15/2010 .....................                    8,374
                                                                         --------------
                                                                                 55,509
                                                                         --------------
   HEALTH CARE - 4.5%
       4,750   Athena Neurosciences Finance LLC,
                  Company Guarantee,
                  7.250% due 02/21/2008 ......................                    4,774
      10,000   Cardinal Health, Inc., Note,
                  6.750% due 02/15/2011 ......................                   10,488

                       See Notes to Financial Statements.

INCOME FUND
October 31, 2006

  PRINCIPAL
   AMOUNT                                                                     VALUE
   (000S)                                                                    (000S)
------------                                                             --------------
CORPORATE BONDS AND NOTES (CONTINUED)
   HEALTH CARE (CONTINUED)
               DVI, Inc., Sr. Note, (in default):
$        400      9.875% due 02/01/2004+ .....................           $           40
       8,125      9.875% due 02/01/2004+ .....................                      823
       6,250   Elan Finance PLC, Company Guarantee,
                  7.750% due 11/15/2011 ......................                    6,172
               HCA Inc.:
       3,000      Note,
                  5.250% due 11/06/2008 ......................                    3,008
       5,000      Sr. Note,
                  6.950% due 05/01/2012 ......................                    4,431
       6,000   Health Management Associates, Inc., Sr. Note,
                  6.125% due 04/15/2016 ......................                    5,775
       8,500   HealthSouth Corporation, Sr. Note,
                  10.750% due 06/15/2016** ...................                    8,755
      12,000   Tenet Healthcare Corporation, Sr. Note,
                  6.375% due 12/01/2011 ......................                   10,620
                                                                         --------------
                                                                                 54,886
                                                                         --------------
   TELECOMMUNICATIONS - 2.7%
       5,000   Deutsche Telephone Finance,
                  Company Guarantee,
                  8.000% due 06/15/2010 ......................                    5,462
       8,000   Qwest Corporation, Note,
                  8.875% due 03/15/2012 ......................                    8,840
       9,000   TELUS Corporation, Note,
                  8.000% due 06/01/2011 ......................                    9,936
       8,000   Vodafone Group PLC, Note,
                  7.750% due 02/15/2010 ......................                    8,592
                                                                         --------------
                                                                                 32,830
                                                                         --------------
   MEDIA - 2.6%
               Comcast Cable Communications Inc.:
         550      Note,
                  6.200% due 11/15/2008 ......................                      561
       7,000      Sr. Note,
                  7.125% due 06/15/2013 ......................                    7,574
       8,000   Cox Communications, Inc., Note,
                  6.750% due 03/15/2011 ......................                    8,375
       2,500   FrontierVision Holdings LP,
                  Sr. Disc. Note, (in default),
                  11.875% due 09/15/2007 .....................                    3,187
       2,000   FrontierVision Operating Partners LP,
                  Sr. Sub. Note, (in default),
                  11.000% due 10/15/2007 .....................                    2,945
       2,000   Tele-Communications, Inc., Sr. Deb.,
                  7.875% due 08/01/2013 ......................                    2,240
       5,260   Time Warner Inc., Deb.,
                  9.150% due 02/01/2023 ......................                    6,556
                                                                         --------------
                                                                                 31,438
                                                                         --------------
   TRANSPORTATION/AUTO - 2.4%
       5,000   Burlington Northern Santa Fe Corporation,
                  Deb.,
                  8.125% due 04/15/2020 ......................                    6,136
       5,000   Norfolk Southern Corporation,
                  Sr. Note,
                  6.200% due 04/15/2009 ......................                    5,109

  PRINCIPAL
   AMOUNT                                                                     VALUE
   (000S)                                                                    (000S)
------------                                                             --------------
$     12,000   Trailer Bridge, Inc., Sr. Sec. Note,
                  9.250% due 11/15/2011 ......................           $       12,240
       5,000   Union Pacific Corporation, Note,
                  3.875% due 02/15/2009 ......................                    4,858
       2,913   United Air Lines Inc.,
                  Pass-through Certificates, (in default),
                  9.080% due 10/26/2015 ......................                      970
                                                                         --------------
                                                                                 29,313
                                                                         --------------
   INFORMATION TECHNOLOGY - 2.3%
      11,250   Conexant Systems Inc., Conv. Sub. Note,
                  4.000% due 02/01/2007 ......................                   11,236
      12,000   Corning Inc., Note,
                  5.900% due 03/15/2014 ......................                   12,289
       5,000   Extreme Networks, Inc., Conv. Sub. Note,
                  3.500% due 12/01/2006 ......................                    5,000
                                                                         --------------
                                                                                 28,525
                                                                         --------------
   INDUSTRIAL PRODUCTS - 1.7%
       5,000   Champion International Corporation, Deb.,
                  7.200% due 11/01/2026 ......................                    5,407
      12,000   Noranda Inc., Note,
                  6.000% due 10/15/2015 ......................                   12,088
               Weyerhaeuser Company:
       1,500      Deb.,
                  7.375% due 03/15/2032 ......................                    1,581
       1,500      Note,
                  6.750% due 03/15/2012 ......................                    1,572
                                                                         --------------
                                                                                 20,648
                                                                         --------------
   RETAIL - 1.4%
       5,000   Fred Meyer Inc., Company Guarantee,
                  7.450% due 03/01/2008 ......................                    5,126
       6,000   Neiman Marcus Group, Inc., Company
                  Guarantee,
                  10.375% due 10/15/2015 .....................                    6,593
       5,000   Safeway Inc., Note,
                  7.500% due 09/15/2009 ......................                    5,274
                                                                         --------------
                                                                                 16,993
                                                                         --------------
   AEROSPACE/DEFENSE - 1.2%
       3,000   Lockheed Martin Corporation,
                  Company Guarantee,
                  7.750% due 05/01/2026 ......................                    3,708
       1,000   Loral Corporation, Deb.,
                  7.625% due 06/15/2025 ......................                    1,201
       9,000   Orbital Sciences Corporation, Sr. Note,
                  9.000% due 07/15/2011 ......................                    9,596
                                                                         --------------
                                                                                 14,505
                                                                         --------------
   INDEX PRODUCT - 1.0%
      12,000   Dow Jones CDX High Yield Series 7 Trust 1,
                  Pass-through Certificates,
                  8.375% due 12/29/2011** ....................                   12,195
                                                                         --------------

                       See Notes to Financial Statements.

INCOME FUND
October 31, 2006

  PRINCIPAL
   AMOUNT                                                                     VALUE
   (000S)                                                                    (000S)
------------                                                             --------------
CORPORATE BONDS AND NOTES (CONTINUED)
   FOREIGN GOVERNMENT - 0.4%
               Federal Republic of Brazil:
$      2,750      Bond,
                  9.250% due 10/22/2010 ......................           $        3,114
       1,500      Note,
                  8.750% due 02/04/2025 ......................                    1,819
                                                                         --------------
                                                                                  4,933
                                                                         --------------
               Total Corporate Bonds and Notes
                  (Cost $792,401) ............................                  798,045
                                                                         --------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 23.4%
   FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 14.6%
      39,521   4.500% due 08/01/2033 .........................                   37,219
      59,820   5.000% due 04/01/2018--11/01/2035 .............                   58,349
      75,664   5.500% due 11/01/2017--04/01/2036 .............                   75,003
       2,978   6.000% due 03/01/2031--05/01/2032 .............                    3,008
       3,489   6.500% due 01/01/2029--08/01/2029 .............                    3,585
         773   7.000% due 01/01/2032 .........................                      798
                                                                         --------------
               Total FHLMC
                  (Cost $180,372) ............................                  177,962
                                                                         --------------
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 8.5%
      35,281   4.000% due 09/01/2018--10/01/2018 .............                   33,523
       9,702   5.000% due 01/01/2018--10/01/2032 .............                    9,505
      45,469   5.500% due 03/01/2033--02/01/2035 .............                   45,043
       1,475   6.000% due 04/01/2032 .........................                    1,489
       4,341   6.500% due 09/01/2028--05/01/2032 .............                    4,451
          72   7.000% due 01/01/2030 .........................                       75
         185   7.451% due 06/01/2016 .........................                      199
       8,000   7.630% due 02/01/2010 .........................                    8,454
                                                                         --------------
               Total FNMA
                  (Cost $105,022) ............................                  102,739
                                                                         --------------
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 0.3%
       3,466      6.000% due 05/20/2032 ......................                    3,510
         433      7.000% due 06/20/2031 ......................                      446
                                                                         --------------
               Total GNMA
                  (Cost $3,879) ..............................                    3,956
                                                                         --------------
               Total U.S. Government Agency
                  Mortgage-Backed Securities
                  (Cost $289,273) ............................                  284,657
                                                                         --------------
   U.S. TREASURY NOTES - 8.6%
      23,000      4.250% due 08/15/2014 ......................                   22,491
      24,000      4.500% due 02/15/2036 ......................                   23,171
      18,000      5.125% due 05/15/2016 ......................                   18,717
      37,000      5.375% due 02/15/2031 ......................                   40,183
                                                                         --------------
               Total U.S. Treasury Notes
                  (Cost $104,603).............................                  104,562
                                                                         --------------

  PRINCIPAL
   AMOUNT                                                                     VALUE
   (000S)                                                                    (000S)
------------                                                             --------------
COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) - 0.0%
   (Cost $468)
$        467   Reilly Mortgage FHA, Series 1982,
                  (Partial default),
                  7.430% due 08/01/2022 ......................           $          467##
                                                                         --------------
REPURCHASE AGREEMENT - 1.1%
   (Cost $13,944)
      13,944   Agreement with Morgan Stanley, 5.270% dated
                  10/31/2006, to be repurchased at $13,946,000
                  on 11/01/2006 (collateralized by U.S.
                  Treasury Note, 2.000% due 01/15/2016, market
                  value $14,410,000) .........................                   13,944
                                                                         --------------
TOTAL INVESTMENTS (Cost $1,200,689*)..........................    98.7%       1,201,675
OTHER ASSETS (LIABILITIES) (NET) .............................     1.3           15,404
                                                                 -----   --------------
NET ASSETS ...................................................   100.0%  $    1,217,079
                                                                 =====   ==============

----------
*    Aggregate cost for federal tax purposes is $1,208,341.

** Security acquired in a transaction exempt from registration under Rule 144Aof the Securities Act of 1933, as amended.

+ Defaulted security is past maturity but continues to be valued in recognition of future potential worth.

## Represents fair value as determined in good faith under the direction of the Board of Trustees.

                                GLOSSARY OF TERMS

FHA -- Federal Housing Authority
MTN -- Medium-Term Note

                       See Notes to Financial Statements.

Portfolio of Investments

HIGH YIELD FUND
October 31, 2006

  PRINCIPAL
   AMOUNT                                                                     VALUE
   (000S)                                                                    (000S)
------------                                                             --------------
CORPORATE BONDS AND NOTES - 87.3%
   HEALTH CARE - 18.2%
$     23,500   Alliance Imagining, Inc., Sr. Sub. Note,
                  7.250% due 12/15/2012 ......................           $       22,090
       8,750   Athena Neurosciences Finance LLC,
                  Company Guarantee,
                  7.250% due 02/21/2008 ......................                    8,794
       7,350   Cell Therapeutic, Conv. Sub. Note,
                  4.000% due 07/01/2010 ......................                    4,640
               CV Therapeutics, Inc., Conv. Sr. Sub. Deb.:
      18,500      2.000% due 05/16/2023 ......................                   15,632
       6,500      3.250% due 08/16/2013 ......................                    5,558
      23,500   Davita Inc., Company Guarantee,
                  6.625% due 03/15/2013 ......................                   23,265
               DVI, Inc., Sr. Note, (in default):
       8,575      9.875% due 02/01/2004++ ....................                      868
       6,850      9.875% due 02/01/2004++ ....................                      694
      12,750   Elan Finance PLC, Company Guarantee,
                  7.750% due 11/15/2011 ......................                   12,591
      26,000   HCA, Inc., Note,
                  7.500% due 11/06/2033 ......................                   20,410
      21,500   HealthSouth Corporation, Sr. Note,
                  10.750% due 06/15/2016** ...................                   22,145
      24,500   ICOS Corporation, Conv. Sub. Note,
                  2.000% due 07/01/2023 ......................                   24,316
       5,000   Inhale Therapeutic Systems, Inc., Conv.
                  Sub. Note,
                  5.000% due 02/08/2007 ......................                    4,975
               Omnicare, Inc., Sr. Sub. Note:
      14,350      6.125% due 06/01/2013 ......................                   13,740
       9,000      6.875% due 12/15/2015 ......................                    8,865
      22,500   Tenet Healthcare Corporation, Sr. Note,
                  9.250% due 02/01/2015 ......................                   21,459
                                                                         --------------
                                                                                210,042
                                                                         --------------
   INDEX PRODUCT - 13.0%
      40,740   Dow Jones CDX High Yield Series 5 Trust 1,
                  Pass-through Certificates,
                  8.750% due 12/29/2010** ....................                   42,496
      12,500   Dow Jones CDX High Yield Series 6 Trust 1,
                  Pass-through Certificates,
                  8.625% due 06/29/2011** ....................                   12,828
      47,500   Dow Jones CDX High Yield Series 7 Trust 1,
                  Pass-through Certificates,
                  8.375% due 12/29/2011** ....................                   48,272
      45,570   TRAINS (Targeted Return Index Securities
                  Trust), Series HY-2006-1, Grantor Trust,
                  7.548% due 05/01/2016** ....................                   46,132
                                                                         --------------
                                                                                149,728
                                                                         --------------
   GAMING - 8.0%
      16,500   155E Tropicana Hooters LLC, Sr. Note,
                  8.750% due 04/01/2012 ......................                   14,417
      22,000   CCM Merger Inc., Note,
                  8.000% due 08/01/2013** ....................                   21,313
      22,500   MGM Grand, Inc., Sr. Note,
                  6.000% due 10/01/2009 ......................                   22,331

  PRINCIPAL
   AMOUNT                                                                     VALUE
   (000S)                                                                    (000S)
------------                                                             --------------
$     19,250   Old Evangeline Downs LLC / Diamond Jo LLC,
                  Company Guarantee,
                  8.750% due 04/15/2012 ......................           $       19,322
      14,000   Riviera Holdings Corporation,
                  Company Guarantee,
                  11.000% due 06/15/2010 .....................                   14,840
                                                                         --------------
                                                                                 92,223
                                                                         --------------
   OIL/ENERGY - 6.4%
               El Paso Natural Gas:
      12,500      Bond,
                  8.375% due 06/15/2032 ......................                   14,528
       2,750      Sr. Note,
                  7.625% due 08/01/2010 ......................                    2,853
               Hanover Compressor Company:
       2,000      Company Guarantee,
                  7.500% due 04/15/2013 ......................                    2,015
       7,950      Conv. Sr. Note,
                  4.750% due 03/15/2008 ......................                    7,731
      14,750      Sr. Note,
                  8.625% due 12/15/2010 ......................                   15,414
       7,500   Southern Natural Gas Company, Sr. Note,
                  8.000% due 03/01/2032 ......................                    8,449
      23,500   Tesoro Corporation, Sr. Note, Company
                  Guarantee,
                  6.625% due 11/01/2015 ......................                   22,913
                                                                         --------------
                                                                                 73,903
                                                                         --------------
   UTILITIES - 6.0%
      21,000   Dynegy Holdings Inc., Sr. Note,
                  8.375% due 05/01/2016 ......................                   21,682
      22,500   Mirant Americas Generation, LLC, Sr. Note,
                  8.500% due 10/01/2021 ......................                   22,275
               Reliant Energy Inc., Sr. Note:
       8,250      6.750% due 12/15/2014 ......................                    7,910
      16,000      9.500% due 07/15/2013 ......................                   16,840
                                                                         --------------
                                                                                 68,707
                                                                         --------------
   INFORMATION TECHNOLOGY - 4.5%
      14,000   BEA Systems Inc., Conv. Sub. Note,
                  4.000% due 12/15/2006 ......................                   14,035
      20,500   Conexant Systems Inc., Conv. Sub. Note,
                  4.000% due 02/01/2007 ......................                   20,474
      16,000   SS&C Technologies, Inc., Sr. Note,
                  Company Guarantee,
                  11.750% due 12/01/2013 .....................                   17,280
                                                                         --------------
                                                                                 51,789
                                                                         --------------
   FOREIGN GOVERNMENT - 4.2%
               Federal Republic of Brazil:
       5,000      Bond,
                  9.250% due 10/22/2010 ......................                    5,662
      33,400      Bond (F),
                  12.500% due 01/05/2016 .....................                   15,877
       6,000      Note,
                  8.750% due 02/04/2025 ......................                    7,275
     203,674   United Mexican States, Bonds (F),
                  8.000% due 12/19/2013 ......................                   19,082
                                                                         --------------
                                                                                 47,896
                                                                         --------------

                       See Notes to Financial Statements.

HIGH YIELD FUND
October 31, 2006

  PRINCIPAL
   AMOUNT                                                                     VALUE
   (000S)                                                                    (000S)
------------                                                             --------------
CORPORATE BONDS AND NOTES (CONTINUED)
   LEISURE - 4.1%
$     27,000   Blockbuster Inc., Sr. Sub. Note,
                  9.000% due 09/01/2012 ......................           $       24,435
               Royal Caribbean Cruises Ltd.:
       7,000      Deb.,
                  7.250% due 03/15/2018 ......................                    7,003
      14,000      Sr. Note,
                  8.750% due 02/02/2011 ......................                   15,354
                                                                         --------------
                                                                                 46,792
                                                                         --------------
   MEDIA - 3.8%
      21,000   Nielsen Finance LLC, Sr. Note,
                  10.000% due 08/01/2014** ...................                   21,998
      22,000   Sirius Satellite Radio Inc., Sr. Note,
                  9.625% due 08/01/2013 ......................                   21,560
                                                                         --------------
                                                                                 43,558
                                                                         --------------
   PAPER/CONTAINERS - 3.3%
       2,000   Crown Americas LLC, Sr. Note,
                  7.750% due 11/15/2015 ......................                    2,062
               Crown Cork & Seal Company, Inc., Deb.:
      10,500      7.375% due 12/15/2026 ......................                    9,739
       5,500      8.000% due 04/15/2023 ......................                    5,307
      13,500   Graphic Packaging International, Sr. Note,
                  8.500% due 08/15/2011 ......................                   13,939
       7,500   Jefferson Smurfit Corporation, Company
                  Guarantee,
                  8.250% due 10/01/2012 ......................                    7,313
                                                                         --------------
                                                                                 38,360
                                                                         --------------
   TELECOMMUNICATIONS - 3.0%
      18,500   Qwest Corporation, Note,
                  8.875% due 03/15/2012 ......................                   20,443
      14,710   TriQuint Semiconductor, Inc., Conv. Sub.
                  Note,
                  4.000% due 03/01/2007 ......................                   14,673
                                                                         --------------
                                                                                 35,116
                                                                         --------------
   TRANSPORTATION - 2.8%
               AMR Corporation:
                  Conv. Sr. Note
       2,000      4.500% due 02/15/2024 ......................                    2,932
                  Deb.:
       7,875      9.000% due 08/01/2012 ......................                    8,308
       8,300      9.000% due 09/15/2016 ......................                    8,674
       1,600   Continental Airlines, Inc., Conv. Sr. Note,
                  5.000% due 06/15/2023 ......................                    3,258
      10,000   New Flyer Industries, Sub. Note (F),
                  14.000% due 08/19/2020** ...................                    9,395
                                                                         --------------
                                                                                 32,567
                                                                         --------------
   RETAILING - 2.7%
       1,000   Asbury Automotive Group, Inc., Sr. Sub. Note,
                  8.000% due 03/15/2014 ......................                    1,015

  PRINCIPAL
   AMOUNT                                                                     VALUE
   (000S)                                                                    (000S)
------------                                                             --------------
$     12,000   Neiman Marcus Group, Inc., Company
                  Guarantee,
                  10.375% due 10/15/2015 .....................           $       13,185
      16,500   Southern States Cooperative, Inc., Sr. Note,
                  10.500% due 11/01/2010** ...................                   17,449
                                                                         --------------
                                                                                 31,649
                                                                         --------------
   AEROSPACE/DEFENSE - 2.7%
      18,000   Orbital Sciences Corporation, Sr. Note,
                  9.000% due 07/15/2011 ......................                   19,193
      11,000   Primus International Inc., Sr. Note,
                  11.500% due 04/15/2009** ...................                   11,935
                                                                         --------------
                                                                                 31,128
                                                                         --------------
   CABLE TV - 2.3%
       5,650   Adelphia Communications, Sr. Note,
                  (in default),
                  10.250% due 06/15/2011 .....................                    4,590
       9,250   FrontierVision Holdings LP,
                  Sr. Disc. Note, (in default),
                  11.875% due 09/15/2007 .....................                   11,794
       7,250   FrontierVision Operating Partners LP,
                  Sr. Sub. Note, (in default),
                  11.000% due 10/15/2007 .....................                   10,676
                                                                         --------------
                                                                                 27,060
                                                                         --------------
   SERVICES - 2.3%
      22,000   Allied Waste North America, Inc., Sr. Note,
                  7.875% due 04/15/2013 ......................                   22,715
      4,000    Great Lakes Dredge & Dock Company,
                  Sr. Sub. Note,
                  7.750% due 12/15/2013 ......................                    3,740
                                                                         --------------
                                                                                 26,455
                                                                         --------------
               Total Corporate Bonds and Notes
                  (Cost $986,956) ............................                1,006,973
                                                                         --------------
   SHARES
------------
COMMON STOCKS - 6.3%
     300,000   B&G Foods Inc., EIS ...........................                    5,700
     313,800   Health Care Property Investors, Inc. ..........                    9,853
     260,000   Health Care REIT, Inc. ........................                   10,733
     189,757   ICO Global Communications Holdings Ltd.+ ......                    1,063
     814,900   Nationwide Health Properties, Inc. ............                   23,420
   1,101,400   New Flyer Industries Inc., IDS (F)**** ........                    8,533
     769,200   OMEGAHealthcare Investors, Inc. ...............                   12,984
                                                                         --------------
               Total Common Stocks
                  (Cost $45,026) .............................                   72,286
                                                                         --------------
CONVERTIBLE PREFERRED STOCKS - 2.0%
     100,000   Aspen Insurance Holdings Ltd. .................                    5,300
     329,000   Crown Castle International Corporation***                         18,218
                                                                         --------------
               Total Convertible Preferred Stocks
                  (Cost $22,310) .............................                   23,518
                                                                         --------------

                       See Notes to Financial Statements.

HIGH YIELD FUND
October 31, 2006

  PRINCIPAL
   AMOUNT                                                                     VALUE
   (000S)                                                                    (000S)
------------                                                             --------------
REPURCHASE AGREEMENT - 2.4%
   (Cost $27,366)
$     27,366   Agreement with Morgan Stanley,
                  5.270% dated 10/31/2006, to be repurchased
                  at $27,370,000 on 11/01/2006 (collateralized
                  by U.S. Treasury Note, 2.000% due
                  01/15/2016, market value $28,281,000) .....            $       27,366
                                                                         --------------
TOTAL INVESTMENTS (Cost $1,081,658*) ........................     98.0%       1,130,143
OTHER ASSETS (LIABILITIES) (NET) ............................      2.0           23,491
                                                                 -----   --------------
NET ASSETS ..................................................    100.0%  $    1,153,634
                                                                 =====   ==============

----------
*    Aggregate cost for federal tax purposes is $1,085,409.

** Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933, as amended.

*** Affiliated issuer as defined by the Investment Company Act of 1940 (the Fund controls 5.0% or more of the outstanding voting shares of the company). Total cost of such securities is $17,055,000 and the total value is $18,218,000 or 1.6% of the total net assets of the Fund.

**** Affiliated issuer as defined by the Investment Company Act of 1940 (the
     Fund controls 5.0% or more of the outstanding voting shares of the company). Total cost of such securities is $8,544,000 and the total value is $8,533,000 or 0.7% of the total net assets of the Fund.

+    Non-income producing security.

++ Defaulted security is past maturity but continues to be valued in recognition of future potential worth.

                                GLOSSARY OF TERMS

EIS -- Enhanced Income Security
(F) -- Foreign Shares
IDS -- Income Deposit Security

                       See Notes to Financial Statements.

Portfolio of Investments

CALIFORNIA MUNICIPAL FUND
October 31, 2006

  PRINCIPAL
   AMOUNT                                                                     VALUE
   (000S)                                                                    (000S)
------------                                                             --------------
MUNICIPAL BONDS AND NOTES - 98.9%
   CALIFORNIA - 98.0%
               ABAG Financing Authority for Nonprofit
                  Corporations, COP:
                  (O'Connor Woods Obligation Group),
                  (ACA Insured):
$      2,280      5.700% due 11/01/2013 ......................           $        2,400
         500      5.400% due 11/01/2009 ......................                      509
         340      (Episcopal Homes Foundation),
                  5.000% due 07/01/2007 ......................                      342
       1,240   ABAG Financing Authority for Nonprofit
                  Corporations, Revenue Bonds, (California
                  School of Mechanical Arts),
                  5.250% due 10/01/2026 ......................                    1,304
       5,360   Alhambra, Improvement Board Act of 1915,
                  Special Tax Revenue, (Public Works
                  Assessment District No. 1),
                  (MBIA Insured),
                  6.125% due 09/02/2018 ......................                    5,643
               Amador Water Agency, COP, Series A,
                  (MBIA Insured):
       2,730      5.000% due 06/01/2032 ......................                    2,895
       3,625      5.000% due 06/01/2036 ......................                    3,839
       2,000   Anaheim, Public Financing Authority,
                  Tax Allocation Revenue, (Inverse Floater),
                  (MBIA Insured),
                  9.220% due 12/28/2018+ .....................                    2,202
       2,210   Azusa, Community Facilities District No. 1,
                  Special Tax Revenue, (Mountain Cove),
                  Series A,
                  6.000% due 09/01/2026 ......................                    2,332
               Baldwin Park, Public Financing Authority,
                  Lease Revenue, (Community Center Project),
                  (AMBAC Insured):
       2,635      5.000% due 08/01/2027 ......................                    2,774
       3,000      5.000% due 08/01/2034 ......................                    3,149
               Barstow, Redevelopment Agency, Tax Allocation
                  Revenue, (Central Redevelopment Project),
                  Series A, (MBIA Insured):
       1,120      ETM,
                  7.000% due 09/01/2014 ......................                    1,287
         585      (Unrefunded Balance),
                  7.000% due 09/01/2014 ......................                      665
       2,000   Bay Area Government Association, Tax
                  Allocation Revenue, (California
                  Redevelopment Agency Pool), Series A,
                  (XLCA Insured),
                  5.250% due 09/01/2029 ......................                    2,152
       3,155   Burbank, Waste Disposal Revenue, Series B,
                  (FSA Insured),
                  5.250% due 05/01/2024 ......................                    3,383
               California County, Tobacco Securitization
                  Agency, Tobacco Settlement Asset-Backed
                  Revenue:
                  (Sonoma County Securitization Corporation):
       2,000      5.125% due 06/01/2038 ......................                    2,056
       5,000      5.250% due 06/01/2045 ......................                    5,183
       2,000      (Merced County Tobacco Funding
                  Corporation), Series A,
                  5.125% due 06/01/2038 ......................                    2,056

  PRINCIPAL
   AMOUNT                                                                     VALUE
   (000S)                                                                    (000S)
------------                                                             --------------
$      2,000      (Los Angeles County Securitization
                  Corporation),
                  Zero Coupon due 06/01/2028 .................           $        1,713
       2,000   California Department of Veteran Affairs,
                  Home Purchase Revenue, Series A,
                  (AMBAC Insured),
                  5.400% due 12/01/2018 ......................                    2,019
       1,000   California Educational Facilities Authority,
                  College & University Revenue,
                  (Pooled College & University), Series B,
                  6.625% due 06/01/2020 ......................                    1,083
       1,000   California Educational Facilities Authority,
                  Student Loan Revenue, (California Loan
                  Program), Series A, AMT, (MBIA Insured),
                  5.100% due 03/01/2014 ......................                    1,034
               California Health Facilities Financing
                  Authority,
                  Health Care Revenue:
                  (Kaiser Permanente), Series A:
       1,000      5.000% due 04/01/2037 ......................                    1,043
         700      5.250% due 04/01/2039 ......................                      747
       1,000      Rites-PA-1414, (Inverse Floater),
                  7.224% due 11/15/2034+ .....................                    1,127
       1,000   California Infrastructure & Economic
                  Development Bank, Health Care Revenue,
                  (The J. David Gladstone Institute Project),
                  5.500% due 10/01/2015 ......................                    1,075
       2,500   California Pollution Control Financing
                  Authority, PCR, (San Diego Gas and
                  Electric Company), Series A, AMT,
                  (AMBAC Insured),
                  5.850% due 06/01/2021 ......................                    2,509
               California Pollution Control Financing
                  Authority, Solid Waste Disposal Revenue,
                  (Waste Management Inc. Project), AMT:
       2,500      Series C,
                  5.125% due 11/01/2023 ......................                    2,620
       1,500      Series B,
                  5.000% due 07/01/2027 ......................                    1,547
       1,000   California Rural Home Mortgage Finance
                  Authority, Home Buyers Fund, SFMR,
                  (Mortgage-Backed Securities Program),
                  Series 2006-A, (GNMA/FNMA/FHLMC
                  Collateral),
                  5.400% due 12/01/2036** ....................                    1,074
          30   California Rural Home Mortgage Finance
                  Authority, SFMR, (Mortgage-Backed
                  Securities Program), Issue A, Series 2, AMT,
                  (GNMA/FHLMC Collateral),
                  7.950% due 12/01/2024 ......................                       31
       3,000   California State Department of Water Resources,
                  Power Supply Revenue, Series A,
                  5.875% due 05/01/2016 ......................                    3,382
       1,670   California State Department of Water Resources,
                  Water Revenue, Series W, (FSA Insured),
                  (Unrefunded Balance),
                  5.000% due 12/01/2018 ......................                    1,775
               California State Public Works Board, Lease
                  Revenue:
       4,200      (UC M.I.N.D. Institute), Series A,
                  5.000% due 04/01/2023 ......................                    4,369

                       See Notes to Financial Statements.

CALIFORNIA MUNICIPAL FUND
October 31, 2006

  PRINCIPAL
   AMOUNT                                                                     VALUE
   (000S)                                                                    (000S)
------------                                                             --------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
   CALIFORNIA (CONTINUED)
                  (Department of Mental Health - Coalinga
                  State Hospital), Series A:
$      3,000      5.000% due 06/01/2024 ......................           $        3,163
       1,750      5.000% due 06/01/2025 ......................                    1,843
       1,980      (Department of Corrections - Kern County
                  at Delano II State Prison), Series C,
                  5.500% due 06/01/2023 ......................                    2,180
       3,000      (Various California State University
                  Projects), Series C,
                  5.400% due 10/01/2022 ......................                    3,092
               California State, GO:
       2,000      (CIFG-TCRS Insured),
                  5.000% due 10/01/2022                                           2,106
       4,430      (FGIC-TCRS Insured),
                  5.500% due 06/01/2025 ......................                    4,700
       1,280      (Veterans), Series BJ, AMT,
                  5.700% due 12/01/2032 ......................                    1,308
       6,000   California State, GO, Unlimited,
                  4.500% due 09/01/2036 ......................                    5,967
       1,500   California Statewide Communities Development
                  Authority, College & University Revenue,
                  (Thomas Jefferson School of Law), Series A,
                  4.875% due 10/01/2035 ......................                    1,530
       2,315   California Statewide Communities Development
                  Authority, COP, (Cedars-Sinai Medical
                  Center), (MBIA-IBC Insured),
                  6.500% due 08/01/2012 ......................                    2,494
               California Statewide Communities Development
                  Authority, Health Care Revenue:
                  (Kaiser Permanente), Series B:
       2,800      5.000% due 03/01/2041 ......................                    2,913
       4,200      5.250% due 03/01/2045 ......................                    4,468
       5,085      (Sutter Health), Series A,
                  5.000% due 11/15/2043 ......................                    5,329
       2,000      (Adventist Health System), Series A,
                  5.000% due 03/01/2035 ......................                    2,074
       1,260      (Daughters of Charity Health System
                  Project), Series A,
                  5.000% due 07/01/2039 ......................                    1,295
               California Statewide Communities Development
                  Authority, MFHR, (Equity Residential
       1,000      Housing): Series B,
                  5.200% due 12/01/2029 ......................                    1,032
       3,300      Series C,
                  5.200% due 06/15/2009 ......................                    3,405
       3,500   California Statewide Communities Development
                  Authority, Revenue Bond, (The Salk Institute
                  Biological), (MBIAInsured),
                  5.250% due 08/01/2031 ......................                    3,749
       1,000   Carson, Redevelopment Agency, Tax Allocation
                  Revenue, (Area No. 1 Project),
                  (MBIA Insured),
                  5.500% due 10/01/2016 ......................                    1,145
               Cathedral City, Improvement Board Act of 1915,
                  Special Tax Revenue, (Cove Improvement
                  District No. 04-02):
         990      5.000% due 09/02/2030 ......................                      999
       1,335      5.050% due 09/02/2035 ......................                    1,349

  PRINCIPAL
   AMOUNT                                                                     VALUE
   (000S)                                                                    (000S)
------------                                                             --------------
$      1,000   Chula Vista, Community Facilities District No.
                  2001-1, Special Tax Revenue, (Improvement
                  Area B-San Miguel Ranch Project),
                  5.450% due 09/01/2036 ......................           $        1,032
       3,000   Chula Vista, COP, (MBIA Insured),
                  5.000% due 08/01/2027 ......................                    3,150
       1,475   Chula Vista, Public Financing Authority,
                  Special Tax Revenue, (Assessment
                  Districts Refinancing), Sr. Lien, Series
                  A, (FSA Insured),
                  4.700% due 09/02/2014 ......................                    1,570
       2,000   Coachella, Redevelopment Agency, Tax
                  Allocation Revenue, (Area No. 3 Project),
                  5.875% due 12/01/2028 ......................                    2,067
       2,160   Contra Costa County, Public Financing
                  Authority, Lease Revenue, (Capital
                  Projects), Series B, (MBIA Insured),
                  5.250% due 06/01/2027 ......................                    2,259
       5,000   Contra Costa, Community College District,
                  GO, (Election of 2002), (MBIA Insured),
                  5.000% due 08/01/2029 ......................                    5,294
               Contra Costa, Water District Revenue, Series
                  K, (FSA Insured):
       1,445      5.000% due 10/01/2017 ......................                    1,534
       1,520      5.000% due 10/01/2018 ......................                    1,613
       1,665   Davis, Public Facilities Finance Authority
                  Local Agency, Special Tax Revenue,
                  (Mace Ranch Area), Series A,
                  6.600% due 09/01/2025 ......................                    1,731
       1,605   Dinuba Redevelopment Agency, Tax Allocation
                  Refunding Bonds, (Merged City of Dinuba
                  Redevelopment Project), (AMBAC Insured),
                  4.375% due 09/01/2031 ......................                    1,586
       1,215   Fairfield, Housing Authority, Mortgage
                  Revenue, (Creekside Estates Mobile Homes),
                  5.625% due 09/01/2023 ......................                    1,264
       1,000   Fontana, Redevelopment Agency, Tax
                  Allocation Revenue, (Southwest Industrial
                  Park Project), (MBIA Insured),
                  5.200% due 09/01/2030 ......................                    1,031
               Foothill Eastern Transportation Corridor
                  Agency, Toll Road Revenue:
       9,000      Zero coupon due 01/15/2026 .................                    8,244
      20,000      Zero coupon due 01/15/2030 .................                    5,305
      10,000      Zero coupon due 01/15/2032 .................                    2,343
      10,000      Zero coupon due 01/15/2033 .................                    2,207
      10,000      Zero coupon due 01/15/2034 .................                    2,074
      10,000      Zero coupon due 01/15/2036 .................                    1,832
      10,000      Zero coupon due 01/15/2037 .................                    1,724
       9,000      Zero coupon due 01/15/2038 .................                    1,461
       2,000   Fresno, Joint Powers Financing Authority,
                  Lease Revenue, Series A, (FSA Insured),
                  5.750% due 06/01/2026 ......................                    2,171
               Golden State Tobacco Securitization
                  Corporation, Tobacco Settlement
                  Asset-Backed Revenue, Series 2003-A-1:
       1,000      6.750% due 06/01/2039 ......................                    1,141
       5,000      6.625% due 06/01/2040 ......................                    5,656
       3,960      6.250% due 06/01/2033 ......................                    4,391

                       See Notes to Financial Statements.

CALIFORNIA MUNICIPAL FUND
October 31, 2006

  PRINCIPAL
   AMOUNT                                                                     VALUE
   (000S)                                                                    (000S)
------------                                                             --------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
   CALIFORNIA (CONTINUED)
$      1,000   Hi Desert, Members Health Care District,
                  Health Care Revenue,
                  5.500% due 10/01/2015 ......................           $        1,011
       3,000   Highland, Redevelopment Agency, Tax
                  Allocation Revenue, (Highland
                  Redevelopment Project Area No. 1),
                  Series A, (AMBAC Insured),
                  5.000% due 12/01/2028 ......................                    3,162
               Huntington Beach, Union High School
                  District, GO, (Election of 2004),
                  (FSA Insured):
       2,000      5.000% due 08/01/2027 ......................                    2,118
       5,000      5.000% due 08/01/2029 ......................                    5,294
       2,000   Huntington Park, Public Financing Authority,
                  Lease Revenue, (Wastewater System Project),
                  6.200% due 10/01/2025 ......................                    2,063
       5,000   Imperial Irrigation District, COP, (Water
                  System Projects), (AMBAC Insured),
                  5.500% due 07/01/2029 ......................                    5,407
       1,250   Imperial, Water Facilities Revenue, COP,
                  (FGIC Insured),
                  5.000% due 10/15/2020 ......................                    1,328
       1,765   Independent Cities, Lease Finance Authority,
                  Mobile Home Park Revenue, (San Juan
                  Mobile Estates), Series A,
                  5.000% due 05/15/2031 ......................                    1,798
               Irvine, Improvement Board Act of 1915,
                  Special Tax Revenue:
       1,500      (Assessment District No. 03-19), Group 4,
                  5.000% due 09/02/2029 ......................                    1,518
       1,125      (Assessment District No. 03-19), Group 3,
                  5.000% due 09/02/2025 ......................                    1,133
       1,295      (Assessment District No. 00-18), Group 5,
                  5.000% due 09/02/2026 ......................                    1,304
         990   Irvine, Meadows Mobile Home Park,
                  Mortgage Revenue, Series A,
                  5.700% due 03/01/2018 ......................                    1,027
               Irvine, Public Facilities & Infrastructure
                  Authority, Assessment Revenue,
                  (AMBAC Insured):
       2,000      Series C,
                  5.000% due 09/02/2023 ......................                    2,065
                  Series B:
       1,455      5.000% due 09/02/2020 ......................                    1,505
       3,630      5.000% due 09/02/2021 ......................                    3,754
       2,600   Irvine, Unified School District Financing
                  Authority, Special Tax Revenue, (Group II),
                  Series A,
                  5.000% due 09/01/2026 ......................                    2,619
       1,825   La Canada, Unified School District, GO,
                  (Election of 2004), Series A,
                  (MBIA Insured),
                  5.500% due 08/01/2028 ......................                    2,017
               La Quinta, Financing Authority, Local Agency
                  Revenue, Series A, (AMBAC Insured):
       1,000      5.250% due 09/01/2024 ......................                    1,085
       2,000      5.000% due 09/01/2029 ......................                    2,113

  PRINCIPAL
   AMOUNT                                                                     VALUE
   (000S)                                                                    (000S)
------------                                                             --------------
$      1,500   La Verne, Public Financing Authority, Revenue
                  Bonds, (Capital Improvement Projects),
                  7.250% due 09/01/2026 ......................           $        1,544
       1,695   Lake Elsinore, Public Financing Authority,
                  Local Agency Revenue, Series G,
                  5.800% due 09/02/2015 ......................                    1,765
       1,000   Loma Linda, Hospital Revenue, (Loma Linda
                  University Medical Center), Series A,
                  5.000% due 12/01/2022 ......................                    1,041
         410   Long Beach California, Building Financial
                  Authority, Tax Allocation, Revenue
                  Unrefunded Balance - North Long A,
                  (AMBAC insured),
                  5.000% due 08/01/2022 ......................                      438
       2,000   Long Beach, Community Facilities District
                  No. 5, Special Tax Revenue, (Towne Center),
                  6.875% due 10/01/2025 ......................                    2,064
         145   Los Angeles, Community Redevelopment
                  Agency, Housing Revenue, Series C,
                  (AMBAC Insured),
                  6.750% due 07/01/2014 ......................                      145
       1,000   Los Angeles, Community Redevelopment
                  Agency, Redevelopment Financing Authority,
                  Pooled Financing Revenue, Series N,
                  (MBIA Insured),
                  5.250% due 09/01/2026 ......................                    1,094
       2,500   Los Angeles, Community Redevelopment
                  Agency, Tax Allocation Revenue, (North
                  Hollywood Project), Series E, (MBIA Insured),
                  5.400% due 07/01/2024 ......................                    2,664
       1,000   Los Angeles, MFHR, (Ridgecroft Apartments
                  Project), Series E, AMT, (GNMA Collateral),
                  6.250% due 09/20/2039 ......................                    1,024
       1,445   Los Angeles, Special Assessment Revenue,
                  (Landscaping & Lighting District No. 96-1
                  Project), (AMBAC Insured),
                  5.000% due 03/01/2022 ......................                    1,512
       2,000   Los Banos Redevelopment Agency, 2006 Tax
                  Allocation Revenue, (RADIAN Insured),
                  5.000% due 09/01/2036 ......................                    2,088
       1,000   Modesto City, Community Facilities District
                  No. 2004-1, Special Tax Revenue,
                  (Village One #2),
                  5.150% due 09/01/2036 ......................                    1,020
       1,760   Moreno Valley, Unified School District, COP,
                  (FSA Insured),
                  5.000% due 03/01/2027 ......................                    1,849
       2,785   Needles, Public Utilities Authority, Utilities
                  Revenue, (Utilities System Acquisition
                  Project), Series A,
                  6.500% due 02/01/2022 ......................                    2,857
               Northern California, Tobacco Securitization
                  Authority, Tobacco Settlement Asset-Backed
                  Revenue, Series A-1:
      10,000      5.375% due 06/01/2038 ......................                   10,490
       9,080      5.500% due 06/01/2045 ......................                    9,604
       1,485   Oceanside, Community Facilities District No.
                  01-1, Special Tax Revenue, (Morro Hills
                  Development Project), Series A,
                  5.500% due 09/01/2029 ......................                    1,548
       1,500   Oceanside, COP, Series A, (AMBAC Insured),
                  5.250% due 04/01/2018 ......................                    1,623

                       See Notes to Financial Statements.

CALIFORNIA MUNICIPAL FUND
October 31, 2006

  PRINCIPAL
   AMOUNT                                                                     VALUE
   (000S)                                                                    (000S)
------------                                                             --------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
   CALIFORNIA (CONTINUED)
               Oxnard, Harbor District, Revenue Bonds:
$      1,200      Series A, AMT,
                  5.750% due 08/01/2020 ......................           $        1,285
       1,000      Series B,
                  6.000% due 08/01/2024 ......................                    1,127
       1,090   Pacifica, Wastewater Revenue,
                  (AMBAC Insured),
                  5.000% due 10/01/2024 ......................                    1,158
       1,280   Palm Desert, Financing Authority, Tax
                  Allocation Revenue, (Project Area No. 2),
                  Series A, (MBIA Insured),
                  5.000% due 08/01/2022 ......................                    1,362
       2,805   Perris, Public Financing Authority, 2006
                  Tax Allocation Revenue,
                  5.300% due 10/01/2026 ......................                    2,877
       1,995   Pomona, COP, (Mission Promenade Project),
                  Series AE, (AMBAC Insured),
                  5.375% due 10/01/2032 ......................                    2,102
       5,000   Pomona, Public Financing Authority, Tax
                  Allocation Revenue, (Merged Redevelopment
                  Project), Series AD, (MBIA Insured),
                  5.000% due 02/01/2021 ......................                    5,198
       1,000   Pomona, Unified School District, GO,
                  (MBIA Insured),
                  6.150% due 08/01/2030 ......................                    1,236
       5,000   Port of Oakland, Airport & Marina Revenue,
                  Series K, AMT, (FGIC Insured),
                  5.750% due 11/01/2029 ......................                    5,331
       1,000   Poway, Redevelopment Agency, Tax Allocation
                  Revenue, (Paguay Redevelopment Project),
                  (AMBAC Insured),
                  5.375% due 06/15/2019 .....................                     1,090
       2,540   Redding, Electrical Systems, COP, (Inverse
                  Floater), (MBIA Insured),
                  9.156% due 07/01/2022+ .....................                    3,573
       1,000   Redondo Beach, Public Financing Authority,
                  Revenue Bonds, (South Bay Center
                  Redevelopment Project),
                  7.125% due 07/01/2026 ......................                    1,022
       1,160   Riverside County, COP, (Capital Improvement
                  & Family Law Court Refunding Projects),
                  Series A, (FGIC Insured),
                  5.000% due 11/01/2025 ......................                    1,231
       2,100   Riverside County, Public Financing Authority,
                  COP,
                  5.800% due 05/15/2029 ......................                    2,180
               Rocklin, Unified School District, Capital
                  Appreciation, GO, (FGIC Insured):
       1,030      Zero coupon due 08/01/2014 .................                      701
       1,210      Zero coupon due 08/01/2016 .................                      736
       1,255      Zero coupon due 08/01/2017 .................                      723
       1,360      Zero coupon due 08/01/2019 .................                      702
       1,415      Zero coupon due 08/01/2020 .................                      692
       1,225      Zero coupon due 08/01/2023 .................                      510
               Saddleback Valley, Unified School District,
                  GO, (Election of 2004), Series A,
                  (FSA Insured):
       3,000      5.000% due 08/01/2027 ......................                    3,177

  PRINCIPAL
   AMOUNT                                                                     VALUE
   (000S)                                                                    (000S)
------------                                                             --------------
$      4,000      5.000% due 08/01/2029 ......................           $        4,235
               Salinas Valley, Solid Waste Authority,
                  Resource Recovery Revenue, AMT,
                  (AMBAC Insured):
       2,475      5.250% due 08/01/2027 ......................                    2,605
       2,000      5.250% due 08/01/2031 ......................                    2,100
               San Diego, Redevelopment Agency, Auto
                  Parking Revenue:
       1,000      (Centre City Redevelopment Project),
                  Series A,
                  6.400% due 09/01/2019 ......................                    1,056
       1,030      (Southcrest Redevelopment Project),
                  6.500% due 10/01/2025 ......................                    1,126
       4,000   San Francisco City and County, International
                  Airports Commission, Airport Revenue,
                  Second Series, AMT, (MBIA Insured),
                  Issue 27A,
                  5.250% due 05/01/2026 ......................                    4,162
       9,310   San Jose, Financing Authority, Lease Revenue,
                  (Convention Center Project), Series F,
                  (MBIA Insured),
                  5.000% due 09/01/2018 ......................                    9,860
       1,000   San Jose, MFHR, (Sixth & Martha Family
                  Apartments), AMT, (FNMA Collateral),
                  5.875% due 03/01/2033 ......................                    1,039
       3,780   San Juan, Unified School District, GO,
                  (Election of 2002), Series A,
                  (MBIA Insured),
                  5.000% due 08/01/2027 ......................                    4,002
       4,315   Santa Rosa, Mortgage Revenue, (Channate
                  Lodge), (FHA Insured),
                  6.700% due 12/01/2024 ......................                    4,322
       2,000   Semitropic Improvement District of Semitropic
                  Water Storage District, Water Banking
                  Revenue, Series A, (XLCA Insured),
                  5.125% due 12/01/2035 ......................                    2,126
               South Gate, Public Financing Authority,
                  Tax Allocation Revenue, (South Gate
                  Redevelopment Project No. 1):
       2,090      (AMBAC Insured),
                  5.250% due 09/01/2022 ......................                    2,249
       1,500      (XLCA Insured),
                  5.000% due 09/01/2016 ......................                    1,618
       4,000   Southern California Tobacco Securitization
                  Authority, Tobacco Settlement Asset-Backed
                  Revenue, Series A-1,
                  5.000% due 06/01/2037 ......................                    4,082
       8,000   Southern California, Tobacco Securitization
                  Authority, Tobacco Settlement Asset-Backed
                  Revenue, Series A-1,
                  5.125% due 06/01/2046 ......................                    8,202
       1,780   Stockton-East, Water District, COP, (1975 &
                  1990 Projects), Series A, (FGIC Insured),
                  5.250% due 04/01/2022 ......................                    1,919
       3,270   Temecula, Redevelopment Agency, Tax Allocation
                  Revenue, (Redevelopment Project No.1),
                  (MBIA Insured),
                  5.250% due 08/01/2036 ......................                    3,411
       1,000   Torrance, Hospital Revenue, (Torrance Memorial
                  Medical Center), Series A,
                  6.000% due 06/01/2022 ......................                    1,094

                      See Notes to Financial Statements.

CALIFORNIA MUNICIPAL FUND
October 31, 2006

  PRINCIPAL
   AMOUNT                                                                     VALUE
   (000S)                                                                    (000S)
------------                                                             --------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
   CALIFORNIA (CONTINUED)
$      1,635   Truckee Donner Public Utility District,
                  Refunding Revenue, COP, Series 2006,
                  (MBIA Insured),
                  5.000% due 11/15/2031 ......................           $        1,742
       1,900   Turlock, COP, (Emanuel Medical Center Inc.
                  Project), Series A,
                  5.375% due 10/15/2034 ......................                    2,003
       1,000   Tustin, Community Facilities District No. 04-1,
                  Special Tax Revenue, (Tustin Legacy/John
                  Laing Homes Project),
                  5.375% due 09/01/2029 ......................                    1,034
       4,635   University of California, College & University
                  Revenue, (Multipurpose Projects), Series M,
                  (FGIC Insured),
                  5.125% due 09/01/2018 ......................                    4,862
       6,940   Val Verde Unified School District, COP,
                  (School Construction Project), Series A,
                  (AMBAC Insured),
                  5.000% due 02/01/2031 ......................                    7,353
       2,305   Walnut, Public Financing Authority, Tax
                  Allocation Revenue, (Walnut Improvement
                  Project), (AMBAC Insured),
                  5.375% due 09/01/2022 ......................                    2,486
                                                                         --------------
                                                                                393,532
                                                                         --------------
   PUERTO RICO - 0.6%
       2,500   Puerto Rico Commonwealth, Children's
                  Trust Fund, Tobacco Settlement
                  Asset-Backed Revenue, Series 2002,
                  5.625% due 05/15/2043 ......................                    2,635
                                                                         --------------
   VIRGIN ISLANDS - 0.3%
       1,000   Virgin Islands, Public Finance Authority,
                  Revenue Bonds, (Gross Receipts of
                  Taxes on Loan Notes), Series A,
                  6.375% due 10/01/2019 ......................                    1,101
                                                                         --------------
               Total Municipal Bonds and Notes
                  (Cost $376,705) ............................                  397,268
                                                                         --------------
TOTAL INVESTMENTS++ (Cost $376,705*) .........................    98.9%         397,268
OTHER ASSETS (LIABILITIES) (NET) .............................     1.1            4,433
                                                                 -----   --------------
NET ASSETS ....................................................  100.0%  $      401,701
                                                                 =====   ==============

----------
*    Aggregate cost for federal tax purposes is $376,593.

**   Security purchased on a when-issued basis.

+ Variable rate security. The interest rate shown reflects the rate in effect at October 31, 2006.

++   All securities segregated as collateral for when-issued securities.

The California Municipal Fund had the following industry concentrations greater than 10.0% at October 31, 2006 (as a percentage of the total net assets of the Fund) (unaudited):

Tobacco-Master Settlement   14.5%
Special Tax Revenue-Tax
Allocation/Increment        12.4%

The California Municipal Fund had the following insurance concentrations greater than 10.0% at October 31, 2006 (as a percentage of the total net assets of the Fund) (unaudited):

MBIA    19.2%
AMBAC   13.9%

                                GLOSSARY OF TERMS

ACA    -- ACA Financial Guaranty Corporation
AMBAC  -- American Municipal Bond Assurance Corporation
AMT    -- Alternative Minimum Tax
CIFG   -- CDC IXIS Financial Guaranty North America, Inc.
COP    -- Radian Asset Assurance Inc.
ETM    -- Escrowed to Maturity
FGIC   -- Federal Guaranty Insurance Corporation
FHA    -- Federal Housing Authority
FHLMC  -- Federal Home Loan Mortgage Corporation
FNMA   -- Federal National Mortgage Association
FSA    -- Financial Security Assurance
GNMA   -- Government National Mortgage Association
GO     -- General Obligation
IBC    -- Insured Bond Certificate
MBIA   -- Municipal Bond Investors Assurance
MFHR   -- Multi-family Housing Revenue
PCR    -- Pollution Control Revenue
RADIAN -- Radian Asset Assurance Inc.
SFMR   -- Single Family Mortgage Revenue
TCRS   -- Transferable Custodial Receipts
XLCA   -- XL Capital Assurance Inc.

                       See Notes to Financial Statements.

Portfolio of Investments

CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND
October 31, 2006

  PRINCIPAL
   AMOUNT                                                                     VALUE
   (000S)                                                                    (000S)
------------                                                             --------------
MUNICIPAL BONDS AND NOTES - 98.0%
   CALIFORNIA - 97.0%
$      1,000   ABAG Financing Authority for Nonprofit
                  Corporations, COP, (Episcopal Homes
                  Foundation),
                  6.250% due 08/15/2030 ......................           $        1,034
         700   Alameda County, COP, (Santa Rita Jail Project),
                  (MBIA Insured),
                  5.375% due 06/01/2009 ......................                      714
       1,000   Alameda County, Public Financing Authority,
                  Lease Revenue,
                  5.000% due 09/02/2008 ......................                    1,016
       2,000   Anaheim, Public Financing Authority, Lease
                  Revenue, (Convention Center Project),
                  Series A, (AMBAC Insured),
                  5.250% due 08/01/2013 ......................                    2,175
               Anaheim, Public Financing Authority,
                  Power & Light Revenue, (Electric System
                  Generation Project), Series B,
                  (FSA Insured):
       2,000      5.000% due 10/01/2015 ......................                    2,142
       2,000      5.250% due 10/01/2014 ......................                    2,180
       1,130   Baldwin Park Public Financing Authority,
                  Sales Tax & Tax Allocation Revenue,
                  (Puente Merced Redevelopment Project),
                  4.625% due 08/01/2016 ......................                    1,167
       1,000   California Educational Facilities Authority,
                  Student Loan Revenue, (California Loan
                  Program), Series A, AMT, (MBIA Insured),
                  5.100% due 03/01/2014 ......................                    1,034
         125   California Health Facilities Financing
                  Authority, Health Care Revenue,
                  (AMBAC Insured),
                  5.875% due 07/01/2009 ......................                      127
               California Housing Finance Agency, Mortgage
                  Revenue, Series N, AMT, (AMBAC Insured):
       1,000      5.000% due 08/01/2008 ......................                    1,020
       1,000      5.100% due 02/01/2009 ......................                    1,026
       1,155   California Infrastructure and Economic
                  Development Bank, Lease Revenue,
                  Series A, (FGIC Insured),
                  5.000% due 08/15/2018 ......................                    1,259
               California State Department of Water Resources,
                  Power Supply Revenue, Series A:
       1,675      (MBIA-IBC Insured),
                  5.250% due 05/01/2015 ......................                    1,821
       4,000      (XLCA Insured),
                  5.375% due 05/01/2017 ......................                    4,411
       3,000   California State Department of Water Resources,
                  Water System Revenue, (Central Valley
                  Project), Series Y, (FGIC Insured),
                  5.250% due 12/01/2014 ......................                    3,296
               California State Public Works Board, Lease
                  Revenue:
       2,000      (Department of Corrections Program),
                  Series A, (AMBAC Insured),
                  5.250% due 06/01/2012 ......................                    2,177
       3,000      (Department of Corrections Program),
                  Series D, (MBIA Insured),
                  5.000% due 12/01/2018 ......................                    3,250

  PRINCIPAL
   AMOUNT                                                                     VALUE
   (000S)                                                                    (000S)
------------                                                             --------------
$      1,000      (Department of Corrections-Ten
                  Administrative Segregation Housing
                  Units), Series A,
                  (AMBAC Insured),
                  5.250% due 03/01/2016 ......................           $        1,078
       2,750      (Department of General Services),
                  (Capitol East End Complex-Blocks
                  171-174 & 225), Series A, (AMBAC Insured),
                  5.250% due 12/01/2014 ......................                    2,985
               California State, GO:
       2,000      (FGIC-TCRS Insured),
                  7.000% due 10/01/2010 ......................                    2,250
       1,000      (FSA Insured),
                  5.500% due 03/01/2012 ......................                    1,080
       2,000      (MBIA-IBC Insured),
                  6.250% due 09/01/2012 ......................                    2,244
       1,000   California Statewide Communities Development
                  Authority, Student Housing Revenue, (Irvine
                  LLC, UCI East Campus Apartments, Phase II),
                  5.000% due 05/15/2020 ......................                    1,066
       1,845   California Statewide Communities Development
                  Authority, Water Revenue, (Pooled Financing
                  Program), Series C, (FSA Insured),
                  5.250% due 10/01/2015 ......................                    2,022
       1,240   Chino Valley, Unified School District, COP,
                  Series A, (FSA Insured),
                  5.250% due 09/01/2013 ......................                    1,335
         295   Chula Vista, Public Financing Authority,
                  Special Tax Revenue, (Assessment Districts
                  Refinancing), Sr. Lien, Series A,
                  (FSA Insured),
                  4.500% due 09/02/2013 ......................                      312
               Emeryville, Public Financing Authority,
                  Revenue Bonds, (Emeryville Redevelopment
                  Project), Series A, (MBIA Insured):
       1,265      5.250% due 09/01/2015 ......................                    1,386
       1,400      5.250% due 09/01/2017 ......................                    1,529
       2,000   Golden State Tobacco Securitization
                  Corporation, Tobacco Settlement Asset-Backed
                  Revenue, Series A, (AMBAC Insured),
                  5.000% due 06/01/2013 ......................                    2,165
         685   Golden West Schools Financing Authority,
                  Revenue Bonds, Series A, (MBIA Insured),
                  5.650% due 02/01/2012 ......................                      756
       1,000   Gonzales Redevelopment Agency, Tax
                  Allocation Revenue, (Redevelopment
                  Project Area Number 1),
                  4.625% due 08/01/2011 ......................                    1,009
       1,415   Independent Cities, Lease Finance Authority,
                  Mobile Home Park Revenue, (San Juan
                  Mobile Estates), Series A,
                  4.750% due 05/15/2019 ......................                    1,439
       1,615   Inglewood, Unified School District, GO,
                  (Election of 1998), Series C, (FSA Insured),
                  5.250% due 10/01/2017 ......................                    1,770
       1,195   Kings Canyon, Joint Unified School District,
                  GO, (FGIC Insured),
                  5.375% due 08/01/2015 ......................                    1,299
       2,000   Loma Linda, Hospital Revenue,
                  5.000% due 12/01/2017 ......................                    2,115

                       See Notes to Financial Statements.

CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND
October 31, 2006

  PRINCIPAL
   AMOUNT                                                                     VALUE
   (000S)                                                                    (000S)
------------                                                             --------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
   CALIFORNIA (CONTINUED)
$      1,080   Long Beach, Bond Financing Authority,
                  Lease Revenue, (Public Safety Facilities
                  Projects), (AMBAC Insured),
                  5.250% due 11/01/2013 ......................           $        1,179
       1,435   Long Beach, Community College District,
                  GO, Election 2002, Series B, (FGIC Insured),
                  5.000% due 05/01/2019 ......................                    1,558
       2,000   Los Angeles, Department of Water & Power,
                  Power System Revenue, Series A-1,
                  (FSA Insured),
                  5.000% due 07/01/2017 ......................                    2,193
       1,300   Los Angeles, Department of Water & Power,
                  Power System Revenue, Series A-2,
                  (MBIA Insured),
                  5.000% due 07/01/2017 ......................                    1,399
       1,045   Los Angeles, Municipal Improvement
                  Corporation, Lease Revenue, (City of Los
                  Angeles Central Library Project), Series AT,
                  (MBIA Insured),
                  5.500% due 06/01/2017 ......................                    1,145
       1,500   Los Angeles, State Building Authority, Lease
                  Revenue, (State of California Department of
                  General Services Lease Project), Series A,
                  (MBIA-IBC Insured),
                  5.625% due 05/01/2011 ......................                    1,593
       2,105   M-S-R Public Power Agency, San Juan Project
                  Revenue, Series I, (MBIA Insured),
                  5.000% due 07/01/2015 ......................                    2,231
       1,000   Merced, Irrigation District, Revenue Bonds,
                  Warrants,
                  4.000% due 07/01/2009 ......................                    1,005
       3,000   Monterey Peninsula, Community College
                  District, GO, (FGIC Insured),
                  5.000% due 08/01/2020 ......................                    3,253
       1,575   Oceanside, COP, Series A, (AMBAC Insured),
                  5.250% due 04/01/2016 ......................                    1,716
               Ontario, Redevelopment Financing Authority,
                  Lease Revenue:
       1,055      (Capital Projects), (AMBAC Insured),
                  5.500% due 08/01/2016 ......................                    1,152
       1,060      (Project No.1, Center City & Cimarron
                  Projects), (MBIA Insured),
                  5.250% due 08/01/2016 ......................                    1,144
       1,000   Orange County, Public Financing Authority,
                  Lease Revenue, (Juvenile Justice Center
                  Facility Project), (AMBAC Insured),
                  5.375% due 06/01/2016 ......................                    1,099
       1,000   Orange County, Water District Revenue,
                  COP, Series B, (MBIA Insured),
                  5.000% due 08/15/2018 ......................                    1,081
         795   Palm Desert, Financing Authority, Tax
                  Allocation Revenue, (Project Area No. 2),
                  Series A, (MBIA Insured),
                  5.000% due 08/01/2012 ......................                      855
       1,590   Redlands, COP, (AMBAC Insured),
                  5.000% due 09/01/2017 ......................                    1,706

  PRINCIPAL
   AMOUNT                                                                     VALUE
   (000S)                                                                    (000S)
------------                                                             --------------
               Riverside County, COP, (Historic Courthouse
                  Refunding Project), Series B,
                  (FGIC Insured):
$      1,015      5.000% due 11/01/2018 ......................           $        1,103
       1,105      5.000% due 11/01/2019 ......................                    1,195
       1,100   Riverside, Special Tax Revenue,
                  (Community Facilities District No. 90-1-A),
                  (MBIA Insured),
                  5.500% due 09/01/2013 ......................                    1,194
       1,040   Sacramento, Limited Obligation Bonds,
                  Reassessment District II No. 2006-1,
                  (Willow Creek II & North Notomas),
                  5.000% due 09/02/2020 ......................                    1,063
       1,565   San Bernardino, Redevelopment Agency,
                  Tax Allocation Revenue, (San Sevaine
                  Redevelopment Project), Series A,
                  (RADIAN Insured),
                  5.000% due 09/01/2018 ......................                    1,673
               San Diego County, COP, (Burnham Institute
                  for Medical Research):
       1,000      5.000% due 09/01/2016 ......................                    1,053
       1,000      5.000% due 09/01/2020 ......................                    1,043
       1,840   San Diego County, COP, (Motorola
                  Refunding Project), (AMBAC Insured),
                  5.000% due 02/01/2011 ......................                    1,945
       3,000   San Francisco, Bay Area Rapid Transit District,
                  Sales Tax Revenue, Series A, (MBIA Insured),
                  5.000% due 07/01/2018 ......................                    3,275
       1,200   San Jose, Financing Authority, Lease Revenue,
                  (Convention Center Project), Series F,
                  (MBIA Insured),
                  5.000% due 09/01/2016 ......................                    1,272
               Santa Maria, Redevelopment Agency, Lease
                  Revenue, (Town Center & Westside Parking
                  Facilities Project), (AMBAC Insured):
         165      5.000% due 06/01/2013 ......................                      179
       1,085      5.250% due 06/01/2015 ......................                    1,184
       1,160   Shasta, Joint Powers Financing Authority,
                  Lease Revenue, (County Administration
                  Building Project), Series A, (MBIA Insured),
                  5.250% due 04/01/2017 ......................                    1,257
       1,000   South Gate, Public Financing Authority,
                  Tax Allocation Revenue, (South Gate
                  Redevelopment Project No. 1),
                  (XLCA Insured),
                  5.000% due 09/01/2016 ......................                    1,079
         890   Stanton, MFHR, (Continental Gardens
                  LP Project), AMT, (FNMA Collateral),
                  (AMBAC-TCRS Insured),
                  5.625% due 08/01/2029 ......................                      917
               Sunnyvale, Solid Waste Revenue, AMT,
                  (AMBAC Insured):
       1,000      5.500% due 10/01/2014 ......................                    1,094
       1,000      5.500% due 10/01/2016 ......................                    1,084
       1,225   Sweetwater, Union High School District,
                  COP, (MBIA Insured),
                  5.000% due 09/01/2020 ......................                    1,319
         985   Tracy, Area Public Facilities Financing Agency,
                  Special Tax Revenue, (Community Facilities
                  District No. 87-1-H), (MBIA Insured),
                  5.875% due 10/01/2013 ......................                    1,032
                                                                         --------------
                                                                                105,959
                                                                         --------------

                       See Notes to Financial Statements.

CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND
October 31, 2006

  PRINCIPAL
   AMOUNT                                                                     VALUE
   (000S)                                                                    (000S)
------------                                                             --------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
   GUAM - 1.0%
$      1,000   Guam Government, GO, Series A,
                  (FSA Insured),
                  5.500% due 12/01/2011 ......................           $        1,090
                                                                         --------------
               Total Municipal Bonds and Notes
                  (Cost $104,059) ............................                  107,049
                                                                         --------------
SHORT-TERM MUNICIPAL BONDS - 1.0%
   (Cost $1,100)
       1,100   Metropolitan Water District,
                  Series C-1, Southern California
                  Waterworks Revenue,
                  3.500% due 07/01/2036+ .....................                    1,100
                                                                         --------------
TOTAL INVESTMENTS++ (Cost $105,159*) .........................    99.0%         108,149
OTHER ASSETS (LIABILITIES) (NET) .............................     1.0            1,085
                                                                 -----   --------------
NET ASSETS ...................................................   100.0%  $      109,234
                                                                 =====   ==============

----------
*    Aggregate cost for federal tax purposes is $105,155.

+ Securities with a maturity date of more than 13 months have variable rates and/or demand features which qualify them as short-term securities. Securities are secured by bank letters of credit or guarantees by certain corporations. The interest rates shown are those in effect at October 31, 2006. These rates change periodically based on specified market rates or indices.

++   All securities segregated as collateral for futures contracts.

                                                                           UNREALIZED
   NUMBER                                                        VALUE    DEPRECIATION
OF CONTRACTS                                                    (000S)       (000S)
------------                                                    ------   --------------
FUTURES CONTRACTS-SHORT POSITION
          25   U.S. 5 Year Treasury Note,
                  December 2006                                 $2,707   $          (24)
                                                                ======   ==============

The California Insured Intermediate Municipal Fund had the following industry concentrations greater than 10.0% at October 31, 2006 (as a percentage of the total net assets of the Fund) (unaudited):

Public Facilities-Public Buildings   10.7%
Special Tax Revenue-Tax
Allocation/Increment                 10.5%

The California Insured Intermediate Municipal Fund had the following insurance concentrations greater than 10.0% at October 31, 2006 (as a percentage of the total net assets of the Fund) (unaudited):

MBIA    28.9%
AMBAC   23.8%
FGIC    13.9%
FSA     12.9%

                                GLOSSARY OF TERMS

AMBAC  -- American Municipal Bond Assurance Corporation
AMT    -- Alternative Minimum Tax
COP    -- Certificates of Participation
FGIC   -- Federal Guaranty Insurance Corporation
FNMA   -- Federal National Mortgage Association
FSA    -- Financial Security Assurance
GO     -- General Obligation
IBC    -- Insured Bond Certificate
MBIA   -- Municipal Bond Investors Assurance
MFHR   -- Multi-family Housing Revenue
RADIAN -- Radian Asset Assurance Inc.
TCRS   -- Transferable Custodial Receipts
XLCA   -- XL Capital Assurance

                       See Notes to Financial Statements.

Statements of Assets and Liabilities

WM GROUP OF FUNDS
October 31, 2006
(In thousands)

                                                EQUITY     GROWTH &   WEST COAST    MID CAP               SMALL CAP
                                      REIT      INCOME      INCOME      EQUITY       STOCK      GROWTH      VALUE
                                      FUND       FUND        FUND        FUND        FUND        FUND        FUND
                                    --------  ----------  ----------  ----------  ----------  ----------  ---------
ASSETS:
Investments, at cost .............  $372,673  $3,439,689  $1,797,269  $1,500,086  $  839,220  $2,222,240   $313,365
                                    ========  ==========  ==========  ==========  ==========  ==========   ========
Investments, at value:
   Unaffiliated securities .......  $486,461  $3,740,761  $2,323,820  $1,898,715  $  979,013  $2,389,189   $309,588
   Affiliated securities .........        --          --          --      14,673          --          --         --
   Investments held as collateral
      for securities loaned ......    90,868     320,757     121,798     181,690     131,389     127,597     56,939
                                    --------  ----------  ----------  ----------  ----------  ----------   --------
   Total Investments .............   577,329   4,061,518   2,445,618   2,095,078   1,110,402   2,516,786    366,527
Cash and/or foreign currency at
   cost and value ................        --          --          --           1           1          --         --
Unrealized appreciation of forward
   foreign currency contracts ....        --          --          --          --          --          --         --
Dividends and/or interest
   receivable ....................       594       4,412       1,717         540         829         837        383
Receivable for Fund shares sold ..       686      12,415         526       2,333       1,583         265         15
Receivable for investment
   securities sold ...............     9,948      80,591       5,914      12,746         407       7,277        903
Prepaid expenses and other
   receivables ...................         3          18          14          11           5          12          2
                                    --------  ----------  ----------  ----------  ----------  ----------   --------
   Total Assets ..................   588,560   4,158,954   2,453,789   2,110,709   1,113,227   2,525,177    367,830
                                    --------  ----------  ----------  ----------  ----------  ----------   --------
LIABILITIES:
Payable upon return of securities
   loaned ........................    90,868     320,757     121,798     181,690     131,389     127,597     56,939
Unrealized depreciation of forward
   foreign currency contracts ....        --          --          --          --          --          --         --
Payable for Fund shares
   redeemed ......................       413       3,471         926       1,230         344         612         85
Payable for when-issued securities
   purchased .....................        --          --          --          --          --          --         --
Payable for investment securities
   purchased .....................        --      48,262       1,513      13,494       1,143      11,207      1,667
Investment advisory fee payable ..       332       1,613       1,010         763         617       1,413        219
Shareholder servicing and
   distribution fees payable .....        23         800         179         358          77          98          7
Transfer agent fees payable ......         3         140          90          73          10         102          7
Variation margin .................        --          --          --          --          --          --         --
Dividends payable ................        --          --          --          --          --          --         --
Due to custodian .................        --          --          --          --          --       3,328         --
Accrued printing and postage
   expenses ......................        78         349         156         252          74         144         15
Accrued legal and audit fees .....        33          47          44          40          38          45         36
Accrued expenses and other
   payables ......................         8         138          42          82          16          94          5
                                    --------  ----------  ----------  ----------  ----------  ----------   --------
   Total Liabilities .............    91,758     375,577     125,758     197,982     133,708     144,640     58,980
                                    --------  ----------  ----------  ----------  ----------  ----------   --------
NET ASSETS .......................  $496,802  $3,783,377  $2,328,031  $1,912,727  $  979,519  $2,380,537   $308,850
                                    ========  ==========  ==========  ==========  ==========  ==========   ========

                       See Notes to Financial Statements.

                                                                                                                        CALIFORNIA
                                      SMALL                    SHORT      U.S.                                            INSURED
                                       CAP    INTERNATIONAL    TERM    GOVERNMENT                 HIGH     CALIFORNIA  INTERMEDIATE
                                     GROWTH       GROWTH      INCOME   SECURITIES    INCOME       YIELD     MUNICIPAL    MUNICIPAL
                                      FUND         FUND        FUND       FUND        FUND        FUND        FUND         FUND
                                    --------  -------------  --------  ----------  ----------  ----------  ----------  ------------
ASSETS:
Investments, at cost .............  $386,353    $1,119,950   $237,604  $1,734,101  $1,200,689  $1,081,658   $376,705     $105,159
                                    ========    ==========   ========  ==========  ==========  ==========   ========     ========
Investments, at value:
   Unaffiliated securities .......  $380,210    $1,226,271   $234,987  $1,706,184  $1,201,675  $1,103,392   $397,268     $108,149
   Affiliated securities .........        --            --         --          --          --      26,751         --           --
   Investments held as collateral
      for securities loaned ......    66,921       202,163         --          --          --          --         --           --
                                    --------    ----------   --------  ----------  ----------  ----------   --------     --------
   Total Investments .............   447,131     1,428,434    234,987   1,706,184   1,201,675   1,130,143    397,268      108,149
Cash and/or foreign currency at
   cost and value ................        18         1,023         --          --          --       6,921         --           61
Unrealized appreciation of forward
   foreign currency contracts ....        --           119         --          --          --          --         --           --
Dividends and/or interest
   receivable ....................        88         1,640      2,706       8,798      15,903      21,222      5,182        1,466
Receivable for Fund shares sold ..       252           683          6         124         491      10,500        183           18
Receivable for investment
   securities sold ...............     3,669         1,518         --          --       2,894          --      3,894           --
Prepaid expenses and other
   receivables ...................         2             6          2          11       1,115       2,705          2            1
                                    --------    ----------   --------  ----------  ----------  ----------   --------     --------
   Total Assets ..................   451,160     1,433,423    237,701   1,715,117   1,222,078   1,171,491    406,529      109,695
                                    --------    ----------   --------  ----------  ----------  ----------   --------     --------
LIABILITIES:
Payable upon return of securities
   loaned ........................    66,921       202,163         --          --          --          --         --           --
Unrealized depreciation of forward
   foreign currency contracts ....        --           110         --          --          --          --         --           --
Payable for Fund shares
   redeemed ......................       172           390         74         828         711       1,543      2,523          205
Payable for when-issued securities
   purchased .....................        --            --         --          --          --          --      1,066           --
Payable for investment securities
   purchased .....................       900         3,731         --          --       3,080      14,012         --           --
Investment advisory fee payable ..       273         2,250        100         725         513         495        171           47
Shareholder servicing and
   distribution fees payable .....        29            40         27         101         124         211        173           56
Transfer agent fees payable ......        33            13         14          45          35          32         21            6
Variation margin .................        --            --         30          --          --          --         --           13
Dividends payable ................        --            --         27         147         380       1,443        493           86
Due to custodian .................        --            --         --          --          48          --        311           --
Accrued printing and postage
   expenses ......................        65            59          6          41          46          54         23           10
Accrued legal and audit fees .....        37            41         36          40          38          39         35           34
Accrued expenses and other
   payables ......................        16            73          5          25          24          28         12            4
                                    --------    ----------   --------  ----------  ----------  ----------   --------     --------
   Total Liabilities .............    68,446       208,870        319       1,952       4,999      17,857      4,828          461
                                    --------    ----------   --------  ----------  ----------  ----------   --------     --------
NET ASSETS .......................  $382,714    $1,224,553   $237,382  $1,713,165  $1,217,079  $1,153,634   $401,701     $109,234
                                    ========    ==========   ========  ==========  ==========  ==========   ========     ========

                       See Notes to Financial Statements.

WM GROUP OF FUNDS
October 31, 2006
(In thousands)

                                                EQUITY     GROWTH &   WEST COAST   MID CAP              SMALL CAP
                                      REIT      INCOME      INCOME      EQUITY      STOCK     GROWTH      VALUE
                                      FUND       FUND        FUND        FUND       FUND       FUND        FUND
                                    --------  ----------  ----------  ----------  --------  ----------  ---------
NET ASSETS CONSIST OF:
Undistributed net investment
   income ........................  $    714  $    2,302  $   25,148  $    4,966  $  4,739  $    3,232   $  4,884
Accumulated net realized
   gain/(loss) on investment
   transactions ..................    39,321     203,359     (24,567)     42,648    41,796    (313,012)    11,537
Net unrealized appreciation/
   (depreciation) of
   investments ...................   204,656     621,829     648,349     594,992   271,182     294,543     53,162
Paid-in capital ..................   252,111   2,955,887   1,679,101   1,270,121   661,802   2,395,774    239,267
                                    --------  ----------  ----------  ----------  --------  ----------   --------
   Total Net Assets ..............  $496,802  $3,783,377  $2,328,031  $1,912,727  $979,519  $2,380,537   $308,850
                                    ========  ==========  ==========  ==========  ========  ==========   ========
NET ASSETS:
Class A Shares ...................  $ 33,638  $1,514,188  $  576,277  $  880,755  $215,201  $  137,129   $ 10,786
                                    ========  ==========  ==========  ==========  ========  ==========   ========
Class B Shares ...................  $ 13,281  $  330,900  $   64,452  $  184,340  $ 30,663  $   77,728   $  3,007
                                    ========  ==========  ==========  ==========  ========  ==========   ========
Class C Shares ...................  $  6,262  $  251,685  $    1,859  $   21,039  $  8,051  $    2,730   $  2,615
                                    ========  ==========  ==========  ==========  ========  ==========   ========
Class I Shares ...................  $443,621  $1,686,604  $1,685,443  $  826,593  $725,604  $2,162,950   $292,442
                                    ========  ==========  ==========  ==========  ========  ==========   ========
SHARES OUTSTANDING:
Class A Shares ...................     1,527      67,518      21,025      20,438    10,318       8,158        848
                                    ========  ==========  ==========  ==========  ========  ==========   ========
Class B Shares ...................       605      14,866       2,449       4,831     1,560       5,217        240
                                    ========  ==========  ==========  ==========  ========  ==========   ========
Class C Shares ...................       285      11,396          72         549       410         181        208
                                    ========  ==========  ==========  ==========  ========  ==========   ========
Class I Shares ...................    20,081      75,191      61,207      18,977    34,318     122,977     22,836
                                    ========  ==========  ==========  ==========  ========  ==========   ========
CLASS A SHARES:**
Net asset value per share of
   beneficial interest
   outstanding* ..................  $  22.03  $    22.43  $    27.41  $    43.09  $  20.86  $    16.81   $  12.72
                                    ========  ==========  ==========  ==========  ========  ==========   ========
Maximum sales charge .............      5.50%       5.50%       5.50%       5.50%     5.50%       5.50%      5.50%
                                    ========  ==========  ==========  ==========  ========  ==========   ========
Maximum offering price per share
   of beneficial interest
   outstanding ...................  $  23.31  $    23.74  $    29.01  $    45.60  $  22.07  $    17.79   $  13.46
                                    ========  ==========  ==========  ==========  ========  ==========   ========
CLASS B SHARES:**
Net asset value and offering price
   per share of beneficial
   interest outstanding* .........  $  21.96  $    22.26  $    26.32  $    38.16  $  19.66  $    14.90   $  12.52
                                    ========  ==========  ==========  ==========  ========  ==========   ========
CLASS C SHARES:**
Net asset value and offering price
   per share of beneficial
   interest outstanding* .........  $  21.96  $    22.08  $    25.94  $    38.31  $  19.66  $    15.07   $  12.56
                                    ========  ==========  ==========  ==========  ========  ==========   ========
CLASS I SHARES:**
Net asset value, offering and
   redemption price per share of
   beneficial interest
   outstanding ...................  $  22.09  $    22.43  $    27.54  $    43.56  $  21.14  $    17.59   $  12.81
                                    ========  ==========  ==========  ==========  ========  ==========   ========

----------
* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge and/or applicable redemption fees for the International Growth Fund.

**   Net asset values and maximum offering prices are not shown in thousands.

                       See Notes to Financial Statements.

                                                                                                                        CALIFORNIA
                                      SMALL                    SHORT      U.S.                                            INSURED
                                       CAP    INTERNATIONAL    TERM    GOVERNMENT                 HIGH     CALIFORNIA  INTERMEDIATE
                                     GROWTH       GROWTH      INCOME   SECURITIES    INCOME       YIELD     MUNICIPAL    MUNICIPAL
                                      FUND         FUND        FUND       FUND        FUND        FUND        FUND         FUND
                                    --------  -------------  --------  ----------  ----------  ----------  ----------  ------------
NET ASSETS CONSIST OF:
Undistributed net investment
   income ........................  $     --    $    7,697   $     51  $      483  $    2,371  $    3,596   $    112     $     55
Accumulated net realized
   gain/(loss) on investment
   transactions ..................   (68,780)       47,441     (4,219)    (30,810)    (17,171)     21,093      2,583         (178)
Net unrealized appreciation/
   (depreciation) of
   investments ...................    60,778       308,503     (2,690)    (27,917)        986      48,500     20,563        2,966
Paid-in capital ..................   390,716       860,912    244,240   1,771,409   1,230,893   1,080,445    378,443      106,391
                                    --------    ----------   --------  ----------  ----------  ----------   --------     --------
   Total Net Assets ..............  $382,714    $1,224,553   $237,382  $1,713,165  $1,217,079  $1,153,634   $401,701     $109,234
                                    ========    ==========   ========  ==========  ==========  ==========   ========     ========
NET ASSETS:
Class A Shares ...................  $103,863    $  119,976   $ 32,081  $   98,110  $  143,590  $  422,747   $264,924     $ 57,665
                                    ========    ==========   ========  ==========  ==========  ==========   ========     ========
Class B Shares ...................  $  7,763    $   12,270   $ 16,411  $   85,761  $   99,751  $   83,143   $132,364     $ 45,440
                                    ========    ==========   ========  ==========  ==========  ==========   ========     ========
Class C Shares ...................  $    922    $    6,135   $  6,980  $    7,964  $   10,412  $   76,883   $  4,413     $  6,129
                                    ========    ==========   ========  ==========  ==========  ==========   ========     ========
Class I Shares ...................  $270,166    $1,086,172   $181,910  $1,521,330  $  963,326  $  570,861
                                    ========    ==========   ========  ==========  ==========  ==========
SHARES OUTSTANDING:
Class A Shares ...................     7,074         9,068     13,841       9,304      15,792      48,094     23,411        5,259
                                    ========    ==========   ========  ==========  ==========  ==========   ========     ========
Class B Shares ...................       614           975      7,080       8,139      10,937       9,414     11,696        4,144
                                    ========    ==========   ========  ==========  ==========  ==========   ========     ========
Class C Shares ...................        72           494      3,009         757       1,142       8,707        390          559
                                    ========    ==========   ========  ==========  ==========  ==========   ========     ========
Class I Shares ...................    17,685        81,535     78,470     144,239     105,734      65,039
                                    ========    ==========   ========  ==========  ==========  ==========
CLASS A SHARES:**
Net asset value per share of
   beneficial interest
   outstanding* ..................  $  14.68    $    13.23   $   2.32  $    10.54  $     9.09  $     8.79   $  11.32     $  10.97
                                    ========    ==========   ========  ==========  ==========  ==========   ========     ========
Maximum sales charge .............      5.50%         5.50%      3.50%       4.50%       4.50%       4.50%      4.50%        4.50%
                                    ========    ==========   ========  ==========  ==========  ==========   ========     ========
Maximum offering price per share
   of beneficial interest
   outstanding ...................  $  15.53    $    14.00   $   2.40  $    11.04  $     9.52  $     9.20   $  11.85     $  11.49
                                    ========    ==========   ========  ==========  ==========  ==========   ========     ========
CLASS B SHARES:**
Net asset value and offering price
   per share of beneficial
   interest outstanding* .........  $  12.64    $    12.58   $   2.32  $    10.54  $     9.12  $     8.83   $  11.32     $  10.97
                                    ========    ==========   ========  ==========  ==========  ==========   ========     ========
CLASS C SHARES:**
Net asset value and offering price
   per share of beneficial
   interest outstanding* .........  $  12.87    $    12.41   $   2.32  $    10.53  $     9.12  $     8.83   $  11.32     $  10.96
                                    ========    ==========   ========  ==========  ==========  ==========   ========     ========
CLASS I SHARES:**
Net asset value, offering and
   redemption price per share of
   beneficial interest
   outstanding ...................  $  15.28    $    13.32   $   2.32  $    10.55  $     9.11  $     8.78
                                    ========    ==========   ========  ==========  ==========  ==========

                       See Notes to Financial Statements.

Statements of Operations

WM GROUP OF FUNDS

For the Year Ended October 31, 2006

(In thousands)


                                                                      WEST                         SMALL
                                                 EQUITY   GROWTH &    COAST    MID CAP              CAP
                                        REIT     INCOME    INCOME    EQUITY     STOCK    GROWTH    VALUE
                                        FUND      FUND      FUND      FUND      FUND      FUND      FUND
                                      --------  --------  --------  --------  --------  --------  -------
INVESTMENT INCOME:
Dividends from unaffiliated
   securities ......................  $ 11,937  $ 69,606  $ 46,847  $ 20,311  $ 12,424  $ 19,423  $ 8,532
Dividends from affiliated
   securities ......................        --        --        --        --        --        --       --
Interest ...........................     1,049     9,648     2,941     2,560     2,304     2,941      596
Foreign withholding taxes ..........       (97)     (323)      (70)      (10)      (60)     (345)    (542)
Securities lending income ..........       379       746       102       503       136       157      419
                                      --------  --------  --------  --------  --------  --------  -------
      Total investment income ......    13,268    79,677    49,820    23,364    14,804    22,176    9,005
                                      --------  --------  --------  --------  --------  --------  -------
EXPENSES:
Investment advisory fee ............     3,651    16,718    12,169     8,647     6,864    15,631    2,646
Custodian fees .....................        10        61        54        55        20       145       22
Legal and audit fees ...............        36        83        70        59        47        68       37
Registration and filing fees .......        64       174        64       137        73       116       65
Printing and postage expenses ......       127       537        99       347        85        42       11
Other ..............................        34       373       221       256        73       210       20
Shareholder servicing and
   distribution fees:
   Class A Shares ..................        62     3,029     1,436     2,070       390       335       34
   Class B Shares ..................       106     2,808       735     1,820       282       875       31
   Class C Shares ..................        56     1,954        20       186        67        26       26
   Class R-1 Shares ................        --         1        --        --        --        --       --
Administration fees:
   Class R-1 Shares ................        --         1        --        --        --        --       --
Transfer agent fees:
   Class A Shares ..................        47       897       466       653        90       384       28
   Class B Shares ..................        24       510       288       464        82       485       13
   Class C Shares ..................         9       191         6        31        12         7        5
                                      --------  --------  --------  --------  --------  --------  -------
      Total expenses ...............     4,226    27,337    15,628    14,725     8,085    18,324    2,938
Fees reduced by custodian credits ..        (1)      (12)       (2)       (3)       (1)      (87)      (3)
                                      --------  --------  --------  --------  --------  --------  -------
      Net expenses .................     4,225    27,325    15,626    14,722     8,084    18,237    2,935
                                      --------  --------  --------  --------  --------  --------  -------
NET INVESTMENT INCOME/(LOSS) .......     9,043    52,352    34,194     8,642     6,720     3,939    6,070
                                      --------  --------  --------  --------  --------  --------  -------
NET REALIZED AND UNREALIZED
   GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
   Unaffiliated security
      transactions .................    34,864   201,877    28,318    42,494    44,968     6,871   10,658
   Affiliated security
      transactions .................        --        --        --      (238)       --        --       --
   Forward foreign currency
      contracts and foreign
      currency transactions ........        --        --        --        --        --      (158)    (103)
   Futures contracts ...............        --        --        --        --        --        --       --
                                      --------  --------  --------  --------  --------  --------  -------
   Net realized gain/(loss) on
      investment transactions ......    34,864   201,877    28,318    42,256    44,968     6,713   10,555
                                      --------  --------  --------  --------  --------  --------  -------
Capital gain distributions
   received ........................     4,466     1,612        --     1,458        --        --       64
                                      --------  --------  --------  --------  --------  --------  -------
Net change in unrealized
   appreciation/depreciation of:
   Securities ......................    85,333   253,893   232,286   164,163    92,668   117,095   31,592
   Forward foreign currency
      contracts ....................        --        --        --        --        --        14       --
   Foreign currency, futures
      contracts and other assets
      and liabilities ..............        --        --        --        --        --       (12)       4
                                      --------  --------  --------  --------  --------  --------  -------
Net change in unrealized
   appreciation/depreciation of
   investment transactions .........    85,333   253,893   232,286   164,163    92,668   117,097   31,596
                                      --------  --------  --------  --------  --------  --------  -------
Net realized and unrealized gain
   on investments ..................   124,663   457,382   260,604   207,877   137,636   123,810   42,215
                                      --------  --------  --------  --------  --------  --------  -------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS .......  $133,706  $509,734  $294,798  $216,519  $144,356  $127,749  $48,285
                                      ========  ========  ========  ========  ========  ========  =======

                       See Notes to Financial Statements.

                                                                                                                   CALIFORNIA
                                       SMALL                   SHORT      U.S.                                       INSURED
                                        CAP    INTERNATIONAL    TERM   GOVERNMENT             HIGH    CALIFORNIA  INTERMEDIATE
                                       GROWTH      GROWTH      INCOME  SECURITIES   INCOME    YIELD    MUNICIPAL    MUNICIPAL
                                        FUND        FUND        FUND      FUND       FUND     FUND       FUND         FUND
                                      -------  -------------  -------  ----------  -------  --------  ----------  ------------
INVESTMENT INCOME:
Dividends from unaffiliated
   securities ......................  $   588    $ 24,535     $    --   $    --    $    --  $  2,507   $    --       $   --
Dividends from affiliated
   securities ......................       --          --          --        --         --     1,845        --           --
Interest ...........................      660       1,549      11,449    91,811     75,937    70,193    20,486        5,085
Foreign withholding taxes ..........       --      (2,151)         --        --         --      (155)       --           --
Securities lending income ..........    1,000         779          --        --         --        --        --           --
                                      -------    --------     -------   -------    -------  --------   -------       ------
      Total investment income ......    2,248      24,712      11,449    91,811     75,937    74,390    20,486        5,085
                                      -------    --------     -------   -------    -------  --------   -------       ------
EXPENSES:
Investment advisory fee ............    3,218       8,978       1,247     8,890      6,152     4,846     2,007          605
Custodian fees .....................       35         606           9        52         29       120        35           10
Legal and audit fees ...............       40          52          37        59         61        57        37           33
Registration and filing fees .......       67          91          66        66         79        93        25           27
Printing and postage expenses ......       66          88           6        31         27        58        42           12
Other ..............................       62          66          29       130        109        85        47           16
Shareholder servicing and
   distribution fees:
   Class A Shares ..................      252         228          85       270        364       522       624          153
   Class B Shares ..................       92          90         200     1,021      1,120       756     1,475          531
   Class C Shares ..................       11          39          88        75        107       495        43           68
   Class R-1 Shares ................       --          --          --        --         --        --        --           --
Administration fees:
   Class R-1 Shares ................       --          --          --        --         --        --        --           --
Transfer agent fees:
   Class A Shares ..................      226         108          51       154        172       172       110           17
   Class B Shares ..................       63          36          33       144        137        72        55           22
   Class C Shares ..................        3           7          12         8         13        39         2            3
                                      -------    --------     -------   -------    -------  --------   -------       ------
      Total expenses ...............    4,135      10,389       1,863    10,900      8,370     7,315     4,502        1,497
Fees reduced by custodian credits ..       (4)         (9)         (1)       (2)       (18)     (114)       (4)          (3)
                                      -------    --------     -------   -------    -------  --------   -------       ------
      Net expenses .................    4,131      10,380       1,862    10,898      8,352     7,201     4,498        1,494
                                      -------    --------     -------   -------    -------  --------   -------       ------
NET INVESTMENT INCOME/(LOSS) .......   (1,883)     14,332       9,587    80,913     67,585    67,189    15,988        3,591
                                      -------    --------     -------   -------    -------  --------   -------       ------
NET REALIZED AND UNREALIZED
   GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
   Unaffiliated security
      transactions .................   (2,691)     67,191        (189)   (2,472)     3,765    54,076     2,916         (194)
   Affiliated security
      transactions .................       --          --          --        --         --        --        --           --
   Forward foreign currency
      contracts and foreign
      currency transactions ........       --         302          --        --         --      (136)       --           --
   Futures contracts ...............       --          --         237        --         --        --      (379)          29
                                      -------    --------     -------   -------    -------  --------   -------       ------
   Net realized gain/(loss) on
      investment transactions ......   (2,691)     67,493          48    (2,472)     3,765    53,940     2,537         (165)
                                      -------    --------     -------   -------    -------  --------   -------       ------
Capital gain distributions
   received ........................        8          --          --        --         --        28        --           --
                                      -------    --------     -------   -------    -------  --------   -------       ------
Net change in unrealized
   appreciation/depreciation of:
   Securities ......................   21,563     148,109         816     9,031      2,865     5,366     5,398        1,632
   Forward foreign currency
      contracts ....................       --         (34)         --        --         --        --        --           --
   Foreign currency, futures
      contracts and other assets
      and liabilities ..............       --          56        (237)       --         --        35       (63)         (42)
                                      -------    --------     -------   -------    -------  --------   -------       ------
Net change in unrealized
   appreciation/depreciation of
   investment transactions .........   21,563     148,131         579     9,031      2,865     5,401     5,335        1,590
                                      -------    --------     -------   -------    -------  --------   -------       ------
Net realized and unrealized gain
   on investments ..................   18,880     215,624         627     6,559      6,630    59,369     7,872        1,425
                                      -------    --------     -------   -------    -------  --------   -------       ------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS .......  $16,997    $229,956     $10,214   $87,472    $74,215  $126,558   $23,860       $5,016
                                      =======    ========     =======   =======    =======  ========   =======       ======

                       See Notes to Financial Statements.

Statements of Changes in Net Assets

WM GROUP OF FUNDS
(In thousands)

                                                                                           GROWTH &
                                           REIT FUND          EQUITY INCOME FUND          INCOME FUND
                                    ----------------------  ----------------------  ----------------------
                                    YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
                                     10/31/06    10/31/05    10/31/06    10/31/05    10/31/06    10/31/05
                                    ----------  ----------  ----------  ----------  ----------  ----------
Net investment income ............   $  9,043    $ 11,284   $   52,352  $   44,832  $   34,194  $   37,167
Net realized gain on investment
   transactions ..................     34,864       7,623      201,877      86,726      28,318      45,639
Capital gain distributions
   received ......................      4,466       2,695        1,612       1,209          --          --
Net change in unrealized
   appreciation/depreciation of
   investments ...................     85,333      34,474      253,893     125,418     232,286      53,674
                                     --------    --------   ----------  ----------  ----------  ----------
Net increase in net assets
   resulting from operations .....    133,706      56,076      509,734     258,185     294,798     136,480
Distributions to shareholders
   from:
   Net investment income:
      Class A Shares .............       (438)       (345)     (19,788)    (12,793)     (6,968)     (6,506)
      Class B Shares .............       (110)       (127)      (2,272)     (2,100)        (92)        (25)
      Class C Shares .............        (64)        (79)      (1,868)       (978)         (9)         (4)
      Class I Shares .............     (9,354)    (10,165)     (31,086)    (25,533)    (28,013)    (21,264)
      Class R-1 Shares ...........         --          --           (3)         --          --          --
      Class R-2 Shares ...........         --          --           (2)         --          --          --
   Net realized gains on
      investments:
      Class A Shares .............       (443)       (240)     (29,129)         --          --          --
      Class B Shares .............       (212)       (144)      (7,506)         --          --          --
      Class C Shares .............       (120)        (86)      (4,471)         --          --          --
      Class I Shares .............     (9,098)     (7,193)     (41,428)         --          --          --
Net increase/(decrease) in net
   assets from Fund share
   transactions:
      Class A Shares .............      9,059       7,655      486,234     383,168     (56,958)    (41,061)
      Class B Shares .............      1,687       2,109       72,730      62,131     (24,283)    (19,614)
      Class C Shares .............       (244)      1,002      100,676      88,699        (166)        218
      Class I Shares .............    (48,713)     36,671      214,011     261,151    (468,928)    495,612
                                     --------    --------   ----------  ----------  ----------  ----------
Net increase/(decrease) in net
   assets ........................     75,656      85,134    1,245,832   1,011,930    (290,619)    543,836
NET ASSETS:
Beginning of year ................    421,146     336,012    2,537,545   1,525,615   2,618,650   2,074,814
                                     --------    --------   ----------  ----------  ----------  ----------
End of year ......................   $496,802    $421,146   $3,783,377  $2,537,545  $2,328,031  $2,618,650
                                     ========    ========   ==========  ==========  ==========  ==========
Undistributed net investment
   income at end of year .........   $    714    $  1,637   $    2,302  $    4,952  $   25,148  $   26,036
                                     ========    ========   ==========  ==========  ==========  ==========
TAX CHARACTER OF DISTRIBUTIONS
   PAID:
Ordinary income ..................   $ 11,597    $ 12,826   $   55,019  $   41,404  $   35,082  $   27,799
Long-term capital gains ..........      8,242       5,553       82,534          --          --          --
                                     --------    --------   ----------  ----------  ----------  ----------
   Total .........................   $ 19,839    $ 18,379   $  137,553  $   41,404  $   35,082  $   27,799
                                     ========    ========   ==========  ==========  ==========  ==========

                       See Notes to Financial Statements.

                                    WEST COAST EQUITY FUND    MID CAP STOCK FUND          GROWTH FUND        SMALL CAP VALUE FUND
                                    ----------------------  ----------------------  ----------------------  ----------------------
                                    YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
                                     10/31/06    10/31/05    10/31/06    10/31/05    10/31/06    10/31/05    10/31/06    10/31/05
                                    ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Net investment income ............  $    8,642  $   10,166   $  6,720    $ 12,829   $    3,939  $    8,416   $  6,070    $  2,892
Net realized gain on investment
   transactions ..................      42,256      37,872     44,968      56,510        6,713      66,759     10,555      18,587
Capital gain distributions
   received ......................       1,458       1,036         --           2           --          --         64           1
Net change in unrealized
   appreciation/depreciation of
   investments ...................     164,163     124,947     92,668      55,365      117,097      82,424     31,596       2,884
                                    ----------  ----------   --------    --------   ----------  ----------   --------    --------
Net increase in net assets
   resulting from operations .....     216,519     174,021    144,356     124,706      127,749     157,599     48,285      24,364
Distributions to shareholders
   from:
   Net investment income:
      Class A Shares .............      (2,474)     (3,556)    (1,417)       (100)          --        (460)       (89)        (55)
      Class B Shares .............          --          --       (150)         --           --        (280)        --          (6)
      Class C Shares .............          --          (3)       (52)         --           --          (7)        (6)         (2)
      Class I Shares .............      (4,385)     (4,933)   (11,820)     (2,895)      (2,024)     (6,132)    (2,800)     (2,805)
      Class R-1 Shares ...........          --          --         --          --           --          --         --          --
      Class R-2 Shares ...........          --          --         --          --           --          --         --          --
   Net realized gains on
      investments:
      Class A Shares .............     (18,343)     (7,696)    (6,174)     (2,119)          --          --       (768)         --
      Class B Shares .............      (4,670)     (1,922)    (1,651)       (732)          --          --       (171)         --
      Class C Shares .............        (403)       (126)      (307)        (69)          --          --       (138)         --
      Class I Shares .............     (15,468)     (6,454)   (48,230)    (21,862)          --          --    (17,592)         --
Net increase/(decrease) in net
   assets from Fund share
   transactions:
      Class A Shares .............      65,757      41,184    109,071      25,110        1,447      (8,352)    (4,491)     11,566
      Class B Shares .............         873      10,799      4,240       1,870      (23,009)    (23,335)      (179)      2,358
      Class C Shares .............       5,932       3,521      3,204       2,289          439          (6)        (6)      2,082
      Class I Shares .............     131,215      45,817    (99,950)     64,931      543,555      93,923    (52,497)     29,467
                                    ----------  ----------   --------    --------   ----------  ----------   --------    --------
Net increase/(decrease) in net
   assets ........................     374,553     250,652     91,120     191,129      648,157     212,950    (30,452)     66,969
NET ASSETS:
Beginning of year ................   1,538,174   1,287,522    888,399     697,270    1,732,380   1,519,430    339,302     272,333
                                    ----------  ----------   --------    --------   ----------  ----------   --------    --------
End of year ......................  $1,912,727  $1,538,174   $979,519    $888,399   $2,380,537  $1,732,380   $308,850    $339,302
                                    ==========  ==========   ========    ========   ==========  ==========   ========    ========
Undistributed net investment
   income at end of year .........  $    4,966  $    3,183   $  4,739    $ 11,458   $    3,232  $    1,476   $  4,884    $  1,812
                                    ==========  ==========   ========    ========   ==========  ==========   ========    ========
TAX CHARACTER OF DISTRIBUTIONS
   PAID:
Ordinary income ..................  $    6,859  $    8,492   $ 19,163    $  4,637   $    2,024  $    6,879   $ 15,423    $  2,868
Long-term capital gains ..........      38,884      16,198     50,638      23,140           --          --      6,141          --
                                    ----------  ----------   --------    --------   ----------  ----------   --------    --------
   Total .........................  $   45,743  $   24,690   $ 69,801    $ 27,777   $    2,024  $    6,879   $ 21,564    $  2,868
                                    ==========  ==========   ========    ========   ==========  ==========   ========    ========

                       See Notes to Financial Statements.

WM GROUP OF FUNDS

(In thousands)

                                           SMALL CAP             INTERNATIONAL            SHORT TERM
                                          GROWTH FUND             GROWTH FUND             INCOME FUND
                                    ----------------------  ----------------------  ----------------------
                                    YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
                                     10/31/06    10/31/05    10/31/06    10/31/05    10/31/06    10/31/05
                                    ----------  ----------  ----------  ----------  ----------  ----------
Net investment income/(loss) .....   $ (1,883)   $ (2,251)  $   14,332   $ 10,174    $  9,587    $  9,220
Net realized gain/(loss) on
   investment transactions .......     (2,691)    (47,989)      67,493     18,824          48         643
Capital gain distributions
   received ......................          8           1           --         --          --          --
Net increase from payment by the
   Advisor* ......................         --       1,321           --         --          --          --
Net change in unrealized
   appreciation/depreciation of
   investments ...................     21,563      73,015      148,131     87,039         579      (7,518)
                                     --------    --------   ----------   --------    --------    --------
Net increase in net assets
   resulting from operations .....     16,997      24,097      229,956    116,037      10,214       2,345
Distributions to shareholders
   from:
   Net investment income:
      Class A Shares .............         --          --         (881)      (364)     (1,242)     (1,541)
      Class B Shares .............         --          --          (33)        --        (577)       (742)
      Class C Shares .............         --          --          (19)        (4)       (258)       (453)
      Class I Shares .............         --          --      (14,503)    (7,523)     (7,755)     (6,799)
      Class R-1 Shares ...........         --          --           --         --          --          --
   Net realized gains on
      investments:
      Class A Shares .............         --          --           --         --          --          --
      Class B Shares .............         --          --           --         --          --          --
      Class C Shares .............         --          --           --         --          --          --
      Class I Shares .............         --          --           --         --          --          --
Net increase/(decrease) in net
   assets from Fund share
   transactions:
      Class AShares ..............     14,170     (12,015)      47,944      9,765      (4,289)    (16,583)
      Class B Shares .............     (2,503)     (2,939)       5,939        579      (7,219)     (7,458)
      Class C Shares .............        (77)         42        4,412        634      (6,508)     (5,044)
      Class I Shares .............     16,754     (15,365)     109,564    140,594     (13,972)     31,452
      Redemption fees ............         --          --           36         10          --          --
                                     --------    --------   ----------   --------    --------    --------
Net increase/(decrease) in net
   assets ........................     45,341      (6,180)     382,415    259,728     (31,606)     (4,823)
NET ASSETS:
Beginning of year ................    337,373     343,553      842,138    582,410     268,988     273,811
                                     --------    --------   ----------   --------    --------    --------
End of year ......................   $382,714    $337,373   $1,224,553   $842,138    $237,382    $268,988
                                     ========    ========   ==========   ========    ========    ========
Undistributed net investment
   income at end of year .........   $     --    $     --   $    7,697   $  7,985    $     51    $     55
                                     ========    ========   ==========   ========    ========    ========
TAX CHARACTER OF DISTRIBUTIONS
   PAID:
Ordinary income ..................   $     --    $     --   $   15,436   $  7,891    $  9,832    $  9,535
Tax-exempt income ................         --          --           --         --          --          --
Long-term capital gains ..........         --          --           --         --          --          --
                                     --------    --------   ----------   --------    --------    --------
   Total .........................   $     --    $     --   $   15,436   $  7,891    $  9,832    $  9,535
                                     ========    ========   ==========   ========    ========    ========

----------
*    See Note 3 in Notes to Financial Statements.

                       See Notes to Financial Statements.

                                        U.S. GOVERNMENT
                                        SECURITIES FUND           INCOME FUND           HIGH YIELD FUND
                                    ----------------------  ----------------------  ----------------------
                                    YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
                                     10/31/06    10/31/05    10/31/06    10/31/05    10/31/06    10/31/05
                                    ----------  ----------  ----------  ----------  ----------  ----------
Net investment income/(loss) .....  $   80,913  $   70,544  $   67,585  $   59,461  $   67,189  $ 53,962
Net realized gain/(loss) on
   investment transactions .......      (2,472)      2,784       3,765       1,785      53,940     9,623
Capital gain distributions
   received ......................          --          --          --          --          28        --
Net increase from payment by the
   Advisor* ......................          --          --          --          --          --        --
Net change in unrealized
   appreciation/depreciation of
   investments ...................       9,031     (52,278)      2,865     (50,548)      5,401   (13,197)
                                    ----------  ----------  ----------  ----------  ----------  --------
Net increase in net assets
   resulting from operations .....      87,472      21,050      74,215      10,698     126,558    50,388
Distributions to shareholders
   from:
   Net investment income:
      Class A Shares .............      (4,914)     (5,482)     (7,888)     (7,648)    (14,924)   (7,174)
      Class B Shares .............      (3,886)     (4,948)     (5,238)     (6,248)     (4,812)   (4,795)
      Class C Shares .............        (288)       (222)       (501)       (504)     (3,174)   (2,317)
      Class I Shares .............     (77,077)    (67,624)    (55,743)    (49,194)    (42,589)  (41,288)
      Class R-1 Shares ...........          --          --          --          --          (1)       --
   Net realized gains on
      investments:
      Class A Shares .............          --          --          --          --          --        --
      Class B Shares .............          --          --          --          --          --        --
      Class C Shares .............          --          --          --          --          --        --
      Class I Shares .............          --          --          --          --          --        --
Net increase/(decrease) in net
   assets from Fund share
   transactions:
      Class AShares ..............     (22,448)    (10,238)     (4,529)      6,391     296,435    26,776
      Class B Shares .............     (36,223)    (31,325)    (28,642)    (17,900)      4,447    (5,927)
      Class C Shares .............       1,176         700        (398)       (310)     34,999     5,421
      Class I Shares .............    (122,801)    431,064      55,539     108,913     (55,020)   65,992
      Redemption fees ............          --          --          --          --          --        --
                                    ----------  ----------  ----------  ----------  ----------  --------
Net increase/(decrease) in net
   assets ........................    (178,989)    332,975      26,815      44,198     341,919    87,076
NET ASSETS:
Beginning of year ................   1,892,154   1,559,179   1,190,264   1,146,066     811,715   724,639
                                    ----------  ----------  ----------  ----------  ----------  --------
End of year ......................  $1,713,165  $1,892,154  $1,217,079  $1,190,264  $1,153,634  $811,715
                                    ==========  ==========  ==========  ==========  ==========  ========
Undistributed net investment
   income at end of year .........  $      483  $      583  $    2,371  $       77  $    3,596  $    868
                                    ==========  ==========  ==========  ==========  ==========  ========
TAX CHARACTER OF DISTRIBUTIONS
   PAID:
Ordinary income ..................  $   86,165  $   78,276  $   69,370  $   63,594  $   65,500  $ 55,574
Tax-exempt income ................          --          --          --          --          --        --
Long-term capital gains ..........          --          --          --          --          --        --
                                    ----------  ----------  ----------  ----------  ----------  --------
   Total .........................  $   86,165  $   78,276  $   69,370  $   63,594  $   65,500  $ 55,574
                                    ==========  ==========  ==========  ==========  ==========  ========

                       See Notes to Financial Statements.

WM GROUP OF FUNDS

(In thousands)

                                                                CALIFORNIA INSURED
                                            CALIFORNIA             INTERMEDIATE
                                          MUNICIPAL FUND          MUNICIPAL FUND
                                      ----------------------  ----------------------
                                      YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
                                       10/31/06    10/31/05    10/31/06    10/31/05
                                      ----------  ----------  ----------  ----------
Net investment income ..............   $ 15,988    $ 16,236    $  3,591    $  3,813
Net realized gain/(loss) on
   investment transactions .........      2,537       5,076        (165)        282
Net change in unrealized
   appreciation/depreciation of
   investments .....................      5,335     (10,599)      1,590      (3,874)
                                       --------    --------    --------    --------
Net increase in net assets resulting
   from operations .................     23,860      10,713       5,016         221
Distributions to shareholders from:
   Net investment income:
      Class A Shares ...............    (10,638)     (9,845)     (2,041)     (2,071)
      Class B Shares ...............     (5,196)     (6,202)     (1,375)     (1,549)
      Class C Shares ...............       (150)       (168)       (177)       (194)
   Net realized gains on
      investments:
      Class A Shares ...............     (3,050)       (601)       (151)        (29)
      Class B Shares ...............     (2,036)       (503)       (132)        (30)
      Class C Shares ...............        (57)        (14)        (17)         (3)
Net increase/(decrease) in net
   assets from Fund share
   transactions:
      Class A Shares ...............     21,038      13,478      (8,598)      1,650
      Class B Shares ...............    (30,863)    (30,692)    (14,586)    (10,250)
      Class C Shares ...............       (261)       (556)     (1,410)     (1,077)
                                       --------    --------    --------    --------
Net decrease in net assets .........     (7,353)    (24,390)    (23,471)    (13,332)
NET ASSETS:
Beginning of year ..................    409,054     433,444     132,705     146,037
                                       --------    --------    --------    --------
End of year ........................   $401,701    $409,054    $109,234    $132,705
                                       ========    ========    ========    ========
Undistributed net investment income
   at end of year ..................   $    112    $    134    $     55    $     60
                                       ========    ========    ========    ========
TAX CHARACTER OF DISTRIBUTIONS PAID:
Ordinary income ....................   $    242    $     --    $     --    $     --
Tax-exempt income ..................     15,983      16,215       3,593       3,814
Long-term capital gains ............      4,902       1,118         300          62
                                       --------    --------    --------    --------
   Total ...........................   $ 21,127    $ 17,333    $  3,893    $  3,876
                                       ========    ========    ========    ========

                       See Notes to Financial Statements.

Statements of Changes in Net Assets -- Capital Stock Activity

WM GROUP OF FUNDS

(In thousands)

REIT FUND

                                          ISSUED AS
                                         REINVESTMENT                       NET INCREASE/
                            SOLD         OF DIVIDENDS       REDEEMED         (DECREASE)
                      ---------------  ---------------  ----------------  ----------------
                       AMOUNT  SHARES   AMOUNT  SHARES   AMOUNT   SHARES   AMOUNT   SHARES
                      -------  ------  -------  ------  --------  ------  --------  ------
YEAR ENDED 10/31/06:
Class A Shares .....  $14,277     740  $   764      42  $ (5,982)   (313) $  9,059     469
Class B Shares .....    3,592     187      267      15    (2,172)   (115)    1,687      87
Class C Shares .....    1,281      67      168       9    (1,693)    (88)     (244)    (12)
Class I Shares .....    2,972     158   18,452   1,018   (70,137) (3,616)  (48,713) (2,440)
Class R-1 Shares ...        2      --       --      --        (2)     --        --      --
Class R-2 Shares ...        3      --       --      --        (3)     --        --      --

YEAR ENDED 10/31/05:
Class A Shares .....  $12,754     768  $   508      31  $ (5,607)   (341) $  7,655     458
Class B Shares .....    4,183     255      224      14    (2,298)   (140)    2,109     129
Class C Shares .....    2,480     150      150       9    (1,628)    (98)    1,002      61
Class I Shares .....   21,378   1,337   17,358   1,056    (2,065)   (125)   36,671   2,268

EQUITY INCOME FUND

                                           ISSUED AS
                                          REINVESTMENT
                            SOLD          OF DIVIDENDS        REDEEMED         NET INCREASE
                      ----------------  ---------------  ------------------  ----------------
                       AMOUNT   SHARES   AMOUNT  SHARES    AMOUNT    SHARES   AMOUNT   SHARES
                      --------  ------  -------  ------  ---------  -------  --------  ------
YEAR ENDED 10/31/06:
Class A Shares .....  $661,031  31,517  $41,851   2,041  $(216,648) (10,285) $486,234  23,273
Class B Shares .....   112,888   5,425    8,037     397    (48,195)  (2,316)   72,730   3,506
Class C Shares .....   120,126   5,829    4,997     248    (24,447)  (1,176)  100,676   4,901
Class I Shares .....   248,124  12,122   72,514   3,536   (106,627)  (4,986)  214,011  10,672
Class R-1 Shares ...       768      36        3      --       (771)     (36)       --      --
Class R-2 Shares ...       562      26        2      --       (564)     (26)       --      --

YEAR ENDED 10/31/05:
Class A Shares .....  $467,759  23,884  $11,158     573  $ (95,749)  (4,876) $383,168  19,581
Class B Shares .....    94,639   4,886    1,809      94    (34,317)  (1,776)   62,131   3,204
Class C Shares .....    96,461   4,973      766      40     (8,528)    (440)   88,699   4,573
Class I Shares .....   237,093  12,184   25,533   1,313     (1,475)     (81)  261,151  13,416

GROWTH & INCOME FUND

                                           ISSUED AS
                                          REINVESTMENT                          NET INCREASE/
                            SOLD          OF DIVIDENDS        REDEEMED           (DECREASE)
                      ----------------  ---------------  ------------------  ------------------
                       AMOUNT   SHARES   AMOUNT  SHARES    AMOUNT    SHARES    AMOUNT   SHARES
                      --------  ------  -------  ------  ---------  -------  ---------  -------
YEAR ENDED 10/31/06:
Class A Shares .....  $ 36,515   1,414  $ 6,714     264  $(100,187)  (3,879) $ (56,958)  (2,201)
Class B Shares .....     3,292     132       88       4    (27,663)  (1,110)   (24,283)    (974)
Class C Shares .....       648      26        9      --       (823)     (33)      (166)      (7)
Class I Shares .....    24,513     945   28,013   1,101   (521,454) (20,189)  (468,928) (18,143)

YEAR ENDED 10/31/05:
Class A Shares .....  $ 39,189   1,595  $ 6,275     253  $ (86,525)  (3,517) $ (41,061)  (1,669)
Class B Shares .....     5,243     220       24       1    (24,881)  (1,049)   (19,614)    (828)
Class C Shares .....       729      32        4      --       (515)     (22)       218       10
Class I Shares .....   474,848  19,204   21,264     856       (500)     (20)   495,612   20,040

                       See Notes to Financial Statements.

WM GROUP OF FUNDS

(In thousands)

WEST COAST EQUITY FUND

                                           ISSUED AS
                                          REINVESTMENT
                            SOLD          OF DIVIDENDS        REDEEMED        NET INCREASE
                      ----------------  ---------------  -----------------  ----------------
                       AMOUNT   SHARES   AMOUNT  SHARES    AMOUNT   SHARES   AMOUNT   SHARES
                      --------  ------  -------  ------  ---------  ------  --------  ------
YEAR ENDED 10/31/06:
Class A Shares .....  $154,435   3,733  $19,817    486   $(108,495) (2,631) $ 65,757   1,588
Class B Shares .....    33,517     910    4,311    119     (36,955) (1,007)      873      22
Class C Shares .....     8,989     243      383     10      (3,440)    (94)    5,932     159
Class I Shares .....   132,311   3,207   19,847    483     (20,943)   (504)  131,215   3,186
Class R-1 Shares ...        15      --       --     --         (15)     --        --      --

YEAR ENDED 10/31/05:
Class A Shares .....  $111,137   2,980  $10,883    291   $ (80,836) (2,167) $ 41,184   1,104
Class B Shares .....    29,204     875    1,832     55     (20,237)   (605)   10,799     325
Class C Shares .....     5,584     166      118      4      (2,181)    (65)    3,521     105
Class I Shares .....    36,035     970   11,387    301      (1,605)    (43)   45,817   1,228

MID CAP STOCK FUND

                                           ISSUED AS
                                          REINVESTMENT                        NET INCREASE/
                            SOLD          OF DIVIDENDS        REDEEMED         (DECREASE)
                      ----------------  ---------------  -----------------  ------------------
                       AMOUNT   SHARES   AMOUNT  SHARES    AMOUNT   SHARES   AMOUNT   SHARES
                      --------  ------  -------  ------  ---------  ------  --------  ------
YEAR ENDED 10/31/06:
Class A Shares .....  $126,679   6,356  $ 7,091     376  $ (24,699) (1,259) $109,071   5,473
Class B Shares .....     7,702     414    1,620      91     (5,082)   (274)    4,240     231
Class C Shares .....     4,427     239      315      18     (1,538)    (82)    3,204     175
Class I Shares .....     5,163     256   60,050   3,143   (165,163) (8,467)  (99,950) (5,068)

YEAR ENDED 10/31/05:
Class A Shares .....  $ 31,725   1,718  $ 2,131     122  $  (8,746)   (482) $ 25,110   1,358
Class B Shares .....     4,988     285      701      42     (3,819)   (220)    1,870     107
Class C Shares .....     2,699     150       61       4       (471)    (27)    2,289     127
Class I Shares .....    46,690   2,637   24,756   1,394     (6,515)   (347)   64,931   3,684

GROWTH FUND

                                          ISSUED AS
                                         REINVESTMENT                        NET INCREASE/
                            SOLD         OF DIVIDENDS        REDEEMED         (DECREASE)
                      ----------------  --------------  -----------------  ----------------
                       AMOUNT   SHARES  AMOUNT  SHARES    AMOUNT   SHARES   AMOUNT   SHARES
                      --------  ------  ------  ------  ---------  ------  --------  ------
YEAR ENDED 10/31/06:
Class A Shares .....  $ 30,880   1,870  $   --    --    $(29,433)  (1,807) $  1,447      63
Class B Shares .....     2,686     183      --    --     (25,695)  (1,767)  (23,009) (1,584)
Class C Shares .....     1,329      90      --    --        (890)     (60)      439      30
Class I Shares .....   563,458  32,476   2,023   117     (21,926)  (1,302)  543,555  31,291
Class R-1 Shares ...        78       5      --    --         (78)      (5)       --      --
Class R-2 Shares ...       140       9      --    --        (140)      (9)       --      --

YEAR ENDED 10/31/05:
Class A Shares .....  $ 17,252   1,129  $  448    29    $(26,052)  (1,705) $ (8,352)   (547)
Class B Shares .....     3,252     237     270    19     (26,857)  (1,955)  (23,335) (1,699)
Class C Shares .....     1,024      74       6    --      (1,036)     (74)       (6)     --
Class I Shares .....   100,416   6,423   6,132   383     (12,625)    (785)   93,923   6,021

                       See Notes to Financial Statements.

WM GROUP OF FUNDS

(In thousands)

SMALL CAP VALUE FUND

                                              ISSUED AS
                                            REINVESTMENT                           NET INCREASE/
                             SOLD           OF DIVIDENDS          REDEEMED           (DECREASE)
                       ----------------   ----------------   -----------------   -----------------
                        AMOUNT   SHARES    AMOUNT   SHARES    AMOUNT    SHARES    AMOUNT    SHARES
                       -------   ------   -------   ------   --------   ------   --------   ------
YEAR ENDED 10/31/06:
   Class A Shares ..   $ 4,053      336   $   643       55   $ (9,187)    (767)  $ (4,491)    (376)
   Class B Shares ..       896       75       119       10     (1,194)    (101)      (179)     (16)
   Class C Shares ..       894       81       135       12     (1,035)     (93)        (6)      --
   Class I Shares ..     3,541      290    20,391    1,729    (76,429)  (6,402)   (52,497)  (4,383)

YEAR ENDED 10/31/05:
   Class A Shares ..   $16,188    1,333   $    43        3   $ (4,665)    (388)  $ 11,566      948
   Class B Shares ..     2,833      237         4       --       (479)     (40)     2,358      197
   Class C Shares ..     2,506      207         2       --       (426)     (37)     2,082      170
   Class I Shares ..    27,162    2,255     2,805      236       (500)     (44)    29,467    2,447

SMALL CAP GROWTH FUND

                                              ISSUED AS
                                            REINVESTMENT                          NET INCREASE/
                             SOLD           OF DIVIDENDS         REDEEMED           (DECREASE)
                       ----------------   ---------------   -----------------   -----------------
                        AMOUNT   SHARES   AMOUNT   SHARES    AMOUNT    SHARES    AMOUNT    SHARES
                       -------   ------   ------   ------   --------   ------   --------   ------
YEAR ENDED 10/31/06:
   Class A Shares ..   $35,110    2,246    $--       --     $(20,940)  (1,435)  $ 14,170      811
   Class B Shares ..     1,108       85     --       --       (3,611)    (283)    (2,503)    (198)
   Class C Shares ..       595       45     --       --         (672)     (51)       (77)      (6)
   Class I Shares ..    19,473    1,265     --       --       (2,719)    (170)    16,754    1,095

YEAR ENDED 10/31/05:
   Class A Shares ..   $11,769      873    $--       --     $(23,784)  (1,757)  $(12,015)    (884)
   Class B Shares ..       811       68     --       --       (3,750)    (319)    (2,939)    (251)
   Class C Shares ..       555       46     --       --         (513)     (43)        42        3
   Class I Shares ..    35,485    2,536     --       --      (50,850)  (3,688)   (15,365)  (1,152)

INTERNATIONAL GROWTH FUND

                                              ISSUED AS
                                             REINVESTMENT
                             SOLD            OF DIVIDENDS          REDEEMED          NET INCREASE
                       -----------------   ----------------   -----------------   -----------------
                        AMOUNT    SHARES    AMOUNT   SHARES    AMOUNT    SHARES    AMOUNT    SHARES
                       --------   ------   -------   ------   --------   ------   --------   ------
YEAR ENDED 10/31/06:
   Class A Shares ..   $ 61,085    4,958   $   849       73   $(13,990)  (1,143)  $ 47,944    3,888
   Class B Shares ..      8,605      735        28        3     (2,694)    (234)     5,939      504
   Class C Shares ..      5,286      455        18        2       (892)     (78)     4,412      379
   Class I Shares ..    145,272   12,079    14,503    1,246    (50,211)  (4,007)   109,564    9,318

YEAR ENDED 10/31/05:
   Class A Shares ..   $ 16,974    1,684   $   356       36   $ (7,565)    (760)  $  9,765      960
   Class B Shares ..      1,979      205        --       --     (1,400)    (146)       579       59
   Class C Shares ..        929       95         3       --       (298)     (31)       634       64
   Class I Shares ..    133,171   13,246     7,523      749       (100)      (9)   140,594   13,986

                       See Notes to Financial Statements.

WM GROUP OF FUNDS

(In thousands)

SHORT TERM INCOME FUND

                                             ISSUED AS
                                            REINVESTMENT                           NET INCREASE/
                             SOLD           OF DIVIDENDS         REDEEMED            (DECREASE)
                       ----------------   ---------------   ------------------   -----------------
                        AMOUNT   SHARES   AMOUNT   SHARES    AMOUNT     SHARES    AMOUNT    SHARES
                       -------   ------   ------   ------   --------   -------   --------   ------
YEAR ENDED 10/31/06:
   Class A Shares ..   $16,297    7,072   $  958      416   $(21,544)   (9,331)  $ (4,289)  (1,843)
   Class B Shares ..     2,714    1,177      447      194    (10,380)   (4,498)    (7,219)  (3,127)
   Class C Shares ..     1,249      541      211       91     (7,968)   (3,446)    (6,508)  (2,814)
   Class I Shares ..     5,276    2,282    7,755    3,360    (27,003)  (11,710)   (13,972)  (6,068)

YEAR ENDED 10/31/05:
   Class A Shares ..   $14,092    6,020   $1,042      445   $(31,717)  (13,549)  $(16,583)  (7,084)
   Class B Shares ..     2,089      891      592      253    (10,139)   (4,327)    (7,458)  (3,183)
   Class C Shares ..     3,121    1,330      389      166     (8,554)   (3,655)    (5,044)  (2,159)
   Class I Shares ..    24,653   10,528    6,799    2,909         --        --     31,452   13,437

U.S. GOVERNMENT SECURITIES FUND

                                               ISSUED AS
                                             REINVESTMENT                              NET INCREASE/
                              SOLD           OF DIVIDENDS           REDEEMED             (DECREASE)
                       -----------------   ----------------   -------------------   -------------------
                        AMOUNT    SHARES    AMOUNT   SHARES     AMOUNT     SHARES     AMOUNT     SHARES
                       --------   ------   -------   ------   ---------   -------   ---------   -------
YEAR ENDED 10/31/06:
   Class A Shares ..   $  7,339      702   $ 3,671      351   $ (33,458)   (3,202)  $ (22,448)   (2,149)
   Class B Shares ..      1,234      118     3,110      297     (40,567)   (3,882)    (36,223)   (3,467)
   Class C Shares ..      2,865      273       222       21      (1,911)     (182)      1,176       112
   Class I Shares ..     16,533    1,584    77,077    7,366    (216,411)  (20,647)   (122,801)  (11,697)

YEAR ENDED 10/31/05:
   Class A Shares ..   $ 20,979    1,956   $ 4,035      376   $ (35,252)   (3,278)  $ (10,238)     (946)
   Class B Shares ..      4,266      397     3,945      367     (39,536)   (3,681)    (31,325)   (2,917)
   Class C Shares ..      3,171      296       175       17      (2,646)     (246)        700        67
   Class I Shares ..    363,440   33,841    67,624    6,304          --        --     431,064    40,145

INCOME FUND

                                              ISSUED AS
                                            REINVESTMENT                           NET INCREASE/
                             SOLD           OF DIVIDENDS          REDEEMED           (DECREASE)
                       ----------------   ----------------   -----------------   -----------------
                        AMOUNT   SHARES    AMOUNT   SHARES    AMOUNT    SHARES    AMOUNT    SHARES
                       -------   ------   -------   ------   --------   ------   --------   ------
YEAR ENDED 10/31/06:
   Class A Shares ..   $34,612    3,843   $ 5,013      556   $(44,154)  (4,909)  $ (4,529)    (510)
   Class B Shares ..     6,778      751     3,224      356    (38,644)  (4,279)   (28,642)  (3,172)
   Class C Shares ..     3,978      440       356       39     (4,732)    (523)      (398)     (44)
   Class I Shares ..    74,110    8,142    55,740    6,171    (74,311)  (8,268)    55,539    6,045

YEAR ENDED 10/31/05:
   Class A Shares ..   $37,224    4,000   $ 4,859      523   $(35,692)  (3,835)  $  6,391      688
   Class B Shares ..    11,034    1,180     3,740      401    (32,674)  (3,499)   (17,900)  (1,918)
   Class C Shares ..     3,712      397       349       37     (4,371)    (469)      (310)     (35)
   Class I Shares ..    69,059    7,342    49,194    5,280     (9,340)  (1,005)   108,913   11,617

                       See Notes to Financial Statements.

WM GROUP OF FUNDS

(In thousands)

HIGH YIELD FUND

                                               ISSUED AS
                                             REINVESTMENT                              NET INCREASE/
                              SOLD           OF DIVIDENDS           REDEEMED            (DECREASE)
                       -----------------   ----------------   -------------------   ------------------
                        AMOUNT    SHARES    AMOUNT   SHARES     AMOUNT     SHARES     AMOUNT    SHARES
                       --------   ------   -------   ------   ---------   -------   ---------   ------
YEAR ENDED 10/31/06:
   Class A Shares ..   $363,171   42,425   $ 8,797    1,024   $ (75,533)   (8,860)  $ 296,435   34,589
   Class B Shares ..     17,909    2,083     2,166      252     (15,628)   (1,828)      4,447      507
   Class C Shares ..     40,488    4,695     1,568      182      (7,057)     (823)     34,999    4,054
   Class I Shares ..     13,315    1,574    42,589    4,992    (110,924)  (13,114)    (55,020)  (6,548)
   Class R-1 Shares          92       11         1       --         (93)      (11)         --       --
   Class R-2 Shares           1       --        --       --          (1)       --          --       --

YEAR ENDED 10/31/05:
   Class A Shares ..   $ 65,936    7,984   $ 3,681      445   $ (42,841)   (5,212)  $  26,776    3,217
   Class B Shares ..      9,556    1,153     2,103      253     (17,586)   (2,120)     (5,927)    (714)
   Class C Shares ..     14,492    1,743     1,133      136     (10,204)   (1,232)      5,421      647
   Class I Shares ..     35,769    4,296    41,288    5,005     (11,065)   (1,345)     65,992    7,956

CALIFORNIA MUNICIPAL FUND

                                             ISSUED AS
                                            REINVESTMENT                          NET INCREASE/
                             SOLD           OF DIVIDENDS         REDEEMED           (DECREASE)
                       ----------------   ---------------   -----------------   -----------------
                        AMOUNT   SHARES   AMOUNT   SHARES    AMOUNT    SHARES    AMOUNT    SHARES
                       -------   ------   ------   ------   --------   ------   --------   ------
YEAR ENDED 10/31/06:
   Class A Shares ..   $52,280    4,684   $8,953     803    $(40,195)  (3,599)  $ 21,038    1,888
   Class B Shares ..     2,725      245    5,140     461     (38,728)  (3,472)   (30,863)  (2,766)
   Class C Shares ..       955       86      149      13      (1,365)    (122)      (261)     (23)

YEAR ENDED 10/31/05:
   Class A Shares ..   $35,403    3,108   $6,596     580    $(28,521)  (2,508)  $ 13,478    1,180
   Class B Shares ..     3,770      330    4,531     399     (38,993)  (3,428)   (30,692)  (2,699)
   Class C Shares ..       801       70      129      11      (1,486)    (130)      (556)     (49)

CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND

                                             ISSUED AS
                                            REINVESTMENT                          NET INCREASE/
                             SOLD           OF DIVIDENDS         REDEEMED           (DECREASE)
                       ----------------   ---------------   -----------------   -----------------
                        AMOUNT   SHARES   AMOUNT   SHARES    AMOUNT    SHARES    AMOUNT    SHARES
                       -------   ------   ------   ------   --------   ------   --------   ------
YEAR ENDED 10/31/06:
   Class A Shares ..   $ 9,038      832   $1,483     137    $(19,119)  (1,760)  $ (8,598)    (791)
   Class B Shares ..       178       16    1,143     105     (15,907)  (1,465)   (14,586)  (1,344)
   Class C Shares ..       177       16      145      13      (1,732)    (159)    (1,410)    (130)

YEAR ENDED 10/31/05:
   Class A Shares ..   $13,962    1,264   $1,383     126    $(13,695)  (1,244)  $  1,650      146
   Class B Shares ..     1,211      109    1,190     108     (12,651)  (1,148)   (10,250)    (931)
   Class C Shares ..       785       71      140      13      (2,002)    (181)    (1,077)     (97)

                       See Notes to Financial Statements.

Financial Highlights

REIT FUND

For a Fund share outstanding throughout each period.




                                     INCOME FROM
                                INVESTMENT OPERATIONS                    LESS DISTRIBUTIONS
                        ------------------------------------  ----------------------------------------
                NET                 NET REALIZED
               ASSET                     AND                   DIVIDENDS  DISTRIBUTIONS
               VALUE        NET      UNREALIZED   TOTAL FROM   FROM NET      FROM NET
             BEGINNING  INVESTMENT     GAIN ON    INVESTMENT  INVESTMENT     REALIZED        TOTAL
             OF PERIOD    INCOME     INVESTMENTS  OPERATIONS    INCOME    CAPITAL GAINS  DISTRIBUTIONS
             ---------  ----------  ------------  ----------  ----------  -------------  -------------
CLASS A SHARES
Year Ended:
10/31/06       $17.23    $0.31(5)       $5.24        $5.55      $(0.35)      $(0.40)        $(0.75)
10/31/05        15.62     0.42(5)        1.95         2.37       (0.42)       (0.34)         (0.76)
10/31/04        12.46     0.39(5)        3.13         3.52       (0.31)       (0.05)         (0.36)
10/31/03(3)     10.00     0.28(5)        2.35         2.63       (0.17)          --          (0.17)

CLASS B SHARES
Year Ended:
10/31/06       $17.18    $0.16(5)       $5.23        $5.39      $(0.21)      $(0.40)        $(0.61)
10/31/05        15.58     0.29(5)        1.94         2.23       (0.29)       (0.34)         (0.63)
10/31/04        12.43     0.29(5)        3.12         3.41       (0.21)       (0.05)         (0.26)
10/31/03(3)     10.00     0.22(5)        2.35         2.57       (0.14)          --          (0.14)

CLASS C SHARES
Year Ended:
10/31/06       $17.18    $0.17(5)       $5.23        $5.40      $(0.22)      $(0.40)        $(0.62)
10/31/05        15.58     0.30(5)        1.94         2.24       (0.30)       (0.34)         (0.64)
10/31/04        12.43     0.31(5)        3.12         3.43       (0.23)       (0.05)         (0.28)
10/31/03(3)     10.00     0.23(5)        2.35         2.58       (0.15)          --          (0.15)

CLASS I SHARES
Year Ended:
10/31/06       $17.27    $0.39(5)       $5.26        $5.65      $(0.43)      $(0.40)        $(0.83)
10/31/05        15.65     0.49(5)        1.96         2.45       (0.49)       (0.34)         (0.83)
10/31/04        12.47     0.46(5)        3.14         3.60       (0.37)       (0.05)         (0.42)
10/31/03(3)     10.00     0.34(5)        2.32         2.66       (0.19)          --          (0.19)

                                                      RATIOS TO AVERAGE
                                                NET ASSETS/SUPPLEMENTAL DATA
                                ------------------------------------------------------------
                                                RATIO OF    RATIO OF
                                                EXPENSES    EXPENSES
                                               TO AVERAGE  TO AVERAGE   RATIO OF
               NET                             NET ASSETS  NET ASSETS      NET
              ASSET                              BEFORE       AFTER    INVESTMENT
              VALUE               NET ASSETS   REIMBURSE-  REIMBURSE-   INCOME TO  PORTFOLIO
             END OF    TOTAL    END OF PERIOD    MENTS/      MENTS/      AVERAGE    TURNOVER
             PERIOD  RETURN(1)    (IN 000S)      WAIVERS   WAIVERS(2)  NET ASSETS     RATE
             ------  ---------  -------------  ----------  ----------  ----------  ---------
CLASS A SHARES
Year Ended:
10/31/06     $22.03    33.28%      $ 33,638      1.30%       1.30%       1.61%        18%
10/31/05      17.23    15.46         18,234      1.31        1.31        2.50         11
10/31/04      15.62    28.71          9,376      1.33        1.33        2.82          5
10/31/03(3)   12.46    26.43          3,159      1.41(6)     1.41(6)     3.60(6)       7

CLASS B SHARES
Year Ended:
10/31/06     $21.96    32.23%      $ 13,281      2.09%       2.09%       0.82%        18%
10/31/05      17.18    14.57          8,898      2.09        2.09        1.72         11
10/31/04      15.58    27.76          6,060      2.08        2.08        2.07          5
10/31/03(3)   12.43    25.86          2,808      2.13(6)     2.13(6)     2.88(6)       7

CLASS C SHARES
Year Ended:
10/31/06     $21.96    32.32%      $  6,262      2.01%       2.01%       0.90%        18%
10/31/05      17.18    14.66          5,100      2.00        2.00        1.81         11
10/31/04      15.58    27.95          3,672      1.98        1.98        2.17          5
10/31/03(3)   12.43    25.88          1,322      2.06(6)     2.06(6)     2.95(6)       7

CLASS I SHARES
Year Ended:
10/31/06     $22.09    33.87%      $443,621      0.86%       0.86%       2.05%        18%
10/31/05      17.27    15.99        388,914      0.84        0.84        2.97         11
10/31/04      15.65    29.40        316,904      0.86        0.86        3.29          5
10/31/03(3)   12.47    26.76        182,138      0.92(6)     0.92(6)     4.09(6)       7

(1) Total return is not annualized for periods of less than one year and does not reflect any applicable sales charges.

     The total returns would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(2) Ratio of operating expenses to average net assets includes expenses paid indirectly through custodian credits.

(3)  The REIT Fund commenced operations on March 1, 2003.

                       See Notes to Financial Statements.

Financial Highlights

EQUITY INCOME FUND

For a Fund share outstanding throughout each period.



                                 INCOME/(LOSS) FROM
                                INVESTMENT OPERATIONS                    LESS DISTRIBUTIONS
                        ------------------------------------  ----------------------------------------
                                    NET REALIZED
                NET                      AND
               ASSET                 UNREALIZED                DIVIDENDS  DISTRIBUTIONS
               VALUE        NET      GAIN/(LOSS)  TOTAL FROM   FROM NET      FROM NET
             BEGINNING  INVESTMENT       ON       INVESTMENT  INVESTMENT     REALIZED        TOTAL
             OF PERIOD    INCOME     INVESTMENTS  OPERATIONS    INCOME    CAPITAL GAINS  DISTRIBUTIONS
             ---------  ----------  ------------  ----------  ----------  -------------  -------------
CLASS A SHARES
Year Ended:
10/31/06       $20.07    $0.33(5)      $ 3.00       $ 3.33      $(0.34)      $(0.63)        $(0.97)
10/31/05        17.79     0.41(5)        2.25         2.66       (0.38)          --          (0.38)
10/31/04        15.46     0.29(5)        2.33         2.62       (0.29)          --          (0.29)
10/31/03        12.73     0.33(5)        2.73         3.06       (0.33)          --          (0.33)
10/31/02        14.85     0.40(5)       (1.85)       (1.45)      (0.35)       (0.32)         (0.67)

CLASS B SHARES
Year Ended:
10/31/06       $19.93    $0.15(5)      $ 2.98       $ 3.13      $(0.17)      $(0.63)        $(0.80)
10/31/05        17.67     0.24(5)        2.24         2.48       (0.22)          --          (0.22)
10/31/04        15.36     0.14(5)        2.30         2.44       (0.13)          --          (0.13)
10/31/03        12.65     0.20(5)        2.71         2.91       (0.20)          --          (0.20)
10/31/02        14.78     0.27(5)       (1.85)       (1.58)      (0.23)       (0.32)         (0.55)

CLASS C SHARES
Year Ended:
10/31/06       $19.79    $0.16(5)      $ 2.96       $ 3.12      $(0.20)      $(0.63)        $(0.83)
10/31/05        17.57     0.26(5)        2.22         2.48       (0.26)          --          (0.26)
10/31/04        15.29     0.16(5)        2.30         2.46       (0.18)          --          (0.18)
10/31/03        12.62     0.22(5)        2.68         2.90       (0.23)          --          (0.23)
10/31/02(4)     15.09     0.18(5)       (2.43)       (2.25)      (0.22)          --          (0.22)

CLASS I SHARES
Year Ended:
10/31/06       $20.07    $0.40(5)      $ 3.00       $ 3.40      $(0.41)      $(0.63)        $(1.04)
10/31/05        17.79     0.48(5)        2.24         2.72       (0.44)          --          (0.44)
10/31/04        15.45     0.35(5)        2.33         2.68       (0.34)          --          (0.34)
10/31/03        12.73     0.38(5)        2.72         3.10       (0.38)          --          (0.38)
10/31/02        14.85     0.45(5)       (1.85)       (1.40)      (0.40)       (0.32)         (0.72)

                                                     RATIOS TO AVERAGE
                                                NET ASSETS/SUPPLEMENTAL DATA
                                ------------------------------------------------------------
                                                RATIO OF    RATIO OF
                                                EXPENSES    EXPENSES
                                               TO AVERAGE  TO AVERAGE   RATIO OF
               NET                             NET ASSETS  NET ASSETS      NET
              ASSET                              BEFORE       AFTER    INVESTMENT
              VALUE               NET ASSETS   REIMBURSE-  REIMBURSE-   INCOME TO  PORTFOLIO
             END OF    TOTAL    END OF PERIOD    MENTS/      MENTS/      AVERAGE   TURNOVER
             PERIOD  RETURN(1)    (IN 000S)      WAIVERS   WAIVERS(2)  NET ASSETS     RATE
             ------  ---------  -------------  ----------  ----------  ----------  ---------
CLASS A SHARES
Year Ended:
10/31/06     $22.43    17.16%     $1,514,188     0.87%       0.87%       1.56%       81%(7)
10/31/05      20.07    15.06         887,828     0.90        0.90        2.13        32
10/31/04      17.79    17.06         438,776     0.91        0.91        1.74        20
10/31/03      15.46    24.43         268,489     0.95        0.95        2.43        18
10/31/02      12.73   (10.35)        198,756     0.97        0.97        2.77        16

CLASS B SHARES
Year Ended:
10/31/06     $22.26    16.16%     $  330,900     1.73%       1.73%       0.70%       81%(7)
10/31/05      19.93    14.07         226,390     1.78        1.78        1.25        32
10/31/04      17.67    16.04         144,144     1.81        1.81        0.84        20
10/31/03      15.36    23.19         103,888     1.89        1.89        1.49        18
10/31/02      12.65   (11.20)         82,330     1.88        1.88        1.86        16

CLASS C SHARES
Year Ended:
10/31/06     $22.08    16.28%     $  251,685     1.64%       1.64%       0.79%       81%(7)
10/31/05      19.79    14.16         128,523     1.68        1.68        1.35        32
10/31/04      17.57    16.16          33,770     1.70        1.70        0.95        20
10/31/03      15.29    23.29           5,973     1.78        1.78        1.60        18
10/31/02(4)   12.62   (15.07)          1,780     1.80(6)     1.80(6)     1.94(6)     16

CLASS I SHARES
Year Ended:
10/31/06     $22.43    17.53%     $1,686,604     0.55%       0.55%       1.88%       81%(7)
10/31/05      20.07    15.39       1,294,804     0.58        0.58        2.45        32
10/31/04      17.79    17.51         908,925     0.59        0.59        2.06        20
10/31/03      15.45    24.77         529,665     0.61        0.61        2.77        18
10/31/02      12.73   (10.04)        350,185     0.63        0.63        3.11        16

(4)  The Equity Income Fund commenced selling Class C shares on March 1, 2002.

(5)  Per share numbers have been calculated using the average shares method.

(6)  Annualized.

(7) The Equity Income Fund had unusually high portfolio turnover due to a change in the portfolio manager.

                       See Notes to Financial Statements.

Financial Highlights

GROWTH & INCOME FUND

For a Fund share outstanding throughout each period.



                                   INCOME/(LOSS) FROM
                                 INVESTMENT OPERATIONS                      LESS DISTRIBUTIONS
                        ---------------------------------------  ----------------------------------------
                                       NET REALIZED
                NET                         AND
               ASSET        NET         UNREALIZED                DIVIDENDS  DISTRIBUTIONS
               VALUE    INVESTMENT      GAIN/(LOSS)  TOTAL FROM   FROM NET      FROM NET
             BEGINNING    INCOME/           ON       INVESTMENT  INVESTMENT     REALIZED        TOTAL
             OF PERIOD    (LOSS)        INVESTMENTS  OPERATIONS    INCOME    CAPITAL GAINS  DISTRIBUTIONS
             ---------  ----------     ------------  ----------  ----------  -------------  -------------
CLASS A SHARES
Year Ended:
10/31/06       $24.63   $ 0.32(4)         $ 2.77       $ 3.09    $(0.31)        $   --         $(0.31)
10/31/05        23.41     0.33(4)           1.16         1.49     (0.27)            --          (0.27)
10/31/04        21.59     0.22(4)           1.81         2.03     (0.21)            --          (0.21)
10/31/03        18.44     0.22(4)           3.11         3.33     (0.18)            --          (0.18)
10/31/02        22.34     0.17(4)          (3.68)       (3.51)    (0.03)         (0.36)         (0.39)

CLASS B SHARES
Year Ended:
10/31/06       $23.65   $ 0.04(4)         $ 2.66       $ 2.70    $(0.03)        $   --         $(0.03)
10/31/05        22.47     0.08(4)           1.11         1.19     (0.01)            --          (0.01)
10/31/04        20.74    (0.01)(4)          1.74         1.73        --             --             --
10/31/03        17.72     0.02(4)           3.00         3.02        --             --             --
10/31/02        21.67    (0.04)(4)         (3.55)       (3.59)    (0.00)(5)      (0.36)         (0.36)

CLASS C SHARES
Year Ended:
10/31/06       $23.33   $ 0.07(4)         $ 2.65       $ 2.72    $(0.11)        $   --         $(0.11)
10/31/05        22.22     0.08(4)           1.10         1.18     (0.07)            --          (0.07)
10/31/04        20.62    (0.00)(4)(5)       1.73         1.73     (0.13)            --          (0.13)
10/31/03        17.73     0.03(4)           2.98         3.01     (0.12)            --          (0.12)
10/31/02(3)     21.36    (0.01)(4)         (3.62)       (3.63)       --             --             --

CLASS I SHARES
Year Ended:
10/31/06       $24.75   $ 0.40(4)         $ 2.78       $ 3.18    $(0.39)        $   --         $(0.39)
10/31/05        23.52     0.41(4)           1.17         1.58     (0.35)            --          (0.35)
10/31/04        21.68     0.30(4)           1.82         2.12     (0.28)            --          (0.28)
10/31/03        18.52     0.29(4)           3.12         3.41     (0.25)            --          (0.25)
10/31/02        22.39     0.24(4)          (3.70)       (3.46)    (0.05)         (0.36)         (0.41)

                                                      RATIOS TO AVERAGE
                                                NET ASSETS/SUPPLEMENTAL DATA
                                ------------------------------------------------------------
                                                RATIO OF    RATIO OF
                                                EXPENSES    EXPENSES    RATIO OF
                                               TO AVERAGE  TO AVERAGE      NET
               NET                             NET ASSETS  NET ASSETS  INVESTMENT
              ASSET                              BEFORE       AFTER      INCOME/
              VALUE               NET ASSETS   REIMBURSE-  REIMBURSE-   (LOSS) TO  PORTFOLIO
             END OF    TOTAL    END OF PERIOD    MENTS/      MENTS/      AVERAGE    TURNOVER
             PERIOD  RETURN(1)    (IN 000S)      WAIVERS   WAIVERS(2)  NET ASSETS     RATE
             ------  ---------  -------------  ----------  ----------  ----------  ---------
CLASS A SHARES
Year Ended:
10/31/06     $27.41    12.62%     $  576,277     0.87%       0.87%       1.23%        29%
10/31/05      24.63     6.34         572,128     0.89        0.89        1.34         15
10/31/04      23.41     9.45         582,866     0.90        0.90        0.94          6
10/31/03      21.59    18.18         541,707     0.93        0.93        1.12         17
10/31/02      18.44   (16.10)        475,010     0.94        0.94        0.79         22

CLASS B SHARES
Year Ended:
10/31/06     $26.32    11.42%     $   64,452     1.93%       1.93%       0.17%        29%
10/31/05      23.65     5.28          80,957     1.92        1.92        0.31         15
10/31/04      22.47     8.39          95,528     1.89        1.89       (0.05)         6
10/31/03      20.74    16.99         115,457     1.96        1.96        0.09         17
10/31/02      17.72   (16.94)        123,423     1.91        1.91       (0.18)        22

CLASS C SHARES
Year Ended:
10/31/06     $25.94    11.71%     $    1,859     1.81%       1.81%       0.29%        29%
10/31/05      23.33     5.30           1,835     1.88        1.88        0.35         15
10/31/04      22.22     8.45           1,537     1.84        1.84       (0.00)         6
10/31/03      20.62    17.08             823     1.89        1.89        0.16         17
10/31/02(3)   17.73   (17.00)            264     1.83(6)     1.83(6)    (0.10)(6)     22

CLASS I SHARES
Year Ended:
10/31/06     $27.54    12.98%     $1,685,443     0.53%       0.53%       1.57%        29%
10/31/05      24.75     6.70       1,963,730     0.56        0.56        1.67         15
10/31/04      23.52     9.85       1,394,883     0.57        0.57        1.27          6
10/31/03      21.68    18.61         895,547     0.59        0.59        1.46         17
10/31/02      18.52   (15.84)        671,191     0.60        0.60        1.13         22

(1) Total return is not annualized for periods of less than one year and does not reflect any applicable sales charges.

     The total returns would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(2) Ratio of operating expenses to average net assets includes expenses paid indirectly through custodian credits.

(3)  The Funds commenced selling Class C shares on March 1, 2002.

                       See Notes to Financial Statements.

Financial Highlights

WEST COAST EQUITY FUND

For a Fund share outstanding throughout each period.

                                 INCOME/(LOSS) FROM
                                INVESTMENT OPERATIONS                    LESS DISTRIBUTIONS
                        ------------------------------------  ----------------------------------------
                                    NET REALIZED
                NET                      AND
               ASSET        NET      UNREALIZED                DIVIDENDS  DISTRIBUTIONS
               VALUE    INVESTMENT   GAIN/(LOSS)  TOTAL FROM   FROM NET      FROM NET
             BEGINNING    INCOME/        ON       INVESTMENT  INVESTMENT     REALIZED        TOTAL
             OF PERIOD    (LOSS)     INVESTMENTS  OPERATIONS    INCOME    CAPITAL GAINS  DISTRIBUTIONS
             ---------  ----------  ------------  ----------  ----------  -------------  -------------
CLASS A SHARES
Year Ended:
10/31/06       $38.99    $ 0.18        $ 5.02       $ 5.20    $(0.13)        $(0.97)        $(1.10)
10/31/05        35.04      0.25          4.33         4.58     (0.20)         (0.43)         (0.63)
10/31/04        32.14      0.06(4)       2.84         2.90        --             --             --
10/31/03        23.73      0.04(4)       8.37         8.41        --             --             --
10/31/02        28.89      0.02(4)      (4.09)       (4.07)    (0.07)         (1.02)         (1.09)

CLASS B SHARES
Year Ended:
10/31/06       $34.84    $(0.18)       $ 4.47       $ 4.29    $   --         $(0.97)        $(0.97)
10/31/05        31.48     (0.09)         3.88         3.79        --          (0.43)         (0.43)
10/31/04        29.14     (0.24)(4)      2.58         2.34        --             --             --
10/31/03        21.73     (0.20)(4)      7.61         7.41        --             --             --
10/31/02        26.71     (0.23)(4)     (3.73)       (3.96)    (0.00)(5)      (1.02)         (1.02)

CLASS C SHARES
Year Ended:
10/31/06       $34.94    $(0.16)       $ 4.50       $ 4.34    $   --         $(0.97)        $(0.97)
10/31/05        31.56     (0.06)         3.88         3.82     (0.01)         (0.43)         (0.44)
10/31/04        29.20     (0.21)(4)      2.57         2.36        --             --             --
10/31/03        21.74     (0.18)(4)      7.64         7.46        --             --             --
10/31/02(3)     27.59     (0.14)(4)     (5.71)       (5.85)       --             --             --

CLASS I SHARES
Year Ended:
10/31/06       $39.39    $ 0.32        $ 5.07       $ 5.39    $(0.25)        $(0.97)        $(1.22)
10/31/05        35.39      0.39          4.37         4.76     (0.33)         (0.43)         (0.76)
10/31/04        32.39      0.17(4)       2.87         3.04     (0.04)            --          (0.04)
10/31/03        23.83      0.13(4)       8.43         8.56        --             --             --
10/31/02        29.00      0.12(4)      (4.10)       (3.98)    (0.17)         (1.02)         (1.19)

                                                      RATIOS TO AVERAGE
                                                NET ASSETS/SUPPLEMENTAL DATA
                                ------------------------------------------------------------
                                                RATIO OF    RATIO OF
                                                EXPENSES    EXPENSES    RATIO OF
                                               TO AVERAGE  TO AVERAGE      NET
               NET                             NET ASSETS  NET ASSETS  INVESTMENT
              ASSET                              BEFORE       AFTER      INCOME/
              VALUE               NET ASSETS   REIMBURSE-  REIMBURSE-  (LOSS) TO   PORTFOLIO
             END OF    TOTAL    END OF PERIOD    MENTS/      MENTS/      AVERAGE    TURNOVER
             PERIOD  RETURN(1)    (IN 000S)      WAIVERS   WAIVERS(2)  NET ASSETS     RATE
             ------  ---------  -------------  ----------  ----------  ----------  ---------
CLASS A SHARES
Year Ended:
10/31/06     $43.09    13.50%      $880,755       0.85%       0.85%      0.44%        15%
10/31/05      38.99    13.13        735,037       0.91        0.91       0.68         13
10/31/04      35.04     9.06        621,924       0.94        0.94       0.17         12
10/31/03      32.14    35.44        523,308       1.02        1.02       0.14         14
10/31/02      23.73   (14.94)       375,821       1.05        1.05       0.07         16

CLASS B SHARES
Year Ended:
10/31/06     $38.16    12.45%      $184,340       1.78%       1.78%     (0.49)%       15%
10/31/05      34.84    12.09        167,531       1.85        1.85      (0.26)        13
10/31/04      31.48     8.03        141,134       1.89        1.89      (0.78)        12
10/31/03      29.14    34.10        122,221       2.01        2.01      (0.85)        14
10/31/02      21.73   (15.73)       102,208       2.00        2.00      (0.88)        16

CLASS C SHARES
Year Ended:
10/31/06     $38.31    12.53%      $ 21,039       1.69%       1.69%     (0.40)%       15%
10/31/05      34.94    12.18         13,613       1.78        1.78      (0.19)        13
10/31/04      31.56     8.12          9,000       1.80        1.80      (0.69)        12
10/31/03      29.20    34.27          3,593       1.90        1.90      (0.74)        14
10/31/02(3)   21.74   (21.20)         1,341       1.96(6)     1.96(6)   (0.84)(6)     16

CLASS I SHARES
Year Ended:
10/31/06     $43.56    13.88%      $826,593       0.53%       0.53%      0.76%        15%
10/31/05      39.39    13.55        621,993       0.58        0.58       1.01         13
10/31/04      35.39     9.39        515,464       0.61        0.61       0.50         12
10/31/03      32.39    35.92        349,363       0.67        0.67       0.49         14
10/31/02      23.83   (14.65)       195,029       0.70        0.70       0.42         16

(4)  Per share numbers have been calculated using the average shares method.

(5)  Amount represents less than $0.01 per share.

(6)  Annualized.

                     See Notes to Financial Statements.

Financial Highlights

MID CAP STOCK FUND

For a Fund share outstanding throughout each period.

                                 INCOME/(LOSS) FROM
                                INVESTMENT OPERATIONS                    LESS DISTRIBUTIONS
                        ------------------------------------  ----------------------------------------
                                    NET REALIZED
                NET                      AND
               ASSET        NET      UNREALIZED                DIVIDENDS  DISTRIBUTIONS
               VALUE    INVESTMENT   GAIN/(LOSS)  TOTAL FROM   FROM NET      FROM NET
             BEGINNING    INCOME/        ON       INVESTMENT  INVESTMENT     REALIZED        TOTAL
             OF PERIOD    (LOSS)     INVESTMENTS  OPERATIONS    INCOME    CAPITAL GAINS  DISTRIBUTIONS
             ---------  ----------  ------------  ----------  ----------  -------------  -------------
CLASS A SHARES
Year Ended:
10/31/06       $19.23   $ 0.10(4)      $ 3.02       $ 3.12      $(0.26)      $(1.23)        $(1.49)
10/31/05        17.06     0.24(4)        2.56         2.80       (0.03)       (0.60)         (0.63)
10/31/04        15.34     0.02(4)        1.75         1.77       (0.01)       (0.04)         (0.05)
10/31/03        12.39     0.01(4)        2.94         2.95          --           --             --
10/31/02        13.50    (0.01)(4)      (0.60)       (0.61)         --        (0.50)         (0.50)

CLASS B SHARES
Year Ended:
10/31/06       $18.23   $(0.09)(4)     $ 2.85       $ 2.76      $(0.10)      $(1.23)        $(1.33)
10/31/05        16.33     0.06(4)        2.44         2.50          --        (0.60)         (0.60)
10/31/04        14.82    (0.14)(4)       1.69         1.55          --        (0.04)         (0.04)
10/31/03        12.09    (0.13)(4)       2.86         2.73          --           --             --
10/31/02        13.31    (0.15)(4)      (0.57)       (0.72)         --        (0.50)         (0.50)

CLASS C SHARES
Year Ended:
10/31/06       $18.28   $(0.06)(4)     $ 2.85       $ 2.79      $(0.18)      $(1.23)        $(1.41)
10/31/05        16.36     0.08(4)        2.44         2.52          --        (0.60)         (0.60)
10/31/04        14.83    (0.13)(4)       1.70         1.57          --        (0.04)         (0.04)
10/31/03        12.10    (0.12)(4)       2.85         2.73          --           --             --
10/31/02(3)     13.60    (0.10)(4)      (1.40)       (1.50)         --           --             --

CLASS I SHARES
Year Ended:
10/31/06       $19.47   $ 0.17(4)      $ 3.04       $ 3.21      $(0.31)      $(1.23)        $(1.54)
10/31/05        17.26     0.30(4)        2.59         2.89       (0.08)       (0.60)         (0.68)
10/31/04        15.50     0.08(4)        1.78         1.86       (0.06)       (0.04)         (0.10)
10/31/03        12.51     0.06(4)        2.97         3.03       (0.04)          --          (0.04)
10/31/02        13.59     0.04(4)       (0.60)       (0.56)      (0.02)       (0.50)         (0.52)

                                                      RATIOS TO AVERAGE
                                                NET ASSETS/SUPPLEMENTAL DATA
                                ------------------------------------------------------------
                                                RATIO OF    RATIO OF
                                                EXPENSES    EXPENSES    RATIO OF
                                               TO AVERAGE  TO AVERAGE      NET
               NET                             NET ASSETS  NET ASSETS  INVESTMENT
              ASSET                              BEFORE       AFTER      INCOME/
              VALUE               NET ASSETS   REIMBURSE-  REIMBURSE-  (LOSS) TO   PORTFOLIO
             END OF    TOTAL    END OF PERIOD    MENTS/      MENTS/      AVERAGE    TURNOVER
             PERIOD  RETURN(1)    (IN 000S)      WAIVERS   WAIVERS(2)  NET ASSETS     RATE
             ------  ---------  -------------  ----------  ----------  ----------  ---------
CLASS A SHARES
Year Ended:
10/31/06     $20.86    17.12%      $215,201      1.09%       1.09%       0.53%        22%
10/31/05      19.23    16.75         93,180      1.12        1.12        1.32         28
10/31/04      17.06    11.57         59,491      1.14        1.14        0.12         23
10/31/03      15.34    23.81         38,676      1.16        1.16        0.07         28
10/31/02      12.39    (4.86)        28,248      1.25        1.25       (0.10)        27

CLASS B SHARES
Year Ended:
10/31/06     $19.66    15.95%      $ 30,663      2.07%       2.07%      (0.45)%       22%
10/31/05      18.23    15.63         24,218      2.11        2.11        0.33         28
10/31/04      16.33    10.54         19,958      2.12        2.12       (0.86)        23
10/31/03      14.82    22.50         17,405      2.24        2.24       (1.01)        28
10/31/02      12.09    (5.79)        13,229      2.26        2.26       (1.11)        27

CLASS C SHARES
Year Ended:
10/31/06     $19.66    16.09%      $  8,051      1.95%       1.95%      (0.33)%       22%
10/31/05      18.28    15.73          4,303      1.99        1.99        0.45         28
10/31/04      16.36    10.60          1,769      2.04        2.04       (0.79)        23
10/31/03      14.83    22.56            550      2.15        2.15       (0.92)        28
10/31/02(3)   12.10   (11.03)            55      2.24(6)     2.24(6)    (1.09)(6)     27

CLASS I SHARES
Year Ended:
10/31/06     $21.14    17.41%      $725,604      0.78%       0.78%       0.84%        22%
10/31/05      19.47    17.11        766,698      0.80        0.80        1.64         28
10/31/04      17.26    12.02        616,052      0.80        0.80        0.45         23
10/31/03      15.50    24.27        369,772      0.81        0.81        0.42         28
10/31/02      12.51    (4.44)       231,409      0.83        0.83        0.32         27

(1) Total return is not annualized for periods of less than one year and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(2) Ratio of operating expenses to average net assets includes expenses paid indirectly through custodian credits.

(3)  The Funds commenced selling Class C shares on March 1, 2002.

                       See Notes to Financial Statements.

Financial Highlights

GROWTH FUND

For a Fund share outstanding throughout each period.

                                 INCOME/(LOSS) FROM
                                INVESTMENT OPERATIONS                    LESS DISTRIBUTIONS
                        --------------------------------------  ----------------------------------------
                                      NET REALIZED
                NET                        AND
               ASSET        NET        UNREALIZED                DIVIDENDS  DISTRIBUTIONS
               VALUE    INVESTMENT     GAIN/(LOSS)  TOTAL FROM   FROM NET      FROM NET
             BEGINNING    INCOME/          ON       INVESTMENT  INVESTMENT     REALIZED        TOTAL
             OF PERIOD    (LOSS)       INVESTMENTS  OPERATIONS    INCOME    CAPITAL GAINS  DISTRIBUTIONS
             ---------  ----------    ------------  ----------  ----------  -------------  -------------
CLASS A SHARES
Year Ended:
10/31/06       $15.77   $(0.04)(4)       $ 1.08       $ 1.04      $   --          $--         $   --
10/31/05        14.44     0.01             1.37         1.38       (0.05)          --          (0.05)
10/31/04        13.71    (0.06)(4)         0.79         0.73          --           --             --
10/31/03        11.47    (0.08)(4)         2.32         2.24          --           --             --
10/31/02        15.23    (0.10)(4)        (3.66)       (3.76)         --           --             --

CLASS B SHARES
Year Ended:
10/31/06       $14.12   $(0.19)(4)       $ 0.97       $ 0.78      $   --          $--         $   --
10/31/05        13.03    (0.14)            1.26         1.12       (0.03)          --          (0.03)
10/31/04        12.49    (0.17)(4)         0.71         0.54          --           --             --
10/31/03        10.55    (0.18)(4)         2.12         1.94          --           --             --
10/31/02        14.13    (0.21)(4)        (3.37)       (3.58)         --           --             --

CLASS C SHARES
Year Ended:
10/31/06       $14.25   $(0.15)(4)       $ 0.97       $ 0.82      $   --          $--         $   --
10/31/05        13.13    (0.11)            1.27         1.16       (0.04)          --          (0.04)
10/31/04        12.55    (0.15)(4)         0.73         0.58          --           --             --
10/31/03        10.56    (0.14)(4)         2.13         1.99          --           --             --
10/31/02(3)     13.48    (0.11)(4)        (2.81)       (2.92)         --           --             --

CLASS I SHARES
Year Ended:
10/31/06       $16.43   $ 0.05(4)        $ 1.13       $ 1.18      $(0.02)         $--         $(0.02)
10/31/05        14.96     0.10             1.44         1.54       (0.07)          --          (0.07)
10/31/04        14.13     0.02(4)          0.81         0.83          --           --             --
10/31/03        11.74     0.00(4))(5)      2.39         2.39          --           --             --
10/31/02        15.48    (0.01)(4)        (3.73)       (3.74)         --           --             --

                                                      RATIOS TO AVERAGE
                                                NET ASSETS/SUPPLEMENTAL DATA
                                ------------------------------------------------------------
                                                RATIO OF    RATIO OF
                                                EXPENSES    EXPENSES    RATIO OF
                                               TO AVERAGE  TO AVERAGE      NET
               NET                             NET ASSETS  NET ASSETS  INVESTMENT
              ASSET                              BEFORE       AFTER      INCOME/
              VALUE               NET ASSETS   REIMBURSE-  REIMBURSE-  (LOSS) TO   PORTFOLIO
             END OF    TOTAL    END OF PERIOD    MENTS/      MENTS/      AVERAGE    TURNOVER
             PERIOD  RETURN(1)    (IN 000S)      WAIVERS   WAIVERS(2)  NET ASSETS     RATE
             ------  ---------  -------------  ----------  ----------  ----------  ---------
CLASS A SHARES
Year Ended:
10/31/06     $16.81     6.60%     $  137,129     1.26%       1.26%      (0.26)%       44%
10/31/05      15.77     9.59         127,677     1.41        1.41        0.06         78
10/31/04      14.44     5.32         124,755     1.44        1.44       (0.43)        56
10/31/03      13.71    19.53         114,757     1.62        1.62       (0.66)        71
10/31/02      11.47   (24.69)         94,848     1.69        1.69       (0.74)       170(7)

CLASS B SHARES
Year Ended:
10/31/06     $14.90     5.53%     $   77,728     2.28%       2.28%      (1.28)%       44%
10/31/05      14.12     8.55          96,044     2.36        2.36       (0.89)        78
10/31/04      13.03     4.40         110,794     2.35        2.35       (1.34)        56
10/31/03      12.49    18.39         129,239     2.54        2.54       (1.58)        71
10/31/02      10.55   (25.34)        128,007     2.54        2.54       (1.59)       170(7)

CLASS C SHARES
Year Ended:
10/31/06     $15.07     5.75%     $    2,730     2.01%       2.01%      (1.01)%       44%
10/31/05      14.25     8.85           2,158     2.13        2.13       (0.66)        78
10/31/04      13.13     4.62           1,981     2.14        2.14       (1.13)        56
10/31/03      12.55    18.85             565     2.19        2.19       (1.23)        71
10/31/02(3)   10.56   (21.66)            199     2.38(6)     2.38(6)    (1.43)(6)    170(7)

CLASS I SHARES
Year Ended:
10/31/06     $17.59     7.18%     $2,162,950     0.73%       0.73%       0.27%        44%
10/31/05      16.43    10.30       1,506,501     0.83        0.83        0.64         78
10/31/04      14.96     5.95       1,281,900     0.86        0.86        0.15         56
10/31/03      14.13    20.27         664,334     0.92        0.92        0.04         71
10/31/02      11.74   (24.16)        357,296     1.03        1.03       (0.08)       170(7)

(4)  Per share numbers have been calculated using the average shares method.

(5)  Amount represents less than $0.01 per share.

(6)  Annualized.

(7) The Growth Fund had unusually high portfolio turnover due to a change in sub-advisors.

                       See Notes to Financial Statements.

Financial Highlights

SMALL CAP VALUE FUND

For a Fund share outstanding throughout each period.

                                     INCOME FROM
                                 INVESTMENT OPERATIONS                     LESS DISTRIBUTIONS
                        --------------------------------------  ----------------------------------------
                NET                   NET REALIZED
               ASSET      NET              AND                   DIVIDENDS  DISTRIBUTIONS
               VALUE    INVESTMENT     UNREALIZED   TOTAL FROM   FROM NET      FROM NET
             BEGINNING    INCOME/        GAIN ON    INVESTMENT  INVESTMENT     REALIZED        TOTAL
             OF PERIOD    (LOSS)       INVESTMENTS  OPERATIONS    INCOME    CAPITAL GAINS  DISTRIBUTIONS
             ---------  ----------    ------------  ----------  ----------  -------------  -------------
CLASS A SHARES
Year Ended:
10/31/06       $11.68   $ 0.19(5)         $1.57        $1.76      $(0.07)      $(0.65)        $(0.72)
10/31/05        10.81     0.06(5)          0.91         0.97       (0.10)          --          (0.10)
10/31/04(3)     10.00     0.05(5)          0.76         0.81          --           --             --

CLASS B SHARES
Year Ended:
10/31/06       $11.55   $ 0.07(5)         $1.55        $1.62      $   --       $(0.65)        $(0.65)
10/31/05        10.74    (0.05)(5)         0.92         0.87       (0.06)          --          (0.06)
10/31/04(3)     10.00    (0.01)(5)         0.75         0.74          --           --             --

CLASS C SHARES
Year Ended:
10/31/06       $11.58   $ 0.10(5)         $1.55        $1.65      $(0.02)      $(0.65)        $(0.67)
10/31/05        10.76    (0.03)(5)         0.90         0.87       (0.05)          --          (0.05)
10/31/04(3)     10.00    (0.00)(5)(7)      0.76         0.76          --           --             --

CLASS I SHARES
Year Ended:
10/31/06       $11.74   $ 0.24(5)         $1.59        $1.83      $(0.11)      $(0.65)        $(0.76)
10/31/05        10.83     0.11(5)          0.91         1.02       (0.11)          --          (0.11)
10/31/04(3)     10.00     0.08(5)          0.75         0.83          --           --             --

                                                      RATIOS TO AVERAGE
                                                NET ASSETS/SUPPLEMENTAL DATA
                                ------------------------------------------------------------
                                                RATIO OF    RATIO OF
                                                EXPENSES    EXPENSES    RATIO OF
                                               TO AVERAGE  TO AVERAGE      NET
               NET                             NET ASSETS  NET ASSETS  INVESTMENT
              ASSET                              BEFORE       AFTER      INCOME/
              VALUE               NET ASSETS   REIMBURSE-  REIMBURSE-   (LOSS) TO  PORTFOLIO
             END OF    TOTAL    END OF PERIOD    MENTS/      MENTS/      AVERAGE    TURNOVER
             PERIOD  RETURN(1)    (IN 000S)      WAIVERS   WAIVERS(2)  NET ASSETS     RATE
             ------  ---------  -------------  ---------   ----------  ----------  ---------
CLASS A SHARES
Year Ended:
10/31/06     $12.72    15.51%      $ 10,786      1.35%       1.35%      1.54%         38%
10/31/05      11.68     9.04         14,302      1.29        1.29       0.52          54
10/31/04(3)   10.81     8.10          2,978      1.33(6)     1.33(6)    0.77(6)       36

CLASS B SHARES
Year Ended:
10/31/06     $12.52    14.44%      $  3,007      2.32%       2.32%      0.57%         38%
10/31/05      11.55     8.08          2,955      2.20        2.20       (0.39)        54
10/31/04(3)   10.74     7.40            631      2.23(6)     2.23(6)    (0.13)(6)     36

CLASS C SHARES
Year Ended:
10/31/06     $12.56    14.76%      $  2,615      2.09%       2.09%      0.80%         38%
10/31/05      11.58     8.08          2,414      2.10        2.10       (0.29)        54
10/31/04(3)   10.76     7.60            414      2.13(6)     2.13(6)    (0.03)(6)     36

CLASS I SHARES
Year Ended:
10/31/06     $12.81    16.14%      $292,442      0.90%       0.90%      1.99%         38%
10/31/05      11.74     9.42        319,631      0.90        0.90       0.91          54
10/31/04(3)   10.83     8.30        268,310      0.95(6)     0.95(6)    1.15(6)       36

(1) Total return is not annualized for periods of less than one year and does not reflect any applicable sales charges.

     The total returns would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(2) Ratio of operating expenses to average net assets includes expenses paid indirectly through custodian credits.

(3)  The Small Cap Value Fund commenced operations on March 1, 2004.

                       See Notes to Financial Statements.

Financial Highlights

SMALL CAP GROWTH FUND

For a Fund share outstanding throughout each period.

                                 INCOME/(LOSS) FROM
                                INVESTMENT OPERATIONS                    LESS DISTRIBUTIONS
                        ------------------------------------  ----------------------------------------
                                    NET REALIZED
                NET                      AND
               ASSET                 UNREALIZED                DIVIDENDS  DISTRIBUTIONS
               VALUE        NET      GAIN/(LOSS)  TOTAL FROM   FROM NET      FROM NET
             BEGINNING  INVESTMENT       ON       INVESTMENT  INVESTMENT     REALIZED        TOTAL
             OF PERIOD     LOSS      INVESTMENTS  OPERATIONS    INCOME    CAPITAL GAINS  DISTRIBUTIONS
             ---------  ----------  ------------  ----------  ----------  -------------  -------------
CLASS A SHARES
Year Ended:
10/31/06       $13.93   $(0.11)(5)     $ 0.86       $ 0.75       $--         $   --         $   --
10/31/05        13.00    (0.13)(5)       1.06         0.93        --             --             --
10/31/04        13.42    (0.14)(5)      (0.28)       (0.42)       --             --             --
10/31/03         8.21    (0.09)(5)       5.30         5.21        --             --             --
10/31/02        13.60    (0.14)(5)      (4.28)       (4.42)       --          (0.97)         (0.97)

CLASS B SHARES
Year Ended:
10/31/06       $12.14   $(0.26)(5)     $ 0.76       $ 0.50       $--         $   --         $   --
10/31/05        11.46    (0.25)(5)       0.93         0.68        --             --             --
10/31/04        11.96    (0.26)(5)      (0.24)       (0.50)       --             --             --
10/31/03         7.40    (0.18)(5)       4.74         4.56        --             --             --
10/31/02        12.46    (0.23)(5)      (3.86)       (4.09)       --          (0.97)         (0.97)

CLASS C SHARES
Year Ended:
10/31/06       $12.31   $(0.21)(5)     $ 0.77       $ 0.56       $--         $   --         $   --
10/31/05        11.59    (0.22)(5)       0.94         0.72        --             --             --
10/31/04        12.06    (0.23)(5)      (0.24)       (0.47)       --             --             --
10/31/03         7.42    (0.14)(5)       4.78         4.64        --             --             --
10/31/02(4)     11.51    (0.10)(5)      (3.99)       (4.09)       --             --             --

CLASS I SHARES
Year Ended:
10/31/06       $14.43   $(0.05)(5)     $ 0.90       $ 0.85       $--         $   --         $   --
10/31/05        13.39    (0.07)(5)       1.11         1.04        --             --             --
10/31/04        13.76    (0.07)(5)      (0.30)       (0.37)       --             --             --
10/31/03         8.35    (0.02)(5)       5.43         5.41        --             --             --
10/31/02        13.74    (0.06)(5)      (4.36)       (4.42)       --          (0.97)         (0.97)

                                                      RATIOS TO AVERAGE
                                                 NET ASSETS/SUPPLEMENTAL DATA
                                ------------------------------------------------------------
                                                RATIO OF    RATIO OF
                                                EXPENSES    EXPENSES
                                               TO AVERAGE  TO AVERAGE   RATIO OF
               NET                             NET ASSETS  NET ASSETS     NET
              ASSET                              BEFORE      AFTER     INVESTMENT
              VALUE               NET ASSETS   REIMBURSE-  REIMBURSE-    LOSS TO   PORTFOLIO
             END OF    TOTAL    END OF PERIOD     MENTS/      MENTS/     AVERAGE    TURNOVER
             PERIOD  RETURN(1)     (IN 000S)    WAIVERS    WAIVERS(2)  NET ASSETS     RATE
             ------  ---------  -------------  ---------   ----------  ----------  ---------
CLASS A SHARES
Year Ended:
10/31/06     $14.68     5.39%      $103,863      1.40%       1.40%      (0.80)%     70%
10/31/05      13.93     7.15         87,252      1.51        1.51       (1.00)     251(8)
10/31/04      13.00    (3.13)        92,919      1.46        1.46       (1.01)      53
10/31/03      13.42    63.46         81,234      1.64        1.64       (0.86)      40
10/31/02       8.21   (35.71)        42,984      1.68        1.68       (1.20)      21

CLASS B SHARES
Year Ended:
10/31/06     $12.64     4.12%      $  7,763      2.61%       2.61%      (2.01)%     70%
10/31/05      12.14     5.93          9,859      2.65        2.65       (2.14)     251(8)
10/31/04      11.46    (4.18)        12,181      2.54        2.54       (2.09)      53
10/31/03      11.96    61.62         18,037      2.81        2.81       (2.03)      40
10/31/02       7.40   (36.36)        14,238      2.64        2.64       (2.16)      21

CLASS C SHARES
Year Ended:
10/31/06     $12.87     4.55%      $    922      2.23%       2.23%      (1.63)%     70%
10/31/05      12.31     6.21            954      2.33        2.33       (1.82)     251(8)
10/31/04      11.59    (3.90)           871      2.28        2.28       (1.83)      53
10/31/03      12.06    62.53            404      2.28        2.28       (1.50)      40
10/31/02(4)    7.42   (35.53)            69      2.25(6)     2.25(6)    (1.77)(6)   21

CLASS I SHARES
Year Ended:
10/31/06     $15.28     5.89%      $270,166      0.92%       0.92%      (0.32)%     70%
10/31/05      14.43     7.77        239,308      0.98        0.98       (0.47)     251(8)
10/31/04      13.39    (2.62)       237,582      0.95        0.95       (0.50)      53
10/31/03      13.76    64.67        337,271      0.96        0.96       (0.18)      40
10/31/02       8.35   (35.32)       123,620      1.00        1.00       (0.52)      21

(4)  The Small Cap Growth Fund commenced selling Class C shares on March 1,
     2002.

(5)  Per share numbers have been calculated using the average shares method.

(6)  Annualized.

(7)  Amount represents less than $0.01 per share.

(8) The Small Cap Growth Fund had unusually high portfolio turnover due to a change in sub-advisors.

                       See Notes to Financial Statements.

Financial Highlights

INTERNATIONAL GROWTH FUND

For a Fund share outstanding throughout each period.

                                 INCOME/(LOSS) FROM
                                INVESTMENT OPERATIONS                    LESS DISTRIBUTIONS
                        ------------------------------------  ----------------------------------------
                                    NET REALIZED
                NET                      AND
               ASSET        NET      UNREALIZED                DIVIDENDS  DISTRIBUTIONS
               VALUE    INVESTMENT   GAIN/(LOSS)  TOTAL FROM   FROM NET      FROM NET
             BEGINNING    INCOME/        ON       INVESTMENT  INVESTMENT     REALIZED        TOTAL
             OF PERIOD    (LOSS)     INVESTMENTS  OPERATIONS    INCOME    CAPITAL GAINS  DISTRIBUTIONS
             ---------  ----------  ------------  ----------  ----------  -------------  -------------
CLASS A SHARES
Year Ended:
10/31/06       $10.74   $ 0.12(4)      $ 2.53       $ 2.65      $(0.16)        $--          $(0.16)
10/31/05         9.21     0.10(4)        1.52         1.62       (0.09)         --           (0.09)
10/31/04         8.38     0.06(4)        0.85         0.91       (0.08)         --           (0.08)
10/31/03         6.76     0.03(4)        1.63         1.66       (0.04)         --           (0.04)
10/31/02         7.61    (0.02)(4)      (0.75)       (0.77)      (0.08)         --           (0.08)

CLASS B SHARES
Year Ended:
10/31/06       $10.24   $(0.00)(4)     $ 2.41       $ 2.41      $(0.07)        $--          $(0.07)
10/31/05         8.80    (0.01)(4)       1.45         1.44          --          --              --
10/31/04         8.03    (0.04)(4)       0.81         0.77          --          --              --
10/31/03         6.51    (0.05)(4)       1.57         1.52          --          --              --
10/31/02         7.35    (0.09)(4)      (0.73)       (0.82)      (0.02)         --           (0.02)

CLASS C SHARES
Year Ended:
10/31/06       $10.14   $ 0.02(4)      $ 2.38       $ 2.40      $(0.13)        $--          $(0.13)
10/31/05         8.75     0.01(4)        1.44         1.45       (0.06)         --           (0.06)
10/31/04         8.02    (0.02)(4)       0.81         0.79       (0.06)         --           (0.06)
10/31/03         6.53    (0.03)(4)       1.56         1.53       (0.04)         --           (0.04)
10/31/02(3)      7.55    (0.05)(4)      (0.96)       (1.01)      (0.01)         --           (0.01)

CLASS I SHARES
Year Ended:
10/31/06       $10.81   $ 0.17(4)      $ 2.54       $ 2.71      $(0.20)        $--          $(0.20)
10/31/05         9.26     0.15(4)        1.53         1.68       (0.13)         --           (0.13)
10/31/04         8.43     0.11(4)        0.84         0.95       (0.12)         --           (0.12)
10/31/03         6.80     0.08(4)        1.64         1.72       (0.09)         --           (0.09)
10/31/02         7.69     0.04(4)       (0.75)       (0.71)      (0.18)         --           (0.18)

                                                      RATIOS TO AVERAGE
                                                 NET ASSETS/SUPPLEMENTAL DATA
                                ------------------------------------------------------------
                                                RATIO OF    RATIO OF
                                                EXPENSES    EXPENSES    RATIO OF
                                               TO AVERAGE  TO AVERAGE     NET
               NET                             NET ASSETS  NET ASSETS  INVESTMENT
              ASSET                              BEFORE      AFTER       INCOME/
              VALUE               NET ASSETS   REIMBURSE-  REIMBURSE-  (LOSS) TO   PORTFOLIO
             END OF    TOTAL    END OF PERIOD     MENTS/      MENTS/     AVERAGE    TURNOVER
             PERIOD  RETURN(1)     (IN 000S)    WAIVERS    WAIVERS(2)  NET ASSETS     RATE
             ------  ---------  -------------  ---------   ----------  ----------  ---------
CLASS A SHARES
Year Ended:
10/31/06     $13.23    24.89%     $  119,976     1.27%       1.27%        0.99%       38%
10/31/05      10.74    17.60          55,628     1.39        1.39         1.02        24
10/31/04       9.21    10.89          38,864     1.49        1.49         0.68        20
10/31/03       8.38    24.75          26,429     1.70        1.70         0.47        19
10/31/02       6.76   (10.36)         21,317     1.93        1.93        (0.20)       25

CLASS B SHARES
Year Ended:
10/31/06     $12.58    23.57%     $   12,270     2.30%       2.30%       (0.04)%      38%
10/31/05      10.24    16.36           4,822     2.51        2.51        (0.10)       24
10/31/04       8.80     9.59           3,630     2.62        2.62        (0.45)       20
10/31/03       8.03    23.35           4,020     2.91        2.91        (0.74)       19
10/31/02       6.51   (11.23)          4,732     2.91        2.91        (1.18)       25

CLASS C SHARES
Year Ended:
10/31/06     $12.41    23.82%     $    6,135     2.08%       2.08%        0.18%       38%
10/31/05      10.14    16.60           1,169     2.29        2.29         0.12        24
10/31/04       8.75     9.87             445     2.36        2.36        (0.19)       20
10/31/03       8.02    23.57              91     2.64        2.64        (0.47)       19
10/31/02(3)    6.53   (13.34)             53     2.67(5)     2.67(5)     (0.94)(5)    25

CLASS I SHARES
Year Ended:
10/31/06     $13.32    25.32%     $1,086,172     0.90%       0.90%        1.36%       38%
10/31/05      10.81    18.19         780,519     0.95        0.95         1.46        24
10/31/04       9.26    11.38         539,471     0.99        0.99         1.18        20
10/31/03       8.43    25.56         317,493     1.07        1.07         1.10        19
10/31/02       6.80    (9.61)        185,137     1.19        1.19         0.54        25

(1) Total return is not annualized for periods of less than one year and does not reflect any applicable sales charges.

     The total returns would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(2) Ratio of operating expenses to average net assets includes expenses paid indirectly through custodian credits.

(3)  The Funds commenced selling Class C shares on March 1, 2002.

                       See Notes to Financial Statements.

Financial Highlights

SHORT TERM INCOME FUND

For a Fund share outstanding throughout each period.

                                 INCOME/(LOSS) FROM
                                INVESTMENT OPERATIONS                    LESS DISTRIBUTIONS
                        ------------------------------------  ----------------------------------------
                                    NET REALIZED
                NET                      AND
               ASSET                 UNREALIZED                DIVIDENDS  DISTRIBUTIONS
               VALUE        NET      GAIN/(LOSS)  TOTAL FROM   FROM NET      FROM NET
             BEGINNING  INVESTMENT       ON       INVESTMENT  INVESTMENT     REALIZED        TOTAL
             OF PERIOD    INCOME     INVESTMENTS  OPERATIONS    INCOME    CAPITAL GAINS  DISTRIBUTIONS
             ---------  ----------  ------------  ----------  ----------  -------------  -------------
CLASS A SHARES
Year Ended:
10/31/06       $2.31       $0.08       $ 0.01       $ 0.09      $(0.08)        $--          $(0.08)
10/31/05        2.38        0.08        (0.07)        0.01       (0.08)         --           (0.08)
10/31/04        2.39        0.08        (0.01)        0.07       (0.08)         --           (0.08)
10/31/03        2.34        0.09         0.06         0.15       (0.10)         --           (0.10)
10/31/02        2.41        0.12        (0.07)        0.05       (0.12)         --           (0.12)

CLASS B SHARES
Year Ended:
10/31/06       $2.31       $0.07       $ 0.01       $ 0.08      $(0.07)        $--          $(0.07)
10/31/05        2.38        0.06        (0.07)       (0.01)      (0.06)         --           (0.06)
10/31/04        2.39        0.06        (0.01)        0.05       (0.06)         --           (0.06)
10/31/03        2.34        0.07         0.06         0.13       (0.08)         --           (0.08)
10/31/02        2.41        0.10        (0.07)        0.03       (0.10)         --           (0.10)

CLASS C SHARES
Year Ended:
10/31/06       $2.31       $0.07       $ 0.01       $ 0.08      $(0.07)        $--          $(0.07)
10/31/05        2.38        0.06        (0.07)       (0.01)      (0.06)         --           (0.06)
10/31/04        2.39        0.06        (0.01)        0.05       (0.06)         --           (0.06)
10/31/03        2.34        0.07         0.06         0.13       (0.08)         --           (0.08)
10/31/02(3)     2.37        0.07        (0.03)        0.04       (0.07)         --           (0.07)

CLASS I SHARES
Year Ended:
10/31/06       $2.31       $0.09       $ 0.01       $ 0.10      $(0.09)        $--          $(0.09)
10/31/05        2.38        0.09        (0.07)        0.02       (0.09)         --           (0.09)
10/31/04        2.39        0.08        (0.01)        0.07       (0.08)         --           (0.08)
10/31/03        2.34        0.09         0.06         0.15       (0.10)         --           (0.10)
10/31/02        2.41        0.13        (0.07)        0.06       (0.13)         --           (0.13)

                                                      RATIOS TO AVERAGE
                                                NET ASSETS/SUPPLEMENTAL DATA
                                ------------------------------------------------------------
                                                RATIO OF    RATIO OF
                                                EXPENSES    EXPENSES
                                               TO AVERAGE  TO AVERAGE   RATIO OF
               NET                             NET ASSETS  NET ASSETS      NET
              ASSET                              BEFORE       AFTER    INVESTMENT
              VALUE               NET ASSETS   REIMBURSE-  REIMBURSE-   INCOME TO  PORTFOLIO
             END OF    TOTAL    END OF PERIOD    MENTS/      MENTS/      AVERAGE    TURNOVER
             PERIOD  RETURN(1)    (IN 000S)      WAIVERS   WAIVERS(2)  NET ASSETS     RATE
             ------  ---------  -------------  ----------  ----------  ----------  ---------
CLASS A SHARES
Year Ended:
10/31/06      $2.32    4.15%       $ 32,081       0.95%       0.95%       3.54%       14%
10/31/05       2.31    0.49          36,287       0.93        0.81        3.36        13
10/31/04       2.38    2.87          54,082       0.92        0.83        3.23        14
10/31/03       2.39    6.28          71,920       0.97        0.84        3.58        33
10/31/02       2.34    2.18          28,106       1.09        0.96        5.03        28

CLASS B SHARES
Year Ended:
10/31/06      $2.32    3.36%       $ 16,411       1.71%       1.71%       2.78%       14%
10/31/05       2.31   (0.26)         23,617       1.70        1.56        2.61        13
10/31/04       2.38    2.11          31,812       1.70        1.58        2.48        14
10/31/03       2.39    5.49          44,310       1.70        1.59        2.83        33
10/31/02       2.34    1.41          24,621       1.77        1.71        4.28        28

CLASS C SHARES
Year Ended:
10/31/06      $2.32    3.39%       $  6,980       1.68%       1.68%       2.81%       14%
10/31/05       2.31   (0.26)         13,477       1.65        1.56        2.61        13
10/31/04       2.38    2.10          18,970       1.66        1.58        2.48        14
10/31/03       2.39    5.48          17,843       1.65        1.59        2.83        33
10/31/02(3)    2.34    1.61           5,743       1.68(5)     1.68(5)     4.31(5)     28

CLASS I SHARES
Year Ended:
10/31/06      $2.32    4.57%       $181,910       0.55%       0.55%       3.94%       14%
10/31/05       2.31    0.74         195,607       0.56        0.56        3.61        13
10/31/04       2.38    3.13         168,947       0.58        0.58        3.48        14
10/31/03       2.39    6.55         129,443       0.59        0.59        3.83        33
10/31/02       2.34    2.53          89,210       0.61        0.61        5.38        28

(4)  Per share numbers have been calculated using the average shares method.

(5)  Annualized.

                       See Notes to Financial Statements.

Financial Highlights

U.S. GOVERNMENT SECURITIES FUND

For a Fund share outstanding throughout each period.

                                     INCOME FROM
                                INVESTMENT OPERATIONS                    LESS DISTRIBUTIONS
                        ------------------------------------  ----------------------------------------
                                    NET REALIZED
                NET                      AND
               ASSET                 UNREALIZED                DIVIDENDS  DISTRIBUTIONS
               VALUE        NET      GAIN/(LOSS)  TOTAL FROM   FROM NET      FROM NET
             BEGINNING  INVESTMENT       ON       INVESTMENT  INVESTMENT     REALIZED        TOTAL
             OF PERIOD    INCOME     INVESTMENTS  OPERATIONS    INCOME    CAPITAL GAINS  DISTRIBUTIONS
             ---------  ----------  ------------  ----------  ----------  -------------  -------------
CLASS A SHARES
Year Ended:
10/31/06       $10.53    $0.44         $ 0.04        $0.48      $(0.47)        $--          $(0.47)
10/31/05        10.88     0.41(4)       (0.30)        0.11       (0.46)         --           (0.46)
10/31/04        10.89     0.40(4)        0.05         0.45       (0.46)         --           (0.46)
10/31/03        11.19     0.40(4)       (0.19)        0.21       (0.51)         --           (0.51)
10/31/02        11.20     0.54           0.04         0.58       (0.59)         --           (0.59)

CLASS B SHARES
Year Ended:
10/31/06       $10.52    $0.37         $ 0.05        $0.42      $(0.40)        $--          $(0.40)
10/31/05        10.87     0.33(4)       (0.30)        0.03       (0.38)         --           (0.38)
10/31/04        10.88     0.32(4)        0.05         0.37       (0.38)         --           (0.38)
10/31/03        11.18     0.32(4)       (0.19)        0.13       (0.43)         --           (0.43)
10/31/02        11.19     0.46           0.04         0.50       (0.51)         --           (0.51)

CLASS C SHARES
Year Ended:
10/31/06       $10.51    $0.37         $ 0.05        $0.42      $(0.40)        $--          $(0.40)
10/31/05        10.86     0.33(4)       (0.30)        0.03       (0.38)         --           (0.38)
10/31/04        10.87     0.32(4)        0.05         0.37       (0.38)         --           (0.38)
10/31/03        11.18     0.32(4)       (0.20)        0.12       (0.43)         --           (0.43)
10/31/02(3)     11.00     0.33           0.18         0.51       (0.33)         --           (0.33)

CLASS I SHARES
Year Ended:
10/31/06       $10.53    $0.49         $ 0.05        $0.54      $(0.52)        $--          $(0.52)
10/31/05        10.88     0.45(4)       (0.30)        0.15       (0.50)         --           (0.50)
10/31/04        10.89     0.44(4)        0.05         0.49       (0.50)         --           (0.50)
10/31/03        11.19     0.44(4)       (0.19)        0.25       (0.55)         --           (0.55)
10/31/02        11.20     0.58           0.04         0.62       (0.63)         --           (0.63)

                                                      RATIOS TO AVERAGE
                                                NET ASSETS/SUPPLEMENTAL DATA
                                ------------------------------------------------------------
                                                RATIO OF    RATIO OF
                                                EXPENSES    EXPENSES
                                               TO AVERAGE  TO AVERAGE   RATIO OF
               NET                             NET ASSETS  NET ASSETS      NET
              ASSET                              BEFORE       AFTER    INVESTMENT
              VALUE               NET ASSETS   REIMBURSE-  REIMBURSE-  INCOME TO   PORTFOLIO
             END OF    TOTAL    END OF PERIOD    MENTS/      MENTS/      AVERAGE    TURNOVER
             PERIOD  RETURN(1)    (IN 000S)      WAIVERS   WAIVERS(2)  NET ASSETS     RATE
             ------  ---------  -------------  ----------  ----------  ----------  ---------
CLASS A SHARES
Year Ended:
10/31/06     $10.54    4.74%      $   98,110      0.91%       0.91%       4.25%       13%
10/31/05      10.53    1.02          120,615      0.92        0.92        3.84        34
10/31/04      10.88    4.26          134,896      0.93        0.93        3.64        30
10/31/03      10.89    1.94          176,859      0.93        0.93        3.59        62
10/31/02      11.19    5.37          196,222      0.96        0.96        4.91        48

CLASS B SHARES
Year Ended:
10/31/06     $10.54    4.06%      $   85,761      1.66%       1.66%       3.50%       13%
10/31/05      10.52    0.28          122,147      1.65        1.65        3.11        34
10/31/04      10.87    3.50          157,900      1.65        1.65        2.92        30
10/31/03      10.88    1.20          251,153      1.66        1.66        2.86        62
10/31/02      11.18    4.62          271,440      1.68        1.68        4.19        48

CLASS C SHARES
Year Ended:
10/31/06     $10.53    4.00%      $    7,964      1.63%       1.63%       3.53%       13%
10/31/05      10.51    0.29            6,775      1.64        1.64        3.12        34
10/31/04      10.86    3.53            6,279      1.64        1.64        2.93        30
10/31/03      10.87    1.12           13,354      1.64        1.64        2.88        62
10/31/02(3)   11.18    4.74           11,634      1.63(5)     1.63(5)     4.24(5)     48

CLASS I SHARES
Year Ended:
10/31/06     $10.55    5.25%      $1,521,330      0.52%       0.52%       4.64%       13%
10/31/05      10.53    1.41        1,642,617      0.54        0.54        4.22        34
10/31/04      10.88    4.65        1,260,104      0.55        0.55        4.02        30
10/31/03      10.89    2.32          658,676      0.57        0.57        3.95        62
10/31/02      11.19    5.77          365,912      0.58        0.58        5.29        48

(1) Total return is not annualized for periods of less than one year and does not reflect any applicable sales charges.

     The total returns would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(2) Ratio of operating expenses to average net assets includes expenses paid indirectly through custodian credits.

(3)  The Funds commenced selling Class C shares on March 1, 2002.

                       See Notes to Financial Statements.

Financial Highlights

INCOME FUND

For a Fund share outstanding throughout each period.

                                     INCOME FROM
                                INVESTMENT OPERATIONS                    LESS DISTRIBUTIONS
                        ------------------------------------  ----------------------------------------
                                    NET REALIZED
                NET                      AND
               ASSET                 UNREALIZED                DIVIDENDS  DISTRIBUTIONS
               VALUE        NET      GAIN/(LOSS)  TOTAL FROM   FROM NET      FROM NET
             BEGINNING  INVESTMENT       ON       INVESTMENT  INVESTMENT     REALIZED        TOTAL
             OF PERIOD    INCOME     INVESTMENTS  OPERATIONS    INCOME    CAPITAL GAINS  DISTRIBUTIONS
             ---------  ----------  ------------  ----------  ----------  -------------  -------------
CLASS A SHARES
Year Ended:
10/31/06       $9.05       $0.48       $ 0.05        $0.53      $(0.49)        $--          $(0.49)
10/31/05        9.46        0.45        (0.38)        0.07       (0.48)         --           (0.48)
10/31/04        9.35        0.46         0.15         0.61       (0.50)         --           (0.50)
10/31/03        9.02        0.51         0.38         0.89       (0.56)         --           (0.56)
10/31/02        9.32        0.60        (0.28)        0.32       (0.62)         --           (0.62)

CLASS B SHARES
Year Ended:
10/31/06       $9.08       $0.41       $ 0.05        $0.46      $(0.42)        $--          $(0.42)
10/31/05        9.49        0.38        (0.38)        0.00       (0.41)         --           (0.41)
10/31/04        9.37        0.39         0.16         0.55       (0.43)         --           (0.43)
10/31/03        9.04        0.44         0.38         0.82       (0.49)         --           (0.49)
10/31/02        9.35        0.54        (0.29)        0.25       (0.56)         --           (0.56)

CLASS C SHARES
Year Ended:
10/31/06       $9.08       $0.41       $ 0.05        $0.46      $(0.42)        $--          $(0.42)
10/31/05        9.49        0.38        (0.38)        0.00       (0.41)         --           (0.41)
10/31/04        9.37        0.39         0.16         0.55       (0.43)         --           (0.43)
10/31/03        9.04        0.45         0.38         0.83       (0.50)         --           (0.50)
10/31/02(3)     9.21        0.37        (0.17)        0.20       (0.37)         --           (0.37)

CLASS I SHARES
Year Ended:
10/31/06       $9.07       $0.51       $ 0.05        $0.56      $(0.52)        $--          $(0.52)
10/31/05        9.48        0.49        (0.38)        0.11       (0.52)         --           (0.52)
10/31/04        9.36        0.50         0.16         0.66       (0.54)         --           (0.54)
10/31/03        9.03        0.55         0.38         0.93       (0.60)         --           (0.60)
10/31/02        9.34        0.64        (0.29)        0.35       (0.66)         --           (0.66)

                                                      RATIOS TO AVERAGE
                                                NET ASSETS/SUPPLEMENTAL DATA
                                ------------------------------------------------------------
                                                RATIO OF    RATIO OF
                                                EXPENSES    EXPENSES
                                               TO AVERAGE  TO AVERAGE   RATIO OF
               NET                             NET ASSETS  NET ASSETS      NET
              ASSET                              BEFORE       AFTER    INVESTMENT
              VALUE               NET ASSETS   REIMBURSE-  REIMBURSE-  INCOME TO   PORTFOLIO
             END OF    TOTAL    END OF PERIOD    MENTS/      MENTS/      AVERAGE    TURNOVER
             PERIOD  RETURN(1)    (IN 000S)      WAIVERS   WAIVERS(2)  NET ASSETS     RATE
             ------  ---------  -------------  ----------  ----------  ----------  ---------
CLASS A SHARES
Year Ended:
10/31/06      $9.09     6.02%      $143,590       0.89%       0.89%       5.27%       26%
10/31/05       9.05     0.75        147,521       0.91        0.91        4.83        20
10/31/04       9.46     6.68        147,695       0.92        0.92        4.90        24
10/31/03       9.35    10.10        153,654       0.94        0.94        5.42        33
10/31/02       9.02     3.63        130,512       0.97        0.97        6.61        20

CLASS B SHARES
Year Ended:
10/31/06      $9.12     5.23%      $ 99,751       1.65%       1.65%       4.51%       26%
10/31/05       9.08     0.02        128,067       1.65        1.65        4.09        20
10/31/04       9.49     6.03        152,065       1.65        1.65        4.17        24
10/31/03       9.37     9.31        194,396       1.65        1.65        4.71        33
10/31/02       9.04     2.79        142,186       1.68        1.68        5.90        20

CLASS C SHARES
Year Ended:
10/31/06      $9.12     5.23%      $ 10,412       1.64%       1.64%       4.52%       26%
10/31/05       9.08     0.01         10,761       1.66        1.66        4.08        20
10/31/04       9.49     6.02         11,580       1.65        1.65        4.17        24
10/31/03       9.37     9.33         15,274       1.63        1.63        4.73        33
10/31/02(3)    9.04     2.25          7,710       1.62(5)     1.62(5)     5.96(5)     20

CLASS I SHARES
Year Ended:
10/31/06      $9.11     6.41%      $963,326       0.52%       0.52%       5.64%       26%
10/31/05       9.07     1.13        903,915       0.54        0.54        5.20        20
10/31/04       9.48     7.18        834,726       0.55        0.55        5.27        24
10/31/03       9.36    10.51        679,139       0.56        0.56        5.80        33
10/31/02       9.03     3.94        487,376       0.56        0.56        7.02        20

(4)  Per share numbers have been calculated using the average shares method.

(5)  Annualized.

                       See Notes to Financial Statements.

Financial Highlights

HIGH YIELD FUND

For a Fund share outstanding throughout each period.

                                 INCOME/(LOSS) FROM
                                INVESTMENT OPERATIONS                    LESS DISTRIBUTIONS
                        ------------------------------------  ----------------------------------------
                                    NET REALIZED
                NET                      AND
               ASSET                 UNREALIZED                DIVIDENDS  DISTRIBUTIONS
               VALUE        NET      GAIN/(LOSS)  TOTAL FROM   FROM NET      FROM NET
             BEGINNING  INVESTMENT       ON       INVESTMENT  INVESTMENT     REALIZED        TOTAL
             OF PERIOD    INCOME     INVESTMENTS  OPERATIONS    INCOME    CAPITAL GAINS  DISTRIBUTIONS
             ---------  ----------  ------------  ----------  ----------  -------------  -------------
CLASS A SHARES
Year Ended:
10/31/06       $8.23     $0.61        $ 0.55        $ 1.16      $(0.60)        $--          $(0.60)
10/31/05        8.28      0.56         (0.03)         0.53       (0.58)         --           (0.58)
10/31/04        7.88      0.58          0.43          1.01       (0.61)         --           (0.61)
10/31/03        6.63      0.61(4)       1.31          1.92       (0.67)         --           (0.67)
10/31/02        7.44      0.71         (0.72)        (0.01)      (0.80)         --           (0.80)

CLASS B SHARES
Year Ended:
10/31/06       $8.27     $0.55        $ 0.55        $ 1.10      $(0.54)        $--          $(0.54)
10/31/05        8.32      0.50         (0.03)         0.47       (0.52)         --           (0.52)
10/31/04        7.91      0.52          0.44          0.96       (0.55)         --           (0.55)
10/31/03        6.66      0.56(4)       1.31          1.87       (0.62)         --           (0.62)
10/31/02        7.47      0.66         (0.72)        (0.06)      (0.75)         --           (0.75)

CLASS C SHARES
Year Ended:
10/31/06       $8.27     $0.55        $ 0.55        $ 1.10      $(0.54)        $--          $(0.54)
10/31/05        8.32      0.50         (0.03)         0.47       (0.52)         --           (0.52)
10/31/04        7.91      0.52          0.44          0.96       (0.55)         --           (0.55)
10/31/03        6.67      0.56(4)       1.30          1.86       (0.62)         --           (0.62)
10/31/02(3)     7.55      0.46         (0.86)        (0.40)      (0.48)         --           (0.48)

CLASS I SHARES
Year Ended:
10/31/06       $8.22     $0.64        $ 0.55        $ 1.19      $(0.63)        $--          $(0.63)
10/31/05        8.27      0.58         (0.03)         0.55       (0.60)         --           (0.60)
10/31/04        7.86      0.60          0.44          1.04       (0.63)         --           (0.63)
10/31/03        6.62      0.63(4)       1.30          1.93       (0.69)         --           (0.69)
10/31/02        7.43      0.73         (0.72)         0.01       (0.82)         --           (0.82)

                                                           RATIOS TO AVERAGE
                                                       NET ASSETS/SUPPLEMENTAL DATA
                                ------------------------------------------------------------
                                                RATIO OF    RATIO OF
                                                EXPENSES    EXPENSES
                                               TO AVERAGE  TO AVERAGE   RATIO OF
               NET                             NET ASSETS  NET ASSETS      NET
              ASSET                              BEFORE       AFTER    INVESTMENT
              VALUE               NET ASSETS   REIMBURSE-  REIMBURSE-   INCOME TO  PORTFOLIO
             END OF    TOTAL    END OF PERIOD    MENTS/      MENTS/      AVERAGE    TURNOVER
             PERIOD  RETURN(1)    (IN 000S)      WAIVERS   WAIVERS(2)  NET ASSETS     RATE
             ------  ---------  -------------  ----------  ----------  ----------  ---------
CLASS A SHARE
Year Ended:
10/31/06      $8.79    14.63%     $ 422,747      0.90%       0.90%       7.31%        85%
10/31/05       8.23     6.56        111,164      0.92        0.92        6.76         94
10/31/04       8.28    13.23         85,190      0.93        0.93        7.11         82
10/31/03       7.88    30.13         48,618      0.97        0.97        8.24         61
10/31/02       6.63    (0.48)        13,563      1.03        1.03        9.72         60

CLASS B SHARE
Year Ended:
10/31/06      $8.83    13.72%     $  83,143      1.66%       1.66%       6.55%        85%
10/31/05       8.27     5.75         73,667      1.68        1.68        6.00         94
10/31/04       8.32    12.50         80,036      1.69        1.69        6.35         82
10/31/03       7.91    29.08         83,665      1.73        1.73        7.48         61
10/31/02       6.66    (1.17)        44,004      1.78        1.78        8.97         60

CLASS C SHARE
Year Ended:
10/31/06      $8.83    13.74%     $  76,883      1.65%       1.65%       6.56%        85%
10/31/05       8.27     5.77         38,475      1.66        1.66        6.02         94
10/31/04       8.32    12.51         33,318      1.68        1.68        6.36         82
10/31/03       7.91    29.08         24,540      1.71        1.71        7.50         61
10/31/02(3)    6.67    (5.66)         2,556      1.78(5)     1.78(5)     8.97(5)      60

CLASS I SHARE
Year Ended:
10/31/06      $8.78    15.01%     $ 570,861      0.57%       0.57%       7.64%        85%
10/31/05       8.22     6.91        588,409      0.59        0.59        7.09         94
10/31/04       8.27    13.75        526,095      0.61        0.61        7.43         82
10/31/03       7.86    30.44        424,781      0.64        0.64        8.57         61
10/31/02       6.62    (0.15)       244,937      0.68        0.68       10.07         60

(1) Total return is not anualized for periods of less than year and does not reflect any applicable sales charges.

     The total returns would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(2) Ratio of operating expenses to average net assets includes expenses paid indirectly through custodian credits.

(3)  The Funds commenced selling Class C shares on March 1, 2002.


                       See Notes to Financial Statements.

Financial Highlights

CALIFORNIA MUNICIPAL FUND

For a Fund share outstanding throughout each period.

                                 INCOME/(LOSS) FROM
                                INVESTMENT OPERATIONS                    LESS DISTRIBUTIONS
                        ------------------------------------  ----------------------------------------
                                    NET REALIZED
                NET                      AND
               ASSET                 UNREALIZED                DIVIDENDS  DISTRIBUTIONS
               VALUE        NET      GAIN/(LOSS)  TOTAL FROM   FROM NET      FROM NET
             BEGINNING  INVESTMENT       ON       INVESTMENT  INVESTMENT     REALIZED        TOTAL
             OF PERIOD    INCOME     INVESTMENTS  OPERATIONS    INCOME    CAPITAL GAINS  DISTRIBUTIONS
             ---------  ----------  ------------  ----------  ----------  -------------  -------------
CLASS A SHARES
Year Ended:
10/31/06       $11.24     $0.48       $ 0.22         $0.70     $(0.48)       $(0.14)         $(0.62)
10/31/05        11.42      0.48        (0.15)         0.33      (0.48)        (0.03)          (0.51)
10/31/04        11.22      0.49         0.20          0.69      (0.49)           --           (0.49)
10/31/03        11.35      0.47        (0.06)         0.41      (0.47)        (0.07)          (0.54)
10/31/02        11.34      0.50         0.00(6)       0.50      (0.49)           --           (0.49)

CLASS B SHARES
Year Ended:
10/31/06       $11.24     $0.39       $ 0.22         $0.61     $(0.39)       $(0.14)         $(0.53)
10/31/05        11.42      0.39        (0.15)         0.24      (0.39)        (0.03)          (0.42)
10/31/04        11.22      0.40         0.20          0.60      (0.40)           --           (0.40)
10/31/03        11.35      0.38        (0.06)         0.32      (0.38)        (0.07)          (0.45)
10/31/02        11.34      0.42         0.00(6)       0.42      (0.41)           --           (0.41)

CLASS C SHARES
Year Ended:
10/31/06       $11.24     $0.39       $ 0.22         $0.61     $(0.39)       $(0.14)         $(0.53)
10/31/05        11.42      0.39        (0.15)         0.24      (0.39)        (0.03)          (0.42)
10/31/04        11.22      0.40         0.20          0.60      (0.40)           --           (0.40)
10/31/03        11.35      0.38        (0.06)         0.32      (0.38)        (0.07)          (0.45)
10/31/02(3)     11.20      0.28         0.14          0.42      (0.27)           --           (0.27)

                                                           RATIOS TO AVERAGE
                                                       NET ASSETS/SUPPLEMENTAL DATA
                                ------------------------------------------------------------
                                                RATIO OF    RATIO OF
                                                EXPENSES    EXPENSES
                                               TO AVERAGE  TO AVERAGE   RATIO OF
               NET                             NET ASSETS  NET ASSETS      NET
              ASSET                              BEFORE       AFTER    INVESTMENT
              VALUE               NET ASSETS   REIMBURSE-  REIMBURSE-   INCOME TO  PORTFOLIO
             END OF    TOTAL    END OF PERIOD    MENTS/      MENTS/      AVERAGE    TURNOVER
             PERIOD  RETURN(1)    (IN 000S)      WAIVERS   WAIVERS(2)  NET ASSETS     RATE
             ------  ---------  -------------  ----------  ----------  ----------  ---------
CLASS A SHARE
Year Ended:  $11.32    6.45%       $264,924      0.84%        0.84%       4.26%       29%
10/31/06      11.24    2.90         241,879      0.84         0.84        4.19        26
10/31/05      11.42    6.25         232,239      0.85         0.85        4.32        27
10/31/04      11.22    3.69         252,511      0.85         0.85        4.14        34
10/31/03      11.35    4.57         286,095      0.86         0.86        4.39        48
10/31/02

CLASS B SHARES
Year Ended:  $11.32    5.66%       $132,364      1.58%        1.58%       3.52%       29%
10/31/06      11.24    2.13         162,534      1.59         1.59        3.44        26
10/31/05      11.42    5.47         195,930      1.59         1.59        3.58        27
10/31/04      11.22    2.92         255,445      1.59         1.59        3.40        34
10/31/03      11.35    3.79         295,662      1.60         1.60        3.65        48
10/31/02

CLASS C SHARES
Year Ended:  $11.32    5.65%       $  4,413      1.59%        1.59%       3.52%       29%
10/31/06      11.24    2.13           4,641      1.59         1.59        3.44        26
10/31/05      11.42    5.46           5,275      1.60         1.60        3.57        27
10/31/04      11.22    2.92           8,193      1.59         1.59        3.40        34
10/31/03      11.35    3.77           6,665      1.58(5)      1.58(5)     3.67(5)     48
10/31/02(3)

(4)  Per share numbers have been calculated using the average share method.

(5)  Annualized.

(6)  Amount represents less than $0.01 per share.

                     See Notes to Financial Statements.

Financial Highlights

CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND

For a Fund share outstanding throughout each period.

                                 INCOME/(LOSS) FROM
                                INVESTMENT OPERATIONS                    LESS DISTRIBUTIONS
                        ------------------------------------  ----------------------------------------
                                    NET REALIZED
                NET                      AND
               ASSET                 UNREALIZED                DIVIDENDS  DISTRIBUTIONS
               VALUE        NET      GAIN/(LOSS)  TOTAL FROM   FROM NET      FROM NET
             BEGINNING  INVESTMENT       ON       INVESTMENT  INVESTMENT     REALIZED        TOTAL
             OF PERIOD    INCOME     INVESTMENTS  OPERATIONS    INCOME    CAPITAL GAINS  DISTRIBUTIONS
             ---------  ----------  ------------  ----------  ----------  -------------  -------------
CLASS A SHARES
Year Ended:
10/31/06       $10.85      $0.36       $ 0.14       $ 0.50      $(0.36)     $(0.02)         $(0.38)
10/31/05        11.14       0.34        (0.29)        0.05       (0.34)      (0.00)(4)       (0.34)
10/31/04        11.14       0.33         0.10         0.43       (0.33)      (0.10)          (0.43)
10/31/03        11.08       0.35         0.12         0.47       (0.35)      (0.06)          (0.41)
10/31/02        10.98       0.39         0.15         0.54       (0.39)      (0.05)          (0.44)

CLASS B SHARES
Year Ended:
10/31/06       $10.85      $0.28       $ 0.14       $ 0.42      $(0.28)     $(0.02)         $(0.30)
10/31/05        11.14       0.26        (0.29)       (0.03)      (0.26)      (0.00)(4)       (0.26)
10/31/04        11.14       0.25         0.10         0.35       (0.25)      (0.10)          (0.35)
10/31/03        11.08       0.27         0.12         0.39       (0.27)      (0.06)          (0.33)
10/31/02        10.98       0.31         0.15         0.46       (0.31)      (0.05)          (0.36)

CLASS C SHARES
Year Ended:
10/31/06       $10.85      $0.28       $ 0.13       $ 0.41      $(0.28)     $(0.02)         $(0.30)
10/31/05        11.14       0.26        (0.29)       (0.03)      (0.26)      (0.00)(4)       (0.26)
10/31/04        11.14       0.25         0.10         0.35       (0.25)      (0.10)          (0.35)
10/31/03        11.08       0.27         0.12         0.39       (0.27)      (0.06)          (0.33)
10/31/02(3)     10.90       0.21         0.18         0.39       (0.21)         --           (0.21)

                                                           RATIOS TO AVERAGE
                                                       NET ASSETS/SUPPLEMENTAL DATA
                                ------------------------------------------------------------
                                                RATIO OF    RATIO OF
                                                EXPENSES    EXPENSES
                                               TO AVERAGE  TO AVERAGE   RATIO OF
               NET                             NET ASSETS  NET ASSETS      NET
              ASSET                              BEFORE       AFTER    INVESTMENT
              VALUE               NET ASSETS   REIMBURSE-  REIMBURSE-   INCOME TO  PORTFOLIO
             END OF    TOTAL    END OF PERIOD    MENTS/      MENTS/      AVERAGE    TURNOVER
             PERIOD  RETURN(1)    (IN 000S)      WAIVERS   WAIVERS(2)  NET ASSETS     RATE
             ------  ---------  -------------  ----------  ----------  ----------  ---------
CLASS A SHARE
Year Ended:
10/31/06     $10.97     4.68%      $57,665       0.86%       0.86%       3.35%        22%
10/31/05      10.85     0.52        65,667       0.87        0.87        3.11         27
10/31/04      11.14     4.02        65,772       0.86        0.85        3.02         37
10/31/03      11.14     4.29        75,231       0.86        0.77        3.15         65
10/31/02      11.08     5.12        57,102       0.89        0.70        3.59         28

CLASS B SHARES
Year Ended:
10/31/06     $10.97     3.89%      $45,440       1.62%       1.62%       2.59%        22%
10/31/05      10.85    (0.24)       59,562       1.63        1.63        2.35         27
10/31/04      11.14     3.24        71,502       1.62        1.61        2.26         37
10/31/03      11.14     3.51        93,448       1.62        1.53        2.39         65
10/31/02      11.08     4.32        89,240       1.65        1.46        2.83         28

CLASS C SHARES
Year Ended:
10/31/06     $10.96     3.89%      $ 6,129       1.62%       1.62%       2.59%        22%
10/31/05      10.85    (0.24)        7,476       1.63        1.63        2.35         27
10/31/04      11.14     3.24         8,763       1.62        1.61        2.26         37
10/31/03      11.14     3.50        10,317       1.62        1.53        2.39         65
10/31/02(3)   11.08     3.58         7,953       1.64(5)     1.45(5)     2.84(5)      28

(1) Total return is not annualized for periods of less than one year and does not reflect any applicable sales charges.

     The total returns would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(2) Ratio of operating expenses to average net assets includes expenses paid indirectly through custodian credits.

(3)  The Fund commenced selling Class C shares on March 1, 2002.

(4)  Amount represents less than $0.01 per share.

(5)  Annualized.

                       See Notes to Financial Statements.

Notes to Financial Statements

WM GROUP OF FUNDS

1. ORGANIZATION AND BUSINESS

WM Trust I ("Trust I") and WM Trust II ("Trust II") (collectively, the "Trusts") were organized as Massachusetts business trusts on September 19, 1997 and February 22, 1989, respectively. The Trusts are each registered under the Investment Company Act of 1940, as amended ("1940 Act"), as open-end management investment companies. The Trusts consist of 17 funds, 15 of which (each a "Fund" and collectively, the "Funds") are presented in this report and are as follows:

TRUST I                           TRUST II
EQUITY FUNDS                      EQUITY FUNDS
REIT Fund                         Growth Fund
Equity Income Fund                Small Cap Growth Fund
Growth & Income Fund              International Growth Fund
West Coast Equity Fund
Mid Cap Stock Fund
Small Cap Value Fund

FIXED-INCOME FUNDS                FIXED-INCOME FUND
U.S. Government Securities Fund   Short Term Income Fund
Income Fund
High Yield Fund

                                  MUNICIPAL FUNDS
                                  California Municipal Fund
                                  California Insured Intermediate Municipal Fund

WM Advisors, Inc. (the "Advisor") serves as investment advisor to the Trusts. The Advisor is a wholly owned subsidiary of Washington Mutual, Inc. ("Washington Mutual"), a publicly owned financial services company.

The Trusts are authorized to issue an unlimited number of shares of beneficial interest, each without par value. Each of the Fixed-Income Funds and the Equity Funds offers four classes of shares: Class A, Class B, Class C and Class I. Each of the Municipal Funds currently offers Class A shares, Class B shares and Class C shares. Class A shares of the Funds are generally subject to an initial sales charge at the time of purchase. Certain Class A shares purchased without an initial sales charge may be subject to a contingent deferred sales charge ("CDSC") if redeemed within eighteen months from the date of purchase. Class B shares are not subject to an initial sales charge although they are generally subject to a CDSC if redeemed within five years from the date of purchase. Class C shares are not subject to an initial sales charge although they are subject to a CDSC if redeemed within one year from the date of purchase. In addition, redemptions from the International Growth Fund, including exchange redemptions, within 90 days of purchase are subject to a redemption fee equal to 2.00% of the redemption proceeds, which are retained by the Fund. Class I shares are sold exclusively to the various investment portfolios of the WM Strategic Asset Management Portfolios, LLC (the "Portfolios"), an affiliated open-end management investment company, and affiliates of Washington Mutual and are not available for direct purchase by investors. Class I shares are not subject to an initial sales charge, CDSC or redemption fee.

Effective on October 1, 2006, (i) the Rule 12b-1 plans applicable to Class R-1 and Class R-2 shares of each Fund were amended to reduce the amounts payable for distribution thereunder to the annual rate of 0.25% of the net assets attributable to such shares, (ii) the plan recordkeeping/administrative services agreement applicable to such shares was replaced with a transfer agency agreement identical to the transfer agency agreement applicable to Class A shares, (iii) the number of Class R-1 and Class R-2 shares was increased or decreased proportionately so that the net asset value of each Class R-1 and Class R-2 share was equal to the net asset value of each Class A share of the Fund, and (iv) since the economic attributes of Class R-1 and Class R-2 shares would thereafter be identical to those of Class A shares of such Fund, they were re-designated as Class A shares of the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies, in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"), which are consistently followed by the Funds in the preparation of their financial statements.

WM GROUP OF FUNDS

PORTFOLIO VALUATION:

Securities that are primarily traded on a U.S. exchange (excluding securities traded through the NASDAQ National Market System, which are valued at the NASDAQ official closing price) are valued at the last reported sales price from that exchange or, if there were no sales during the day (and no official closing price on such day), at the mean of the current day's bid and asked prices. Securities traded only on over-the-counter markets (other than the NASDAQ National Market System and the U.S. Government Securities System) are valued at the mean of the current day's bid and asked prices.

The value of a foreign security is determined in its functional currency as of the close of trading on the foreign exchange on which it is traded or at the close of the New York Stock Exchange, if that is earlier, or if there has been movement in the U.S. market and/or other economic indicators that exceed a specified threshold, the foreign security is fair valued. The value is then converted into its U.S. dollar equivalent using prevailing exchange rates on the day the value of the foreign security is determined.

Options are generally valued at the last sale price or, in the absence of a last sale price, at the mean of the current day's bid and asked prices. The value of a futures contract equals the unrealized gain or loss on the contract, which is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued.

Debt securities of U.S. issuers (other than short-term investments), including municipal securities, are valued by one or more independent pricing services retained by the Trusts. When, in the judgment of a pricing service, market quotations for these securities are readily available, they are valued at the mean between the quoted bid and asked prices. Short-term debt securities that mature in 60 days or less are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available are valued at fair value as determined by, or under the direction of, the Funds' Board of Trustees, which may rely on the assistance of one or more pricing services.

REPURCHASE AGREEMENTS:

Each Fund may enter into repurchase agreement transactions. A repurchase agreement is a purchase of an underlying debt obligation subject to an agreement by the seller to repurchase the obligation at an agreed upon price and time. It is each Fund's policy that its custodian take possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of counterparty default, the Fund would seek to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Advisor, acting under the supervision of the Board of Trustees of the Trusts, reviews the value of the collateral and the creditworthiness of those banks and broker/dealers with whom each Fund enters into repurchase agreements.

FUTURES CONTRACTS:

Certain Funds may enter into futures transactions. The underlying value of a futures contract is incorporated within the unrealized appreciation/(depreciation) shown in the Portfolio of Investments under the caption "Futures Contracts."

Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount (known as an initial margin deposit). Subsequent payments (known as variation margins) are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses, and the Fund recognizes a realized gain or loss when the contract is closed. Should market conditions change unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

PURCHASED OPTION CONTRACTS:

Certain Funds may enter into put and call option contracts. These Funds may use option contracts to manage their exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Upon entering into a put or call option, the premium paid is recorded as an investment. The daily changes in contract value are recorded as unrealized gains or losses. When a purchased option expires, the Fund will realize a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option plus related transaction costs. When the Fund exercises a put option, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by

WM GROUP OF FUNDS

the premium originally paid. When the Fund exercises a call option, the cost of the security, which the Fund purchases upon exercise, will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

FOREIGN CURRENCY:

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates, have been included in unrealized appreciation/(depreciation) of investments. Unrealized gains and losses of securities, which result from changes in foreign currency exchange rates as well as changes in market prices of securities, have been included in unrealized appreciation/(depreciation) of investments. Net realized foreign currency gains and losses, which result from changes in exchange rates between trade date and settlement date on investment transactions as well as the difference between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received, have been included in realized gains/(losses) on investment transactions. Foreign currency gains and losses, which result from fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date, have been included in realized gains/(losses) on investment transactions.

FORWARD FOREIGN CURRENCY CONTRACTS:

Certain Funds may enter into forward foreign currency contracts. Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. These Funds may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Funds' foreign currency exposure. These contracts are valued daily, and a Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the "Statements of Assets and Liabilities." Realized and unrealized gains and losses are included in the "Statements of Operations." Due to the risks, the Funds could incur losses up to the entire contract amount, which may exceed the net unrealized value shown in the "Statements of Assets and Liabilities."

ILLIQUID INVESTMENTS:

Each Fund may invest a portion of its net assets in securities that are not readily marketable, including: (1) repurchase agreements with maturities greater than seven calendar days; (2) time deposits maturing in more than seven calendar days; (3) certain futures contracts and options; (4) certain variable rate demand notes having a demand period of more than seven calendar days; (5) securities, the disposition of which are restricted under federal securities laws, excluding certain Rule 144A securities, as defined in the following paragraph; and (6) certain over-the-counter options.

Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven calendar days) at approximately the value at which each Fund has valued the investments. This may have an adverse effect on each Fund's ability to dispose of particular illiquid securities at fair market value and may limit the Fund's ability to obtain accurate market quotations for purposes of valuing the securities and calculating the net asset value per share of the Fund. The Funds may also purchase securities that are not registered under the Securities Act of 1933, as amended (the "Act"), but that can be sold to qualified institutional buyers in accordance with Rule 144A under the Act ("Rule 144A Securities"). Rule 144A Securities generally must be sold only to other qualified institutional buyers. If a particular investment in Rule 144A Securities is not determined to be liquid under the guidelines established by the Board of Trustees, the investment will be subject to a Fund's limitation on investment in illiquid securities as indicated above.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities sold are recorded on the identified cost basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets of the Fund with a current value at least equal to the amount of its when-issued purchase commitments.

Interest income on debt securities is accrued daily. Premiums and discounts are amortized using the interest method. Paydown gains and losses on mortgage-backed and asset-backed securities are presented as an adjustment to interest income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities are recorded as soon as the information is available to the Funds if informed after the ex-dividend date. The Funds estimate components of distributions

WM GROUP OF FUNDS

from real estate investment trusts ("REITs"). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Each Fund's investment income and realized and unrealized gains and losses are allocated among the classes of that Fund based upon the relative average net assets of each class.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income of the Fixed-Income Funds and the Municipal Funds will normally be declared daily and paid monthly. Dividends from net investment income of the REIT and Equity Income Funds are declared and paid quarterly. Dividends from any net investment income of the Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, and International Growth Funds are declared and paid annually. Distributions of any net capital gains earned by a Fund are distributed no less frequently than annually at the discretion of the Board of Trustees. Additional distributions of net investment income and capital gains for each Fund may be made at the discretion of the Board of Trustees of the Trusts in accordance with federal income tax regulations.

Distributions from income and capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, dividends payable, redesignated distributions and differing characterization of distributions made by each Fund.At October 31, 2006, the following adjustments have been reflected in the components of net assets on the "Statements of Assets and Liabilities"to present these balances on an income tax basis, excluding certain temporary differences.

                                                           INCREASE/       INCREASE/
                                                          (DECREASE)      (DECREASE)
                                         INCREASE/       UNDISTRIBUTED    ACCUMULATED
                                         (DECREASE)     NET INVESTMENT   NET REALIZED
                                      PAID-IN CAPITAL    INCOME/(LOSS)    GAIN/(LOSS)
                                           (000S)           (000S)          (000S)
                                      ---------------   --------------   ------------
Equity Income Fund ................       $    --          $    17         $   (17)
Growth Fund .......................            --             (159)            159
Small Cap Value Fund ..............            --             (103)            103
Small Cap Growth Fund .............        (1,883)           1,883              --
International Growth Fund .........          (199)             816            (617)
Short Term Income Fund ............           (75)             241            (166)
U.S. Government Securities Fund ...            --            5,152          (5,152)
Income Fund .......................            --            4,079          (4,079)
High Yield Fund ...................            --            1,039          (1,039)
California Municipal Fund .........            --              (26)             26
California Insured Intermediate
   Municipal Fund .................            --               (3)              3

The above adjustments are not reflected in the calculation of net investment income per share in the Financial Highlights.

FEDERAL INCOME TAXES:

It is each Fund's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

EXPENSES:

General expenses of the Trusts are allocated to all the Funds of the Trusts based upon the relative average net assets of each Fund except printing and postage expenses, which are allocated to all the Funds based upon the relative number of shareholder accounts of each Fund. Operating expenses directly attributable to a class of shares are charged to the operations of that class of shares. Expenses of each Fund not directly attributable to the operations of any class of shares are prorated among the classes to which the expenses relate based on the relative average net assets of each class of shares.

USE OF ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

WM GROUP OF FUNDS

3. INVESTMENT ADVISORY AND OTHER TRANSACTIONS

The Advisor is entitled to a monthly fee at an annual rate based upon a percentage of the average daily net assets of each Fund at the following rates:

                                                FROM $125   FROM $200   FROM $250                FROM $1   FROM $2
                                      FROM $0    MILLION     MILLION     MILLION     FROM $500   BILLION   BILLION
                                      TO $125    TO $200     TO $250     TO $500    MILLION TO    TO $2     TO $3       OVER
NAME OF FUND                          MILLION    MILLION     MILLION     MILLION    $1 BILLION   BILLION   BILLION   $3 BILLION
------------                          -------   ---------   ---------   ---------   ----------   -------   -------   ----------
REIT Fund .........................    0.800%     0.800%      0.800%      0.800%      0.750%      0.750%    0.700%     0.650%
Equity Income Fund ................    0.625%     0.625%      0.625%      0.500%      0.500%      0.500%    0.500%     0.500%
Growth & Income Fund ..............    0.625%     0.625%      0.625%      0.500%      0.500%      0.500%    0.500%     0.500%
West Coast Equity Fund ............    0.625%     0.625%      0.625%      0.625%      0.500%      0.375%    0.375%     0.375%
Mid Cap Stock Fund ................    0.750%     0.750%      0.750%      0.750%      0.750%      0.700%    0.650%     0.600%
Growth Fund .......................    0.750%     0.750%      0.750%      0.750%      0.700%      0.700%    0.650%     0.600%
Small Cap Value Fund ..............    0.850%     0.850%      0.850%      0.850%      0.750%      0.750%    0.750%     0.700%
Small Cap Growth Fund .............    0.850%     0.850%      0.850%      0.850%      0.750%      0.750%    0.750%     0.700%
International Growth Fund .........    1.000%     0.800%      0.800%      0.800%      0.800%      0.750%    0.750%     0.700%
Short Term Income Fund ............    0.500%     0.500%      0.450%      0.450%      0.400%      0.400%    0.400%     0.400%
U.S. Government Securities Fund ...    0.500%     0.500%      0.500%      0.500%      0.500%      0.500%    0.450%     0.450%
Income Fund .......................    0.500%     0.500%      0.500%      0.500%      0.500%      0.500%    0.450%     0.450%
High Yield Fund ...................    0.625%     0.625%      0.625%      0.500%      0.500%      0.500%    0.500%     0.500%
California Municipal Fund .........    0.500%     0.500%      0.500%      0.500%      0.500%      0.450%    0.450%     0.450%
California Insured Intermediate
   Municipal Fund .................    0.500%     0.500%      0.500%      0.500%      0.500%      0.450%    0.450%     0.450%

WM Shareholder Services, Inc. (the "Transfer Agent"), a wholly owned subsidiary of Washington Mutual, serves as the transfer agent of the Funds. Fees are paid to the Transfer Agent for services related to the issuance and transfer of shares, maintaining shareholder lists, and issuing and mailing distributions and reports. For such services, the Transfer Agent receives a fee per open and closed account, in addition to reimbursement for certain out-of-pocket expenses. The Transfer Agent is entitled to a monthly fee based upon an annual rate of $20.00 per open account for all Class A, Class B and Class C shareholder accounts. Class I shares are not subject to shareholder servicing fees.

Custodian fees for certain Funds have been reduced by credits allowed by the Funds'custodian for uninvested cash balances. The Funds could have invested this cash in income producing securities. Fees reduced by credits allowed by the custodian for the year ended October 31, 2006, are shown separately in the "Statements of Operations."

4. TRUSTEES' FEES

No officer or employee of Washington Mutual or its subsidiaries receives any compensation from the Trusts for serving as an officer or Trustee of the Trusts. The Trusts, together with other mutual funds advised by the Advisor, pay each Trustee who is not an officer or employee of Washington Mutual or its subsidiaries a per annum retainer plus attendance fees for each meeting at which they are present. The Chairman, Committee Chairs and Committee Members receive additional remuneration for these services to the Trusts. Trustees are also reimbursed for travel and out-of-pocket expenses. Each Trustee serves in the same capacity for all 40 funds within the WM Group of Funds.

5. DISTRIBUTION PLANS

WM Funds Distributor, Inc. (the "Distributor"), a registered broker/dealer and a wholly owned subsidiary of Washington Mutual, serves as distributor for the Funds. For the year ended October 31, 2006, the Distributor received $17,245,270 representing commissions (front-end sales charges) on Class A shares and $2,507,219 representing CDSCs from Class A, Class B, and Class C shares.

Each of the Funds has adopted distribution plans, pursuant to Rule 12b-1 under the 1940 Act, applicable to Class A, Class B and Class C shares of each Fund (each, a "Rule 12b-1 Plan"), respectively. There are no 12b-1 Plans applicable to Class I shares of the Funds. Under the applicable Rule 12b-1 Plans, the Distributor may receive a service fee at an annual rate of 0.25% of the average daily net assets of each class. In addition, the Distributor is paid a fee as compensation in connection with the offering and sale of Class B and Class C shares. These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of such shares, including payments to the Distributor's representatives or others for selling shares. The service

WM GROUP OF FUNDS

fee is paid by the Fund to the Distributor, which in turn pays service fees to broker/dealers that provide services, such as accepting telephone inquiries, transaction requests, processing correspondence, new account applications and subsequent purchases for the shareholders. Under their terms, each Rule 12b-1 Plan shall remain in effect from year to year, provided such continuance is approved annually by vote of the Board of Trustees, including a majority of those Trustees who are not "interested persons" of the Trusts, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of such distribution plans, or any agreements related to such plans, respectively.

6. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. government and short-term investments, for the year ended October 31, 2006, are as follows:


                                       PURCHASES      SALES
NAME OF FUND                            (000S)       (000S)
------------                          ----------   ----------
REIT Fund .........................   $   79,881   $  128,323
Equity Income Fund ................    3,358,064    2,548,232
Growth & Income Fund ..............      663,020    1,124,904
West Coast Equity Fund ............      442,028      261,314
Mid Cap Stock Fund ................      190,516      225,504
Growth Fund .......................    1,458,257      948,160
Small Cap Value Fund ..............      115,588      181,284
Small Cap Growth Fund .............      282,368      262,124
International Growth Fund .........      569,569      403,990
Short Term Income Fund ............       19,568       22,444
U.S. Government Securities Fund ...       43,936       22,147
Income Fund .......................      254,079      226,873
High Yield Fund ...................      994,383      751,780
California Municipal Fund .........      114,568      135,928
California Insured Intermediate
   Municipal Fund .................       25,895       39,681

The aggregate cost of purchases and proceeds from sales of U.S. government securities, excluding short-term investments, for the year ended October 31, 2006, are as follows:

                                      PURCHASES      SALES
NAME OF FUND                           (000S)        (000S)
------------                          ---------   -----------
Equity Income Fund ................    $     --   $     49
Short Term Income Fund ............      15,012     28,782
U.S. Government Securities Fund ...     176,176    317,076
Income Fund .......................     111,850     81,310

7. LENDING OF SECURITIES

Certain Funds may lend securities to brokers, dealers and other financial organizations to earn additional income. The Funds also continue to receive interest or dividends on the securities loaned. Each security loan is collateralized with collateral assets in an amount equal to or greater than the current market value of the loaned securities. There is a risk of delay in receiving collateral, that the collateral could lose value or become valueless, or in recovering the securities loaned or even a loss of rights in collateral should the borrower fail financially.

At October 31, 2006, each of the Funds with outstanding loans of securities to certain brokers, dealers or other financial institutions has segregated cash and/or securities at least equal to the market value of securities loaned with the Funds' custodian. The Funds currently invest the segregated cash in Mellon GSL DBT II, which is a common collective trust that invests in high-grade short-term investments.

WM GROUP OF FUNDS

8. PORTFOLIO OWNERSHIP AND OTHER FACTORS

At October 31, 2006, the WM Strategic Asset Management Portfolios hold investments in a number of the Funds. The figures presented below represent the percentage of shares outstanding of each Fund owned by the Portfolios:

                                                                    PORTFOLIOS
                                     -----------------------------------------------------------------------
                                      FLEXIBLE   CONSERVATIVE               CONSERVATIVE   STRATEGIC
                                       INCOME       BALANCED     BALANCED      GROWTH        GROWTH
NAME OF FUND                         PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO   TOTAL
------------                         ---------   ------------   ---------   ------------   ---------   -----
REIT Fund ........................      1.9%          2.9%         30.9%        33.3%        20.3%     89.3%
Equity Income Fund ...............      1.1%          1.6%         15.1%        16.3%        10.5%     44.6%
Growth & Income Fund .............      2.3%          2.2%         24.3%        26.3%        17.1%     72.2%
West Coast Equity Fund ...........      0.6%          1.3%         14.4%        15.4%        10.7%     42.4%
Mid Cap Stock Fund ...............      2.5%          2.3%         24.3%        25.5%        19.1%     73.7%
Growth Fund ......................      2.7%          2.7%         31.0%        31.3%        22.4%     90.1%
Small Cap Value Fund .............      3.2%          2.6%         31.0%        34.9%        22.9%     94.6%
Small Cap Growth Fund ............      2.4%          1.9%         22.6%        25.7%        16.9%     69.5%
International Growth Fund ........       --           2.8%         31.5%        31.8%        22.3%     88.4%
Short Term Income Fund ...........     42.9%         15.2%         18.6%          --           --      76.7%
U.S. Government Securities Fund ..     15.8%          9.9%         46.8%        16.4%          --      88.9%
Income Fund ......................     17.7%          9.5%         39.7%        12.2%          --      79.1%
High Yield Fund ..................      5.0%          3.3%         18.7%         8.4%         8.3%     43.7%

From time to time, one or more of the Funds used for investment by a Portfolio may experience relatively large investments or redemptions due to reallocations or rebalancings of the Portfolios by the Advisor. These transactions will affect the Funds, since the Funds that experience redemptions as a result of the reallocations or rebalancings may have to sell portfolio securities and since the Funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Funds may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also have tax consequences if sales of securities resulted in gains and could also increase transaction costs. The Advisor is committed to minimizing such impact on the Funds to the extent it is consistent with pursuing the investment objectives of the Portfolios. The Advisor may nevertheless face conflicts in fulfilling its dual responsibilities to the Portfolios and the Funds. The Advisor will, at all times, monitor the impact on the Funds of transactions by the Portfolios.

9. CAPITAL LOSS CARRYFORWARDS

At October 31, 2006, the following Funds have available for federal income tax purposes unused capital losses as follows:

                                                                         (IN THOUSANDS)
                                     -------------------------------------------------------------------------------------
                                     EXPIRING   EXPIRING   EXPIRING   EXPIRING   EXPIRING   EXPIRING   EXPIRING   EXPIRING
NAME OF FUND                          IN 2007    IN 2008    IN 2009    IN 2010    IN 2011    IN 2012    IN 2013    IN 2014
------------                         --------   --------   --------   --------   --------   --------   --------   --------
Growth & Income Fund .............     $ --      $   --    $     --   $     --    $    --    $16,275    $    --    $   --
Growth Fund ......................       --          --     109,439    151,706     23,894         --         --        --
Small Cap Growth Fund ............       --          --          --         --     10,372         --     54,274     2,239
Short Term Income Fund ...........      313       1,103         381      1,139        684        241         --       431
U.S. Government Securities Fund ..      254       1,967          --        852      6,859      7,815      5,054     7,755
Income Fund ......................       --          --          --      3,959      2,668        892         --     2,000
California Insured Intermediate
    Municipal Fund ...............       --          --          --         --         --         --         --       207

WM GROUP OF FUNDS

10. COMPONENTS OF DISTRIBUTABLE EARNINGS

At October 31, 2006, the aggregate gross unrealized appreciation and depreciation on a tax basis are as follows:

                                                                        (IN THOUSANDS)
                                      ----------------------------------------------------------------------------------
                                                 EQUITY   GROWTH &  WEST COAST   MID CAP            SMALL CAP  SMALL CAP
                                        REIT     INCOME    INCOME     EQUITY      STOCK    GROWTH     VALUE      GROWTH
                                        FUND      FUND      FUND       FUND       FUND      FUND      FUND        FUND
                                      --------  --------  --------  ----------  --------  --------  ---------  ---------
Gross tax unrealized appreciation ..  $204,865  $632,993  $655,863   $639,415   $269,573  $318,880  $ 66,831   $ 72,035
Gross tax unrealized depreciation ..      (213)  (11,671)  (15,805)   (45,982)    (1,445)  (52,308)  (13,924)   (13,152)
                                      --------  --------  --------   --------   --------  --------  --------   --------
Net tax unrealized appreciation ....  $204,652  $621,322  $640,058   $593,433   $268,128  $266,572  $ 52,907   $ 58,883
                                      ========  ========  ========   ========   ========  ========  ========   ========

Undistributed ordinary income ......  $  3,907  $  9,831  $ 25,148   $  6,598   $  7,620  $  3,232  $  4,884   $     --
Undistributed accumulated gains ....  $ 36,132  $196,338  $     --   $ 42,575   $ 41,968  $     --  $  5,480   $     --
Net unrealized appreciation* .......  $204,652  $621,322  $640,058   $593,433   $268,128  $266,572  $ 52,907   $ 58,883

                                                                                                              CALIFORNIA
                                                                    U.S.                                        INSURED
                                      INTERNATIONAL  SHORT TERM  GOVERNMENT              HIGH    CALIFORNIA  INTERMEDIATE
                                          GROWTH       INCOME    SECURITIES   INCOME     YIELD    MUNICIPAL    MUNICIPAL
                                           FUND         FUND        FUND       FUND      FUND       FUND         FUND
                                      -------------  ----------  ----------  --------  --------  ----------  ------------
Gross tax unrealized appreciation ..    $307,934      $   615     $  5,589   $ 18,193  $ 65,267   $20,707       $3,027
Gross tax unrealized depreciation ..     (13,546)      (3,232)     (33,760)   (24,859)  (20,533)      (32)         (33)
                                        --------      -------     --------   --------  --------   -------       ------
Net tax unrealized appreciation/
   (depreciation) ..................    $294,388      $(2,617)    $(28,171)  $ (6,666) $ 44,734   $20,675       $2,994
                                        ========      =======     ========   ========  ========   =======       ======

Undistributed ordinary income ......    $ 21,463      $    78     $    630   $  2,946  $  6,286   $    --       $   --
Undistributed tax-exempt income ....    $     --      $    --     $     --   $     --  $     --   $   605       $  142
Undistributed accumulated gains ....    $ 47,781      $    --     $     --   $     --  $ 24,844   $ 2,471       $   --
Net unrealized appreciation/
   (depreciation)* .................    $287,776      $(2,617)    $(28,171)  $ (6,666) $ 44,748   $20,675       $2,994

----------
* Net unrealized appreciation/(depreciation) may not agree due to foreign currency.

11. INDUSTRY AND GEOGRAPHIC CONCENTRATION AND OTHER RISK FACTORS

While no individual fund is intended as a complete investment program, this is especially true for funds that concentrate their investments, such as those investing in particular industries or regions.

The REIT Fund concentrates its investments in real estate investment trust ("REIT") securities or debt securities of issuers that are principally engaged in the U.S. real estate or related industries. The REIT Fund could be adversely impacted by economic trends within this industry.

The West Coast Equity Fund concentrates its investments in companies located or doing business in Alaska, California, Oregon, and Washington. The West Coast Equity Fund could be adversely impacted by economic trends within this region.

The International Growth Fund concentrates its investments in foreign securities in both developed and emerging market countries. Additional risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments, and the possible prevention of currency exchange or other foreign governmental laws or restrictions. Investments in emerging markets are subject to additional risk as less developed countries are more likely to experience high levels of inflation, deflation, or currency devaluation, which could harm their economies and securities markets.

The High Yield Fund concentrates its investments in lower rated debt securities, which may be more susceptible to adverse economic conditions than investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders, and uncertainties may exist as to an issuer's ability to meet principal and interest payments.

The California Municipal and California Insured Intermediate Municipal Funds are more susceptible to factors adversely affecting issuers of California municipal securities than is a municipal bond fund that is not concentrated in these issuers. Uncertain economic conditions or governmental developments may affect the ability of California municipal securities issuers to meet their financial obligations.

WM GROUP OF FUNDS

Certain Funds may invest a portion of their assets in foreign securities of developing or emerging market countries; enter into forward foreign currency transactions; lend their portfolio securities; enter into stock index, interest rate and currency futures contracts, and options on such contracts; enter into interest rate swaps or purchase or sell interest rate caps or floors; enter into other types of options transactions; make short sales; purchase zero coupon and payment-in-kind bonds; enter into repurchase or reverse repurchase agreements; purchase and sell "when-issued" securities and engage in "delayed-delivery" transactions; and enter into various other investment practices, each with inherent risks. The risks involved in investing in a high concentration of a single sector include those resulting from future adverse political and economic developments or regulatory occurrences and the potential for adverse effects to the financial conditions of the industries within the sector due to market fluctuations.

12. INVESTMENTS IN AFFILIATED SECURITIES

The companies listed below are affiliates of the Fund because the Fund owned at least 5.0% of the company's voting securities during the year ended Ocotober 31, 2006.

                                                                                                          MARKET VALUE
                                         SHARES                              SHARES                      OF INVESTMENTS
                                      AT BEGINNING                           AT END                     IN AFFILIATES AT
(IN THOUSANDS)                          OF PERIOD   ADDITIONS  REDUCTIONS  OF PERIOD  DIVIDENDS   LOSS  OCTOBER 31, 2006
                                      ------------  ---------  ----------  ---------  ---------  -----  ----------------
West Coast Equity Fund
   Red Lion Hotels Corporation .....      1,267         18        (57)       1,228      $   --   $(238)      $14,673
High Yield Fund
   Crown Castle International
   Corporation .....................        150        179         --          329       1,028      --        18,218
New Flyer Industries Inc., IDS .....        801        300         --        1,101         817      --         8,533
                                                                                        ------   -----       -------
                                                                                        $1,845   $(238)      $41,424
                                                                                        ======   =====       =======

13. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." This pronouncement provides guidance on the recognition, measurement, classification, and disclosures related to uncertain tax positions, along with any related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006. The impact from the adoption of FIN 48 is being evaluated, but is not anticipated to have a material effect on the financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157 Fair Value Measurements ("SFAS 157") was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact that the adoption of SFAS 157 will have on the Funds' financial statement disclosures.

14. REORGANIZATION

On July 25, 2006, the Principal Financial Group, Inc. ("PFG") and its subsidiary, Principal Management Corporation ("PMC") entered into an agreement with Washington Mutual, Inc. to acquire all of the outstanding stock of certain of its subsidiaries, WM Advisors, the Advisor of the Funds, WM Shareholder Services, Inc., the Transfer Agent of the Funds, and WM Funds Distributor, Inc., the Distributor (the "Transaction"). On August 11, 2006, the Board of Trustees approved proposed reorganizations (the "Reorganizations") pursuant to which each of the following Funds (each, an "Acquired Fund") will combine with and into the following corresponding separate series (each, an "Acquiring Fund") of Principal Investors Fund, Inc. ("PIF"), subject to various conditions including the approval of shareholders of each Acquired Fund. A special meeting of shareholders will be held on December 15, 2006. Under the Reorganizations (i) all the assets and the stated liabilities of each Acquired Fund will be transferred to its corresponding Acquiring Fund in exchange for Class A, Class B, Class C and Class I shares of the Acquiring Fund; (ii) holders of Class A, Class B, Class C and Class I shares of the Acquired Fund will receive, respectively, that number of Class A, Class B, Class C and Class I shares of the corresponding Acquiring Fund equal in value at the time of the exchange to the value of the holder's Acquired Fund shares at such time; and (iii) the Acquired Fund will be liquidated and dissolved. The Transaction is expected to close in December 2006, and the Reorganizations will occur shortly thereafter.

WM GROUP OF FUNDS

As a result of the Reorganization, shareholders of the Acquired Funds will become shareholders of the Acquiring Funds as follows:

WM ACQUIRED FUND:                 PIF ACQUIRING FUND:

REIT Fund                         Real Estate Securities Fund
Equity Income Fund                Equity Income Fund I*
Growth & Income Fund              Disciplined LargeCap Blend Fund
West Coast Equity Fund            West Coast Equity Fund*
Mid Cap Stock Fund                MidCap Stock Fund*
Growth Fund                       LargeCap Growth Fund
Small Cap Value Fund              SmallCap Value Fund
Small Cap Growth Fund             SmallCap Growth Fund
International Growth Fund         Diversified International Fund
Short Term Income Fund            Short-Term Income Fund*
U.S. Government Securities Fund   Mortgage Securities Fund*
Income Fund                       Income Fund*
High Yield Fund                   High Yield Fund I*
Tax-Exempt Bond Fund              Tax-Exempt Bond Fund I*
California Municipal Fund         California Municipal Fund*
California Insured Intermediate
   Municipal Fund                 California Insured Intermediate Municipal Fund*
Money Market Fund                 Money Market Fund
Flexible Income Portfolio         SAM Flexible Income Portfolio*
Conservative Balanced Portfolio   SAM Conservative Balanced Portfolio*
Balanced Portfolio                SAM Balanced Portfolio*
Conservative Growth Portfolio     SAM Conservative Growth Portfolio*
Strategic Growth Portfolio        SAM Strategic Growth Portfolio*

* These Acquiring Funds are newly-organized funds that will commence operations in connection with the Reorganization and the Acquired Fund will be the survivor for accounting and performance reporting purposes. The other Acquiring Funds are existing PIF Funds into which the relevant WM Fund will be merged and the Acquiring Fund will be the survivor for accounting and performance reporting purposes.

Report of Independent Registered Public Accounting Firm

TO THE TRUSTEES AND SHAREHOLDERS OF WM TRUST I AND WM TRUST II:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of WM Equity Income Fund, WM Growth & Income Fund, WM High Yield Fund, WM Income Fund, WM Mid Cap Stock Fund, WM REIT Fund, WM Small Cap Value Fund, WM U.S. Government Securities Fund, and WM West Coast Equity Fund (all funds of WM Trust I) and WM California Insured Intermediate Municipal Fund, WM California Municipal Fund, WM Growth Fund, WM International Growth Fund, WM Short Term Income Fund, and WM Small Cap Growth Fund (all funds of WM Trust II) (collectively the "Funds") as of October 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
December 18, 2006

Supplemental Information (unaudited)

WM GROUP OF FUNDS

CONSIDERATION BY THE BOARD OF TRUSTEES OF ADVISORY AND SUB-ADVISORY AGREEMENTS

The Funds' investment advisory agreements with the Advisor and sub-advisory agreements (each an "Agreement" and together the "Agreements") with Salomon Brothers Asset Management, Inc., Janus Capital Management LLC, OppenheimerFunds, Inc., Delaware Management Company, Oberweis Asset Management, Inc., Capital Guardian Trust Company, and Van Kampen Asset Management (each a "Sub-Advisor" and collectively the "Sub-Advisors") were approved in May and August, 2006. In connection with their approval in August 2006 of investment advisory agreements for the Funds substantially identical to the Funds' current Agreements, except with respect to dates and in contemplation of the acquisition of the Advisor by the Principal Financial Group, the Board of Trustees, Independent Trustees and the Investment Committee of the Board (the "Committee") relied on the information provided in connection with the approval of the corresponding Agreements in May 2006, as supplemented by expense and performance information provided by Lipper Inc., a third-party data provider ("Lipper"), for periods ended June 30, 2006. The material factors and conclusions that formed the basis for the Committee's recommendation and the subsequent approval by the Board and the Independent Trustees in August 2006 were the same as those in May 2006, which are discussed below, except that the Board, the Independent Trustees and the Committee also considered the supplemental expense and performance information for periods ended June 30, 2006; representations by the Principal Financial Group (see Note 14 in the Notes to Financial Statements) that, subsequent to its acquisition of the Advisor in the Transaction, there is not expected to be any reduction in the nature, quality and extent of services provided to the Funds by the Advisor; the fact that the substantive terms of the Agreements, including the advisory and sub-advisory fees payable thereunder, were not changing; and representations by the Principal Financial Group that, except as discussed with the Board of Trustees, no changes were expected in either the Advisor's investment professionals who would be providing services to the Funds or the amount of time and attention that would be devoted by such investment professionals to the Funds.

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS:

Each year, the Board, including a majority of the Independent Trustees, is required to determine whether to continue the Agreements. The 1940 Act requires that the Board request and evaluate, and that the investment advisor furnish, such information as may reasonably be necessary to evaluate the terms of the Agreements. In May 2006, the Board and the Independent Trustees approved the continuation of the Agreements with, respectively, the Advisor and each of the Sub-Advisors, in each case following the recommendation of the Committee, a majority of the members of which are Independent Trustees, and the recommendations of the Independent Trustees as a whole. The material factors and conclusions that formed the basis for the Committee's recommendation and the subsequent approval by the Board and the Independent Trustees are discussed below.

REVIEW PROCESS:

The Independent Trustees received assistance and advice, including a written memorandum, regarding the legal standards applicable to the consideration of advisory arrangements from independent counsel to the Funds and the Independent Trustees. The Independent Trustees discussed the continuation of the Agreements with representatives of the Advisor and in private session with independent legal counsel at which no representatives of the Advisor were present. The Committee, in deciding to recommend continuation of the Agreements, and the Board and the Independent Trustees, in approving such continuation, did not identify any particular information that was all-important or controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their deliberations were made separately in respect of each Fund. This summary describes the most important, but not all, of the factors considered by the Board, the Independent Trustees and the Committee. The Board, the Independent Trustees and the Committee considered the fact that many of the Funds are managed in a style substantially identical to that of a corresponding series of WM Variable Trust (each, a "VT Fund") and reviewed the Funds simultaneously with their review of the corresponding VT Funds.

MATERIALS REVIEWED:

During the course of each year, the Board receives a wide variety of materials relating to the services provided by the Advisor and its affiliates, including reports on: each Fund's investment results; portfolio construction; portfolio composition; performance attribution; shareholder services; the Advisor's views on the economy and capital markets; and other information relating to the nature, extent and quality of services provided by the Advisor and its affiliates to the Funds. In addition, in connection with its annual consideration of the Agreements, the Board requests and reviews supplementary information regarding the terms of the Agreements, performance and expense information for other investment companies derived from data compiled by Lipper, data on pre- and post-marketing profit margins for investment advisory subsidiaries of publicly traded companies prepared by Lipper, as well as additional information prepared by the Advisor, including financial and profitability information regarding the Advisor and its affiliates, descriptions of various functions undertaken by the Advisor, such as compliance monitoring practices, and information about the personnel providing investment management to the Funds. The Board, the Independent Trustees and the Committee also considered information regarding "revenue sharing" arrangements that the Advisor and its affiliates have

WM GROUP OF FUNDS

entered into with various intermediaries that sell shares of the Funds. The Board also requested and reviewed information relating to other services provided to the Funds by the Advisor and its affiliates under other agreements, including information regarding so-called "fall-out" benefits to the Advisor and its affiliates due to their other relationships with the Funds, such as the administrative services contract with the Advisor described below. The Board and the Committee also received and reviewed comparative performance information regarding the Funds at each of the quarterly Board and Committee meetings.

NATURE, EXTENT AND QUALITY OF SERVICES:

Nature and Extent of Services -- In considering the continuation of the Agreements, the Board, the Independent Trustees and the Committee evaluated the nature and extent of the services provided by the Advisor, its affiliates, and the Sub-Advisors. For each Fund, the Advisor or the relevant Sub-Advisor, as applicable, formulates the Fund's investment policies (subject to the terms of the prospectus); analyzes economic trends and capital market developments; evaluates the consistency, style and quality of the investment services provided to the Fund; evaluates the risk/return characteristics of the Fund by reference to the specific security holdings of the Fund; monitors the Fund's investment performance; and reports to the Board and the Committee. The Board, the Independent Trustees and the Committee considered information concerning the investment philosophy and investment process used by the Advisor and the Sub-Advisors in managing the Funds. The Board, the Independent Trustees and the Committee considered the in-house research capabilities of the Advisor and the Sub-Advisors as well as other resources available to the Advisor and the Sub-Advisors, including research services available to the Advisor and the Sub-Advisors as a result of securities transactions effected for the Funds. The Board, the Independent Trustees and the Committee considered the managerial and financial resources available to the Advisor and the Sub-Advisors and concluded that they would be sufficient to meet any reasonably foreseeable obligations under the Agreements. The Board, the Independent Trustees and the Committee noted that the standard of care under the Agreements was comparable to that typically found in mutual fund investment advisory agreements, and considered the record of the Advisor in resolving potential disputes arising under its investment advisory agreements with the WM Group of Funds in the best interests of shareholders.

Quality of Services -- The Board, the Independent Trustees and the Committee considered the quality of the services provided by the Advisor and the Sub-Advisors and the quality of their resources that are available to the Funds. The Board, the Independent Trustees and the Committee considered the investment experience and professional qualifications of the personnel of the Advisor, its affiliates and the Sub-Advisors and the size and functions of their staffs, as well as the reputation of the Advisor and the Sub-Advisors. In evaluating the scope and quality of the services provided by the Advisor to the Funds, the Board, the Independent Trustees and the Committee members also drew on their experiences as directors or Trustees of the VT Funds and, for certain Trustees, other funds. The Board, the Independent Trustees and the Committee also received and reviewed information regarding the quality of non-investment advisory services provided to the Funds by the Advisor and its affiliates under other agreements.

The Board, the Independent Trustees and the Committee concluded that the services provided by the Advisor and the Sub-Advisors have benefited and should continue to benefit the Funds and their shareholders. The Board, the Independent Trustees and the Committee concluded that the investment philosophies, processes, and research capabilities of the Advisor and the Sub-Advisors were well suited to the Funds, given their investment objectives and policies. The Board, the Independent Trustees and the Committee concluded that the scope of the services provided to the Funds by the Advisor and the Sub-Advisors under the Agreements was consistent with the Funds' operational requirements, including, in addition to their investment objectives, compliance with the Funds' investment restrictions, tax and reporting requirements and related shareholder services. The Board, the Independent Trustees and the Committee concluded that the nature, scope and quality of the services provided by the Advisor and the Sub-Advisors were sufficient, in light of the resources dedicated by the Advisor and the Sub-Advisors and their integrity, personnel, systems and financial resources, to merit approval of the continuation of the Agreements.

PORTFOLIO MANAGEMENT SERVICES AND PERFORMANCE:

In their evaluation of the quality of the portfolio management services provided by the Advisor and the Sub-Advisors, the Board, the Independent Trustees and the Committee considered the professional credentials and investment experience of the Funds' portfolio managers. The Board, the Independent Trustees and the Committee considered the Funds' record of compliance with investment restrictions. The Board, the Independent Trustees and the Committee reviewed information comparing the Funds' historical performance to relevant market indices or blends of market indices for the 1-, 3- and 5-year (or since inception) periods ended March 31, 2006, and to average performance information for peer groups, prepared by Lipper based on the performance of other investment companies with similar investment objectives over the 1-, 3-, 5-, and 10-year periods (to the extent applicable) ended December 31, 2005. In the case of each Fund that had performance that lagged that of a relevant peer group for certain

WM GROUP OF FUNDS

(although not necessarily all) periods, the Board, the Independent Trustees and the Committee concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Agreements. Those factors varied from Fund to Fund, but included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing as expected, given market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Advisor had taken or was taking steps designed to improve the Fund's investment performance. After reviewing the foregoing factors, the Board, the Independent Trustees and the Committee concluded that the Advisor's and Sub-Advisors' performance records and investment processes used in managing the Funds were sufficient to merit approval of the continuation of the Agreements.

MANAGEMENT FEES AND EXPENSES:

The Board, the Independent Trustees and the Committee reviewed information, including comparative information provided by Lipper, regarding the advisory, administrative, transfer agent, and service and distribution fees paid to the Advisor, its affiliates, and the Sub-Advisors and the total expenses borne by the Funds. They discussed trends in total expense ratios for the Funds. The Board, the Independent Trustees and the Committee reviewed the transfer agency fees paid by the Funds to the Transfer Agent and the distribution (12b-1) fees paid to the Distributor. The Board, the Independent Trustees and the Committee considered the Funds' management fees relative to those of their respective peer groups as determined by Lipper. The Board, the Independent Trustees and the Committee concluded that the fees to be charged under the Agreements bore a reasonable relationship to the scope and quality of the services provided.

PROFITABILITY AND ECONOMIES OF SCALE:

Profitability -- The Board, the Independent Trustees and the Committee reviewed information regarding the cost of services provided by the Advisor and its affiliates and the profitability (before and after distribution expenses and prior to taxes) of their relationships with the Funds. The Board, the Independent Trustees and the Committee considered trends in the profitability of the Advisor and its affiliates, and information provided by Lipper regarding the pre- and post-marketing profitability of other investment advisers with publicly traded parent companies. The Board, the Independent Trustees and the Committee considered that the Advisor must be able to pay and retain experienced professional personnel at competitive rates to provide services to the Funds (and in connection therewith, reviewed information regarding the structure of compensation of the Advisor's investment professionals) and that maintaining the financial viability of the Advisor is important in order for it to continue to provide significant services to the Funds and their shareholders. In addition, the Board, the Independent Trustees and the Committee considered information regarding the direct and indirect benefits the Advisor receives as a result of its relationship with the Funds, including compensation paid to the Advisor and its affiliates under other agreements, such as transfer agency fees to the Transfer Agent, and 12b-1 fees and sales charges to the Distributor, as well as research provided to the Advisor in connection with portfolio transactions effected on behalf of the Funds (soft dollar arrangements) and reputational benefits. The Trustees did not evaluate the profitability to the Sub-Advisors of their relationships with the Funds because the structure of the Agreements is such that the fees payable to the Advisor are reduced by any fees payable to the Sub-Advisors and they concluded that negotiations between the Advisor and the Sub-Advisors had been entirely at arm's-length.

Economies of Scale -- The Board, the Independent Trustees and the Committee reviewed the extent to which the Advisor may realize economies of scale in managing and supporting the Funds and the current level of Fund assets in relation to the breakpoints in the Funds' advisory fees. The Board, the Independent Trustees and the Committee considered the extent to which economies of scale might be realized (if at all) by the Advisor across a variety of products and services included within the WM Group of Funds.

The Board, the Independent Trustees and the Committee concluded that the Funds' cost structure was reasonable given the scope and quality of the services provided to the Funds and that the Advisor was sharing any economies of scale with the Funds and their shareholders.

ADDITIONAL CONSIDERATIONS:

The Board, the Independent Trustees and the Committee also considered possible conflicts of interest associated with the provision of investment advisory services by the Advisor to other clients. The Trustees considered the procedures of the Advisor designed to fulfill its fiduciary duties to its advisory clients with respect to possible conflicts of interest, including the codes of ethics, the integrity of the systems in place to ensure compliance with the foregoing, and the record of the Advisor in these matters.

WM GROUP OF FUNDS

CONCLUSIONS:

Based on their review, including their consideration of each of the factors referred to above, the Board, the Independent Trustees and the Committee concluded that the Agreements and the fees payable to the Advisor and the Sub-Advisors are fair and reasonable to the Funds and their shareholders, given the scope and quality of the services provided to the Funds and such other considerations as the Trustees considered relevant in the exercise of their reasonable business judgment, and that the continuation of the Agreements was in the best interests of the Funds and their shareholders. The Board and the Independent Trustees unanimously approved the continuation of the Agreements.

OTHER FUND INFORMATION

TAX INFORMATION:

The following tax information for the fiscal year ended October 31, 2006, is provided pursuant to the provisions of the Internal Revenue Code.

The amounts of long-term capital gains designated are as follows (in thousands):

NAME OF FUND
------------
REIT Fund ...........................................................   $ 49,650
Equity Income Fund ..................................................    200,837
West Coast Equity Fund ..............................................     43,461
Mid Cap Stock Fund ..................................................     42,637
Small Cap Value Fund ................................................      5,485
International Growth Fund ...........................................     47,781
High Yield Fund .....................................................     27,280
California Municipal Fund ...........................................      4,902
California Insured Intermediate Municipal Fund ......................        300

Of the distributions made from investment income, the following percentages are tax exempt for regular federal income tax purposes.

NAME OF FUND
------------
California Municipal Fund ............................................   100.00%
California Insured Intermediate Municipal Fund .......................   100.00%

Of the distributions made by the following Funds, the corresponding percentages represent the amount of each distribution that may qualify for the dividends received deduction available to corporate shareholders.

NAME OF FUND
------------
REIT Fund ............................................................     5.48%
Equity Income Fund ...................................................   100.00%
Growth & Income Fund .................................................   100.00%
West Coast Equity Fund ...............................................   100.00%
Mid Cap Stock Fund ...................................................    62.40%
Growth Fund ..........................................................   100.00%
Small Cap Value Fund .................................................    24.42%
International Growth Fund ............................................     2.67%
High Yield Fund ......................................................     2.41%

WM GROUP OF FUNDS

If the Fund meets the requirements of Section 853 of the Code, the Fund may elect to pass through to its shareholders credits for foreign taxes paid. The total amount of income received by the International Growth Fund from sources within foreign countries and possessions of the United States is $0.2620 per share (representing a total of $24,124,051). The total amount of taxes paid to such countries is $0.0234 per share (representing a total of $2,151,000).

The following tax information represents fiscal year end percentages and may differ from those provided to shareholders at calendar year end.

Of the distributions made by the following Funds, the corresponding percentages represent the amount of each distribution that will qualify for the 15% dividend income tax rate.

NAME OF FUND
------------
REIT Fund ............................................................     5.84%
Equity Income Fund ...................................................   100.00%
Growth & Income Fund .................................................   100.00%
West Coast Equity Fund ...............................................   100.00%
Mid Cap Stock Fund ...................................................   100.00%
Growth Fund ..........................................................   100.00%
Small Cap Value Fund .................................................    86.55%
International Growth Fund ............................................    58.99%
High Yield Fund ......................................................     3.99%

The above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and capital gains for generally accepted accounting principles (book) purposes and federal income tax (tax) purposes.

SCHEDULES OF INVESTMENTS:

The Trusts file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trusts' Forms N-Q are available at http://www.sec.gov and also may be reviewed and copied at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 800-SEC-0330.

PROXY VOTING INFORMATION:

The policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities held by the Funds are included in the Trusts' Statement of Additional Information which is available, without charge and upon request, by calling 800-222-5852. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at http://www.wmgroupoffunds.com. This information is also available at http://www.sec.gov.

WM GROUP OF FUNDS

TRUSTEES AND OFFICERS INFORMATION

NAME, AGE, AND ADDRESS(1)                                       PRINCIPAL OCCUPATION(S)                       OTHER
OF NON-INTERESTED TRUSTEE(4)    LENGTH OF TIME SERVED(2)          DURING PAST 5 YEARS             DIRECTORSHIPS HELD BY TRUSTEE
----------------------------   -------------------------  ------------------------------------  ---------------------------------
Kristianne Blake               Composite Funds-3 years    CPA specializing in personal          Avista Corporation; Frank Russell
Age 52                         WM Group of Funds-8 years  financial and tax planning.           Investment Company; Russell
                                                                                                Investment Funds; University of
                                                                                                Washington.

Edmond R. Davis, Esq.          Sierra Funds-8 years       Partner at the law firm of Davis &    Braille Institute of America,
Age 78                         WM Group of Funds-8 years  Whalen LLP. Prior thereto, partner    Inc; Children's Bureau of
                                                          at the law firm of Brobeck, Phlegar   Southern California, Children's
                                                          & Harrison, LLP.                      Bureau Foundation; Fifield
                                                                                                Manors, Inc.

Carrol R. McGinnis             Griffin Funds-3 years      Private investor since 1994. Prior    Baptist Foundation of Texas;
Age 63                         WM Group of Funds-7 years  thereto, President and Chief          Concord Trust Company.
                                                          Operating Officer of Transamerica
                                                          Fund Management Company.

Alfred E. Osborne, Jr., Ph.D.  Sierra Funds-7 years       Senior Associate Dean, University of  K2, Inc.; First Pacific Advisors'
Age 62                         WM Group of Funds-8 years  California at Los Angeles Anderson    Funds; EMAK Worldwide, Inc.;
                                                          Graduate School of Management, and    Investment Company Institute;
                                                          Faculty Director of the Harold Price  Independent Directors Council
                                                          Center for Entrepreneurial Studies,
                                                          University of California at Los
                                                          Angeles.

Daniel L. Pavelich             Composite Funds-1 year     Retired Chairman and CEO of BDO       Catalytic, Inc.; Vaagen Bros.
Age 62                         WM Group of Funds-8 years  Seidman.                              Lumber, Inc.

Jay Rockey                     Composite Funds-3 years    Founder and Senior Counsel of The
Age 78                         WM Group of Funds-8 years  Rockey Company, now Rockey, Hill &
                                                          Knowlton.

Richard C. Yancey              Composite Funds-23 years   Retired Managing Director of Dillon   AdMedia Partners Inc.; Czech and
(Chairman)                     WM Group of Funds-8 years  Read & Co., an investment bank now    Slovak American Enterprise Fund
Age 80                                                    part of UBS.

NAME, AGE, AND ADDRESS(1)                                        PRINCIPAL OCCUPATION(S)                      OTHER
OF INTERESTED TRUSTEE(3)(4)     LENGTH OF TIME SERVED(2)           DURING PAST 5 YEARS            DIRECTORSHIPS HELD BY TRUSTEE
---------------------------    -------------------------  ------------------------------------  ---------------------------------
Anne V. Farrell                Composite Funds-4 years    President Emeritus of the Seattle     Washington Mutual, Inc.;
Age 71                         WM Group of Funds-8 years  Foundation.                           Recreational Equipment, Inc.

William G. Papesh              Composite Funds-9 years    President and Director of the         Member of Investment Company
(President and CEO)            WM Group of Funds-8 years  Advisor; Sr. Vice President and       Institute Board of Governors.
Age 63                                                    Director of the Transfer Agent and
                                                          Distributor.

NAME, AGE, AND ADDRESS(1)            POSITION(S) HELD WITH REGISTRANT &
OF OFFICER(4)                               LENGTH OF TIME SERVED                  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------------      ----------------------------------------------  --------------------------------------------------
Wendi B. Bernard               Vice President and Assistant Secretary since    Assistant Vice President of the Advisor.
Age 38                         2006. Prior to 2006, various other officer
                               positions since 2003.

Jeffrey L. Lunzer, CPA         First Vice President, Chief Financial Officer   First Vice President of the Advisor, Transfer
Age 46                         and Treasurer since 2003.                       Agent and Distributor. Prior to 2003, senior level
                                                                               positions at the Columbia Funds and Columbia
                                                                               Management Company.

William G. Papesh              President and CEO since 1987. Prior to 1987,    President and Director of the Advisor; Sr. Vice
Age 63                         other officer positions since 1972.             President and Director of the Transfer Agent and
                                                                               Distributor.

Gary Pokrzywinski              Senior Vice President since 2004. First Vice    Senior Vice President and Director of the Advisor,
Age 45                         President since 2001. Prior to 2001, Vice       Transfer Agent and Distributor.
                               President since 1999.

Debra Ramsey                   Senior Vice President since 2004.               President and Director of the Transfer Agent and
Age 53                                                                         Distributor; Sr. Vice President and Director of
                                                                               the Advisor.

John T. West                   First Vice President, Secretary, Chief          First Vice President of the Advisor, Transfer
Age 51                         Compliance Officer and Anti-Money Laundering    Agent and Distributor.
                               Compliance Officer since 2004. Prior to 2004,
                               various other officer positions since 1993.

Randall L. Yoakum              Senior Vice President since 2001. Prior to      Senior Vice President and Chief Investment
Age 47                         2001, First Vice President since 1999.          Strategist of the Advisor.

Note: The Statement of Additional Information includes additional information about Fund Trustees and Officers and is available, without charge, upon request by calling 800-222-5852.

(1) The address for all Trustees and Officers is 1201 Third Avenue, 8th Floor, Seattle, WA, 98101.

(2) The Sierra Funds merged with the Composite Funds on March 23, 1998, to form the WM Group of Funds. The Griffin Funds merged with the WM Group of Funds on March 5, 1999.

(3) Trustees are considered interested due to their affiliation with Washington Mutual, Inc., WM Advisors, Inc., WM Funds Distributor, Inc. and WM Shareholder Services, Inc.

(4) The Trustees and Officers serve in these capacities for the 40 Portfolios and Funds in the Fund Complex. Each Trustee and Officer shall hold the indicated positions until his or her resignation, retirement or removal.

                       This Page Left Blank Intentionally.

                                    (GRAPHIC)

(WM GROUP OF FUNDS LOGO)

A mutual fund's share price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

This annual report is published as general information for the shareholders of the WM Group of Funds. This material is not authorized for distribution unless preceded or accompanied by a current prospectus that includes more information regarding the risk factors, expenses, policies, and objectives of the funds. Investors should read the prospectus carefully before investing. To obtain an additional prospectus, please contact your Investment Representative or call 800-222-5852.

The WM Group of mutual funds is advised by WM Advisors, Inc., distributed by WM Funds Distributor, Inc., and sold through WM Financial Services, Inc. (all affiliates of Washington Mutual, Inc.) and independent broker/dealers.

Distributed by:
WM Funds Distributor, Inc.

Member NASD

(WM GROUP OF FUNDS LOGO)
P.O. Box 8024
Boston, MA 02266-8024

                                                                       PRESORT
                                                                      STANDARD
                                                                    U.S. POSTAGE
                                                                       PAID
                                                                     DST OUTPUT

                                                           8974 WMGAR (12/27/06)

ITEM 2. CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, a copy of which is attached hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of the registrant has determined that there is at least one Trustee who is an audit committee financial expert serving on its Audit Committee and has designated Daniel L. Pavelich as an "audit committee financial expert." Mr. Pavelich is "independent," as such term has been defined by the Securities and Exchange Commission (the "SEC") for purposes of implementing
Section 407 of the Sarbanes Oxley Act of 2002. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees

  2005              2006
  ----              ----
$200,700          $180,500

(b) Audit-Related Fees

2005              2006
----              ----
None              None

For the last two fiscal years, no audit-related fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(c) Tax Fees

  2005              2006
  ----              ----
$16,688           $15,600

The tax fees consist of fees billed in connection with reviewing the federal regulated investment company income tax returns for WM Trust II for the tax years ended October 31, 2004 and October 31, 2005.

(d) All Other Fees

For the last two fiscal years, no other fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e) (1) Pre-approval Policies and Procedures

Pursuant to the Audit Committee charter, the Audit Committee of the registrant will review and pre-approve or disapprove its principal accountant's engagement for all services with the registrant and its principal accountant's engagement for non-audit services with the registrant's investment advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the funds in accordance with paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.


(g) For the fiscal year ended October 31, 2006, the registrant's principal accountant billed aggregate non-audit fees in the amount of $112,000 for services rendered to the registrant, WM Advisors, Inc., WM Funds Distributor, Inc., WM Shareholder Services, Inc. and WM Financial Services, Inc. For the fiscal year ended October 31, 2005, the registrant's principal accountant billed aggregate non-audit fees in the amount of $0 for services rendered to the registrant, WM Advisors, Inc., WM Funds Distributor, Inc., WM Shareholder Services, Inc. and WM Financial Services, Inc.


(h) The Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor (not including any subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not Applicable.

ITEM 11. CONTROLS AND PROCEDURES:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC's rules and forms.

(b) There have been no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS


(a) Registrant's Code of Ethics. The registrant's code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto at Exhibit 99.CODE ETH.


(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 of the Investment Company Act of 1940 attached hereto as Exhibit 99.CERT.

(c) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WM Trust II

By:   /s/ William G. Papesh
      William G. Papesh
      President and Chief Executive Officer
Date: January 11, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities an on the dates indicated.

By:   /s/ Jeffrey L. Lunzer
      Jeffrey L. Lunzer
      Treasurer and Chief Financial Officer
Date: January 11, 2007

By:   /s/ William G. Papesh
      William G. Papesh
      President and Chief Executive Officer
Date: January 11, 2007